                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10183

                 ----------------------------------------------

                           MET INVESTORS SERIES TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

    (Name and Address of Agent for Service)                     Copy to:

             Elizabeth M. Forget                         Robert N. Hickey, Esq.
          -------------------------                    Sullivan & Worcester LLP
                  President                              1666 K Street, N.W.
         Met Investors Series Trust                     Washington, D.C. 20006
  22 Corporate Plaza Drive, Newport Beach,
              California 92660

       Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end:  December 31, 2003

Date of reporting period:  December 31, 2003

Item 1:  Report of Shareholder

                                 MET INVESTORS
                                 SERIES TRUST


                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                    Harris Oakmark International Portfolio
     (Formerly State Street Research Concentrated International Portfolio)
                       Janus Aggressive Growth Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                          PIMCO Innovation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
               (Formerly J.P. Morgan Small Cap Stock Portfolio)
                         Met/Putnam Research Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                    (Formerly MFS Mid Cap Growth Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2003

--------------------------------------------------------------------------------

February 2, 2004

Letter to Policyholders:

The stock market returned to positive performance in 2003 after three years of disappointing results. The S&P 500 Index rose 28.7% while small cap stocks, as measured by the Russell 2000 Index, rose 47.3%. International markets were also strong with the MSCI EAFE Index rising 39.2% for the year. Bonds continued to perform, albeit at a slower rate than recent years, with the Lehman Aggregate Bond Index up 4.1%.

With a recovery seemingly underway, the investment management industry was overshadowed by scandal. Our Board of Trustees has always consisted of at least 75% independent trustees. In addition, Met Investors Advisory and the MetLife insurance companies have strict controls in place to monitor for and detect abuses that may affect your investment. At Met Investors Series Trust we are committed to investing for the long-term.

On the following pages you will find a complete discussion of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and we will continue to focus our efforts to meet your investment needs.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half included immediate taxable income rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management's Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average/1/ was up 28.27%, the NASDAQ Composite Index/2/ was up 50.01%, and the S&P 500 Index/3/ was up 28.67%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Portfolio Overview
In 2003, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 26.03%, significantly underperforming its benchmark, the Russell Mid Cap Index/4/, which posted a return of 40.06%. Portfolio managers held overweight positions in the industrials, information technology, and energy sectors, and underweight positions in the consumer discretionary, financials and health care sectors, relative to the Russell Mid Cap Index. Throughout the year, portfolio managers took steps to increase exposure to the energy sector, and to reduce exposure to the consumer staples sector.

Stock selection and an underweight position in the financials sector was the largest detractor from performance, relative to the Russell Mid Cap. A relative under weight in the consumer discretionary sector and the Portfolio's cash position also detracted from performance in 2003.

Stock selection and an overweight position in the industrials sector was the largest positive contributor to the Portfolio's relative performance. Within the sector, machinery stocks performed especially well. An overweight position in the materials sector also benefited the Portfolio, particularly chemical stocks.

In broad rallies that the markets have experienced in the past few months, the Portfolio is likely to underperform. Due to the more conservative nature of the Portfolio, it will not be the first out of the gate when the markets have a dramatic move of this kind. Since the financial markets have risen so dramatically this year, portfolio managers are becoming more guarded about equity valuations. Managers continue to look for new opportunities that are attractively priced, and they will reevaluate positions that have moved significantly in the past few months, as these stocks may be nearing their price targets.

Outlook
By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and Mad Cow disease will impact last years gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Computer Associates International, Inc.    2.70%
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.51%
              ---------------------------------------------------
              Brunswick Corp.                            2.49%
              ---------------------------------------------------
              Dover Corp.                                2.36%
              ---------------------------------------------------
              Campbell Soup Co.                          2.16%
              ---------------------------------------------------
              Ceridian Corp.                             2.13%
              ---------------------------------------------------
              Apogent Technologies, Inc.                 1.98%
              ---------------------------------------------------
              Waters Corp.                               1.92%
              ---------------------------------------------------
              IMS Health, Inc.                           1.84%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.80%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Non-Cyclical           29.2%
Industrial             17.1%
Cyclical               13.4%
Energy                  8.8%
Technology              6.5%
Financial               6.0%
Diversified             5.8%
Basic Materials         5.5%
Utilities               5.2%
Communications          2.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


Met/AIM Mid Cap Core Equity Portfolio, managed by AIM Capital Management, Inc.,
                          vs. Russell Midcap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                                         Met/AIM Mid Cap
              Russell Midcap Index    Core Equity Portfolio
              --------------------    ---------------------
10/9/2001         $10,000                    $10,000
12/31/2001         11,463                     11,026
3/31/2002          11,950                     11,606
6/30/2002          10,809                     10,826
9/30/2002           8,903                      9,275
12/31/2002          9,608                      9,843
3/31/2003           9,381                      9,402
6/30/2003          11,094                     10,874
9/30/2003          11,807                     11,314
12/31/2003         13,457                     12,406




    ------------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 12/31/03)
    ------------------------------------------------------------
                                1 Year     Since Inception/6/
    ------------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Equity Portfolio--Class A   26.42%           6.51%
--  Class B                     26.03%          10.15%
    Class E                     26.35%           4.04%
    ------------------------------------------------------------
- - Russell Midcap Index/4/     40.06%          14.22%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The Index had a market capitalization range of approximately $9.8 billion to $1.2 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half included immediate taxable income rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management's Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average/1/ was up 28.27%, the NASDAQ Composite Index/2/ was up 50.01%, and the S&P 500 Index/3/ was up 28.67%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Portfolio Overview
Since January 1, 2003, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 38.86%, under performing its benchmark, the Russell 2000 Index/4/, which posted a return of 47.25%. Portfolio managers concentrated the Portfolio in the consumer discretionary, health care, and information technology sectors. During the year, managers reduced exposure to the materials and industrials sectors, but added a number of new names to the Portfolio, most of which were information technology stocks.

While the Portfolio's overall return was very strong for the year, a lack of exposure to more volatile, lower quality stocks detracted from performance when compared to the benchmark index. The Portfolio's relative underperformance was largely due to limited exposure to the financials sector. Although the financials sector detracted from performance on a relative basis, this sector had a positive impact on the Portfolio's overall return. An overweight position in the information technology sector was the largest positive contributor to the Portfolio's relative performance. Companies in the consumer discretionary sector, particularly specialty retail stocks, also positively contributed to performance on an absolute basis, and relative to the Russell 2000 Index. Underweight positions in the materials and industrials sectors, relative to the Russell 2000 Index negatively affected the Portfolio's performance.

During much of 2003, low quality stocks led the market, and companies with negative earnings revisions and poor profitability have been the best performers. Portfolio managers, however, are encouraged, as they believe this period is coming to an end. Once again, investors are beginning to reward high quality companies with positive revisions and sustainable growth characteristics. Fund managers are hopeful that the strong economic and financial data of the fourth quarter will continue to gain momentum in the New Year.

Outlook
By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and Mad Cow disease will impact last years gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Red Hat, Inc.                     0.90%
                   ------------------------------------------
                   Trimble Navigation, Ltd.          0.73%
                   ------------------------------------------
                   Applied Films Corp.               0.73%
                   ------------------------------------------
                   Urban Outfitters, Inc.            0.65%
                   ------------------------------------------
                   Getty Images, Inc.                0.65%
                   ------------------------------------------
                   CoStar Group, Inc.                0.63%
                   ------------------------------------------
                   Varian, Inc.                      0.62%
                   ------------------------------------------
                   Cal Dive International, Inc.      0.61%
                   ------------------------------------------
                   Corporate Executive Board Co.     0.61%
                   ------------------------------------------
                   P.F. Chang's China Bistro, Inc.   0.60%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

      [CHART]


Non-Cyclical         32.1%
Technology           17.6%
Industrial           14.8%
Cyclical             13.9%
Communications        7.0%
Financials            6.9%
Energy                6.8%
Basic Materials       0.6%
Diversified           0.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell              Met/AIM Small
                 2000 Index/4/      Cap Growth Portfolio
                --------------      --------------------
10/09/2001          $10,000                $10,000
12/31/2001           11,891                 11,890
03/31/2002           12,365                 11,540
06/30/2002           11,333                 10,040
09/30/2002            8,908                  8,190
12/31/2002            9,456                  8,620
03/31/2003            9,031                  8,290
06/30/2003           11,146                 10,010
09/30/2003           12,158                 10,749
12/31/2003           13,923                 11,969



    ---------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 12/31/03)
    ---------------------------------------------------------
                             1 Year     Since Inception/6/
    ---------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A       39.08%           0.76%
--        Class B            38.86%           8.40%
          Class E            39.00%           2.31%
    ---------------------------------------------------------
- - Russell 2000 Index/4/    47.25%          15.98%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/03
(Formerly State Street Research Concentrated International Portfolio)
Managed by Harris Associates L.P.

Letter to Policyholders

--------------------------------------------------------------------------------

Market & Economic Review
The year ended very differently than it started. Recall the thoughts occupying investors in early 2003: the continuation of the equity bear market, the raging bull market in bonds ("why be in stocks?!"), fears of war, fears of deflation, etc. Though investor emotion was encouraging equity market avoidance ("sell!"), fundamentals suggested the opposite: prices and valuations were attractive. Inflation was/is low, interest rates were/are low, conventional valuations like price to cash flow and dividend yield were/are (still) attractive. These two situations were not unrelated: equity market attractiveness was a manifestation of the fears listed above.

Recently, we have been getting a lot of calls and letters asking why none of the Harris International strategies have any direct stock investments in Chinese companies. It seems people are assuming because China is rapidly growing and is extremely vibrant economically, the stocks should be "buys".

The truth is, at this point in time, we cannot find any Chinese stocks that meet our strict value criteria. Most importantly, we are not yet satisfied by corporate governance structures. Companies in China are at least partially owned by the state and in nearly all cases, controlled by the state. This creates a giant conflict: what is good for the government may not be good for the other owners, especially foreign minority owners. Additionally, companies are primarily viewed as political instruments. The corporation is viewed as a handy tool to accomplish various goals, and building shareholder value may not be the top priority. Further, besides the presence of corporate governance conflicts, prices of the larger, more liquid Chinese companies (listed in Hong
Kong) do not look attractive; the current trendiness has really pushed valuations upward. So, when you consider price and quality, which is how we define value, we have yet to find opportunity in China.

Portfolio Performance Review
During the year ending December 31, 2003, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/ returned 39.2%. During this same period, your Portfolio performed slightly under the index with a 35.4% return. The greatest contributors to performance relative to the benchmark were stock selection in Italy and Sweden, and an overweight position in Sweden. The greatest detractors from performance relative to the benchmark were an overweight position in South Korea and stock selection in Germany. Though the recovery in your Portfolio's value has been widespread, the star performers for the year were Swedish telecom Telefonaktiebolaget LM Ericsson, Italian bank Sanpaolo IMI SpA, and Japanese financial services provider Daiwa Securities Group, Inc. Ericsson's continued cost-cutting, the installation of a new CEO, and better than expected cash generation have bolstered the market's confidence in Ericsson's goal to return to profitability (pre-restructuring charges) in 2003. Both Sanpaolo IMI SpA, and Daiwa Securities Group, Inc. are highly levered to equity markets, which saw significant recovery beginning in the second quarter.

During the year, we noted a great deal of worry surrounding pharmaceutical companies. The news is filled with talk of regulatory threats, patent expiries, generic competition, meager pipelines, etc. The stock prices of these companies collapsed while in many cases business value per share has increased. While we think there is some validity to a few of the market concerns, we believe pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth. We took advantage of this market weakness, significantly increasing many of our favorite pharmaceutical positions including GlaxoSmithKline Plc (UK), Aventis S.A (France), and Takeda Chemical Industries, Ltd. (Japan).

Outlook
During the past year, the world stock markets advanced significantly and disciplined, long termed investors won. The lesson: Don't let short-term fears cloud your vision to long-term prospects. We thank you for your continued support and confidence, and we look forward to 2004.

David G. Herro
Michael J. Welsh
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Aventis S.A.                        3.73%
                  -------------------------------------------
                  Diageo Plc                          3.63%
                  -------------------------------------------
                  GlaxoSmithKline Plc                 3.23%
                  -------------------------------------------
                  Nestle S.A.                         3.21%
                  -------------------------------------------
                  Euronext N.V.                       3.11%
                  -------------------------------------------
                  Vivendi Universal S.A.              3.08%
                  -------------------------------------------
                  Akzo Nobel N.V.                     3.03%
                  -------------------------------------------
                  Cadbury Schweppes Plc               2.95%
                  -------------------------------------------
                  Neopost S.A.                        2.84%
                  -------------------------------------------
                  Takeda Chemical Industries, Ltd.    2.78%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/03

                                    [CHART]

United Kingdom        20.7%
France                17.6%
Switzerland           13.9%
Others                12.7%
Germany                7.7%
Japan                  7.7%
Netherlands            6.5%
South Korea            4.6%
Italy                  4.4%
Mexico                 4.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/03
(Formerly State Street Research Concentrated International Portfolio)
Managed by Harris Associates L.P.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                    Index/2/       International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124



    -------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 12/31/03)
    -------------------------------------------------------------
                                 1 Year     Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           35.36%           5.59%
--   Class B                     34.96%           9.03%
     Class E                     35.14%           6.79%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           39.16%           9.30%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/03
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance Overview

For the 12 months ended December 31, 2003, the Portfolio advanced 30.91%, while its benchmark, the S&P 500 Index/1/, gained 28.69%.

Market Overview

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500 Index climbed 28.69%. Not to be outdone, the technology-dominated NASDAQ Composite Index/2/ surged 50.93% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

Manager's Overview

Q. How did you manage the Portfolio in this environment?
In short, we maintained an investment strategy that had exposure to steady-growth stocks which can perform regardless of the economic climate, while increasing investments in cyclical stocks whose results are tied more closely to the economy and, therefore, have room to grow.

Q. Which individual holdings had the greatest positive impact on performance? The Portfolio benefited greatly from a resurgence in Internet services provider Yahoo!, Inc.'s share price, as well as from the appreciation of our holding in networking giant Cisco Systems, Inc. Semiconductor chip developers Maxim Integrated Products, Inc., which supplies markets ranging from automakers to high-tech consumer goods manufacturers, and Texas Instruments, Inc., which focuses on the cellular phone and computer industries, also aided performance, as did leading chip equipment maker Applied Materials, Inc.

Q. Which individual holdings had the greatest negative impact on performance? The Portfolio's largest detractor was General Dynamics, a leading defense contractor and builder of Gulfstream jets. Information infrastructure provider Softbank Corp. also weighed on the Portfolio's performance, as did packaging and consumer products manufacturer Pactiv Corp. Other disappointments included optical equipment producer Corning, and network solutions provider Ciena Corp.

Q. Which sectors had the greatest impact on the Portfolio's performance?
While considering sector contributions, it's important to remember that our extensive research efforts focus on individual companies, not broader industries. Understanding this, sector analysis shows that our holdings in the information technology and consumer discretionary areas, which exceeded the S&P 500 Index weightings, accounted for a large percentage of the Portfolio's gains. And while every sector posted positive returns during the period, minimal gains from the materials and utilities areas made them our weakest-performing sectors.

Q. How will you manage the Portfolio in the months ahead?
We will continue to focus on companies with quality earnings and healthy operating margins that are benefiting from the stronger economy, while seeking opportunities in more consistent growth investments that may be underperforming due to investor rotations.

In light of the recent events surrounding the mutual fund industry, I would like to take a moment to reassure you of my deep commitment to serving your interests. I consider these interests to be of the highest priority when making decisions for the Portfolio, and want you to know that I take my fiduciary responsibility extremely seriously. I also want you to know that I write this not only as your portfolio manager, but as an investor with a sizeable financial interest in Janus' offerings.

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Cisco Systems, Inc.                  3.40%
                 ---------------------------------------------
                 Maxim Integrated Products, Inc.      3.28%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.76%
                 ---------------------------------------------
                 Yahoo!, Inc.                         2.58%
                 ---------------------------------------------
                 Texas Instruments, Inc.              2.37%
                 ---------------------------------------------
                 Applied Materials, Inc.              2.19%
                 ---------------------------------------------
                 Citigroup, Inc.                      1.82%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   1.74%
                 ---------------------------------------------
                 Total Fina Elf S.A. (ADR)            1.72%
                 ---------------------------------------------
                 Amgen, Inc.                          1.72%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                     [CHART]


Technology                          23.5%
Non-Cyclical                        22.3%
Cyclical                            13.2%
Industrials                          8.9%
Financials                           9.1%
Communications                      17.0%
Energy                               3.7%
Diversified                          2.3%



--------------------------------------------------------------------------------
                                      7

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/03
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]


         Janus Aggressive
         Growth Portfolio          S&P 500 Index/3/
         ----------------          ----------------
 2/01       $10,000                     $10,000
 3/01         7,970                       8,512
 6/01         8,300                       9,010
 9/01         6,220                       7,687
12/01         7,400                       8,509
 3/02         7,430                       8,533
 6/02         6,260                       7,389
 9/02         5,250                       6,113
12/02         5,341                       6,628
 3/03         5,351                       6,420
 6/03         6,041                       7,408
 9/03         6,251                       7,605
12/02         6,991                       8,531




    ----------------------------------------------------------
                              Average Annual Return/3/
                              (for the period ended 12/31/03)
    ----------------------------------------------------------
                              1 Year     Since Inception/4/
    ----------------------------------------------------------
    Janus Aggressive
--  Growth Portfolio--Class A 30.91%           -2.77%
    Class B                   30.90%          -11.67%
    Class E                       --           23.72%
    ----------------------------------------------------------
- - S&P 500 Index/1/          28.69%           -5.30%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/2003. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How Did the Portfolio Perform?

The Portfolio which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, Class A shares returned 4.01% for the one-year period ended December 31, 2003. This compares to the 4.20% return of its benchmark index, the Citigroup Broad Investment Grade Bond Index./1/

How Was the Portfolio Managed?

Early in 2003, the war in Iraq, the SARS outbreak, and weakness in the labor market and the economy dominated the market's attention. By spring, investor sentiment was buoyed by improving corporate earnings, the passage of a tax package and a brighter economic outlook. However, because of the persistently weak labor market and excess capacity, worries of deflation remained. Interest rates fell to levels not seen in generations, supporting an extraordinary mortgage-refinancing wave and sustaining economic improvement. In June, the Federal Reserve Board cut the Federal Funds Rate to 1%, its lowest level since 1958. Alan Greenspan's optimistic tone, combined with an uptick in economic data, sparked an enormous bond market sell-off in mid-June and July. Rising interest rates shocked the mortgage market in July; it fully recovered by year-end. During the second half of 2003, economic growth strengthened markedly. In fact, third-quarter GDP (Gross Domestic Product) growth was 8.2%. Strong profits supported the corporate sector's increase in capital spending and hiring. Yet, with ongoing excess capacity and comparatively high unemployment, consumer price inflation continued to decelerate. The Fed indicated in December that it would keep its monetary policy on hold until economic conditions warrant a change. Treasury yields ended 2003 modestly higher. Credit spreads narrowed throughout the year in response to the improving economy.

We generally maintained a long duration position, focusing on the shortest part of the yield curve, to benefit from accommodative Fed policy. For much of the period, we overweighted prepayment-sensitive mortgages because of compelling yields, while actively managing coupon selection and focusing on current coupon mortgages (i.e., 5.5%). We concentrated on bottom-up security selection in investment-grade corporate bonds, maintaining a modest overweight. As economic conditions improved, we favored lower quality, BBB-rated corporate credits. We overweighted asset-backed and commercial mortgage-backed securities as spreads grew tighter for higher quality securities. Early in 2003, we held a hedged non-dollar international position to benefit from our expectation that European growth would lag the United States. As investors sought greater returns in high-yield and emerging markets debt, we maintained modest positions in these markets.

Why Did the Portfolio Underperform Its Benchmark?

Our duration positioning was a modest negative for performance. Although our investment-grade corporate holdings benefited from strong investor demand, our low-risk exposure did not benefit fully from the strong performance in the sector. The Portfolio's overweight to prepayment-sensitive mortgages hampered returns over the summer, but was a positive early in the year and in the fourth quarter. Detracting modestly was our international position and our overweight to commercial mortgage-backed securities. Our modest allocations to high-yield and emerging markets debt performed well throughout the year, as did our underweight to Treasury and agency debt.

Timothy H. Neumann
Mark Settles
Portfolio Managers
J.P. Morgan Investment Management Inc.

Top Ten Holdings by Market Value
As of 12/31/03

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.50%, TBA)                 15.28%
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.00%, TBA)                 10.27%
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.00%, TBA)                  8.99%
     ----------------------------------------------------------------------
     Government National Mortgage Assoc.                            3.83%
     ----------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.50%, TBA)                  2.93%
     ----------------------------------------------------------------------
     CS First Boston Mortgage Securities Corp. (7.29%, 09/15/41)    2.05%
     ----------------------------------------------------------------------
     U.S. Treasury Bond (5.375%, 02/15/31)                          1.65%
     ----------------------------------------------------------------------
     Wachovia Bank Commercial Mortgage Trust (4.98%, 11/15/34)      1.65%
     ----------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (6.25%, 07/15/32)             1.13%
     ----------------------------------------------------------------------
     Capital One Multi-Asset Execution Trust--Class A1              0.85%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

U.S. Agency Mortgage Backed                   43.7%
Corporate Bonds & Debt Securities             22.7%
Asset-Backed Securities                       10.7%
Collateralized Mortgage Obligations            9.5%
Foreign                                        6.9%
U.S. Treasury                                  6.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                  For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                  For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
    J.P. Morgan Investment Management Inc. vs. Citigroup BIG Bond Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                 Salomon Brothers Broad       J.P. Morgan Quality
            Investment Grade Bond Index/1/      Bond Portfolio
            ------------------------------    -------------------
  5/1/1996             $10,000                     $10,000
06/30/1996              10,122                      10,096
09/30/1996              10,311                      10,270
12/31/1996              10,623                      10,567
03/31/1997              10,567                      10,504
06/30/1997              10,948                      10,862
09/30/1997              11,312                      11,208
12/31/1997              11,646                      11,524
03/31/1998              11,834                      11,724
06/30/1998              12,107                      12,001
09/30/1998              12,609                      12,500
12/31/1998              12,661                      12,489
03/31/1999              12,603                      12,409
06/30/1999              12,486                      12,228
09/30/1999              12,576                      12,296
12/31/1999              12,555                      12,296
03/31/2000              12,830                      12,561
06/30/2000              13,049                      12,745
09/30/2000              13,447                      13,100
12/31/2000              14,011                      13,700
03/31/2001              14,443                      14,117
06/30/2001              14,517                      14,162
09/30/2001              15,202                      14,625
12/31/2001              15,205                      14,664
03/31/2002              15,215                      14,715
06/30/2002              15,751                      15,114
09/30/2002              16,475                      15,744
12/31/2002              16,739                      15,975
03/31/2003              16,973                      16,177
06/30/2003              17,408                      16,567
09/30/2003              17,378                      16,514
12/31/2003              17,441                      16,616




                            ---------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/03)
                            ---------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    J.P. Morgan Quality
--  Bond Portfolio--Class A  4.01%  6.64%  5.87%       6.84%
    Class B                  3.78%    --     --        5.90%
    ---------------------------------------------------------------
    Citigroup Broad
    Investment Grade Bond
- - Index/1/                 4.20%  7.57%  6.62%       7.53%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Citigroup Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                 For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

Market Review

Amid a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial government tax cuts and evidence of a strong recovery, 2003 turned out to be an extraordinarily strong year for equity returns. As much as anything, 2003 was a year of reversion to the mean in the markets after the extraordinary events that accompanied the rise and fall of the bubble. In particular, investors regained their appetite for risk, buoyed no doubt by better economic news and fewer corporate implosions. In particular, lower quality/higher beta investments enjoyed the best returns, while dividend-paying stocks and high-quality stable growers did not perform as well. Meanwhile, stock price volatility collapsed back toward long-term average levels after reaching extremes not seen since the 1930s.

Portfolio Review

2003 was also a strong year for the relative performance of the Portfolio. The climate of extreme risk aversion prevailing in mid-2002 created many attractive opportunities for those focused on long-term earnings power, and many of the strongest contributors to our 2003 performance were stocks that were heavily discounted for one reason or another during the prior year.

Stock selection was strongest in the capital markets and finance sectors, where your manager added substantial value against the benchmark. In particular, overweight positions in Countrywide Financial Corp. and Capital One Financial Corp. benefited returns. Countrywide Financial Corp. gained share in the mortgage market and also, as rates backed up, its servicing business strengthened, boosting earnings. Shares of Capital One Financial Corp., a credit card company, advanced following news of a management restructuring, along with its announcement of record quarterly earnings.

Despite the Portfolio's strong return for the year, some holdings did encounter difficulties in the period. Shares of Merck & Co., Inc. declined after the company announced a number of high-profile disappointments in its drug pipeline. The drug-maker also reported lower-than-expected third-quarter profit, and lowered 2003 and 2004 earnings guidance. Additionally, the relative performance of the Portfolio was held back by a preference for oil service names in the energy sector, which was not rewarded.

Outlook

The two trends that most impressed us last year--cyclical recovery and a reversion to the mean for volatility--appear to be well played out now. Stocks are not particularly cheap, trading at 18 times our analysts' aggregate estimate of normalized earnings. The real value of future cash flows (the DDR) is significantly less attractive than a year ago and well below longer-term average levels. Still, stocks look to be a better value than bonds, and profits will be strong near term. Growing corporate confidence is resulting in higher inventories, higher capital spending and eventually more jobs. The improving global demand picture and weak dollar are additional positives, and we would be very surprised if earnings are disappointing over the next couple of quarters. So, overall, we expect modestly positive market returns.

Thomas M. Luddy
James Russo
Jonathan N. Golub
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Citigroup, Inc.             3.92%
                      ------------------------------------
                      General Electric Co.        3.02%
                      ------------------------------------
                      Tyco International, Ltd.    2.95%
                      ------------------------------------
                      Microsoft Corp.             2.81%
                      ------------------------------------
                      Pfizer, Inc.                2.63%
                      ------------------------------------
                      Cisco Systems, Inc.         2.32%
                      ------------------------------------
                      Guidant Corp.               2.28%
                      ------------------------------------
                      United Technologies Corp.   1.98%
                      ------------------------------------
                      Mattel, Inc.                1.97%
                      ------------------------------------
                      Viacom, Inc.--Class B       1.93%
                      ------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Non-Cyclical                       22.7%
Financial                          19.1%
Cyclical                           12.0%
Communications                     11.1%
Technology                         10.5%
Energy                              7.8%
Diversified                         7.2%
Industrial                          4.2%
Basic Materials                     3.1%
Utilities                           2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                 For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth based on $10,000+

                                    [CHART]

                                      J.P. Morgan Select
               S&P 500 Index/1/        Equity Portfolio
               ----------------       ------------------
  5/1/1996          $10,000                 $10,000
06/30/1996           10,297                   9,854
09/30/1996           10,615                  10,073
12/31/1996           11,499                  10,852
03/31/1997           11,808                  10,932
06/30/1997           13,869                  12,966
09/30/1997           14,908                  14,372
12/31/1997           15,336                  14,275
03/31/1998           17,475                  15,931
06/30/1998           18,052                  16,147
09/30/1998           16,256                  14,385
12/31/1998           19,718                  17,497
03/31/1999           20,700                  17,780
06/30/1999           22,160                  19,477
09/30/1999           20,777                  16,955
12/31/1999           23,868                  19,195
03/31/2000           24,415                  19,815
06/30/2000           23,768                  19,009
09/30/2000           23,540                  19,419
12/31/2000           21,699                  18,008
03/31/2001           19,125                  16,097
06/30/2001           20,244                  17,669
09/30/2001           17,272                  14,722
12/31/2001           19,119                  16,919
03/31/2002           19,172                  16,577
06/30/2002           16,603                  13,973
09/30/2002           13,734                  11,473
12/31/2002           14,893                  12,580
03/31/2003           14,424                  12,315
06/30/2003           16,646                  14,382
09/30/2003           17,087                  14,753
12/31/2003           19,168                  16,794




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/03)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A        33.50% -2.30% -0.82%       6.99%
     Class B                  33.20%     --     --       1.89%
    -----------------------------------------------------------------
- - S&P 500 Index/1/          28.69% -4.05% -0.56%       8.86%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio             For the period ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Equity Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Bond Market Review

The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of GDP throughout the first three quarters of 2003 (the latest data available). Businesses reportedly began to make capital investments once again. And the U.S. equities markets generally turned positive by the end of the year. These and other factors created an overall atmosphere that was beneficial for the high yield, convertible securities and high grade corporate markets.

Equity Component

The Portfolio's general lack of exposure to the information technology sector hurt relative returns for the time period. The S&P 500/Barra Value Index's/1/ sector holdings performed well, and as such, having generally no exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to add to the sector. Additionally, stock selection in the financial sector detracted from the Portfolio's relative performance. Certain Portfolio holdings within the insurance industry posted negative returns as a result of announcing increased property damage claims and a potential business reorganization. Stock selection in the consumer staples sector also hurt relative performance.

The Portfolio's underweight position in the telecommunications services sector benefited relative returns, as the sector was the weakest performer for the S&P 500/ Barra Value Index over the time period. Stock selection in the industrials sector also aided relative performance. Certain Portfolio holdings within the capital goods industry posted solid returns as a result of being awarded new business contracts.

Bond Component

Throughout the period, as through the entire year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. This pattern of returns in the market was reflected in the Portfolio, particularly among the high yield holdings where generally CCC rated issues were among the greatest contributors to total return and BB rated bonds were among the weakest.

Certain Portfolio holdings within the high yield bond segment, in the communications sector made contributions to total return. Among high yield issues, the only detractors from total return for the year were in the basic industries and consumer non-cyclical sectors. Within the Portfolio's convertible securities positions, a computer hardware issue was the greatest contributor to total return and a computer software issue was the greatest detractor from total return. In addition, an issue from an airline led the high grade bond segment of the Portfolio, while an issue from a building and construction company detracted from total return for the year.

Outlook

In the equities market, the Portfolio continues to focus on the securities that offer high relative value and that have an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical - chemicals, paper, retailers and manufacturing companies primarily in North American markets. We believe that the U.S. dollar will continue to weaken and that, combined with a strengthening domestic economy, this trend should benefit the Fund's holdings. In connection with the bond market, we believe the low level of inflation has been driving much of the action there lately. We believe that low inflation should continue through 2004. We also believe that the Federal Reserve (the Fed) may tighten interest rates early in the next year. But, given the low level of inflation generally reported, we believe the Fed would most likely take a gradual approach to raising interest rates. In our view, modest rate increases have historically been less likely to hinder an ongoing economic recovery. We believe bottom-up strategies will prove their mettle as issue selection and Portfolio construction take on even more prominence in driving performance.

Team managed

Note to investors: The Portfolio is managed by a team of investment managers and analysts. Edward von der Linde, Partner of Lord Abbett, and Christopher J. Towle, Partner of Lord Abbett, head the team, Messrs. von der Linde and Towle have been with Lord Abbett since 1985 and 1980, respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on S&P 500/Barra Value Index see next page. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      ChevronTexaco Corp.        2.60%
                      -----------------------------------
                      Bristol-Myers Squibb Co.   2.58%
                      -----------------------------------
                      Eastman Chemical Co.       2.56%
                      -----------------------------------
                      Ameren Corp.               2.51%
                      -----------------------------------
                      Dow Chemical Co.           2.50%
                      -----------------------------------
                      H.J. Heinz Co.             2.35%
                      -----------------------------------
                      Genuine Parts Co.          2.26%
                      -----------------------------------
                      SBC Communications, Inc.   2.15%
                      -----------------------------------
                      Tupperware Corp.           2.13%
                      -----------------------------------
                      NiSource, Inc.             2.08%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio             For the period ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/1/         Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104






--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Common Stock                            68.7%
Corporate Bonds & Debt Securities       19.9%
Convertible Bonds                        8.9%
Preferred Stock                          2.5%

    -----------------------------------------------------
                               Cumulative Return/3/ (for
                               the period ended 12/31/03)
    -----------------------------------------------------
                                  Since Inception/4/
    -----------------------------------------------------
    Lord Abbett America's
--  Value Portfolio                     21.05%
    -----------------------------------------------------
- - S&P 500 Index/2/                    22.76%
    -----------------------------------------------------

/1/ The S&P/BARRA Value Index is comprised of U.S. stocks representing a subset of the stocks making up the S&P 500 Index. The Index is constructed by dividing the stocks representing the S&P 500 Index into two categories: growth stocks and value stocks in accordance with the book-to-price ratio associated with each stock. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market, growth and value. The S&P/BARRA Value Index is comprised of firms having lower price-to-book ratios. Like the S&P 500 Index, the S&P/BARRA Value Index is capitalization-weighted - each stock is weighted in proportion to its market value.

/2/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/ Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of Gross Domestic Product (GDP) throughout the first three quarters of 2003 (the latest data available). Businesses reportedly began to make capital investments once again. And the U.S. equities markets generally turned positive by the end of the year. These and other factors created an overall atmosphere that was beneficial for the high yield, convertible securities and high grade corporate markets.

Portfolio Review
Throughout the year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. Within the high yield market, "C" rated bonds outpaced "BB" and "B" rated credits. In the convertible securities market, the speculative grade issues beat investment grade issues as well. Even in the high grade portion of the market, the highest yielding investment grade companies led that sector's advance. This pattern of returns in the market was reflected in the Portfolio, particularly among the high yield holdings where generally CCC rated issues were among the greatest contributors to total return and BB rated bonds were among the weakest (although one CCC rated holding was the greatest detractor among high yield positions).

Within the high yield bond segment, certain Portfolio holdings in the telecommunications sector made significant contributions to total return. Detractors in the high yield segment in terms of total return for the year included holdings in the basic industry and non-cyclical services sectors. Within the Portfolio's convertible securities positions, an issue in the basic industry sector was the greatest contributor to total return while a consumer non-cyclical issue was the greatest detractor from total return for 2003. In addition, an issue from a financial company led the high grade bond segment of the Portfolio, while an issue from a utility was the leading high grade detractor from total return for the year.

Outlook
We believe that the Fed's monetary policy should be beneficial for the Portfolio. In our view, the low level of interest rates, a weak dollar and a reported widespread return to corporate profitability have been instrumental elements in rekindling the economy. We believe this atmosphere--in which we observe a relatively strong macroeconomic environment with broad improvements in credit fundamentals--has allowed for strength in the high yield and convertible securities markets that should continue into 2004.

Christopher J. Towle
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   1.06%
                  -------------------------------------------
                  Allbritton Communications Co.      0.77%
                  -------------------------------------------
                  Paxson Communications Corp.        0.76%
                  -------------------------------------------
                  Gaylord Entertainment Co.          0.73%
                  -------------------------------------------
                  Lamar Advertising Co.              0.71%
                  -------------------------------------------
                  Documentum, Inc.                   0.71%
                  -------------------------------------------
                  Centennial Communications Corp.    0.71%
                  -------------------------------------------
                  Alpharma, Inc.                     0.70%
                  -------------------------------------------
                  El Paso Production Holding Co.     0.68%
                  -------------------------------------------
                  LSI Logic Corp.                    0.66%
                  -------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]


Corporate Bonds                      88.1%
International Bonds & Debt            5.1%
Equity Securities                     4.5%
U.S. Government Agency                2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]


                                                         Lord Abbett
                First Boston       Lehman Brothers           Bond
                 High Yield           Bond Index      Debenture Portfolio
                 ----------           ----------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867




    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                  (for the period ended 12/31/03)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A         19.52%  7.30% 5.20%        7.86%
    Class B                    19.15%     --    --        6.73%
    Class E                    19.35%     --    --        9.98%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/1/     4.11%  7.58% 6.62%        7.51%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/2/        27.93% 11.74% 6.43%        7.11%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. The Portfolio may also invest up to 20% of its net assets in equity securities of large cap companies, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar investments. In addition, the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review
Stock selection within the financial sector aided performance relative to the S&P 500 Index/1/. Several of the Portfolio's financial services holdings benefited from strong second quarterly earnings announcements. Industrials sector holdings also contributed positively to performance for the year. Certain companies within this sector benefited from news reported of stronger-than-expected third or fourth quarterly earnings. In addition, the Portfolio's underweight in the consumer staples sector, relative to the S&P 500 Index, further added to performance.

Stock selection within the energy sector detracted from relative performance for 12 months ended December 31, 2003. In particular, a Portfolio holding within the oil industry was hurt by an announcement of weaker-than-expected third quarter earnings. Stock selection within the consumer discretionary sector also hurt relative performance for the period. Specifically, a consumer product manufacturer has been hurt by weaker-than-anticipated sales in recent months. Additionally, certain holdings within the telecommunication services and health care sectors detracted from performance for the year.

Outlook
Toward the end of 2003, we added selectively to some undervalued consumer staples sector stocks. We continue to maintain a cyclical bias in the Portfolio, focusing on consumer cyclical, basic materials and technology stocks, which we believe should benefit from continued strengthening in the U.S. economy.

Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

Team managed
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the S&P 500 Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    5.21%
                 ---------------------------------------------
                 Deere & Co.                          2.61%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.35%
                 ---------------------------------------------
                 Apple Computer, Inc.                 2.26%
                 ---------------------------------------------
                 Bank One Corp.                       2.15%
                 ---------------------------------------------
                 American International Group, Inc.   2.15%
                 ---------------------------------------------
                 International Paper Co.              2.08%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.06%
                 ---------------------------------------------
                 Walt Disney Co.                      2.05%
                 ---------------------------------------------
                 Motorola, Inc.                       2.04%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03
                                    [CHART]

Basic Materials                 10.6%
Communications                  12.4%
Cyclical                         8.0%
Diversified                      2.9%
Energy                          10.1%
Financials                      18.3%
Industrial                      11.6%
Non-Cyclical                    18.7%
Technology                       5.2%
Utilities                        2.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P MidCap 500/        Lord Abbett Growth
                 BARRA Value Index/1/   and Income Portfolio   S&P 500 Index/2/
                 -------------------    --------------------   ----------------
12/11/1989             $10,000                 $10,000             $10,000
12/31/1989              10,210                                      10,215
03/31/2000              42,738                  45,130              55,672
06/30/2000              40,904                  44,336              54,191
09/30/2000              44,508                  47,921              53,665
12/31/2000              45,233                  51,971              49,463
03/31/2001              42,279                  47,127              43,597
06/30/2001              44,144                  49,814              46,148
09/30/2001              36,993                  42,989              39,373
12/31/2001              39,937                  48,973              43,582
03/31/2002              40,464                  50,927              43,704
06/30/2002              36,155                  45,397              37,848
09/30/2002              28,758                  36,408              31,308
12/31/2002              31,605                  40,184              33,950
03/31/2003              29,863                  38,074              32,881
06/30/2003              35,490                  44,851              37,944
09/30/2003              36,391                  46,233              38,950
12/31/2003              41,653                  52,664              43,694




    --------------------------------------------------------------
                                 Average Annual Return/3/
                             (for the period ended 12/31/03)
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/4/
    --------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A   31.06%  0.45%  6.26% 11.75%    12.54%
     Class B             30.73%     --     --     --     4.99%
    --------------------------------------------------------------
    S&P MidCap 500/Barra
- - Value Index/2/       31.80% -2.71%  1.95% 10.55%    10.68%
    --------------------------------------------------------------
--  S&P 500 Index/1/     28.69% -4.05% -0.56% 11.07%    11.06%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P Mid-Cap 500/Barra Value Index consists of 500 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review

Although the broad equity market experienced substantial gains in 2003, the strongest gains came from what are considered to be relatively speculative companies. In our opinion, the pessimism prevalent during the 2000--2002 bear market caused these companies to fall to extremes of valuation, in some ways mirroring the optimistic extremes they had reached in early 2000. As the market recovered in 2003, the smaller and in our opinion, rather speculative companies generally enjoyed the strongest rebounds. For example, while the Russell Midcap Growth Index/1/ returned 42.7% last year, the smallest capitalized one-fifth of the Index returned 71%. Similarly, the group of non-earnings companies within the Russell Midcap Growth Index had an aggregate gain of nearly 78%.

The most significant detractor from the Portfolio's relative performance in 2003 compared to the Russell Midcap Growth Index was the technology sector. The Portfolio's performance was hurt by both stock selection within the sector, and an underweighting of the sector as a whole. Although we have been increasing the Portfolio's emphasis on technology, we remain somewhat underweighted versus its benchmark, the Russell Midcap Growth Index. As technology was the top-performing sector, this underweight detracted from the Portfolio's performance during 2003. Stock selection within the computer software and systems was also a detractor from performance.

The most significant contributor to the Portfolio's relative performance compared to the Russell Midcap Growth Index during 2003 was stock selection within the consumer discretionary sector. The selection of holdings within the retail sector, especially, proved advantageous. The Portfolio also benefited from the strong performance of a cable television services holding.

As the year progressed, we increased the Portfolio's exposure to technology and consumer discretionary companies, although at year-end the Portfolio was modestly underweighted in both of these sectors. We decreased the Portfolio's exposure to healthcare throughout the year, going from a significant overweight last year to a slight underweight at year-end 2003. This shift came about as we increased the Portfolio's exposure to later-cycle, more economically sensitive parts of the Portfolio by reinvesting cash raised from this relatively defensive sector. The Portfolio's most significant overweight versus its benchmark, the Russell Midcap Growth Index, is the other energy sector. We continue to believe the sector will benefit from increased economic demand generated by a synchronized global recovery. The Portfolio's most significant underweight was in technology, although the Portfolio's exposure here has been increasing.

Outlook

Although we do not expect gains in 2004 to rival the gains of 2003, we believe that market strength should continue. Many stocks participated in 2003's market rally, with the overall equity market experiencing some of the best advance-decline statistics of the past 50 years. Currently, the economic expansion is continuing apace while interest rates remain relatively stable. We also believe that the weaker U.S. dollar may encourage additional demand from abroad, as a weaker dollar effectively decreases the price of U.S. goods purchased by foreign buyers. Furthermore, 2004 is a presidential election year; this has tended to provide a cyclical boost to markets in the past.

Kevin P. Ferguson
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Growth Index see next page. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             New York Community Bancorp, Inc.              2.25%
             ------------------------------------------------------
             Caremark Rx, Inc.                             2.16%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.--Class A   2.02%
             ------------------------------------------------------
             Genzyme Corp.                                 1.89%
             ------------------------------------------------------
             Everest Re Group, Ltd.                        1.84%
             ------------------------------------------------------
             Entercom Communications Corp.                 1.81%
             ------------------------------------------------------
             Ingersoll-Rand Co.--Class A                   1.81%
             ------------------------------------------------------
             EchoStar Communications Corp.--Class A        1.79%
             ------------------------------------------------------
             Nextel Partners, Inc.--Class A                1.69%
             ------------------------------------------------------
             InterActiveCorp.                              1.69%
             ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                             Lord Abbett Growth
                Russell Midcap Growth      Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160




--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials                  0.2%
Communications                  12.8%
Cyclical                        12.9%
Diversified                      1.1%
Energy                           5.0%
Financial                       10.6%
Industrial                      18.2%
Non-Cyclical                    26.6%
Technology                      12.6%

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A               36.43%          -1.30%
--  Class B                          35.70%          -3.00%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/1/   42.72%          -5.34%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher book-to-price ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review

Stock selection in the materials and processing sector detracted from relative performance versus the Russell Midcap Index/1/ for the twelve-month period ended December 31, 2003, as returns of certain Portfolio holdings within the chemical manufacturing industry trailed the Index's sector holdings. Stock selection in the consumer discretionary sector also hurt relative performance. The returns of certain Portfolio holdings in the personal and household products industry suffered, as a result of disappointing sales and excess production volume. Additionally, the Portfolio's lack of exposure to the technology sector hurt relative returns. The Russell Midcap Index's sector holdings performed well, and as such, having limited exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to meaningfully add to the sector.

The Portfolio's stock selection in the strong performing health care sector aided relative returns for the time period. Certain Portfolio holdings in the retail drug industry performed well in 2003, as investors gravitated to lower cost drug providers. Additionally, the Portfolio's relative underweight position in the consumer staples sector helped performance, as sector holdings did not keep pace with other, stronger performing sectors.

Outlook

We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to expand over the next twelve to eighteen months.

Recent feedback from meetings with management of a number of companies the Portfolio is invested in suggests they are beginning to see their businesses improve. We believe pricing will continue to improve--albeit unevenly across the economic sectors--and should aid corporate profitability going forward. In our opinion, the next step should be for manufacturing volumes to increase, further leveraging the growth in earnings.

As a result of governmental actions to pump liquidity into the world's financial system, it is our opinion that 2003 was marked more by speculation and valuation expansion than by the solid metrics that we rely on to implement the Portfolio's investment process. We do not expect this to continue indefinitely, and look forward to the return to solid investment principles in the not too distant future that have been the foundation of our success.

Edward von der Linde
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Eastman Chemical Co.              2.70%
                   ------------------------------------------
                   Georgia-Pacific Corp.             2.67%
                   ------------------------------------------
                   Monsanto Co.                      2.64%
                   ------------------------------------------
                   Everest Reinsurance Group, Ltd.   2.48%
                   ------------------------------------------
                   XL Capital, Ltd.--Class A         2.41%
                   ------------------------------------------
                   SAFECO Corp.                      2.41%
                   ------------------------------------------
                   Halliburton Co.                   2.36%
                   ------------------------------------------
                   Bausch & Lomb, Inc.               2.33%
                   ------------------------------------------
                   Dana Corp.                        2.33%
                   ------------------------------------------
                   Pactiv Corp.                      2.31%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03
                                    [CHART]

Basic Materials     18.8%
Communications       0.3%
Cyclical            21.5%
Energy              10.1%
Financial           17.4%
Industrial           8.0%
Non-Cyclical        15.9%
Technology           2.9%
Utilities            5.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]


                 Lord Abbett        S&P 400
                Mid-Cap Value    Mid-Cap/BARRA        Russell
                  Portfolio          Value           Mid-Cap
                -------------   --------------     -----------
08/20/1997         $10,000          $10,000          $10,000
09/30/1997          10,440           10,630           10,561
12/31/1997          10,490           11,204           10,678
03/31/1998          11,361           12,306           11,833
06/30/1998          11,308           11,797           11,654
09/30/1998           9,383           10,169            9,927
12/31/1998          10,606           11,727           11,757
03/31/1999          10,125           10,783           11,702
06/30/1999          11,829           12,392           12,973
09/30/1999          10,940           11,185           11,858
12/31/1999          11,211           12,000           13,902
03/31/2000          12,366           12,752           15,304
06/30/2000          13,198           12,413           14,614
09/30/2000          14,890           14,033           15,609
12/31/2000          17,139           15,341           15,049
03/31/2001          16,703           14,811           13,470
06/30/2001          17,659           16,497           14,754
09/30/2001          16,267           14,351           12,119
12/31/2001          18,527           16,436           14,203
03/31/2002          19,674           18,068           14,807
06/30/2002          18,472           17,007           13,393
09/30/2002          15,754           13,864           11,031
12/31/2002          16,802           14,775           11,904
03/31/2003          15,426           13,918           11,623
06/30/2003          17,910           16,588           13,746
09/30/2003          18,796           17,782           14,631
12/31/2003          21,196           20,716           16,675





          ----------------------------------------------------------------
                                          Average Annual Return/3/
                                      (for the period ended 12/31/03)
          ----------------------------------------------------------------
                                   1 Year 3 Year 5 Year Since Inception/4/
          ----------------------------------------------------------------
          Lord Abbett Mid-Cap
      --  Value Portfolio--Class A 26.15%  7.34% 14.85%       12.52%
          Class B                  25.87%    --     --         9.00%
          ----------------------------------------------------------------
      --  Russell Midcap Index/1/  40.08%  3.48%  7.23%        8.36%
          ----------------------------------------------------------------
          S&P MidCap 400/Barra
      - - Value Index/2/           40.21% 10.53% 12.06%       12.01%
          ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/03
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------

Management Review and Outlook
For the 12 months ended December 31, 2003, the Portfolio's Class B shares provided a total return of 32.04%. This compares with a return over the same period of 39.16% for the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. MSCI EAFE is a commonly used measure of the international stock market. Over the same period, the average international fund tracked by Lipper Inc. returned 34.74%.

Detractors from performance

Results from the portfolio's financial stocks lagged that group's benchmark returns. We had stayed away from higher-risk banks, particularly those in Germany and Japan, which were large corporate lenders and/or exposed to global stock markets. Our conservative strategy trimmed performance when the markets turned up in March 2003 and the banks we had avoided rebounded sharply.

Throughout the period, the Portfolio was overweighted in consumer staples stocks and that position held back returns when investors turned toward more economically sensitive sectors. One of the weaker holdings in the group was Japanese cosmetics firm Shiseido Co., Ltd. Shiseido Co., Ltd.'s stock price fell early in the year when it announced lower-than-expected 2002 earnings that the company attributed to the economic downturn. The Portfolio sold this stock because of its poor performance.

Performance from Tokyo Gas Co., Ltd., and Vodafone Group Plc., detracted from portfolio results for the quarter. The price of Tokyo Gas Co., Ltd. fell when investors moved into higher-risk stocks and away from more defensive investments. The stock of Japanese telecommunications company, Vodafone Group Plc., declined when the company missed its earnings target, delayed the rollout of its 3G wireless telephone, and forecast lower revenues due to increased handset subsidies.

Other detractors included British publishing company Reed Elsevier Plc., and heart-care surgical products company Jomed N.V. Leisure holding Reed Elsevier Plc., suffered from investor concerns about the company's US textbook business, its European business magazine directories, and its on-line media business. Jomed N.V. detracted from the portfolio's return when the company announced that its financial position was grossly overstated. The Portfolio no longer owns this stock.

Contributors to performance
Stock selection in retailing made strong contributions to Portfolio performance for the period. Two stocks, in particular, added healthy returns to the
Portfolio: British retailers Kingfisher Plc., and Next Plc. Kingfisher Plc. is a do-it-yourself retailer that cut costs and spun off its electrical business so that it could focus on its core business. Kingfisher Plc. benefited from strong sales in both its British and French stores. The stock of Next Plc. a clothing retailer rose largely, in our view, on investor confidence in the British consumer.

Utilities and communications stocks made a strong contribution to Portfolio's performance. Standouts in the group included Chinese Huaneng Power International, Inc.--Series H and Japanese cellular telephone company KDDI Corp, Huaneng Power International, Inc--Series H stock price rose because of China's ever expanding demand for electricity and results from the company's acquisition of small regional electrical companies. Increased Japanese market share from new data packages and ring tone service buoyed the stock price of KDDI Corp. The company's ring-tone service is particularly popular with teenaged girls, one of the largest cell phone user groups in Japan.

Automakers Denway Motor Ltd., Nissan Motor Co., Ltd. and Bayerische Motoren Werke (BMW) AG led returns from the autos and housing group even though these companies were not among the Portfolio top contributor to relative performance. Chinese manufacturer Denway Motor Ltd. had a hard time keeping up with demand from cash-paying customers. (Denway Motor Ltd. makes Hondas for the Chinese market.) Nissan Motor Co., Ltd. successfully introduced many new models, especially in the light truck area where it cut into the market share of U.S. automakers. We sold this stock when it reached our price target. Although BMW had a difficult start to 2003, it had a very positive second half. The company had success with the launch of its 7 Portfolio, its SUVs, and the Mini Cooper. Additionally the launch of the 5 Portfolio has met with better-than-expected results.

Other contributors included Stanley Electric Co., Ltd. and Fujikura, Ltd. Japanese technology firm Stanley Electric Co., Ltd. continued to benefit from increased usage of its lighting products in cell phones, computers, and autos. Strong demand for digital cameras and flip cell phones contributed to solid stock returns from Japanese industrial company Fujikura, Ltd. a manufacturer of flexible circuit boards.

Team managed
Note to investors: The Portfolio is managed by a committee of MFS Equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.
--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  AstraZeneca Plc                    3.10%
                  -------------------------------------------
                  Vodafone Group Plc                 2.89%
                  -------------------------------------------
                  Novartis AG                        2.81%
                  -------------------------------------------
                  BP Plc (ADR)                       2.61%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.57%
                  -------------------------------------------
                  UBS AG                             2.44%
                  -------------------------------------------
                  France Telecom                     2.03%
                  -------------------------------------------
                  Telefonica S.A.                    1.85%
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.             1.76%
                  -------------------------------------------
                  Honda Motor Co., Ltd.              1.70%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/03

                                    [CHART]

United Kingdom  25.7%
Japan           19.9%
Others          18.7%
France          10.1%
Switzerland     10.0%
Germany          4.5%
Spain            2.9%
Netherlands      2.9%
Sweden           2.7%
Korea            2.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/03
Managed by Massachusetts Financial Services Company


--------------------------------------------------------------------------------

               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth based on $10,000+

                                    [CHART]

                                             MFS Research
                 MSCI EAFE Index/1/     International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    MFS Research
--  International Portfolio--Class A 32.20%           1.50%
    Class B                          32.04%          -0.41%
    Class E                          32.09%           9.46%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               39.16%          -1.30%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



We are very pleased with the Portfolio's real and relative performance during the year. For the first few months of the reporting period, conflicting economic and political forces drove market performance. The U.S. economy showed signs of emerging from recession, interest rates declined steadily and inflation remained in check. However, corporate capital spending remained weak, consumer sentiment declined, and uncertainties related to the U.S.-led war in Iraq and the global battle against terrorism undermined investor confidence.

Investor sentiment turned sharply positive in mid-March 2003, driven by growing evidence of sustained economic growth, together with continuing low inflation, and supportive federal fiscal and monetary policies. At the same time, the market's uncertainties regarding the war on terrorism and geopolitical tensions were eased by the swift, successful conclusion of major combat operations in Iraq. In the three months between mid-March and mid-June 2003, the S&P 500 Index/1/ climbed from approximately 800 to over 1,000, and continued to rise gradually for the remainder of the period. While the market's greatest gains were concentrated among the smallest, most speculative issues, a wide range of stocks participated in this rally.

Currently, most economic indicators continue to show evidence of continuing gains, with accelerating corporate earnings, rising levels of corporate capital spending, improvements in industrial production, increases in manufacturing activity and growth on the jobs front. These developments are supported by favorable monetary policy and fiscal stimulus, and by a stabilizing geopolitical environment. In light of these developments, we are optimistic regarding the overall business environment and its impact on the Portfolio's disciplined, bottom-up investing approach.

The Portfolio's investment strategy focuses on companies that we believe offer strong potential for above-average growth, but that exhibit low valuations relative to their future growth prospects. In particular, we target companies with a history of positive earnings or cash flow, together with increasing earnings momentum and the potential for positive earnings surprises.

During the reporting period, we found a growing number of investment opportunities meeting these criteria among technology stocks we believed we poised for renewed cyclical growth. These included semiconductor makers, such as Intel Corp., and hardware companies, such as Cisco Systems, Inc. and Dell, Inc. Technology holdings delivered many of the Portfolio's greatest gains. We also identified a relatively large number of attractive investments among consumer discretionary stocks in such areas as media, leisure and other forms of entertainment. The Portfolio's top performers included the two major cruise lines, Carnival Corp. and Royal Caribbean Cruises, Ltd. which rebounded as travelers weary from two years of terrorism threats, began to book vacations. The Portfolio's performance was also helped by the strong performance of cable service providers, such as Comcast Corp., media companies, such as Time Warner, Inc., and several retailers.

Other significant holdings included biotechnology company Genentech, Inc. and electronic game developer Electronic Arts, Inc., both of which rose sharply during the period. We sold the Fund's positions in both companies when they reached our price targets, reflecting the Portfolio's disciplined investment approach and our sensitivity to stock valuation.

On the negative side, Viacom, Inc., one of the Portfolio's larger holdings, rose more modestly than other media holdings. We also failed to fully participate in the strong growth experienced by industrial stocks in spring and summer 2003 because of the Portfolio's slightly underweighted exposure to that area until relatively late in the reporting period.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Microsoft Corp.                   3.40%
                   -----------------------------------------
                   General Electric Co.              3.27%
                   -----------------------------------------
                   Comcast Corp.--Class A Special    3.13%
                   -----------------------------------------
                   Viacom, Inc.--Class B             2.79%
                   -----------------------------------------
                   Citigroup, Inc.                   2.43%
                   -----------------------------------------
                   Intel Corp.                       2.32%
                   -----------------------------------------
                   Time Warner, Inc.                 2.10%
                   -----------------------------------------
                   Medtronic, Inc.                   1.90%
                   -----------------------------------------
                   Morgan Stanley                    1.81%
                   -----------------------------------------
                   Pfizer, Inc.                      1.73%
                   -----------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

         [CHART]

Basic Materials    2.7%
Communications    17.8%
Cyclical           8.4%
Diversified        4.6%
Energy             5.8%
Financials        12.7%
Industrials        6.2%
Non-Cyclical      22.3%
Technology        19.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]



                Oppenheimer Capital
              Appreciation Portfolio   S&P 500 Index/1/
              -----------------------  ----------------
 2/12/01             $10,000               $10,000
 3/31/01               8,740                 8,512
 6/30/01               9,350                 9,010
 9/30/01               7,750                 7,687
12/31/01               8,573                 8,509
 3/31/02               8,314                 8,533
 6/30/02               7,023                 7,389
 9/30/02               6,013                 6,113
12/31/02               6,453                 6,628
 3/31/03               6,263                 6,420
 6/30/03               7,174                 7,408
 9/30/03               7,463                 7,605
12/31/03               8,294                 8,531




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A               28.75%          -1.39%
--  Class B                          28.53%          -6.28%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                 28.69%          -5.30%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/ Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio          For the period ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. Treasury Inflation Protected Securities, (TIPS), outperformed nominal treasuries for the year as breakeven inflation rates increased 74 basis points to 2.31%, with the benchmark Global Real US TIPS returning 8.39% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period. Amidst the volatility, inflation remained muted, even in the face of surging commodity prices and a falling U.S. dollar. This helped mitigate the impact of the rise in interest rates.

Other factors attributed to the Portfolio's Performance vs. the Benchmark Below index duration was generally negative for performance during the year, especially in May and September when rates fell considerably. A focus on intermediate maturities was also negative as the real yield curve flattened, especially during the last quarter. Backing forward purchases of TIPS with short-maturity corporates and asset-backed securities was another positive for performance.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will continue to keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The hoped for rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to Portfolio strategy, we will target near-index duration to protect relative returns against the risk of upward pressure on real rates. We will also target an overweight position in mostly shorter maturity TIPS, balanced by a slight overweight in the longest maturity TIPS. Given a steep yield curve, we will reap gains via "roll down," or price appreciation as bonds are revalued at lower yields over time. In addition, we will target bonds with longer settlement periods and invest cash backing the unsettled issues in short maturity bonds with relatively high yields. Lastly, we will boost income by holding short option positions and collecting the premium provided interest rate volatility is not higher than expected.

John B. Brynjolfsson
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 04/15/29)   23.16%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    18.29%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   16.89%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   15.13%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   12.39%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     8.60%
        ----------------------------------------------------------------
        U.S. Treasury Note                                       5.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     3.60%
        ----------------------------------------------------------------
        Bear Stearns ARM Trust                                   2.75%
        ----------------------------------------------------------------
        Missouri Higher Education Loan Authority                 1.36%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Asset-Backed Securities                1.9%
Collateralized Mortgage Obligations    2.4%
Corporate Bonds & Debt Securities      2.5%
Municipals                             2.5%
U.S. Treasuries                       90.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio          For the period ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. TIPS
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547




    ------------------------------------------------------------------
                                            Cumulative Return/2/
                                       (for the period ended 12/31/03)
    ------------------------------------------------------------------
                                             Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                              5.47%
    Class B                                         5.35%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                        5.67%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                          For the year ended 12/31/03
Managed by PIMCO Equity Advisors LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Market Overview

After two very difficult years, the technology sector experienced a strong rebound in 2003, with many industries posting double-digit gains.

Portfolio Strategies

The Portfolio's overweight position in the semiconductor industry contributed to its outperformance. After disappointing performance during the first quarter of 2003, semiconductor stocks rebounded sharply as investors began to discount an economic recovery. In particular, Taiwan Semiconductor Manufacturing Co., Ltd(ADR) and Texas Instruments, Inc., posted substantial gains.

The Portfolio's positions in certain Internet stocks provided some standout performance for the year. Stocks such as Amazon.com and Yahoo!, Inc., posted triple-digit gains as these issues were bid up by investors who continued to be the powerful operating leverage of these companies. Rapid revenue growth was layered on essentially fixed costs.

In addition, storage stocks also proved to be strong performers during 2003. Pure storage disk drive stocks benefited from being in an industry that has consolidated down from 8-10 players to the current 4-5 players. EMC Corp. excelled in the storage sector, posting a triple-digit gain for the year as the company completed a multi-year task cost reduction plan that once again positioned the company as an industry leader.

The Portfolio's exposure to the cell phone industry produced mixed results for the year. The SARS epidemic in the spring weighed heavily on these issues, although many rebounded later in the year as the cell phone inventory situation gradually improved. Stocks such as cell phone maker Nokia Oyj (ADR) posted relatively small gains for the year. However, telecom chip makers performed well, with issues such as Broadcom Corp. posting large positive returns.

Outlook

We believe the tech sector may experience some digestion of its gains over the next several months. However, we anticipate a gradual increase in corporate spending on technology, which should prove positive for the tech sector. As margins improve and earnings estimates increase, we are optimistic that tech stocks will justify higher valuations over the longer-term.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors LLC

Past performance is no guarantee of future results. All data is as of 12/31/03, unless otherwise indicated. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This commentary contains the current opinions of the manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The portfolio is an investment option in several of MetLife Investors' variable products. Results do not reflect the deduction of product related CDSC, mortality and expense risk charges, administrative fees, annual service charges, or other product expenses. The deduction of fees would have resulted in lower returns.

This commentary contains the current opinions of the investment manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. Past performance is not a guarantee of future performance.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Marvell Technology Group, Ltd.                       3.64%
         -------------------------------------------------------------
         Charles Schwab Corp.                                 3.20%
         -------------------------------------------------------------
         Cymer, Inc.                                          3.19%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   3.12%
         -------------------------------------------------------------
         Texas Instruments, Inc.                              3.06%
         -------------------------------------------------------------
         EMC Corp.                                            2.72%
         -------------------------------------------------------------
         Flextronics International, Ltd.                      2.71%
         -------------------------------------------------------------
         eBay, Inc.                                           2.49%
         -------------------------------------------------------------
         VERITAS Software Corp.                               2.47%
         -------------------------------------------------------------
         SAP AG (ADR)                                         2.43%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Communications    21.8%
Cyclical           4.1%
Diversified        1.7%
Financials         3.2%
Industrials        9.9%
Technology        59.3%


--------------------------------------------------------------------------------
                                      29

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                          For the year ended 12/31/03
Managed by PIMCO Equity Advisors LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


   PIMCO Innovation Portfolio, managed by PIMCO Equity Advisors vs. S&P 500
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco Innovation
                 Index/2/               Portfolio
                 -------            -----------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790



    --------------------------------------------------------------------
                                        Average Annual Return/2/
                                        (for the period ended 12/31/03)
    --------------------------------------------------------------------
                                        1 Year     Since Inception/3/
    --------------------------------------------------------------------
    PIMCO Innovation Portfolio--Class A 57.84%          -17.44%
    Class B                             57.57%          -22.52%
--  Class E                             57.88%           -3.97%
    --------------------------------------------------------------------
- - S&P 500 Index/1/                    28.69%           -5.30%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Citigroup 3-Month Treasury Bill Index/1/ returned 1.07% for the year. While longer maturity Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. Benchmark Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance for most of the year. The Portfolio also maintained a AAA credit rating by investing in high quality short-term securities, leaving holdings liquid and protecting the principal. Additionally, security selection of short-term corporate issues, floating rate notes and small allocations of non-U.S. exposures proved positive to performance.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short to intermediate maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The hoped for rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to Portfolio strategy, we will maintain an average AAA credit rating by owning top quality short-term issues, and generate competitive yields by holding high-quality domestic and Yankee commercial paper as core investments. These securities offer higher potential returns than T-bills. Additionally, we will retain a modest allocation to short maturity corporate issues and floating rate notes because these securities pose minimal interest rate and credit risk while enhancing portfolio yield. Additionally, we will continue to emphasize liquid securities that provide principal protection for the Portfolio while maintaining average Portfolio maturity of approximately one month, to ensure sufficient liquidity.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.08%, 03/08/04)      10.63%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Assoc. (1.08%, 03/05/04)     10.57%
        ----------------------------------------------------------------
        Federal Home Loan Bank (1.055%, 03/12/04)               10.46%
        ----------------------------------------------------------------
        Credit Suisse First Boston Corp. Repurchase Agreement    6.30%
        ----------------------------------------------------------------
        National Australia Funding, Inc.                         4.86%
        ----------------------------------------------------------------
        Federal Home Loan Bank (1.05%, 02/18/04)                 4.61%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.06%, 03/03/04)       4.29%
        ----------------------------------------------------------------
        Westpac Trust Securities, Ltd.                           4.01%
        ----------------------------------------------------------------
        Federal Home Loan Bank (3.375%, 06/15/04)                3.76%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.055%, 02/02/04)      3.37%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

               [CHART]

Commercial Paper                      37.1%
Corporate Notes                        1.7%
Foreign Government                     1.2%
Repurchase Agreements                  6.8%
U.S. Government & Agency              53.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

PIMCO Money Market Portfolio, managed by Pacific Investment Management Company
               LLC, vs. Citigroup 3-Month Treasury Bill Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                      PIMCO Money        Citigroup 3-Month
                    Market Portfolio    Treasury Bill Index/1/
                   -----------------    ----------------------
 2/12/2001             $10,000               $10,000
 3/31/2001              10,060                10,087
 6/30/2001              10,157                10,195
 9/30/2001              10,235                10,288
12/31/2001              10,282                10,355
 3/31/2002              10,310                10,400
 6/30/2002              10,341                10,446
 9/30/2002              10,368                10,491
12/31/2002              10,393                10,532
 3/31/2003              10,410                10,563
 6/30/2003              10,422                10,593
 9/30/2003              10,430                10,619
12/31/2003              10,438                10,645




    -------------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the period ended 12/31/03)
    -------------------------------------------------------------------------
                                             1 Year     Since Inception/3/
    -------------------------------------------------------------------------
    PIMCO Money Market
    Portfolio--Class A                       0.68%            0.99%
--  Class B                                  0.43%            1.50%
    -------------------------------------------------------------------------
- - Citigroup 3-Month Treasury Bill Index/1/ 1.07%            2.19%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index - equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index/1/ returned 0.32% for the quarter and 4.11% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. the Benchmark Diversifying beyond core index sectors helped protect the Portfolio in a volatile market environment. The Portfolio's duration was below-benchmark throughout the fourth quarter and for most of the year. This was positive for performance as U.S. Treasury yields ended the year slightly higher. An emphasis on intermediate maturities was negative as the yield curve flattened over the quarter. With the market anticipating future rate hikes by the Fed, yields on short-term maturities rose more than those on long bonds. However, the steepness that remains in the intermediate portion of the curve provided both "carry" and price appreciation via "roll down" that mitigated the effect of the relative change in yields. A corporate underweight was negative for the year as this sector outperformed Treasuries on a duration-adjusted basis, but the impact was mitigated by positive security selection of Telecom and Auto issues. Allocations to municipal bonds helped returns as well; this less volatile asset class outperformed more volatile Treasuries of like duration. Non-U.S. holdings, mainly Eurozone exposure, were positive; yields on these assets rose less than Treasuries, and the euro's appreciation versus the dollar added to returns.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as the co-engine for growth. Short-term U.S. interest rates may rise higher than rates for longer maturities, as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation benign. We foresee positive forces outweighing negatives in the U.S. as the hand-off from consumer spending to business investments seems to have taken hold. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and might become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China. In view of our outlook, we will take a defensive posture and focus adding value through safe yield.

With respect to portfolio strategy, we will:

  .  Target below-index duration as we foresee an upward trend in interest rates

  . Focus on intermediate securities and reap gains by "rolling down a steep yield curve", as the Fed anchors the short end of the yield curve for most of 2004

  . Target an underweight exposure to mortgages and corporates as they pay slim yield premiums for their credit risk given their full valuations

  . We will maintain out of core strategies like real return, municipal and emerging market bonds which remain compelling for the following reasons:

     . TIPs hedge against secular inflation risk and have diversification benefits

     . Municipal securities provide yields near taxable debt with strong credit quality, and are less susceptible to treasury sell-offs

     . Modest exposure to the euro and yen can add value as the substantial U.S. trade deficit continues to exert downward pressure on the dollar

     . Relatively high yielding emerging market credits are poised for another good year as fundamentals continue to improve.

William H. Gross
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   8.34%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.88%
        ----------------------------------------------------------------
        U.S. Treasury Bond (7.50%, 11/15/16)                    2.70%
        ----------------------------------------------------------------
        U.S. Treasury Bond (6.875%, 08/15/25)                   2.46%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 09/15/27)      2.27%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.75%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 06/01/22)      1.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   1.27%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, 09/01/33)      1.20%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)    1.08%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                 PIMCO Total          Lehman Brothers
              Return Portfolio     Aggregate Bond Index/1/
              ----------------     -----------------------
02/12/2001        $10,000                $10,000
03/31/2001         10,100                 10,137
06/30/2001         10,110                 10,194
09/30/2001         10,640                 10,664
12/31/2001         10,669                 10,669
03/31/2002         10,669                 10,680
06/30/2002         11,041                 11,075
09/30/2002         11,444                 11,583
12/31/2002         11,661                 11,765
03/31/2003         11,837                 11,929
06/30/2003         12,117                 12,227
09/30/2003         12,158                 12,210
12/31/2003         12,191                 12,249








--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Asset Backed Securities                      1.6%
Collateralized Mortgage Obligations         11.1%
Corporate Bonds & Debt Securities            6.2%
Foreign Bonds & Debt Securities              0.4%
Foreign Government                           4.3%
Municipals                                   9.2%
U.S. Agencies                               48.8%
U.S. Treasuries                             18.4%

    --------------------------------------------------------------------------
                                              Average Annual Return/2/
                                              (for the period ended 12/31/03)
    --------------------------------------------------------------------------
                                              1 Year     Since Inception/3/
    --------------------------------------------------------------------------
    PIMCO Total Return Portfolio--Class A     4.53%            7.79%
--                   Class B                  4.53%            7.10%
                     Class E                  4.44%            5.45%
    --------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/   4.11%            7.20%
    --------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/03
(Formerly J.P. Morgan Small Cap Stock Portfolio)
Managed by Putnam Investment Management LLC
Letter to Policyholders

--------------------------------------------------------------------------------


Performance
In 2003, the Met/Putnam Capital Opportunities Portfolio posted solid annual returns but trailed the benchmarks Russell 2000 Index/1/ return of 47.2% and Russell 2500 Index/2/ return of 45.5%. The first quarter was marked by extreme volatility surrounding the onset of the conflict in Iraq, while the second quarter saw a sharp rally in lower-quality stocks at the smaller end of the Russell 2500 Index's market-cap range. In the third quarter, the Index return remained an elusive target, but improving economic data in the fourth quarter allowed shares to rally through year-end. The benchmark's performance was heavily influenced by micro-cap (less than $500 million market capitalization) and high-risk stocks that significantly outperformed the larger, more stable stocks in the benchmark. The team does not invest in micro-cap stocks and severely limits investment in volatile stocks. These factors caused the Portfolio to underperform.

Favorable stock selection in airlines (Mesa Air Group, Inc.) and shipping (J.B. Hunt Transport, Inc) made the transportation sector the Portfolio's largest relative contributor. Mesa Air Group, Inc.'s shares rose throughout the year as U.S. Airways' emergence from bankruptcy provided Mesa Air Group, Inc. with significant growth opportunities by expanding their regional jet agreement with the company. Investors also rewarded Mesa Air Group, Inc.'s cost-cutting achievements. Strong pricing trends and improving demand in the shipping industry proved beneficial for J.B. Hunt Transport. The company's stock price was supported by first- and second-quarter earnings that came in above expectations.

An underweight to oil-field services (no position in Rowan Companies or Patterson-UTI) proved beneficial for the energy sector. The oil-field services industry suffered in the second half of the year due to lower oil and gas prices, along with a slowing rig count and adverse weather conditions. An underweight to this industry contributed positively to relative performance.

Strong stock selection in food (no positions in Krispy Kreme Doughnuts, Inc. or Winn-Dixie) and consumer goods (Yankee Candle Co., Inc.) aided relative performance in the consumer staples sector. Shares of Krispy Kreme Doughnuts, Inc. rose to a peak during the third quarter, but subsequently fell to more normal levels and weakened by year-end after announcing fiscal third-quarter earnings. Though the earnings met expectations, investors were demanding more in the current stock market environment. Avoiding Winn-Dixie helped relative returns as the company continues to lose market share in its primary market, the Southeast. Finally, shares of Yankee Candle Co., Inc. rose almost 71% this year, boosting returns for the Portfolio.

Weak stock selection in electronics (Lattice Semiconductor Corp., Storage Technology Corp., SanDisk Corp.) and software (Network Associates, Inc.), along with an underweight to communications equipment (no position in Avaya, Inc.) hurt relative performance in the technology sector. The technology sector was a leader in the equity market, as favorable earnings reports and a clearer vision of future sales helped shares appreciate for many technology companies. Portfolio returns were hindered as shares of Lattice Semiconductor Corp. and Storage Technology Corp. underperformed the broader market, rising only 10% and 20%, respectively. Shares of SanDisk Corp. rallied during the year, but fell at year-end on concerns of weaker spot prices in the flash memory market. Shares of Network Associates, Inc. were weak during the year, following a series of lowered earnings expectations for the company. An underweight to the communications equipment industry overall hindered relative performance as the industry led the technology sector for the year.

Unfavorable stock selection and an overweight to broadcasting (Sinclair Broadcast Group, Inc., Emmis Communications Corporation) and commercial & consumer services (Viad Corp., ServiceMaster Management Services) constrained relative returns in the consumer cyclicals sector. Anemic ad revenues at the beginning of the year hurt broadcasting stocks. Shares of Sinclair Broadcast Group, Inc. and Emmis Communications Corporation were weak at the beginning of 2003, but made a return toward year end. Shares of Viad Corp. lagged during the second quarter after the company lowered guidance for its first quarter 2003 results due to an accounting adjustment to a structured notes portfolio. Investors fled the stock due to the pre-announcement, as well as due to concerns surrounding the frequency of the company's negative earnings surprises. The stock recovered at the end of the second quarter as the company announced more positive first quarter results and future strategic options and continued to rally through year end. ServiceMaster Management Services shares suffered during the first part of the second quarter as the company announced below-consensus first quarter earnings due both to harsh winter weather -- which adversely affected its TruGreen and Terminix businesses -- and higher costs from new initiatives. Shares began a solid rally in the second quarter that continued through year end, as the company improved operational execution and a clearer outlook.

The investment banking & brokerage industry (Waddell & Reed Financial, Inc., A.G. Edwards, Inc., Janus Capital Corp.) hampered relative performance in the financial sector, as the money management industry fell during the fourth quarter.

Outlook: U.S. Equity Markets
Corporate earnings are expected to continue rising this year, although at a slower rate than in 2003. The S&P 500 Index/3/ has risen more than 38% since bottoming in March 2003, and now trades at a price/earnings ratio significantly higher than historic averages. Strong economic fundamentals are buoying corporations and the macro environment looks encouraging. Low inflation and interest rates, continued monetary and fiscal policy support, improving employment and increasing corporate spending, as well as a Presidential election year all portend another positive year for stocks.

Portfolio Strategy
Your Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

Team managed
Putnam Investment Management LLC

Note to investors: Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001 -- prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   iShares Russell 2000 Index Fund   2.46%
                   ------------------------------------------
                   SUPERVALU, Inc.                   2.19%
                   ------------------------------------------
                   Health Net, Inc.                  2.10%
                   ------------------------------------------
                   King Pharmaceuticals, Inc.        2.05%
                   ------------------------------------------
                   BMC Software, Inc.                1.62%
                   ------------------------------------------
                   Rent-A-Center, Inc.               1.61%
                   ------------------------------------------
                   Autoliv, Inc.                     1.51%
                   ------------------------------------------
                   RenaissanceRe Holdings, Ltd.      1.45%
                   ------------------------------------------
                   C.R. Bard, Inc.                   1.44%
                   ------------------------------------------
                   Ryland Group, Inc.                1.44%
                   ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/03
(Formerly J.P. Morgan Small Cap Stock Portfolio)
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                 Met/Putnam Capital Opportunities, managed by
          Putnam Investment Management LLC vs. Russell 2000 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index/2/      Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,978                 9,977
 09/30/1996      10,012                10,149
 12/31/1996      10,533                10,859
 03/31/1997       9,988                10,083
 06/30/1997      11,607                11,623
 09/30/1997      13,334                13,363
 12/31/1997      12,888                13,128
 03/31/1998      14,184                14,730
 06/30/1998      13,523                13,746
 09/30/1998      10,798                10,791
 12/31/1998      12,559                12,419
 03/31/1999      11,877                11,828
 06/30/1999      13,724                13,165
 09/30/1999      12,857                13,285
 12/31/1999      15,229                17,953
 03/31/2000      16,307                19,471
 06/30/2000      15,691                18,097
 09/30/2000      15,865                18,484
 12/31/2000      14,769                16,058
 03/31/2001      13,809                13,599
 06/30/2001      15,781                15,845
 09/30/2001      12,500                12,201
 12/31/2001      15,135                14,706
 03/31/2002      15,739                15,232
 06/30/2002      14,424                13,654
 09/30/2002      11,338                11,112
 12/31/2002      12,035                11,612
 03/31/2003      11,495                10,559
 06/30/2003      14,187                12,652
 09/30/2003      15,473                13,329
 12/31/2003      17,722                14,947




--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials     2.0%
Communications      7.4%
Cyclical           16.6%
Diversified         0.5%
Energy              6.7%
Financial          19.0%
Industrial          7.7%
Non-Cyclical       18.5%
Technology         19.0%
Utilities           2.6%

    -------------------------------------------------------------
                                 Average Annual Return/4/
                              (for the period ended 12/31/03
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/5/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    28.73% -2.36%  3.78%       5.38%
          Class B         28.28%    --     --        4.15%
    -------------------------------------------------------------
- - Russell 2000 Index/1/ 47.25%  6.26%  7.14%       7.72%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.
/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.
/2/The Russell 2500 Index is an unmanaged index and measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $742.7 million; the median market capitalization was approximately $463.3 million. The Index had a total market capitalization range of approximately $3.1 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.
/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. /4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                       For the year ended 12/31/03
Managed by Putnam Investment Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance
During the year, the Portfolio underperformed its benchmark but posted strong absolute returns. Strong results in the utilities and healthcare sectors were offset by unfavorable impacts from technology and financials. Over the period, the U.S. equity market rebounded from three declining years and registered its strongest performance since 1997. The U.S. economy also witnessed a healthy recovery, with growth in the third quarter at a level not seen in twenty years.

The sector that detracted most from performance was technology. An underweight to communications equipment maker Cisco Systems, Inc. had the largest negative impact. Its shares posted a strong gain as continued signs of economic growth spurred anticipation of increased corporate technology spending. Semiconductor firms registered among the strongest advances, and the Portfolio's underweight to Texas Instruments, Inc. also hindered performance.

Stock selection in the financial sector also had a negative impact, in particular overweight exposure to mortgage lenders Freddie Mac and Fannie Mae. This was attributable to Freddie Mac's steep decline in June after the company announced a major senior management regime change amid further delays in the completion of its reaudit. The event had a similar impact on Fannie Mae's shares. An overweight to Fifth Third Bancorp also detracted as its shares registered only a minor advance during the year.

Utilities had the largest favorable impact on the Portfolio. Careful stock selection within the sector was most responsible for relative outperformance, primarily due to overweight exposure to Edison International and PG&E Corporation. Shares in both of these names handily outpaced the benchmark over the year.

The healthcare sector also had a positive impact on performance during the period. Stock selection in the sector was particularly beneficial, with a significant boost to results stemming from the avoidance of large-cap pharmaceuticals Merck, Schering-Plough, and Eli Lilly. Each of these names suffered steep declines during a year that witnessed slower drug launches and an increase in generic conversions. Our focus on specialty pharmaceutical firm Forest Laboratories, however, was also helpful as it shares significantly outperformed the overall healthcare sector.

Outlook: U.S. Equity Markets
Overall, corporate earnings are expected to continue to move higher this year, although at a slower rate than experienced in 2003. The S&P 500 Index/1/ has risen more than 38% since bottoming in March 2003, and now trades at a price/earnings ratio significantly higher than historic averages. In addition to strong fundamentals that corporations are currently benefiting from, the macro environment also looks encouraging. Low inflation and interest rates, continued monetary and fiscal policy support, improving employment and increasing corporate spending, as well as a Presidential election year all indicate another positive year for stocks.

Portfolio Strategy
As always, the Portfolio reflects the best of our research ideas. Stocks are selected based on their bottom-up fundamental strengths. We recently added Exxon Mobil Corp. (oil & gas), Colgate-Palmolive Co. (household products), and Family Dollar Stores, Inc. (specialty retail) to the Portfolio. We also expanded our existing position in Verizon Communications, Inc. (diversified telecommunications) and sold off Comcast and Johnson & Johnson (pharmaceuticals).

Putnam Global Equity Research Committee
Putnam Investment Management LLC

The views expressed are exclusively those of Putnam Investment Management LLC as of December 31, 2003. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pfizer, Inc.                         4.50%
                 ---------------------------------------------
                 Microsoft Corp.                      3.86%
                 ---------------------------------------------
                 American International Group, Inc.   3.62%
                 ---------------------------------------------
                 Wal-Mart Stores, Inc.                2.89%
                 ---------------------------------------------
                 Intel Corp.                          2.81%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    2.79%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.57%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.54%
                 ---------------------------------------------
                 General Electric Co.                 1.99%
                 ---------------------------------------------
                 Hewlett Packard Co.                  1.82%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials     2.4%
Communications      9.5%
Cyclical           16.9%
Diversified         2.8%
Energy              8.4%
Financial          20.8%
Industrial          6.6%
Non-Cyclical       17.5%
Technology         12.7%
Utilities           2.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                       For the year ended 12/31/03
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
             Putnam Investment Management LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Met/Putnam Research
                S&P 500 Index/1/        Portfolio
                ----------------   -------------------
 02/12/2001         $10,000              $10,000
 03/31/2001           8,512                8,350
 06/30/2001           9,010                9,000
 09/30/2001           7,687                7,229
 12/31/2001           8,509                8,166
 03/31/2002           8,533                8,106
 06/30/2002           7,389                6,991
 09/30/2002           6,113                5,896
 12/31/2002           6,628                6,467
 03/31/2003           6,420                6,134
 06/30/2003           7,408                7,093
 09/30/2003           7,605                7,265
 12/31/2003           8,531                8,041




    -----------------------------------------------------
                         Average Annual Return/2/
                         (for the period ended 12/31/03)
    -----------------------------------------------------
                         1 Year     Since Inception/3/
    -----------------------------------------------------
    Met/ Putnam Research
    Portfolio--Class A   24.61%           2.74%
--  Class B              24.34%          -7.28%
    -----------------------------------------------------
- - S&P 500 Index/1/     28.69%          -5.30%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/03
Managed by Third Avenue Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


During the calendar year 2003, the Met Investors Series Trust Third Avenue Small Cap Value Portfolio Class A shares appreciated by 41.5%, compared to increases of 28.7%, 47.3% and 46.0%, for the S&P 500/1/, Russell 2000/2/ and Russell 2000 Value/3/ indices, respectively. Since inception in May, 2002, the Portfolio is up 10.3%, compared to gains of 3.8%, 6.8% and 8.2% for the S&P 500, Russell 2000 and Russell 2000 Value indices, respectively.

The strong absolute performance during 2003 was driven by significant appreciation from many of our technology holdings including CommScope, Inc. (up 69%), AVX Corp (up 70%) and Geac Computer Corp., Ltd. (up 91%). Additionally, our investments in financial services companies performed well, led by Ichiyoshi Securities Co., Ltd., a Japanese brokerage firm (up 178%). Finally, the performance of the Portfolio benefited by appreciation in our holdings of energy/coal companies, such as coal producer Fording Canadian Coal Trust (up 98% from our cost).

The negative performance, relative to the small cap indices, was primarily due to our relatively high cash position, which averaged roughly 15% through the year. At Third Avenue Management, we utilize a disciplined bottom-up investment approach to identify securities of companies that we believe to be "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure and pricing significantly below their private market values. While we uncovered numerous securities that satisfied our "Safe" criteria, it was more difficult to find securities that we believed to be "Cheap," resulting in the higher than normal cash balances.

Additionally, our relative performance was negatively impacted by the nature of the rally in the small-cap indices. Specifically, highly leveraged/speculative companies were strong performers during the period, partially due to declining interest rates and improving capital markets. In this environment, our longstanding focus on companies with strong financial positions did not help our short-term results. Nevertheless, we doubt that such "easy" capital market access will persist for the long term and will therefore continue to invest in equities of companies with strong financial positions.

During the year, we acquired 26 new positions and eliminated 9 positions, increasing the number of holdings in the Portfolio to 68. Particular areas of focus included health care staffing (AMN Healthcare Services Inc., Cross Country Healthcare, Inc., and On Assignment, Inc.), retail (Circuit City Stores, Inc., Dress Barn Inc. (The), and The Buckle, Inc.), energy/coal (Fording Canadian Coal Trust, Willbros Group, Inc., and Smedvig ASA), technology (Advanced Power Technology, Inc. and Scientific-Atlanta, Inc.), financial services/insurance (Brit Insurance Holdings Plc, Mony Group, Inc.
(The), and Leucadia National Corp.) and manufactured/modular housing (Skyline Corp., Cavco Industries, Inc. and Coachman Industries, Inc.). In each case, we identified several well-capitalized companies whose stock prices were depressed below our estimate of private market value due to a weak near-term earnings outlook. Other significant new positions included JAKKS Pacific Inc., Jones Lang LaSalle, Inc., Keith Companies, Inc. (The), Lindsay Manufacturing Co. and Quanta Services, Inc. The Portfolio sales were primarily due to appreciation of securities to the point of gross overvaluation (Ciena Corp., Makita, Roxio, Cap Gemini, Kemet), potential permanent impairments of capital (Aquila), takeovers (Bergesen) or portfolio management/market cap considerations (Brookfield Properties Corp.).

Although valuations are getting stretched in the current rising stock market environment, we remain excited about our Portfolio and are encouraged about several developments that occurred during the year. First, several of our companies utilized their strong financial positions to acquire attractive assets at depressed prices during the year. Examples included CommScope, Inc., Bel Fuse, Inc., Coherent, Inc., Geac Computer Corp., Ltd., LNR Property Corp., Tellabs, Inc. and TriQuint Semiconductor, Inc. Secondly, the management teams of many of our companies have significantly restructured their businesses, resulting in vastly improved cost structures that are starting to yield benefits as business conditions improve. A few of the many examples include AVX Corp, Comverse Technology, Inc., Instinet Group, Inc., Electro Scientific Industries, Inc., and Park Electrochemical Corp. Finally, although dividend tax relief has not had a significant impact on the companies in our Portfolio to date, other than a modest special dividend issued by Westwood Holdings Group, Inc., we believe that several of our holdings will have the opportunity to return cash to shareholders through a special dividend, given their large cash positions and improving business conditions.

Curtis Jensen
Ian Lapey
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.66%
               -------------------------------------------------
               St. Joe Co. (The)                        2.48%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.26%
               -------------------------------------------------
               Catellus Development Corp.               2.26%
               -------------------------------------------------
               AVX Corp.                                2.19%
               -------------------------------------------------
               CommScope, Inc.                          2.16%
               -------------------------------------------------
               Alexander & Baldwin, Inc.                2.04%
               -------------------------------------------------
               Trammell Crow Co.                        2.02%
               -------------------------------------------------
               Maxwell Shoe Co., Inc.--Class A          1.94%
               -------------------------------------------------
               Leucadia National Corp.                  1.86%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/2003
                                    [CHART]

Basic Materials      6.1%
Communications       5.6%
Cyclical            13.3%
Diversified          2.1%
Energy               5.5%
Financial           35.3%
Industrial          21.7%
Non-Cyclical         7.9%
Technology           2.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/03
Managed by Third Avenue Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index/3/         Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777



    -------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 12/31/03)
    -------------------------------------------------------------
                                 1 Year     Since Inception/5/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           41.52%           10.28%
      Class B                    41.41%           10.14%
    -------------------------------------------------------------
- - Russell 2000 Value Index/3/  46.03%            8.16%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower book-to-price ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/03
(Formerly MFS Mid Cap Growth Portfolio)
Managed by T. Rowe Price Associates, Inc.
Letter to Policyholders

--------------------------------------------------------------------------------

U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March in the midst of the war. A new round of tax cuts and a late-June reduction in the fed funds target rate encouraged investors that the economy would begin to improve. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve officials that short-term interest rates could remain low "for a considerable period" due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies. Small- and mid-cap shares outperformed large-caps by a substantial margin for the year, and growth outperformed value for the first time in years, led by technology stocks.

The Met Investors Series Trust T. Rowe Price Mid-Cap Growth Portfolio posted a very strong return for the year, outpacing the broad S&P MidCap 400 Index/1/ but modestly trailing the aggressive-growth-oriented Russell Midcap Growth Index/2/.

Top contributors included:

  . Omnicare, Inc., the undisputed leader in pharmacy services for long-term care institutions such as nursing homes, rose steadily throughout the year as the company continued to execute well. Omnicare, Inc., has gained market share and is assimilating recent acquisitions, which should soon begin boosting earnings.

  . Wireless communications service provider Nextel Communications, Inc., which continued to show business strength with new subscriber additions and the success of its Nationwide Direct Connect product.

  . Discount consumer electronics leader Best Buy Co., Inc., which bounced back from depressed levels early in the year on the strength of robust demand for the latest products, such as computers and digital cameras.

Top detractors included:

  . Shares of weight loss services provider Weight Watchers International, Inc. fell due to a lack of near-term visibility for the company's new program innovation in North America and the emerging popularity of low-carbohydrate diets. As the new program gains traction, it is expected to drive growth.

  . Data processor and insurance wholesaler BISYS Group, which delivered a series of earnings disappointments and warnings, causing a serious loss of confidence in management. We eliminated our position.

  . Biotechnology company Vertex Pharmaceuticals, Inc., which fell sharply on the news that it had voluntarily halted trials on its promising experimental rheumatoid arthritis treatment.

The U.S. economy has made significant progress clearing through the debris left by the collapse of the late 1990s bubble and building a new foundation from which to grow. We expect strong Gross Domestic Product (GDP) growth in 2004, though at a slower pace than in the last half of 2003. Enormous productivity gains--the third quarter increase was the largest in 20 years--continued low inflation, a rebound in business capital spending, and recent job gains are all favorable for growth and for the financial markets. However, imbalances from the bubble years remain, and new concerns are cropping up: profligate fiscal and monetary policies, a weak U.S. dollar, and the prospect that these factors, along with stronger economic growth, will create upward pressure on interest rates.

Overall, in our view prospects for equities in 2004 are favorable. Mid-caps have outperformed large-caps for nearly five years, and no longer trade at a substantial valuation discount as in 1999. We believe the current mid-cap outperformance cycle could last three to four more years which may drive mid-cap valuations over large-caps. Yet with the dollar slipping on the heels of a strong run for mid-caps in 2003, a pause in the superior performance of mid-caps should not be unexpected.

Team managed

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Omnicare, Inc.                         1.97%
                -----------------------------------------------
                ChoicePoint, Inc.                      1.36%
                -----------------------------------------------
                Rockwell Collins, Inc.                 1.21%
                -----------------------------------------------
                Manor Care Inc.                        1.20%
                -----------------------------------------------
                DST Systems, Inc.                      1.19%
                -----------------------------------------------
                BJ Services Co.                        1.19%
                -----------------------------------------------
                Nucor Corp.                            1.17%
                -----------------------------------------------
                Manpower, Inc.                         1.16%
                -----------------------------------------------
                Whole Foods Market, Inc.               1.14%
                -----------------------------------------------
                Nextel Communications, Inc.--Class A   1.07%
                -----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic materials       3.9%
Communications       14.4%
Cyclical             12.4%
Diversified           2.3%
Energy                7.6%
Financial             7.3%
Industrial            6.0%
Non-Cyclical         33.1%
Technology           13.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/03
(Formerly MFS Mid Cap Growth Portfolio)
Managed by T. Rowe Price Associates, Inc.
Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

              T. Rowe Price Mid-Cap         Russell Midcap
                Growth Portfolio             Growth Index/5/
                ----------------             ---------------
 2/12/2001          $10,000                      $10,000
 3/31/2001            7,950                        7,729
 6/30/2001            9,500                        8,980
 9/30/2001            6,570                        6,483
12/31/2001            8,340                        8,238
 3/31/2002            7,701                        8,092
 6/30/2002            5,340                        6,614
 9/30/2002            4,350                        5,478
12/31/2002            4,668                        5,981
 3/31/2003            4,577                        5,979
 6/30/2003            5,463                        7,101
 9/30/2003            5,684                        7,609
12/31/2003            6,378                        8,535


    ---------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 12/31/03)
    ---------------------------------------------------------------
                                   1 Year     Since Inception/4/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             37.12%          -14.48%
--    Class B                      36.64%          -14.44%
      Class E                      36.77%           -6.61%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 42.71%           -5.34%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.


/1/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $3 billion to $900 million) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Index is unmanaged, does not include fees or expenses and is not available for direct investment.

/2/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 82.4%
        Auto Components - 1.1%
        Genuine Parts Co........................     80,000 $  2,656,000
                                                            ------------
        Banks - 1.8%
        Marshall & Ilsley Corp..................     33,800    1,292,850
        TCF Financial Corp......................     57,100    2,932,085
                                                            ------------
                                                               4,224,935
                                                            ------------
        Chemicals - 4.6%
        Engelhard Corp..........................     64,000    1,916,800
        International Flavors & Fragrances, Inc.    170,000    5,936,400
        Scotts Co. (The) Class A*(a)............     49,200    2,910,672
                                                            ------------
                                                              10,763,872
                                                            ------------
        Commercial Services & Supplies - 8.0%
        Ceridian Corp.*.........................    240,000    5,025,600
        Certegy, Inc............................     87,200    2,860,160
        Pitney Bowes, Inc.......................     39,300    1,596,366
        Republic Services, Inc..................    165,000    4,228,950
        Valassis Communications, Inc.*(a).......    105,000    3,081,750
        Viad Corp...............................     80,600    2,015,000
                                                            ------------
                                                              18,807,826
                                                            ------------
        Construction Materials - 0.6%
        Martin Marietta Materials, Inc..........     31,200    1,465,464
                                                            ------------
        Containers & Packaging - 1.4%
        Pactiv Corp.*...........................    140,000    3,346,000
                                                            ------------
        Electric Utilities - 3.3%
        FPL Group, Inc..........................     22,500    1,471,950
        TECO Energy, Inc.(a)....................    142,800    2,057,748
        Wisconsin Energy Corp...................    127,000    4,248,150
                                                            ------------
                                                               7,777,848
                                                            ------------
        Electrical Equipment - 1.8%
        Grainger (W.W.), Inc....................     52,400    2,483,236
        Molex, Inc. - Class A...................     59,000    1,732,240
                                                            ------------
                                                               4,215,476
                                                            ------------
        Electronic Equipment & Instruments - 6.9%
        Agilent Technologies, Inc.*.............     66,400    1,941,536
        Amphenol Corp. - Class A*...............     35,000    2,237,550
        L-3 Communications Holdings, Inc.*(a)...     61,400    3,153,504
        Microchip Technology, Inc...............     79,750    2,660,460
        Novellus Systems, Inc.*.................     49,400    2,077,270
        Vishay Intertechnology, Inc.*(a)........     88,000    2,015,200
        Xilinx, Inc.*...........................     57,900    2,243,046
                                                            ------------
                                                              16,328,566
                                                            ------------
        Energy Equipment & Services - 1.0%
        Cooper Cameron Corp.*...................     51,500    2,399,900
                                                            ------------
        Food Products - 2.2%
        Campbell Soup Co........................    190,000    5,092,000
                                                            ------------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Food Retailers - 2.0%
       Kroger Co.*.................................. 148,600 $  2,750,586
       Safeway, Inc.*...............................  87,900    1,925,889
                                                             ------------
                                                                4,676,475
                                                             ------------
       Health Care Equipment & Supplies - 7.0%
       Apogent Technologies, Inc.*(a)............... 203,000    4,677,120
       Bard (C.R.), Inc.............................  21,800    1,771,250
       Mettler-Toledo International, Inc.*..........  72,700    3,068,667
       Millipore Corp.*.............................  57,300    2,466,765
       Waters Corp.*................................ 137,000    4,542,920
                                                             ------------
                                                               16,526,722
                                                             ------------
       Hotels, Restaurants & Leisure - 3.8%
       Brunswick Corp............................... 185,000    5,888,550
       Lee Enterprises, Inc.........................  25,900    1,130,535
       Outback Steakhouse, Inc......................  42,000    1,856,820
                                                             ------------
                                                                8,875,905
                                                             ------------
       Household Durables - 2.6%
       Herman Miller, Inc........................... 104,500    2,536,215
       Mohawk Industries, Inc.*.....................  50,400    3,555,216
                                                             ------------
                                                                6,091,431
                                                             ------------
       Household Products - 1.3%
       Newell Rubbermaid, Inc....................... 135,300    3,080,781
                                                             ------------
       Industrial-Diversified - 4.8%
       ITT Industries, Inc..........................  24,400    1,810,724
       Pentair, Inc.................................  71,400    3,262,980
       Roper Industries, Inc........................  58,000    2,857,080
       SPX Corp.*...................................  58,300    3,428,623
                                                             ------------
                                                               11,359,407
                                                             ------------
       Insurance - 3.2%
       ACE, Ltd.....................................  63,000    2,609,460
       MGIC Investment Corp.(a).....................  33,400    1,901,796
       Principal Financial Group, Inc...............  88,000    2,910,160
                                                             ------------
                                                                7,421,416
                                                             ------------
       IT Consulting & Services - 1.0%
       Affiliated Computer Services, Inc. - Class A*  44,200    2,407,132
                                                             ------------
       Machinery - 3.3%
       Dover Corp................................... 140,000    5,565,000
       Rockwell Automation, Inc.....................  65,400    2,328,240
                                                             ------------
                                                                7,893,240
                                                             ------------
       Media - 1.0%
       New York Times Co. - Class A.................  51,100    2,442,069
                                                             ------------
       Oil & Gas - 7.2%
       BJ Services Co.*.............................  67,000    2,405,300
       Devon Energy Corp............................  28,653    1,640,671
       Noble Corp.*.................................  66,000    2,361,480
       Pioneer Natural Resources Co.*...............  80,000    2,554,400
       Smith International, Inc.*...................  57,900    2,404,008

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Valero Energy Corp........................  65,200 $  3,021,368
        XTO Energy, Inc...........................  94,500    2,674,350
                                                           ------------
                                                             17,061,577
                                                           ------------
        Pharmaceuticals - 3.5%
        AmerisourceBergen Corp....................  27,600    1,549,740
        IMS Health, Inc........................... 174,300    4,333,098
        Teva Pharmaceutical Industries, Ltd. (ADR)  43,000    2,438,530
                                                           ------------
                                                              8,321,368
                                                           ------------
        Retail - Specialty - 1.1%
        Family Dollar Stores, Inc.................  72,000    2,583,360
                                                           ------------
        Semiconductor Equipment & Products - 1.2%
        ASML Holding N.V.*(a)..................... 140,200    2,811,010
                                                           ------------
        Software - 4.2%
        Cadence Design Systems, Inc.*.............  71,400    1,283,772
        Computer Associates International, Inc.... 233,100    6,372,954
        Diebold, Inc..............................  42,000    2,262,540
                                                           ------------
                                                              9,919,266
                                                           ------------
        Textiles, Apparel & Luxury Goods - 2.5%
        NIKE, Inc. - Class B......................  39,700    2,717,862
        V.F. Corp.................................  72,000    3,113,280
                                                           ------------
                                                              5,831,142
                                                           ------------
        Total Common Stocks (Cost $165,758,177)             194,380,188
                                                           ------------

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 27.7%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $5,000 on 01/02/04
       collateralized by $5,000 FNMA 6.50%
       due 08/15/04 with at value of $5,413...... $     5,000 $      5,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $52,274,468 on
       01/02/04 collateralized by $53,010,000
       FNMA 1.18% due 07/27/04 with at value
       of $53,321,010............................  52,272,000   52,272,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  13,165,834   13,165,834
                                                              ------------
     Total Short-Term Investments
     (Cost $65,442,834)                                         65,442,834
                                                              ------------

     TOTAL INVESTMENTS - 110.1%
     (Cost $231,201,011)                                       259,823,022

     Other Assets and Liabilities (net) - (10.1%)              (23,773,279)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $236,049,743
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Common Stocks - 90.3%
           Aerospace & Defense - 0.5%
           Engineered Support Systems, Inc.(a)... 21,650 $  1,192,049
                                                         ------------
           Airlines - 0.3%
           Frontier Airlines, Inc.*(a)........... 49,400      704,444
                                                         ------------
           Automobiles - 0.4%
           CarMax, Inc.*......................... 28,400      878,412
                                                         ------------
           Banks - 2.6%
           East West Bancorp, Inc.(a)............ 20,200    1,084,336
           Greater Bay Bancorp................... 22,400      637,952
           PrivateBancorp, Inc.(a)............... 16,200      737,424
           Prosperity Bancshares, Inc............ 28,800      648,576
           Silicon Valley Bancshares*(a)......... 26,000      937,820
           Southwest Bancorp of Texas, Inc....... 20,600      800,310
           UCBH Holdings, Inc.(a)................ 25,000      974,250
                                                         ------------
                                                            5,820,668
                                                         ------------
           Biotechnology - 2.4%
           Affymetrix, Inc.*(a).................. 26,500      652,165
           Ciphergen Biosystems, Inc.*(a)........ 51,900      583,356
           Cytyc Corp.*.......................... 62,800      864,128
           Digene Corp.*(a)...................... 28,900    1,158,890
           Genencor Intl., Inc.*................. 34,600      544,950
           Harvard Bioscience, Inc.*............. 69,300      616,770
           VISX, Inc.*(a)........................ 40,400      935,260
                                                         ------------
                                                            5,355,519
                                                         ------------
           Chemicals - 0.2%
           Spartech Corp.(a)..................... 22,400      551,936
                                                         ------------
           Commercial Services & Supplies - 10.6%
           Administaff, Inc.*(a)................. 57,700    1,002,826
           Advisory Board Co.*................... 25,200      879,732
           aQuantive, Inc.*(a)................... 69,300      710,325
           ASE Test, Ltd.*(a).................... 75,000    1,122,750
           Charles River Associates, Inc.*(a).... 24,100      770,959
           Corinthian Colleges, Inc.*............ 18,000    1,000,080
           Corporate Executive Board Co.*(a)..... 29,000    1,353,430
           CoStar Group, Inc.*................... 33,700    1,404,616
           Digital Insight Corp.*(a)............. 31,700      789,330
           Education Management Corp.*(a)........ 30,700      952,928
           eResearch Technology, Inc.*(a)........ 26,349      669,791
           Euronet Worldwide, Inc.*(a)........... 69,300    1,247,400
           Forrester Research, Inc.*............. 37,500      670,125
           Gen Probe, Inc.*...................... 30,000    1,094,100
           ICON Plc (ADR)*....................... 26,000    1,133,600
           Iron Mountain, Inc.*(a)............... 17,200      680,088
           Kroll, Inc.*.......................... 25,200      655,200
           Kronos, Inc.*......................... 13,900      550,579
           PDI, Inc.*............................ 28,100      753,361
           Pediatrix Medical Group, Inc.*........ 12,600      694,134
           ScanSource, Inc.*(a).................. 19,100      871,342

          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Commercial Services & Supplies - continued
          Stericycle, Inc.*....................... 25,400 $  1,186,180
          Sylvan Learning Systems, Inc.*.......... 26,000      748,540
          Tetra Technologies, Inc.*(a)............ 43,300    1,076,438
          Waste Connections, Inc.*................ 22,600      853,602
          Wireless Facilities, Inc.*(a)........... 44,900      667,214
                                                          ------------
                                                            23,538,670
                                                          ------------
          Communications Equipment - 3.2%
          ADTRAN, Inc............................. 16,900      523,900
          Aeroflex, Inc.*(a)...................... 72,900      852,201
          CACI International, Inc. - Class A*(a).. 18,800      914,056
          Intrado, Inc.*.......................... 33,700      739,715
          Plantronics, Inc.*...................... 26,000      848,900
          Polycom, Inc.*(a)....................... 28,900      564,128
          REMEC, Inc.*(a)......................... 69,300      582,813
          SafeNet, Inc.*(a)....................... 39,700    1,221,569
          UTStarcom, Inc.*(a)..................... 22,900      848,903
                                                          ------------
                                                             7,096,185
                                                          ------------
          Computers & Peripherals - 1.6%
          Cray, Inc.*(a).......................... 45,500      451,815
          Lexar Media, Inc.*(a)................... 50,500      880,215
          M-Systems Flash Disk Pioneers, Ltd.*(a). 37,500      648,000
          Neoware Systems, Inc.*(a)............... 31,100      426,070
          SanDisk Corp.*.......................... 10,000      611,400
          Stratasys, Inc.*........................ 21,800      594,268
                                                          ------------
                                                             3,611,768
                                                          ------------
          Construction Materials - 1.1%
          Insight Enterprises, Inc.*(a)........... 57,700    1,084,760
          Toll Brothers, Inc.*(a)................. 16,100      640,136
          Trex Co., Inc.*(a)...................... 18,500      702,630
                                                          ------------
                                                             2,427,526
                                                          ------------
          Electronic Equipment & Instruments - 11.1%
          Actel Corp.*(a)......................... 38,100      918,210
          Applied Films Corp.*(a)................. 48,800    1,611,376
          Avocent Corp.*.......................... 29,800    1,088,296
          Cymer, Inc.*(a)......................... 26,000    1,200,940
          Daktronics, Inc.*(a).................... 32,500      817,700
          FEI Co.*(a)............................. 40,400      909,000
          Fisher Scientific International, Inc.(a) 14,900      616,413
          FLIR Systems, Inc.*(a).................. 28,900    1,054,850
          II-VI, Inc.*(a)......................... 28,900      745,620
          Imax Corp.*(a).......................... 89,800      710,318
          Integrated Circuit Systems, Inc.*(a).... 38,400    1,094,016
          Intersil Corp. - Class A................ 23,576      585,863
          Keithley Instruments, Inc.(a)........... 42,100      770,430
          Micrel, Inc.*(a)........................ 44,900      699,542
          Mykrolis Corp.*......................... 77,100    1,239,768
          OmniVision Technologies, Inc.*(a)....... 17,300      955,825
          PerkinElmer, Inc........................ 41,400      706,698
          Photon Dynamics, Inc.*(a)............... 32,800    1,319,872

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Electronic Equipment & Instruments - continued
         Pixelworks, Inc.*......................... 56,100 $    619,344
         Tech Data Corp.*(a)....................... 23,100      916,839
         Tektronix, Inc............................ 32,100    1,014,360
         Trimble Navigation, Ltd.*(a).............. 43,300    1,612,492
         Tripath Technology, Inc.*(a).............. 98,200      677,580
         TTM Technologies, Inc.*(a)................ 56,100      946,968
         Wilson Greatbatch Technologies, Inc.*(a).. 25,400    1,073,658
         Zoran Corp.*(a)........................... 30,900      537,351
                                                           ------------
                                                             24,443,329
                                                           ------------
         Energy Equipment & Services - 0.5%
         FMC Technologies, Inc.*................... 43,300    1,008,890
                                                           ------------
         Financial Services - 2.4%
         Affiliated Managers Group, Inc.*(a)....... 11,700      814,203
         Doral Financial Corp...................... 19,249      621,358
         eSPEED, Inc. - Class A*................... 37,500      877,875
         Investors Financial Services Corp.(a)..... 15,900      610,719
         Jeffries Group, Inc.(a)................... 26,000      858,520
         Knight Trading Group, Inc.*............... 40,300      589,992
         Strayer Education, Inc....................  7,900      859,757
                                                           ------------
                                                              5,232,424
                                                           ------------
         Food & Drug Retailing - 0.6%
         Sunopta, Inc.*(a)......................... 60,600      559,338
         Whole Foods Market, Inc................... 11,400      765,282
                                                           ------------
                                                              1,324,620
                                                           ------------
         Food Products - 1.0%
         Performance Food Group Co.*(a)(b)......... 26,200      947,654
         United Natural Foods, Inc.*............... 36,500    1,310,715
                                                           ------------
                                                              2,258,369
                                                           ------------
         Health Care Equipment & Supplies - 6.4%
         Advanced Neuromodulation Systems, Inc.*(a) 20,199      928,750
         American Medical Systems Holdings, Inc.*.. 18,800      409,840
         Bruker Biosciences Corp.*(a).............. 74,663      339,717
         Closure Medical Corp.*.................... 27,700      939,861
         Cyberonics, Inc.*(a)...................... 26,000      832,260
         Diagnostic Products Corp.(a).............. 12,700      583,057
         ICU Medical, Inc.*(a)..................... 17,350      594,758
         Integra LifeSciences Holdings*(a)......... 25,600      732,928
         Martek Biosciences Corp.*(a).............. 17,300    1,123,981
         OraSure Technologies, Inc.*(a)............ 72,900      580,284
         Priority Healthcare Corp. - Class B*(a)... 31,700      764,287
         ResMed, Inc.*(a).......................... 20,600      855,724
         STERIS Corp.*............................. 34,600      781,960
         Techne Corp.*(a).......................... 23,500      887,830
         Therasense, Inc.*(a)...................... 51,900    1,053,570
         Varian, Inc.*(a).......................... 32,800    1,368,744
         Wright Medical Group, Inc.*............... 22,400      681,856
         Zoll Medical Corp.*(a).................... 19,000      674,120
                                                           ------------
                                                             14,133,527
                                                           ------------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Health Care Providers & Services - 3.3%
          Accredo Health, Inc.*(a)(b)............ 37,549 $  1,186,924
          Amsurg Corp.*(a)....................... 16,800      636,552
          DaVita, Inc.*.......................... 18,500      721,500
          LifePoint Hospitals, Inc.*(a).......... 36,100    1,063,145
          NBTY, Inc.*............................ 33,700      905,182
          Odyssey Healthcare, Inc.*.............. 36,923    1,080,367
          Triad Hospitals, Inc.*................. 25,700      855,039
          VCA Antech, Inc.*(a)................... 30,900      957,282
                                                         ------------
                                                            7,405,991
                                                         ------------
          Hotels, Restaurants & Leisure - 5.1%
          Alliance Gaming Corp.*................. 41,000    1,010,650
          Kerzner International, Ltd.*........... 19,300      751,928
          Krispy Kreme Doughnuts, Inc.*(a)....... 15,100      552,660
          Mandalay Resort Group(a)............... 16,500      737,880
          Marvel Enterprises, Inc.*(a)........... 34,800    1,013,028
          P.F. Chang's China Bistro, Inc.*(a)(b). 26,000    1,322,880
          Panera Bread Co. - Class A*(a)......... 24,200      956,626
          Penn National Gaming, Inc.*............ 29,300      676,244
          RARE Hospitality International, Inc.*.. 46,150    1,127,906
          Shuffle Master, Inc.*(a)............... 28,600      990,132
          Sonic Corp.*(a)........................ 30,000      918,600
          Station Casinos, Inc................... 28,900      885,207
          Steiner Leisure, Ltd.*................. 28,900      413,270
                                                         ------------
                                                           11,357,011
                                                         ------------
          Household Durables - 0.6%
          Bombay Company, Inc.*(a)............... 73,000      594,220
          TiVo, Inc.*(a)......................... 89,500      662,300
                                                         ------------
                                                            1,256,520
                                                         ------------
          Industrial Conglomerates - 0.3%
          Fastenal Co.(a)........................ 11,200      559,328
                                                         ------------
          Insurance - 0.9%
          HCC Insurance Holdings, Inc.(a)........ 25,700      817,260
          Navigators Group, Inc.*................ 20,200      623,574
          ProAssurance Corp.*(a)................. 19,100      614,065
                                                         ------------
                                                            2,054,899
                                                         ------------
          Internet Software & Services - 0.8%
          CNET Networks, Inc.*(a)................ 69,300      472,626
          Internet Security Systems, Inc.*(a).... 43,800      824,754
          Netease.com, Inc. (ADR)*............... 11,500      424,350
                                                         ------------
                                                            1,721,730
                                                         ------------
          Machinery - 0.3%
          AGCO Corp.*(a)......................... 34,600      696,844
                                                         ------------
          Media - 3.1%
          Cox Radio, Inc. - Class A*(a).......... 26,000      655,980
          Cumulus Media, Inc. - Class A*......... 33,700      741,400
          Entravision Communications Corp.*...... 64,500      715,950
          Getty Images, Inc.*.................... 28,800    1,443,744
          Macrovision Corp.*..................... 44,300    1,000,737

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                                      Value
    Description                                        Shares    (Note 2)
    -----------------------------------------------------------------------

    Media - continued
    Pixar, Inc.*(a)...................................  11,100 $    769,119
    Radio One, Inc. - Class A*(a).....................  29,400      574,770
    Radio One, Inc. - Class D*(a).....................  46,200      891,660
                                                               ------------
                                                                  6,793,360
                                                               ------------
    Metals & Mining - 0.3%
    Gibraltar Steel Corp..............................  22,400      563,360
                                                               ------------
    Mutual Funds - 0.3%
    iShares Nasdaq Biotechnology Index Fund...........   9,900      712,305
                                                               ------------
    Oil & Gas - 5.7%
    Cal Dive International, Inc.*(a)..................  56,200    1,354,982
    Chesapeake Energy Corp.(a)........................  55,700      756,406
    Evergreen Resources, Inc.*(a).....................  26,000      845,260
    Grey Wolf, Inc.*(a)............................... 150,100      561,374
    GulfMark Offshore, Inc.*(a).......................  39,400      551,600
    Key Energy Services, Inc.*(a).....................  69,300      714,483
    National-Oilwell, Inc.*...........................  37,500      838,500
    Newfield Exploration Co.*.........................  19,100      850,714
    Patterson-UTI Energy, Inc.*.......................  25,600      842,752
    Pride International, Inc.*(a).....................  42,100      784,744
    Quicksilver Resources, Inc.*(a)...................  23,100      746,130
    Spinnaker Exploration Co.*........................  33,700    1,087,499
    TETRA Technologies, Inc.*.........................  26,550      643,572
    Ultra Petroleum Corp.*............................  23,000      566,260
    Universal Compression Holdings, Inc.*.............  27,500      719,400
    Varco International, Inc.*(a).....................  37,500      773,625
                                                               ------------
                                                                 12,637,301
                                                               ------------
    Pharmaceuticals - 4.7%
    aaiPharma, Inc.*(a)...............................  50,800    1,276,096
    American Pharmaceutical Partners, Inc.*(a)........  28,100      944,160
    Angiotech Pharmaceuticals, Inc.*(a)...............  19,600      901,600
    Cephalon, Inc.*(a)................................   8,400      406,644
    Charles River Laboratories International, Inc.*(a)  25,500      875,415
    Connetics Corp.*(a)...............................  37,500      681,000
    Covance, Inc.*....................................  31,700      849,560
    Invitrogen Corp.*(a)..............................  18,200    1,274,000
    Medicis Pharmaceutical Corp. - Class A(a).........  17,900    1,276,270
    Salix Pharmaceuticals Ltd.*.......................  25,200      571,284
    Taro Pharmaceutical Industries, Ltd. (Israel) -
       Class A*(a)....................................  19,700    1,270,650
                                                               ------------
                                                                 10,326,679
                                                               ------------
    Retail - Specialty - 5.9%
    99 Cents Only Stores*(a)..........................  28,900      786,947
    Chico's FAS, Inc.*(a).............................  33,698    1,245,141
    Claire's Stores, Inc.(a)..........................  35,900      676,356
    Fred's, Inc. - Class A(a).........................  35,150    1,088,947
    GameStop Corp. - Class A*(a)......................  41,000      631,810
    Hollywood Entertainment Corp.*(a).................  44,900      617,375
    Hot Topic, Inc.*(a)...............................  42,825    1,261,625

      --------------------------------------------------------------------
      Security                                                   Value
      Description                                     Shares    (Note 2)
      --------------------------------------------------------------------

      Retail - Specialty - continued
      Jos. A. Bank Clothiers, Inc.*(a)...............  19,900 $    690,331
      MSC Industrial Direct Co., Inc. - Class A(a)...  39,300    1,080,750
      Pacific Sunwear of California, Inc.*(b)........  39,225      828,432
      Quiksilver, Inc.*(a)...........................  31,400      556,722
      Select Comfort Corp.*..........................  35,800      886,408
      Tractor Supply Co.*(a).........................  32,000    1,244,480
      Urban Outfitters, Inc.*(a).....................  39,000    1,444,950
                                                              ------------
                                                                13,040,274
                                                              ------------
      Semiconductor Equipment & Products - 5.3%
      02Micro International, Ltd.*(a)................  49,400    1,106,560
      Asyst Technologies, Inc.*(a)...................  54,800      950,780
      ChipPAC, Inc. - Class A*(a).................... 138,500    1,051,215
      Entegris, Inc.*(a).............................  63,500      815,975
      Exar Corp.*(a).................................  40,400      690,032
      Microsemi Corp.*...............................  25,600      629,248
      NVIDIA Corp.*(a)...............................  26,900      625,425
      Power Integrations, Inc.*(a)...................  19,600      655,816
      Semtech Corp.*(a)..............................  41,500      943,295
      Skyworks Solutions, Inc.*(a)...................  78,500      682,950
      Ultratech, Inc.*...............................  25,200      740,124
      Varian Semiconductor Equipment Associates,
        Inc.*(a).....................................  28,700    1,253,903
      Veeco Instruments, Inc.*.......................  23,100      651,420
      Xicor, Inc.*...................................  75,000      850,500
                                                              ------------
                                                                11,647,243
                                                              ------------
      Software - 8.2%
      Activision, Inc.*(a)...........................  50,500      919,100
      Alliance Data Systems Corp.*(a)................  24,100      667,088
      Anteon International Corp.*....................  26,000      937,300
      Autodesk, Inc.(a)..............................  32,000      786,560
      Avid Technology, Inc.*(a)......................  16,800      806,400
      Business Objects S.A. (ADR)*(a)................  23,100      800,877
      Cognizant Technology Solutions Corp. - Class A*  22,700    1,036,028
      Cognos, Inc.*(a)...............................  25,200      771,624
      DoubleClick, Inc.*(a)..........................  63,600      649,992
      Interwoven, Inc.*(a)...........................  44,550      563,112
      Leapfrog Enterprises, Inc.*(a).................  20,200      535,906
      Macromedia, Inc.*(a)(b)........................  57,700    1,029,368
      Magma Design Automation, Inc.*(a)..............  28,900      674,526
      Micromuse, Inc.*(a)............................  96,000      662,400
      National Instruments Corp.(a)..................  22,700    1,032,169
      Netegrity, Inc.*(a)............................  69,300      714,483
      NetScreen Technologies, Inc.*(a)...............  31,700      784,575
      Network Associates, Inc.*(a)...................  45,377      682,470
      Pinnacle Systems, Inc.*(a).....................  68,100      580,893
      Red Hat, Inc.*(a).............................. 106,300    1,995,251
      Take-Two Interactive Software, Inc.*(a)........  19,600      564,676
      Websense, Inc.*(a).............................  30,000      877,200
                                                              ------------
                                                                18,071,998
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Textiles, Apparel & Luxury Goods - 0.6%
     bebe stores, inc.*(a).......................      23,600 $    613,364
     Fossil, Inc.*...............................      21,950      614,819
                                                              ------------
                                                                 1,228,183
                                                              ------------
     Total Common Stocks
       (Cost $160,787,346)                                     199,651,362
                                                              ------------

     Short-Term Investments - 34.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $25,819,219 on
       01/02/04 collateralized by $26,185,000
       FNMA 1.180% due 07/27/04 with a value
       of $26,338,627............................ $25,818,000 $ 25,818,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $7,000 on 01/02/04
       collateralized by $10,000 SLMA 3.375%
       due 07/15/04 with a value of $10,271......       7,000        7,000
     State Street Navigator Securities Lending
       Prime Portfolio(c)........................  49,188,898   49,188,898
     U.S. Treasury Bill, 0.010%, due
       03/18/04(b)...............................     300,000      299,472
                                                              ------------
     Total Short-Term Investments
     (Cost $75,313,242)                                         75,313,370
                                                              ------------

     TOTAL INVESTMENTS - 124.3%
     (Cost $236,100,588)                                       274,964,732

     Other Assets and Liabilities (net) - (24.3%)              (53,759,553)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $221,205,179
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts and written option contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

SLMA - Student Loan Marketing Association

                                                           Number of  Value
  Call Options                     Expiration Strike Price Contracts (Note 2)
  -------------------------------- ---------- ------------ --------- --------
  NVIDIA Corp..................... 1/17/2004     $22.50       (76)   $ (9,880)
  Pixar........................... 1/17/2004      75.00       (18)       (450)
  Red Hat, Inc.................... 1/17/2004      20.00       (36)     (1,620)
  Sandisk Corp.................... 1/17/2004      75.00       (78)     (1,170)
  Sandisk Corp.................... 1/17/2004      65.00       (22)     (2,750)
                                                                     --------
  (Written Option Premium $32,033)                                   $(15,870)
                                                                     ========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                             Shares     (Note 2)
         -------------------------------------------------------------

         Common Stocks - 94.5%
         Australia - 4.1%
         Australia & New Zealand Banking Group,
           Ltd. Npv............................   571,000 $  7,601,243
         John Fairfax Holdings, Ltd............ 2,070,000    5,486,297
                                                          ------------
                                                            13,087,540
                                                          ------------
         Finland - 1.7%
         Metso Corp............................   452,300    5,516,396
                                                          ------------
         France - 16.6%
         Aventis S.A...........................   180,800   11,936,670
         BNP Paribas S.A.......................    86,200    5,421,698
         Compagnie Generale des Establissements
           Michelin............................   116,400    5,335,427
         Neopost S.A...........................   180,500    9,096,842
         Pernod-Ricard S.A.(a).................    47,200    5,242,251
         Publicis Groupe(a)....................   194,700    6,304,527
         Vivendi Universal S.A.*(a)............   405,600    9,847,662
                                                          ------------
                                                            53,185,077
                                                          ------------
         Germany - 7.3%
         Bayerische Motoren Werke (BMW) AG.....   159,900    7,403,878
         Deutsche Boerse AG....................   139,800    7,635,716
         Henkel KGaA...........................   113,900    8,365,102
                                                          ------------
                                                            23,404,696
                                                          ------------
         Hong Kong - 0.9%
         Giordano International, Ltd........... 6,384,000    2,939,662
                                                          ------------
         Ireland - 2.7%
         Bank of Ireland.......................   623,900    8,489,697
                                                          ------------
         Israel - 0.4%
         Orbotech, Ltd.*.......................    49,000    1,172,080
                                                          ------------
         Italy - 4.1%
         Banco Popolare di Verona e Novara Scrl   222,500    3,762,149
         Bulgari S.p.A.(a).....................   560,000    5,185,956
         Sanpaolo IMI S.p.A.(a)................   325,000    4,234,064
                                                          ------------
                                                            13,182,169
                                                          ------------
         Japan - 7.3%
         Daiwa Securities Group, Inc...........   987,000    6,716,040
         Meitec Corp...........................   151,500    5,826,107
         Nintendo Co., Ltd.....................    21,100    1,969,478
         Takeda Chemical Industries, Ltd.......   224,600    8,909,787
                                                          ------------
                                                            23,421,412
                                                          ------------
         Mexico - 4.0%
         Fomento Economico Mexicano,
           S.A. de C.V. (ADR)..................   146,700    5,410,296
         Grupo Televisa, S.A. (ADR)............   182,000    7,254,520
                                                          ------------
                                                            12,664,816
                                                          ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Netherlands - 6.1%
         Akzo Nobel N.V.........................   251,500 $  9,696,453
         Euronext N.V...........................   394,100    9,965,688
                                                           ------------
                                                             19,662,141
                                                           ------------
         Singapore - 1.5%
         United Overseas Bank, Ltd..............   602,400    4,682,141
                                                           ------------
         South Korea - 4.3%
         Lotte Chilsung Beverage Co., Ltd.......    10,660    5,314,343
         SK Telecom Co., Ltd....................    51,500    8,601,343
                                                           ------------
                                                             13,915,686
                                                           ------------
         Sweden - 0.8%
         Svenska Handelsbanken AB...............    22,500      459,835
         Telefonaktiebolaget LM Ericsson*....... 1,191,800    2,137,446
                                                           ------------
                                                              2,597,281
                                                           ------------
         Switzerland -13.1%
         Credit Suisse Group....................   100,600    3,679,100
         Givaudan S.A...........................    16,290    8,452,420
         Lonza Group AG.........................   137,600    7,907,023
         Nestle S.A.............................    41,100   10,264,204
         Novartis AG............................   163,900    7,437,958
         Swatch Group AG........................   176,500    4,208,155
                                                           ------------
                                                             41,948,860
                                                           ------------
         United Kingdom - 19.6%
         Aegis Group Plc........................   685,500    1,208,357
         Associated British Ports Holdings Plc..   833,800    6,682,807
         Cadbury Schweppes Plc.................. 1,290,600    9,451,287
         Diageo Plc.............................   885,300   11,615,248
         GlaxoSmithKline Plc....................   452,700   10,343,587
         J Sainsbury Plc........................   894,300    4,992,651
         Michael Page International Plc......... 1,415,000    4,698,076
         Reed International Plc................. 1,010,000    8,424,059
         Signet Group Plc....................... 2,868,000    5,273,113
                                                           ------------
                                                             62,689,185
                                                           ------------
         Total Common Stocks (Cost $251,396,822)            302,558,839
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 11.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $17,719,148 on 01/02/04
        collateralized by $17,770,000 FHLB
        3.750% due 02/13/04 with a value of
        $18,073,920............................ $17,719,000 $ 17,719,000
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $20,000 on 01/02/04 collateralized
        by $25,000 FHLB 1.250% due
        07/02/04 with a value of $25,017.......      20,000       20,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,276,250   19,276,250
                                                            ------------

      TOTAL INVESTMENTS - 106.1%
      (Cost $288,412,072)                                    339,574,089

      Other Assets and Liabilities (net) - (6.1%)            (19,571,586)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $320,002,503
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

              Summary of Total Foreign Securities by Industry Classification 12/31/2003
              -------------------------------------------------------------------------
                                                       Value          Percent of
              Industry                                 (000)          Net Assets
              -------------------------------------------------------------------------
              Apparel & Textiles                      $  5,186            1.6%
              Automotive                                12,739            4.0%
              Banking                                   30,729            9.5%
              Beverages, Food & Tobacco                 32,115           10.0%
              Biotechnology                              7,907            2.5%
              Business Services                          4,698            1.5%
              Chemicals                                 18,149            5.7%
              Communications                            30,992            9.7%
              Electronics                                1,172            0.4%
              Entertainment & Leisure                    1,969            0.6%
              Financial Services                        31,918           10.0%
              Food & Drug Retailing                     20,176            6.3%
              Household Products                         8,365            2.6%
              Industrial Machinery                       5,516            1.7%
              Media-Broadcasting & Publishing           18,272            5.7%
              Office Furnishings & Supplies              9,097            2.8%
              Pharmaceuticals                           38,628           12.1%
              Retailers                                 12,421            3.9%
              Software                                   5,826            1.8%
              Transportation                             6,683            2.1%
                                                         --------        ----
                                                      $302,558           94.5%
                                                         ========        ====


                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Common Stocks - 94.9%
          Aerospace & Defense - 2.7%
          Lockheed Martin Corp...................  63,470 $  3,262,358
          United Technologies Corp...............  43,155    4,089,799
                                                          ------------
                                                             7,352,157
                                                          ------------
          Air Freight & Logistics - 3.8%
          C.H. Robinson Worldwide, Inc...........  64,845    2,458,274
          FedEx Corp.............................  33,900    2,288,250
          J.B. Hunt Transport Services, Inc.*....  61,980    1,674,080
          United Parcel Service, Inc. - Class B..  55,310    4,123,360
                                                          ------------
                                                            10,543,964
                                                          ------------
          Airlines - 2.0%
          Ryanair Holdings PLC (ADR)*(a).........  51,360    2,600,871
          Southwest Airlines Co.................. 174,430    2,815,300
                                                          ------------
                                                             5,416,171
                                                          ------------
          Auto Components - 1.4%
          Advance Auto Parts, Inc.*(a)...........  46,095    3,752,133
                                                          ------------
          Banks - 3.6%
          Capital One Financial Corp.............  37,380    2,291,020
          Mitsubishi Tokyo Financial Group, Inc..     422    3,292,967
          Northern Trust Corp....................  58,065    2,695,377
          UCBH Holdings, Inc.(a).................  40,810    1,590,366
                                                          ------------
                                                             9,869,730
                                                          ------------
          Commercial Services & Supplies - 2.8%
          Canon, Inc.............................  51,000    2,375,414
          Iron Mountain, Inc.*...................  56,400    2,230,056
          Manpower, Inc..........................  67,195    3,163,541
                                                          ------------
                                                             7,769,011
                                                          ------------
          Communications Equipment - 1.1%
          Corning, Inc.*......................... 302,245    3,152,415
                                                          ------------
          Containers & Packaging - 1.2%
          Ball Corp..............................  53,680    3,197,718
                                                          ------------
          Financials - Diversified - 5.0%
          American Express Co....................  38,230    1,843,833
          Citigroup, Inc......................... 103,675    5,032,384
          H&R Block, Inc.........................  58,780    3,254,649
          Nomura Securities Co., Ltd.............  74,000    1,260,559
          SLM Corp...............................  67,995    2,562,052
                                                          ------------
                                                            13,953,477
                                                          ------------
          Food & Drug Retailing - 2.1%
          SYSCO Corp.............................  66,595    2,479,332
          Walgreen Co............................  38,285    1,392,808
          Whole Foods Market, Inc................  30,310    2,034,710
                                                          ------------
                                                             5,906,850
                                                          ------------
          Health Care Equipment & Supplies - 4.0%
          Medtronic, Inc.........................  95,025    4,619,165
          Varian Medical Systems, Inc.*..........  44,430    3,070,113
          Zimmer Holdings, Inc.*.................  47,225    3,324,640
                                                          ------------
                                                            11,013,918
                                                          ------------

    ------------------------------------------------------------------------
    Security                                                       Value
    Description                                         Shares    (Note 2)
    ------------------------------------------------------------------------

    Health Care Providers & Services - 2.4%
    Neurocrine Biosciences, Inc.*(a)...................  52,480 $  2,862,259
    UnitedHealth Group, Inc............................  66,455    3,866,352
                                                                ------------
                                                                   6,728,611
                                                                ------------
    Hotels, Restaurants & Leisure - 2.3%
    Four Seasons Hotels, Inc.(a).......................  83,225    4,256,959
    Starwood Hotels & Resorts Worldwide, Inc. - Class B  59,805    2,151,186
                                                                ------------
                                                                   6,408,145
                                                                ------------
    Household Durables - 2.4%
    Harman International Industries, Inc...............  44,355    3,281,383
    Lennar Corp. - Class A.............................  34,825    3,343,200
                                                                ------------
                                                                   6,624,583
                                                                ------------
    Household Products - 0.8%
    Colgate-Palmolive Co...............................  46,645    2,334,582
                                                                ------------
    Industrial - Diversified - 2.2%
    3M Co..............................................  38,835    3,302,140
    Tyco International, Ltd............................ 103,075    2,731,488
                                                                ------------
                                                                   6,033,628
                                                                ------------
    Internet & Catalog Retail - 1.3%
    Amazon.com, Inc.*..................................  66,325    3,491,348
                                                                ------------
    Internet Software & Services - 2.6%
    Yahoo!, Inc.*...................................... 158,245    7,147,927
                                                                ------------
    IT Consulting & Services - 0.8%
    Fiserv, Inc.*......................................  55,525    2,193,793
                                                                ------------
    Media - 7.5%
    British Sky Broadcasting Group PLC *............... 214,360    2,689,984
    Clear Channel Communications, Inc.................. 102,590    4,804,290
    Comcast Corp. - Class A*........................... 115,525    3,613,622
    Marvel Enterprises, Inc.*(a).......................  24,050      700,095
    Time Warner, Inc.*................................. 423,670    7,621,823
    XM Satellite Radio Holdings, Inc. - Class A*(a)....  55,035    1,450,723
                                                                ------------
                                                                  20,880,537
                                                                ------------
    Oil & Gas - 3.5%
    BJ Services Co.*...................................  30,715    1,102,669
    EOG Resources, Inc.................................  23,860    1,101,616
    Kinder Morgan, Inc.................................  45,885    2,711,803
    Total Fina Elf S.A. (ADR)..........................  51,500    4,764,265
                                                                ------------
                                                                   9,680,353
                                                                ------------
    Pharmaceuticals - 9.0%
    Alcon, Inc.........................................  67,175    4,066,774
    Amgen, Inc.*.......................................  76,890    4,751,802
    Barr Pharmaceuticals, Inc.*........................   6,090      468,625
    Celgene Corp.*.....................................  36,385    1,638,053
    Genentech, Inc.*...................................  25,780    2,412,235
    Pfizer, Inc........................................  61,955    2,188,870
    Roche Holding AG...................................  45,777    4,615,437
    SICOR, Inc.*.......................................  49,715    1,352,248
    Teva Pharmaceutical Industries, Ltd. (ADR).........  58,260    3,303,925
                                                                ------------
                                                                  24,797,969
                                                                ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Retail - Multiline - 1.0%
        LVMH Moet Hennessy Louis Vuitton S.A.......  39,107 $  2,843,045
                                                            ------------
        Retail - Specialty - 2.2%
        Staples, Inc.*............................. 140,825    3,844,522
        Tiffany & Co...............................  48,370    2,186,324
                                                            ------------
                                                               6,030,846
                                                            ------------
        Semiconductor Equipment & Products - 12.2%
        Advanced Micro Devices, Inc.*(a)........... 194,090    2,891,941
        Applied Materials, Inc.*................... 269,960    6,060,602
        Intel Corp................................. 110,285    3,551,177
        Intersil Corp. - Class A...................  34,805      864,904
        KLA-Tencor Corp.*..........................  45,520    2,670,659
        Maxim Integrated Products, Inc............. 181,905    9,058,869
        NVIDIA Corp.*(a)...........................  86,060    2,000,895
        Texas Instruments, Inc..................... 223,290    6,560,260
                                                            ------------
                                                              33,659,307
                                                            ------------
        Software - 7.6%
        BMC Software, Inc.*........................ 150,370    2,804,401
        Cadence Design Systems, Inc.*.............. 168,885    3,036,552
        Check Point Software Technologies, Ltd.*(a) 121,345    2,041,023
        Electronic Arts, Inc.*.....................  20,395      974,473
        EMC Corp.*................................. 244,255    3,155,775
        Intuit, Inc.*..............................  64,025    3,387,563
        SAP AG.....................................  21,425    3,594,309
        VERITAS Software Corp.*....................  53,995    2,006,454
                                                            ------------
                                                              21,000,550
                                                            ------------
        Telecommunication Services - Diversified - 4.8%
        CIENA Corp.*............................... 126,865      842,384
        Cisco Systems, Inc.*....................... 387,115    9,403,023
        Nokia Oyj (ADR)............................ 184,890    3,143,130
                                                            ------------
                                                              13,388,537
                                                            ------------
        Telecommunication Services - Wireless - 1.8%
        Nextel Partners, Inc. - Class A*(a)........ 212,200    2,854,090
        UTStarcom, Inc.*(a)........................  59,495    2,205,480
                                                            ------------
                                                               5,059,570
                                                            ------------
        Transportation - 0.8%
        Werner Enterprises, Inc.(a)................ 114,430    2,230,241
                                                            ------------
        Total Common Stocks (Cost $225,967,323)              262,461,116
                                                            ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 12.6%
     Prudential Funding Corp., 0.850%,
       due 01/02/04............................. $13,100,000 $ 13,099,691
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.100% to
       be repurchased at $1,119,006 on
       01/02/04 collaterized by $1,070,000
       FNMA 5.25% due 06/15/06 with a value
       of $1,146,059............................   1,119,000    1,119,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  20,617,119   20,617,119
                                                             ------------
     Total Short-Term Investments
     (Cost $34,835,810)                                        34,835,810
                                                             ------------

     TOTAL INVESTMENTS - 107.5%
     (Cost $ 260,803,133)                                     297,296,926

     Other Assets and Liabilities (net) - (7.5%)              (20,769,010)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $276,527,916
                                                             ============

Portfolio Footnotes:

*   Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                       Par         Value
      Description                                   Amount      (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 92.3%
      Aerospace & Defense - 0.4%
      Boeing Co. 6.125%, due
        02/15/33(a)(d)........................... $   105,000 $    105,705
      Bombardier, Inc. 6.750%, due 05/01/12
        (144A)(b)(d).............................     115,000      126,212
      General Dynamics Corp. 2.125%, due
        05/15/06.................................     325,000      323,300
      Lockheed Martin Corp. 8.500%, due
        12/01/29.................................     100,000      131,437
                                                              ------------
                                                                   686,654
                                                              ------------
      Asset-Backed Securities - 11.9%
      American Express Credit Account Master,
        Class A 1.690%, due 01/15/09(d)..........     715,000      701,899
      Americredit Automobile Receivables Trust,
        Class A
       2.750%, due 10/09/07(d)...................     285,000      287,945
       3.480%, due 05/06/10(d)...................     450,000      458,842
      Bank One Issuance Trust
       3.590%, due 05/17/10(d)...................   1,210,000    1,229,983
       4.770%, due 02/16/16(d)...................     495,000      469,915
      Capital Auto Receivables Asset Trust
        1.960%, due 01/15/09(d)..................     545,000      531,832
      Capital One Auto Financial Trust 3.180%,
        due 09/15/10(d)..........................     220,000      220,618
      Capital One Master Trust 4.600%, due
        08/17/09(d)..............................     820,000      861,199
      Capital One Multi-Asset Execution Trust
       2.950%, due 08/17/09(d)...................     770,000      776,054
       3.650%, due 07/15/11(d)...................   1,000,000      998,877
      Capital One Multi-Asset Execution Trust, -
        Class A1 1.490%, due 01/15/09(d)//\/.....   1,450,000    1,457,318
      Citibank Credit Card Issuance Trust
       6.150%, due 03/10/11(d)...................   1,230,000    1,358,832
       5.000%, due 06/10/15(d)...................     365,000      351,133
      Countrywide Asset-Backed Certificates
       3.613%, due 04/25/30(d)...................     375,000      378,529
       5.413%, due 01/25/34(d)...................     340,000      346,007
      Countrywide Home Loans 5.500%,
        due 08/25/33(d)..........................     941,564      947,167
      First USA Credit Card Master Trust, Class B
        1.460%, due 11/20/06//\/.................     790,000      790,801
      Long Beach Mortgage Loan Trust 1.4813%,
        due 08/25/33.............................   1,050,000    1,050,054
      M&I Auto Loan Trust 2.970%, due
        04/20/09.................................     275,000      275,212
      Morgan Stanley Auto Loan Trust, Class A
        2.170%, due 04/15/11.....................     415,000      409,785
      Onyx Acceptance Owner Trust 2.660%, due
        05/17/10.................................     400,000      398,128

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Asset-Backed Securities - continued
       Option One Mortgage Loan Trust 1.460%,
         due 08/25/33//\/...................... $   384,829 $    384,815
       Peco Energy Transition Trust, 1999-A A4
         5.800%, due 03/01/07..................     422,052      436,125
       PSE&G Transition Funding LLC 6.610%,
         due 06/15/15..........................     470,000      537,410
       Residential Asset Securities Corp.
        3.372%, due 11/25/28//\/...............     445,000      448,108
        1.390%, due 07/25/32//\/...............     326,894      327,183
        1.430%, due 07/25/33//\/...............     655,142      653,972
       SLM Student Loan Trust 2.990%, due
         12/15/22..............................     910,000      913,290
       Triad Automobile Receivables Owner Trust
         3.200%, due 12/13/10..................     465,000      467,648
       Volkswagen Auto Loan Enhanced Trust
         2.940%, due 03/22/10..................     550,000      550,978
       WFS Financial Owner Trust 3.150%, due
         05/20/11..............................     350,000      352,049
       Wachovia Asset Securitization
        1.570%, due 12/25/32//\/...............     443,007      444,002
        1.401%, due 06/25/33//\/...............     680,000      680,317
                                                            ------------
                                                              20,496,027
                                                            ------------
       Automobiles - 0.4%
       Hyundai Motor Manufacturing LLC 5.300%,
         due 12/19/08 (144A)(b)................     445,000      446,908
       Lear Corp. 8.110%, due 05/15/09.........     150,000      177,187
       TRW Automotive, Inc. 9.375%, due
         02/15/13 (144A)(b)....................      85,000       97,538
                                                            ------------
                                                                 721,633
                                                            ------------
       Automotive - 1.7%
       DaimlerChrysler NA Holdings
        4.050%, due 06/04/08(d)................     335,000      333,052
        6.500%, due 11/15/13(d)................     315,000      332,430
        8.500%, due 01/18/31(d)................      85,000      101,856
       Delphi Corp. 6.500%, due 08/15/13(d)....     310,000      326,132
       General Motors Corp.
        7.200%, due 01/15/11(a)................     555,000      611,063
        6.875%, due 09/15/11...................     275,000      296,655
        8.250%, due 07/15/23(a)................     180,000      204,898
        8.375%, due 07/15/33...................     625,000      727,689
                                                            ------------
                                                               2,933,775
                                                            ------------
       Banks - 5.2%
       Abbey National Capital Trust 8.963%, due
         12/29/49(d)//\/.......................      80,000      106,605
       ABN Amro NA Holding Capital 6.523%, due
         12/31/49 (144A)(b)(d)//\/.............     425,000      460,606
       ANZ Capital Trust 5.360%, due 12/29/49
         (144A)(b)(d)..........................     855,000      855,426

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Banks - continued
        Bank of America Corp. 3.250%, due
          08/15/08(a)(d)....................... $   460,000 $    454,893
        Bank One Capital III 8.750%, due
          09/01/30(d)..........................     195,000      257,159
        BB&T Corp. 5.200%, due 12/23/15(d).....     235,000      233,473
        BNP Paribas Capital Trust 9.003%, due
          12/29/49 (144A)(b)(d)//\/............     355,000      445,056
        Cadets Trust 4.800%, due 07/15/13
          (144A)(b)(d).........................     220,000      210,536
        Capital One Bank 4.875%, due
          05/15/08(d)..........................     250,000      257,539
        Fleet Boston Corp. 7.375%, due
          12/01/09(a)..........................      70,000       82,287
        HSBC Capital Funding LP
         4.610%, due 12/29/49 (144A)(b)//\/....     285,000      268,470
         9.547%, due 12/31/49 (144A)(b)//\/....     350,000      445,459
        KBC Bank Funding Trust III 9.860%, due
          11/29/49 (144A)(b)//\/...............     215,000      272,877
        KFW International Finance 4.750%, due
          01/24/07.............................     405,000      434,771
        Popular North America, Inc. 4.250%, due
          04/01/08.............................     220,000      224,194
        Rabobank Capital Fund II 5.260%, due
          12/29/49 (144A)(b)...................     705,000      707,607
        RBS Capital Trust I
         4.709%, due 12/29/49//\/..............     485,000      464,782
         6.425%, due 12/29/49//\/..............     120,000      121,823
        Sovereign Bank 4.375%, due 08/01/13//\/     260,000      262,212
        SunTrust Banks, Inc. 2.500%, due
          11/01/06.............................     525,000      526,420
        US Bank NA 2.850%, due 11/15/06........     695,000      698,839
        Washington Mutual, Inc. 4.000%, due
          01/15/09.............................     460,000      461,319
        Westpac Capital Trust III 5.819%, due
          12/29/49 (144A)(b)//\/...............     525,000      544,500
        Zions Bancorp 6.000%, due 09/15/15.....     240,000      252,278
                                                            ------------
                                                               9,049,131
                                                            ------------
        Chemicals - 0.6%
        Dow Chemical Co.
         6.000%, due 10/01/12..................     240,000      253,063
         7.375%, due 11/01/29(d)...............      70,000       78,510
        Huntsman International LLC 9.875%, due
          03/01/09.............................      70,000       77,000
        ICI Wilmington, Inc. 5.625%, due
          12/01/13.............................     340,000      342,280
        Lyondell Chemical Co. 10.875%, due
          05/01/09.............................     120,000      123,600
        PolyOne Corp. 10.625%, due
          05/15/10(a)..........................     120,000      120,600
                                                            ------------
                                                                 995,053
                                                            ------------

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Collateralized Mortgage Obligations - 8.7%
      Banc of America Commercial Mortgage,
        Inc. 5.061%, due 03/11/41(d)............ $ 1,025,000 $  1,042,017
      Bear Stearns Commercial Mortgage
        Securities, Inc. 4.680%, due
        08/13/39(d).............................     980,000      971,193
      CS First Boston Mortgage Securities Corp.
       4.597%, due 03/15/35(d)..................     325,000      321,806
       6.380%, due 12/16/35(d)..................   1,075,000    1,191,119
       7.290%, due 09/15/41(d)..................   3,070,000    3,530,672
      Greenwich Capital Commercial Funding
        Corp. 4.111%, due 07/05/35..............     575,000      546,832
      LB-UBS Commercial Mortgage Trust
       4.685%, due 07/15/32.....................     890,000      881,270
       5.124%, due 11/15/32.....................   1,055,000    1,075,413
       4.931%, due 09/15/35//\/.................   1,200,000    1,208,360
      Master Asset Securitization Trust 5.500%,
        due 09/25/33............................     968,436      970,152
      Morgan Stanley Dean Witter Capital 4.920%,
        due 03/12/35............................     495,000      499,836
      Wachovia Bank Commercial Mortgage Trust
        4.980%, due 11/15/34(d).................   2,790,000    2,838,278
                                                             ------------
                                                               15,076,948
                                                             ------------
      Commercial Services & Supplies - 0.5%
      Iron Mountain, Inc. 6.625%, due
        01/01/16................................      70,000       68,425
      Pricoa Global Funding 3.900%, due
        12/15/08 (144A)(b)......................     655,000      656,072
      Von Hoffmann Corp.
       10.250%, due 03/15/09....................      45,000       48,150
       10.250%, due 03/15/09 (144A)(b)..........      45,000       48,150
                                                             ------------
                                                                  820,797
                                                             ------------
      Computers & Peripherals - 0.2%
      Electronic Data System Corp. 6.000%,
        due 08/01/13............................     180,000      177,255
      Unisys Corp. 6.875%, due 03/15/10.........      85,000       92,438
                                                             ------------
                                                                  269,693
                                                             ------------
      Containers & Packaging - 0.1%
      Owens-Brockway Glass Container
       8.875%, due 02/15/09.....................     150,000      165,188
       7.750%, due 05/15/11.....................      55,000       59,331
                                                             ------------
                                                                  224,519
                                                             ------------
      Diversified Telecommunication Services - 0.1%
      Tele-Communications TCI Group 7.875%,
        due 02/15/26............................     175,000      205,180
                                                             ------------
      Electric Utilities - 0.1%
      MidAmerican Energy Holdings Co. 6.750%,
        due 12/30/31............................     115,000      124,483
      Progress Energy, Inc. 6.850%, due 04/15/12     100,000      111,662
                                                             ------------
                                                                  236,145
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Electronic Equipment & Instruments - 0.1%
      Reliant Resources, Inc. 9.500%, due
        07/15/13 (144A)(b)...................... $   120,000 $    129,000
                                                             ------------
      Energy Equipment & Services - 2.2%
      AEP Texas Central Co. 5.500%, due
        02/15/13(d).............................     260,000      266,820
      Alabama Power Co. 2.800%, due
        12/01/06(d).............................     250,000      251,211
      Arizona Public Service Co. 4.650%, due
        05/15/15(d).............................     165,000      155,370
      Calpine Corp. 8.750%, due 07/15/13
        (144A)(b)(d)............................      85,000       83,300
      Columbus Southern Power Co. 5.500%, due
        03/01/13(d).............................     115,000      119,302
      Constellation Energy Group, Inc. 6.350%,
        due 04/01/07(d).........................      95,000      104,048
        4.550%, due 06/15/15(d).................      35,000       32,245
      Consumers Energy Co.
        5.375%, due 04/15/13 (144A)(b)(d).......     230,000      231,482
       6.000%, due 02/15/14 (144A)(b)(d)........     165,000      172,263
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10(d).................     335,000      402,471
      DTE Energy Co. 6.375%, due
        04/15/33(d).............................     115,000      113,084
      Duke Capital Corp. 6.250%, due
        02/15/13(a).............................     130,000      137,367
      Duke Energy Corp. 3.750%, due
        03/05/08................................      75,000       75,659
       6.250%, due 01/15/12.....................     115,000      124,619
      FirstEnergy Corp. 7.375%, due 11/15/31....     135,000      138,597
      Pacificorp 4.300%, due 09/15/08...........     250,000      255,631
      Peabody Energy Corp. 6.875%, due
        03/15/13................................      70,000       74,200
      Pepco Holdings, Inc.
        6.450%, due 08/15/12(a).................     185,000      202,113
       7.450%, due 08/15/32.....................      90,000      102,958
      TXU Energy Co. 7.000%, due 03/15/13.......     240,000      265,987
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10............................     465,000      469,546
                                                             ------------
                                                                3,778,273
                                                             ------------
      Financials - Diversified - 6.1%
      American General Finance Corp.
        3.000%, due 11/15/06(d).................     605,000      609,286
       4.500%, due 11/15/07(d)..................     280,000      292,389
      Arch Western Finance 6.750%, due
        07/01/13 (144A)(b)(d)...................      85,000       87,762

     ---------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Financials - Diversified - continued
     Citigroup, Inc. 7.250%, due
       10/01/10(d)............................... $   615,000 $    717,794
     Ford Motor Credit Co.
       7.375%, due 10/28/09......................      60,000       65,968
      7.875%, due 06/15/10.......................     620,000      693,652
      7.375%, due 02/01/11.......................     420,000      458,410
      7.000%, due 10/01/13.......................     755,000      797,693
     General Electric Capital Corp., Series A
       5.875%, due 02/15/12......................     545,000      586,680
      5.450%, due 01/15/13.......................     375,000      390,817
      6.750%, due 03/15/32.......................     240,000      266,592
     General Motors Acceptance Corp. 8.000%,
       due 11/01/31..............................      10,000       11,263
     Goldman Sachs Group, Inc.
       6.600%, due 01/15/12......................     175,000      195,877
      5.700%, due 09/01/12.......................      55,000       57,901
      4.750%, due 07/15/13.......................     425,000      414,976
      6.125%, due 02/15/33.......................     155,000      156,622
     Household Finance Corp.
       6.500%, due 11/15/08......................     110,000      122,751
      4.125%, due 12/15/08.......................     685,000      691,757
      6.375%, due 11/27/12.......................     130,000      142,862
     ING Capital Funding Trust III 8.439%,
       due 12/29/49//\/..........................     200,000      242,499
     Mantis Reef, Ltd. 4.692%, due 11/14/08
       (144A)(b).................................     430,000      432,703
     Merrill Lynch & Co. 4.000%, due 11/15/07         315,000      322,926
     National Rural Utilities Cooperative Finance
       Corp. 3.875%, due 02/15/08................     250,000      253,383
      7.250%, due 03/01/12.......................     175,000      204,230
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)........................     150,000      185,702
     TRAINS HY-2003-1 8.685%, due 05/15/13
       (144A)(b)(f)//\/..........................     801,428      888,317
     UFJ Financial Aruba AEC 6.750%, due
       07/15/13..................................     130,000      138,890
     USA Education, Inc. 5.625%, due
       04/10/07..................................     775,000      840,465
     Wells Fargo & Co.
       5.125%, due 09/01/12......................      35,000       35,824
      5.000%, due 11/15/14.......................     120,000      119,732
                                                              ------------
                                                                10,425,723
                                                              ------------
     Food & Drug Retailing - 0.3%
     Kroger Co.
       6.800%, due 04/01/11......................      45,000       50,436
      7.500%, due 04/01/31.......................      55,000       63,574
     Safeway, Inc. 4.125%, due 11/01/08..........     480,000      478,416
                                                              ------------
                                                                   592,426
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Health Care Equipment & Supplies - 0.3%
      Medex, Inc. 8.875%, due 05/15/13
        (144A)(b)............................... $    35,000 $     37,800
      Wyeth
        5.500%, due 02/01/14....................     290,000      293,874
       6.450%, due 02/01/24.....................     175,000      179,848
                                                             ------------
                                                                  511,522
                                                             ------------
      Health Care Providers & Services - 0.6%
      HCA, Inc. 5.250%, due 11/06/08............     450,000      459,098
      Tenet Healthcare Corp. 5.000%, due
        07/01/07................................     100,000       97,250
      UnitedHealth Group, Inc. 3.300%, due
        01/30/08................................     340,000      338,756
      Fresenius Medical Capital Trust II 7.875%,
        due 02/01/08............................      85,000       91,163
                                                             ------------
                                                                  986,267
                                                             ------------
      Hotels, Restaurants & Leisure - 0.1%
      Harrahs Operating Co, Inc. 5.375%, due
        12/15/13 (144A)(b)......................     155,000      154,167
                                                             ------------
      Household Durables - 0.1%
      D.R. Horton, Inc. 8.500%, due
        04/15/12(d).............................      60,000       68,100
      Standard Pacific Corp.....................
       6.875%, due 05/15/11.....................      85,000       88,400
                                                             ------------
                                                                  156,500
                                                             ------------
      Industrial - Diversified - 0.1%
      General Electric Co. 5.000%, due
        02/01/13................................      95,000       96,251
                                                             ------------
      Insurance - 0.3%
      Commerce Group, Inc. 5.950%, due
        12/09/13(d).............................     330,000      335,296
      Nationwide Financial Services, Inc.
       6.250%, due 11/15/11(a)..................      55,000       58,867
       5.900%, due 07/01/12.....................      60,000       62,726
                                                             ------------
                                                                  456,889
                                                             ------------
      Media - 0.7%
      AOL Time Warner, Inc.
       7.625%, due 04/15/31(d)..................     430,000      497,972
       7.700%, due 05/01/32(d)..................     100,000      117,152
      Comcast Corp. 7.050%, due 03/15/33(d)           75,000       81,904
      COX Communications, Inc. 7.750%, due
        11/01/10(d).............................      95,000      113,324
      Echostar DBS Corp. 6.375%, due
        10/01/11 (144A)(b)......................      70,000       72,100
      Liberty Media Corp. 5.700%, due
        05/15/13(a).............................      90,000       91,211
      Mediacom LLC 9.500%, due 01/15/13(a)            70,000       74,550

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Media - continued
       MediaNews Group, Inc. 6.875%, due
         10/01/13 (144A)(b).................... $    85,000 $     86,912
       News America Holdings, Inc.
        8.250%, due 08/10/18...................     110,000      135,621
        7.280%, due 06/30/28...................      25,000       27,952
                                                            ------------
                                                               1,298,698
                                                            ------------
       Municipal Utilities - 0.2%
       Illinois State 5.100%, due 06/01/33.....     440,000      404,567
                                                            ------------
       Office Equipment - 0.1%
       Xerox Corp.
        7.125%, due 06/15/10(a)................      35,000       37,625
        7.625%, due 06/15/13...................      50,000       54,250
                                                            ------------
                                                                  91,875
                                                            ------------
       Oil & Gas - 1.7%
       Amerada Hess Corp.
        6.650%, due 08/15/11(d)................     175,000      189,941
        7.300%, due 08/15/31(d)................      60,000       62,142
       Anadarko Finance Co., Series B 7.500%,
         due 05/01/31(d).......................      85,000       99,891
       Apache Corp. 7.700%, due 03/15/26(d)....     155,000      190,251
       Chesapeake Energy Corp. 8.125%, due
         04/01/11(d)...........................      60,000       66,900
       Devon Financing Corp. 7.875%, due
         09/30/31(d)...........................      75,000       89,875
       Enterprise Products Partners LP 7.500%,
         due 02/01/11..........................     400,000      447,627
       Kinder Morgan Energy Partners
       7.400%, due 03/15/31....................      65,000       74,473
       7.300%, due 08/15/33....................      90,000      102,600
       Occidental Petroleum Corp. 4.250%, due
         03/15/10..............................      90,000       90,687
       Plains All American Pipeline LP 5.625%,
         due 12/15/13 (144A)(b)................     350,000      354,813
       Texaco Capital, Inc. 5.500%, due
         01/15/09..............................     220,000      240,327
       Tosco Corp. 8.125%, due 02/15/30........     270,000      345,382
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..................      35,000       41,563
       Transocean Sedco Forex, Inc. 7.500%, due
         04/15/31..............................     120,000      137,851
       Valero Energy Corp. 6.875%, due
         04/15/12..............................      55,000       60,960
       Weatherford International, Ltd. 4.950%,
         due 10/15/13..........................     225,000      221,811
       Williams Cos., Inc. 8.125%, due
         03/15/12(a)...........................      35,000       39,025
                                                            ------------
                                                               2,856,119
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Paper & Forest Products - 0.1%
      Georgia-Pacific Corp. 7.375%, due
        07/15/08................................ $    15,000 $     16,200
      International Paper Co. 5.850%, due
        10/30/12................................     115,000      120,016
      Westvaco Corp. 8.200%, due 01/15/30.......      20,000       23,517
                                                             ------------
                                                                  159,733
                                                             ------------
      Pharmaceuticals - 0.1%
      Schering-Plough Corp. 5.300%, due
        12/01/13(a).............................     210,000      214,156
                                                             ------------
      Real Estate - 0.1%
      IStar Financial, Inc. 6.000%, due
        12/15/10 (REIT).........................     225,000      230,625
      Pulte Homes, Inc. 6.375%, due
        05/15/33................................      30,000       29,297
                                                             ------------
                                                                  259,922
                                                             ------------
      Retail - Multiline - 0.1%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/99............................      60,000       65,899
      May Department Stores Co. 6.900%, due
        01/15/32................................      40,000       43,220
                                                             ------------
                                                                  109,119
                                                             ------------
      Retail - Specialty - 0.1%
      Toys R Us, Inc. 7.375%, due 10/15/18......     255,000      255,389
                                                             ------------
      Telecommunication Services - Wireless - 1.9%
      AT&T Broadband Corp. 8.375%, due
        03/15/13(d).............................     601,000      736,832
      AT&T Corp.
       6.000%, due 03/15/09(d)..................       2,000        2,158
       8.000%, due 11/15/31(d)..................     230,000      269,698
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11(d)..................     260,000      301,362
       8.125%, due 05/01/12(d)..................       5,000        5,891
      Citizens Communications Co. 9.250%, due
        05/15/11(d).............................     320,000      378,942
      Nextel Communications, Inc. 7.375%, due
        08/01/15................................      70,000       75,600
      Sprint Capital Corp.
        7.625%, due 01/30/11....................     355,000      398,594
       8.750%, due 03/15/32.....................     325,000      385,292
      Verizon Global Funding Corp. 7.750%, due
        12/01/30................................     145,000      170,965
      Verizon New York, Inc. 6.875%, due
        04/01/12................................     510,000      565,397
                                                             ------------
                                                                3,290,731
                                                             ------------
      Tobacco - 0.1%
      Altria Group, Inc. 7.000%, due 11/04/13(d)     180,000      192,367
                                                             ------------

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Transportation - 0.2%
       Burlington Northern Santa Fe Corp.
         7.082%, due 05/13/29(d)............... $    10,000 $     11,251
       Norfolk Southern Corp. 7.800%, due
         05/15/27..............................     100,000      120,458
       Teekay Shipping Corp. 8.875%, due
         07/15/11..............................      85,000       96,900
       Union Pacific Corp. 6.625%, due
         02/01/29..............................      50,000       54,081
                                                            ------------
                                                                 282,690
                                                            ------------
       U.S. Government Agency Mortgage Backed Securities - 43.3%
       Federal Home Loan Bank 6.000%, due
         02/01/33..............................     457,611       91,967
       Federal Home Loan Mortgage Corp.
         6.250%, due 07/15/32(a)...............   1,785,000    1,947,940
        5.500%, due TBA(c).....................   5,000,000    5,060,940
                                                            ------------
                                                               7,008,880
                                                            ------------
       Federal National Mortgage Association
         7.125%, due 01/15/30(a)...............     777,000      938,944
        6.625%, due 11/15/30...................     335,000      382,130
        6.000%, due 11/01/32...................     821,459      164,092
        5.000%, due TBA(c).....................  17,500,000   17,711,570
        5.500%, due TBA(c).....................  26,000,000   26,341,250
        6.000%, due TBA(c).....................  15,000,000   15,506,250
                                                            ------------
                                                              61,044,236
                                                            ------------
       Government National Mortgage Association
         5.500%, due TBA(c)....................   6,500,000    6,609,688
                                                            ------------
                                                              74,754,771
                                                            ------------
       U.S. Treasury Securities - 3.5%
       U.S. Treasury Bond
         8.875%, due 02/15/19(a)(d)............     560,000      800,800
        7.875%, due 02/15/21(a)(d).............   1,000,000    1,330,821
        5.250%, due 02/15/29(a)(d).............     220,000      222,011
        5.375%, due 02/15/31(a)(d).............   2,730,000    2,847,840
                                                            ------------
                                                               5,201,472
                                                            ------------
       U.S. Treasury Note
         3.375%, due 04/30/04(a)(d)............     400,000      403,282
        3.375%, due 11/15/08(a)(d).............     300,000      302,473
        4.250%, due 11/15/13...................      70,000       69,945
                                                            ------------
                                                                 775,700
                                                            ------------
                                                               5,977,172
                                                            ------------
       Total Domestic Bonds & Debt Securities
       (Cost $156,074,131)                                   159,149,882
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Foreign Bonds & Debt Securities - 6.9%
       Australia - 0.2%
       QBE Insurance Group, Ltd. 5.647%, due
         07/01/23 (144A)(b)//\/................. $   175,000 $    167,134
       TXU Australia Holdings 6.150%, due
         11/15/13 (144A)(b).....................     220,000      224,644
                                                             ------------
                                                                  391,778
                                                             ------------
       Brazil - 0.5%
       Federal Republic of Brazil
         10.000%, due 08/07/11(d)...............     295,000      327,450
        8.000%, due 04/15/14....................     277,067      272,773
        12.750%, due 01/15/20...................     145,000      184,353
                                                             ------------
                                                                  784,576
                                                             ------------
       Canada - 0.9%
       Abitibi Consolidated, Inc. 6.000%, due
         06/20/13(a)(d).........................     180,000      173,059
       Alberta Energy Co., Ltd. (Yankee) 7.375%,
         due 11/01/31(d)........................      60,000       71,531
       Canadian National Resources, Ltd. 7.200%,
         due 01/15/32(d)........................      80,000       92,922
       Canadian National Railway Co. (Yankee)
         6.900%, due 07/15/28(d)................     165,000      185,040
       Domtar, Inc. 5.375%, due 12/01/13(d).....     365,000      361,997
       Quebecor World, Inc. 6.125%, due
         11/15/13...............................     340,000      345,550
       Tembec Industries, Inc. 8.500%, due
         02/01/11...............................     170,000      176,800
       TransCanada PipeLines, Ltd. 8.625%, due
         05/15/12...............................      55,000       68,766
                                                             ------------
                                                                1,475,665
                                                             ------------
       Cayman Islands - 0.2%
       Hutchison Whampoa International, Ltd.
         6.250%, due 01/24/14 (144A)(b).........     345,000      351,086
                                                             ------------
       Columbia - 0.1%
       Republic of Columbia 9.750%, due
         04/09/11...............................     157,908      180,015
                                                             ------------
       France - 0.6%
       Axa S.A. (Yankee) 8.600%, due
         12/15/30(d)............................     440,000      556,619
       Crown European Holdings S.A. 9.500%, due
         03/01/11(d)............................      80,000       91,000
       France Telecom S.A.
         7.750%, due 03/01/11...................     190,000      228,579
        8.500%, due 03/01/31....................     165,000      219,985
                                                             ------------
                                                                1,096,183
                                                             ------------
       Germany - 0.4%
       Deutsche Telekom Finance B.V. (Yankee)
        8.25%, due 06/15/30(d)..................      50,000       64,099

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Germany - continued
      Deutsche Telekom International Finance
        8.000%, due 06/15/10(d)................. $   310,000 $    375,401
       5.250%, due 07/22/13(d)..................     185,000      187,309
                                                             ------------
                                                                  626,809
                                                             ------------

      Italy - 0.3%
      Telecom Italia Capital 4.000%, due
        11/15/08 (144A)(b)......................     575,000      579,401
                                                             ------------
      Luxembourg - 0.4%
      Tyco International Group S.A. 6.000%, due
        11/15/13 (144A)(b)......................     615,000      636,525
                                                             ------------
      Mexico - 0.7%
      United Mexican States
        9.875%, due 02/01/10....................     120,000      151,698
       8.375%, due 01/14/11.....................     185,000      220,150
       6.375%, due 01/16/13.....................     285,000      296,400
       11.375%, due 09/15/16....................     150,000      213,000
       8.125%, due 12/30/19.....................     145,000      162,400
       8.300%, due 08/15/31.....................     130,000      146,900
                                                             ------------
                                                                1,190,548
                                                             ------------
      Netherlands - 0.1%
      Koninklijke (Royal) KPN NV 8.000%, due
        10/01/10................................     100,000      119,819
                                                             ------------
      Norway - 0.1%
      Den Norske Bank 7.729%, due 06/29/49
        (144A)(b)(d)//\/........................     115,000      134,518
                                                             ------------
      Russia - 0.4%
      Russian Federation
        8.750%, due 07/24/05....................     395,000      428,099
       5.000%, due 03/31/30.....................     350,000      336,262
                                                             ------------
                                                                  764,361
                                                             ------------
      Sweden - 0.3%
      Nordbanken AB 8.950%\8.950%, due
        11/29/49 (144A)(b)//\/..................     305,000      374,380
      Swedbank 9.000%, due 12/29/49
        (144A)(b)//\/...........................     180,000      221,941
                                                             ------------
                                                                  596,321
                                                             ------------
      United Kingdom - 1.7%
      Barclays Bank Plc 8.550%, due 09/29/49
        (144A)(b)(d)//\/........................     255,000      313,828
      BP Capital Markets Plc 2.750%, due
        12/29/06(d).............................     380,000      380,865
      British Sky Broadcasting Group Plc 8.200%,
        due 07/15/09(d).........................      55,000       65,567
      British Telecom Plc 8.125%, due
        12/15/10(d).............................     190,000      231,584
      HBOS Plc 5.375%, due 11/29/49
        (144A)(b)//\/...........................     945,000      946,917

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------
      United Kingdom - continued
      Royal Bank of Scotland Group Plc
        9.118%, due 03/31/49.................... $   305,000 $    381,499
       7.648%, due 08/31/49//\/.................      50,000       59,888
      SABMiller Plc 6.625%, due 08/15/33
        (144A)(b)...............................     120,000      127,290
      Standard Chartered Bank 8.000%, due
        05/30/31 (144A)(b)......................     235,000      284,850
      Vodafone Group Plc 7.875%, due
        02/15/30................................     135,000      166,457
                                                             ------------
                                                                2,958,745
                                                             ------------
      Total Foreign Bonds & Debt Securities
      (Cost $11,269,899)                                       11,886,350
                                                             ------------

      Options - 0.0%
      Interest Rate Swap Expires 01/07/04.......   5,040,000        8,466
                                                             ------------
      Total Options (Cost $39,312)                                  8,466
      Short-Term Investments - 46.5%
      U.S. Government & Agency Discount Notes - 0.6%
      Federal Home Loan Bank
       0.750%, due 01/02/04(d)..................   1,000,000      999,979
                                                             ------------
      Commercial Paper - 40.5%
      Alpine Securitization Corp. 1.100%, due
        01/23/04 (144A)(b)(d)...................   8,000,000    7,994,622
      Asset Securitization Corp. 1.080%, due
        01/26/04 (144A)(b)(d)...................   2,000,000    1,998,500
      Atlantis One Funding Corp.
        1.000%, due 02/19/04 (144A)(b)(d).......   2,000,000    1,997,060
       1.116%, due 04/08/04 (144A)(b)(d)........   2,000,000    1,993,957
      Blue Ridge Asset Funding 1.080%, due
        01/20/04 (144A)(b)(d)...................   2,000,000    1,998,860
      Cafco LLC 1.090%, due 01/22/04
        (144A)(b)(d)............................   2,000,000    1,998,728
      CXC, Inc. 1.090%, due 01/06/04(d).........   3,400,000    3,399,485
      Gemini Securitization Corp.
        1.090%, due 01/13/04 (144A)(b)(d).......   8,000,000    7,997,093
       1.080%, due 01/20/04 (144A)(b)(d)........   8,000,000    7,995,440
      Giro Balanced Funding Corp. 1.100%, due
        01/14/04 (144A)(b)(d)...................   2,000,000    1,999,206
      Greyhawk Fund Corp. 1.120%, due
        02/12/04(144A)(b)(d)....................   4,000,000    3,994,773
      ING Capital Funding Trust III 1.070%, due
        03/10/04(d)//\/.........................     573,000      571,825
      New Center Asset Trust, Series A-1 0.970%,
        due 01/02/04(d).........................   5,000,000    4,999,865
      Scaldis Capital, Ltd. 1.100%, due 01/15/04
        (144A)(b)(d)............................   2,000,000    1,999,145
      Sheffield Receivables Corp. 1.090%, due
        01/23/04 (144A)(b)(d)...................   8,000,000    7,994,671
      Special Purpose Accounts 1.100%, due
        01/20/04 (144A)(b)(d)...................   2,000,000    1,998,839

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------
     Commercial Paper - continued
     UBS Finance, Inc. 0.950%, due
       01/02/04(d)............................... $ 4,934,000 $  4,933,870
     Windmill Funding Corp. 1.080%, due
       02/02/04(d)...............................   2,000,000    1,998,080
     Yorktown Capital LLC 1.080%, due
       01/20/04(d)...............................   2,000,000    1,998,860
                                                              ------------
                                                                69,862,879
                                                              ------------
     Money Market - 5.4%
     State Street Navigator Securities Lending
       Prime Portfolio(e)........................   9,263,199    9,263,199
                                                              ------------
     Total Short-Term Investments
     (Cost $80,126,057)                                         80,126,057
                                                              ------------
     TOTAL INVESTMENTS - 145.7%
     (Cost $247,509,399)                                       251,170,755

     Other Assets and Liabilities (net) - (45.7%)              (78,735,364)
                                                              ------------
     TOTAL NET ASSETS - 100.0%                                $172,435,391
                                                              ============

Portfolio Footnotes:

+ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

//\/ Variable or floating rate security. The stated rate represents the rate at December 31, 2003

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts, swap contracts, written option contracts and when-issued/delayed delivery transactions.

(e) Represents investment of collateral received from securities lending transactions.

(f) TRAIN - Targeted Return Index Securities Trust is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)



The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        23.57%
                 AA                                       1.33%
                 A                                       62.31%
                 BBB                                     10.30%
                 BB                                       1.33%
                 B                                        1.16%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                               Strike   Number of    Value
   Call Options                     Expiration Price    Contracts   (Note 2)
   --------------------------------------------------------------------------
   Federal National Mortgage Assoc. 01/07/2004 $101.50 (10,500,000) $(16,816)
                                                                    --------
   (Written Option Premium $39,375)                                 $(16,816)
                                                                    ========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J. P. MORGAN SELECT EQUITY PORTFOLO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 98.4%
           Aerospace & Defense - 2.8%
           Lockheed Martin Corp.................  22,000 $  1,130,800
           United Technologies Corp.............  27,670    2,622,286
                                                         ------------
                                                            3,753,086
                                                         ------------
           Auto Components - 1.8%
           Johnson Controls, Inc................  20,300    2,357,236
                                                         ------------
           Banks - 5.1%
           Bank of America Corp.................  11,600      932,988
           Bank One Corp........................   8,400      382,956
           Capital One Financial Corp...........   6,800      416,772
           Comerica, Inc........................  11,600      650,296
           FleetBoston Financial Corp...........  23,100    1,008,315
           Keycorp..............................  27,900      818,028
           Suntrust Banks, Inc..................   5,200      371,800
           U.S. Bancorp.........................  51,782    1,542,068
           Wells Fargo Co.......................  10,900      641,901
                                                         ------------
                                                            6,765,124
                                                         ------------
           Beverages - 2.5%
           Coca-Cola Co.........................  49,600    2,517,200
           PepsiCo, Inc.........................  18,200      848,484
                                                         ------------
                                                            3,365,684
                                                         ------------
           Biotechnology - 0.9%
           Forest Laboratories, Inc.*...........  10,078      622,820
           Gilead Sciences, Inc.*...............   9,300      540,702
                                                         ------------
                                                            1,163,522
                                                         ------------
           Chemicals - 1.9%
           Eastman Chemical Co..................   7,800      308,334
           Praxair, Inc.........................  58,880    2,249,216
                                                         ------------
                                                            2,557,550
                                                         ------------

           Commercial Services & Supplies - 1.3%
           Accenture, Ltd. - Class A*...........  14,978      394,221
           First Data Corp......................  30,700    1,261,463
                                                         ------------
                                                            1,655,684
                                                         ------------
           Communications Equipment - 3.1%
           Cisco Systems, Inc.*................. 126,700    3,077,543
           Nokia Oyj (ADR)......................  21,200      360,400
           QUALCOMM, Inc........................  11,300      609,409
                                                         ------------
                                                            4,047,352
                                                         ------------
           Computers & Peripherals - 3.0%
           Dell, Inc.*..........................  28,000      950,880
           Hewlett-Packard Co...................  40,100      921,097
           International Business Machines Corp.  22,100    2,048,228
                                                         ------------
                                                            3,920,205
                                                         ------------
           Electric Utilities - 2.3%
           Consolidated Edison, Inc.............  15,000      645,150
           PG&E Corp.*..........................  13,200      366,564

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Electric Utilities - continued
          Pinnacle West Capital Corp.............  29,895 $  1,196,398
          PPL Corp...............................  18,000      787,500
                                                          ------------
                                                             2,995,612
                                                          ------------
          Electrical Equipment - 1.0%
          Cooper Industries, Ltd. - Class A......  23,600    1,367,148
                                                          ------------
          Financials - Diversified - 7.8%
          CIT Group, Inc.........................  30,664    1,102,371
          Citigroup, Inc.(a)..................... 107,009    5,194,217
          Countrywide Financial Corp.............  11,833      897,533
          Goldman Sachs Group, Inc...............  18,100    1,787,013
          Legg Mason, Inc........................   5,100      393,618
          Morgan Stanley.........................  16,900      978,003
                                                          ------------
                                                            10,352,755
                                                          ------------
          Food & Drug Retailing - 0.9%
          CVS Corp...............................  34,000    1,228,080
                                                          ------------
          Health Care Equipment & Supplies - 3.8%
          Guidant Corp...........................  50,272    3,026,374
          Johnson & Johnson, Inc.................  38,272    1,977,132
                                                          ------------
                                                             5,003,506
                                                          ------------
          Health Care Providers & Services - 1.9%
          Anthem, Inc.*..........................  16,900    1,267,500
          CIGNA Corp.............................   6,400      368,000
          HCA, Inc...............................  11,000      472,560
          UnitedHealth Group, Inc................   8,100      471,258
                                                          ------------
                                                             2,579,318
                                                          ------------
          Hotels, Restaurants & Leisure - 0.4%
          Carnival Corp..........................  13,900      552,247
                                                          ------------
          Household Durables - 0.3%
          Gillette Co............................  12,300      451,779
                                                          ------------
          Household Products - 1.8%
          Procter & Gamble Co....................  23,800    2,377,144
                                                          ------------
          Industrial - Diversified - 7.1%
          Eaton Corp.............................   6,000      647,880
          General Electric Co.................... 129,300    4,005,714
          ITT Industries, Inc....................   1,800      133,578
          SPX Corp.*.............................  12,000      705,720
          Tyco International, Ltd................ 147,439    3,907,133
                                                          ------------
                                                             9,400,025
                                                          ------------
          Insurance - 4.2%
          Ambac Financial Group, Inc.............  28,337    1,966,304
          American International Group, Inc......  15,700    1,040,596
          RenaissanceRe Holdings, Ltd............  26,600    1,304,730
          Willis Group Holdings, Ltd.............  38,300    1,304,881
                                                          ------------
                                                             5,616,511
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Internet & Catalog Retail - 1.4%
            CDW Corp...........................  21,800 $  1,259,168
            eBay, Inc.*........................   8,900      574,851
                                                        ------------
                                                           1,834,019
                                                        ------------
            IT Consulting & Services - 0.5%
            SunGard Data Systems, Inc.*........  26,100      723,231
                                                        ------------
            Leisure Equipment & Products - 2.3%
            Hasbro, Inc........................  19,100      406,448
            Mattel, Inc........................ 135,200    2,605,304
                                                        ------------
                                                           3,011,752
                                                        ------------
            Media - 5.1%
            Comcast Corp. - Class A*...........  24,765      814,026
            E.W. Scripps Co. - Class A.........   6,800      640,152
            Gannett Co., Inc...................  11,600    1,034,256
            Liberty Media Corp. - Class A*..... 137,900    1,639,631
            Viacom, Inc. - Class B.............  57,700    2,560,726
                                                        ------------
                                                           6,688,791
                                                        ------------
            Metals & Mining - 0.9%
            Alcoa, Inc.........................  31,516    1,197,608
                                                        ------------
            Oil & Gas - 7.7%
            Anadarko Petroleum Corp............  28,143    1,435,574
            ChevronTexaco Corp.................  21,545    1,861,273
            ConocoPhillips.....................  26,740    1,753,342
            Cooper Cameron Corp.*..............  14,400      671,040
            Devon Energy Corp..................  31,300    1,792,238
            GlobalSantaFe Corp.................  42,600    1,057,758
            Rowan Companies, Inc.*.............  39,300      910,581
            Unocal Corp........................  17,900      659,257
                                                        ------------
                                                          10,141,063
                                                        ------------
            Paper & Forest Products - 0.2%
            Bowater, Inc.......................   5,700      263,967
                                                        ------------
            Pharmaceuticals - 7.4%
            Abbott Laboratories................   8,300      386,780
            AmerisourceBergen Corp.............   6,600      370,590
            Amgen, Inc.*.......................  23,000    1,421,400
            Eli Lilly & Co.....................  21,500    1,512,095
            MedImmune, Inc.*...................  16,900      429,260
            Merck & Co., Inc...................   9,100      420,420
            Pfizer, Inc........................  98,493    3,479,758
            Sepracor, Inc.*....................  20,900      500,137
            Wyeth..............................  30,300    1,286,235
                                                        ------------
                                                           9,806,675
                                                        ------------
            Retail - Multiline - 1.8%
            Federated Department Stores, Inc...  14,000      659,820
            Kohl's Corp.*......................  13,400      602,196
            Target Corp........................  28,100    1,079,040
                                                        ------------
                                                           2,341,056
                                                        ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retail - Specialty - 3.8%
          Home Depot, Inc........................  57,100 $  2,026,479
          Jones Apparel Group, Inc...............  12,900      454,467
          NIKE, Inc. - Class B...................  12,500      855,750
          Wal-Mart Stores, Inc...................  33,100    1,755,955
                                                          ------------
                                                             5,092,651
                                                          ------------
          Road & Rail - 0.3%
          Canadian National Railway Co...........   6,400      404,992
                                                          ------------
          Semiconductor Equipment & Products - 3.9%
          Altera Corp.*..........................  66,300    1,505,010
          Analog Devices, Inc....................  22,100    1,008,865
          Intel Corp.............................  41,800    1,345,960
          Intersil Corp. - Class A...............  25,300      628,705
          Novellus Systems, Inc.*................  16,500      693,825
                                                          ------------
                                                             5,182,365
                                                          ------------
          Software - 3.5%
          Mercury Interactive Corp.*.............   9,200      447,488
          Microsoft Corp.(a)..................... 135,300    3,726,162
          SAP AG (ADR)...........................  10,900      453,004
                                                          ------------
                                                             4,626,654
                                                          ------------
          Telecommunication Services - Diversified - 1.1%
          AT&T Corp..............................  12,700      257,810
          Verizon Communications, Inc............  34,738    1,218,609
                                                          ------------
                                                             1,476,419
                                                          ------------
          Telecommunication Services - Wireless - 1.1%
          Nextel Communications, Inc. - Class A*.  12,400      347,944
          SBC Communications, Inc................  43,477    1,133,445
                                                          ------------
                                                             1,481,389
                                                          ------------
          Tobacco - 1.9%
          Altria Group, Inc......................  45,200    2,459,784
                                                          ------------
          U.S. Government Agency - 1.6%
          Freddie Mac............................  37,000    2,157,840
                                                          ------------
          Total Common Stocks (Cost $113,685,570)          130,399,824
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 1.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/03
        at 0.100% to be repurchased at
        $1,900,011 on 01/02/04 collaterized by
        $1,925,000 FHLMC 2.150% due
        10/28/05 with a value of $1,938,127...... $1,900,000 $  1,900,000
      U. S. Treasury Note, 1.750%,
        due 12/31/04.............................    200,000      201,071
                                                             ------------
      Total Short-Term Investments
      (Cost $2,100,852)                                         2,101,071
                                                             ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $115,786,422)                                     132,500,895

      Other Assets and Liabilities (net) - (0.0%)                 (35,736)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $132,465,159
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Domestic Bonds & Debt Securities - 19.1%
        Aerospace & Defense - 0.7%
        DRS Technologies, Inc. 6.875%, due 11/01/13
          (144A)(a)................................. $ 40,000 $   41,300
        Titan Corp. 8.000%, due 05/15/11
          (144A)(a).................................   15,000     17,100
                                                              ----------
                                                                  58,400
                                                              ----------
        Airlines - 0.2%
        American Airlines 8.608%, due 04/01/11......   10,000      9,113
        Delta Air Lines, Inc. 7.711%, due 09/18/11..   10,000      8,866
                                                              ----------
                                                                  17,979
                                                              ----------
        Auto Components - 0.1%
        Eagle-Picher Industries, Inc. 9.750%, due
          09/01/13 (144A)(a)........................   10,000     10,850
                                                              ----------
        Automobiles - 0.6%
        General Motors Corp. 7.200%, due 01/15/11...   50,000     55,051
                                                              ----------
        Chemicals - 1.2%
        Airgas, Inc. 7.750%, due 09/15/06...........   25,000     26,375
        Nalco Co. 8.875%, due 11/15/13
          (144A)(a).................................   10,000     10,650
        Rayovac Corp. 8.500%, due 10/01/13..........   50,000     53,250
        Terra Industries, Inc. 11.500%, due
          06/01/10..................................   15,000     15,750
                                                              ----------
                                                                 106,025
                                                              ----------
        Commercial Services & Supplies - 1.1%
        Allied Waste North America, Inc. 7.875%, due
          04/15/13..................................   25,000     27,188
        Iron Mountain, Inc. 6.625%, due 01/01/16....   75,000     73,312
                                                              ----------
                                                                 100,500
                                                              ----------
        Construction & Engineering - 0.3%
        Great Lakes Dredge & Dock Corp.
          7.750%, due 12/15/13 (144A)(a)............   30,000     31,012
                                                              ----------

        Containers & Packaging - 0.9%
        Bway Corp. 10.000%, due 10/15/10............   25,000     27,375
        Graham Packaging Holdings Co. 10.750%, due
          01/15/09..................................   15,000     15,563
        Owens-Brockway Glass Container 7.750%, due
          05/15/11..................................   35,000     37,756
                                                              ----------
                                                                  80,694
                                                              ----------
        Electrical Equipment - 0.6%
        Sensus Metering System, Inc. 8.625%, due
          12/15/13 (144A)(a)........................   35,000     36,094
        Tyco International Group S.A. 6.000%, due
          11/15/13 (144A)(a)........................   20,000     20,700
                                                              ----------
                                                                  56,794
                                                              ----------
        Food & Drug Retailing - 0.2%
        Le-Natures, Inc. 9.000%, due 06/15/13
          (144A)(a).................................   15,000     15,900
                                                              ----------

       ------------------------------------------------------------------
       Security                                         Par      Value
       Description                                     Amount   (Note 2)
       ------------------------------------------------------------------

       Food Products - 0.3%
       Land O Lakes, Inc.
         9.000%, due 12/15/10 (144A)(a).............. $ 15,000 $   15,187
        8.750%, due 11/15/11.........................    5,000      4,400
       Michael Foods, Inc. 8.000%, due 11/15/13
         (144A)(a)...................................   10,000     10,475
                                                               ----------
                                                                   30,062
                                                               ----------
       Food Retailers - 0.6%
       B & G Foods, Inc. 9.625%, due 08/01/07........   40,000     41,450
       Couche Tard U.S. 7.500%, due 12/15/13
         (144A)(a)...................................   10,000     10,525
                                                               ----------
                                                                   51,975
                                                               ----------
       Health Care Providers & Services - 0.5%
       Iasis Healthcare Corp. 8.500%, due
         10/15/09....................................    5,000      5,238
       National Nephrology Associations, Inc. 9.000%,
         due 11/01/11 (144A)(a)......................   25,000     26,312
       Triad Hospitals, Inc. 7.000%, due 11/15/13
         (144A)(a)...................................   15,000     15,187
                                                               ----------
                                                                   46,737
                                                               ----------
       Hotels, Restaurants & Leisure - 0.7%
       Mohegan Tribal Gaming Authority 6.375%, due
         07/15/09....................................   10,000     10,375
       River Rock Entertainment Authority 9.750%,
         due 11/01/11 (144A)(a)......................   50,000     54,000
                                                               ----------
                                                                   64,375
                                                               ----------
       Household Durables - 0.4%
       Fedders North America, Inc. 9.375%, due
         08/15/07....................................   20,000     20,200
       Jacuzzi Brands, Inc. 9.625%, due 07/01/10
         (144A)(a)...................................   10,000     11,050
                                                               ----------
                                                                   31,250
                                                               ----------
       Industrial - Diversified - 0.4%
       Blount, Inc. 13.000%, due 08/01/09............   20,000     21,650
       Koppers, Inc. 9.875%, due 10/15/13 (144A)(a)..   10,000     11,075
                                                               ----------
                                                                   32,725
                                                               ----------
       Machinery - 0.5%
       Case New Holland, Inc. 9.250%, due 08/01/11
         (144A)(a)...................................   10,000     11,250
       Manitowoc, Inc. 7.125%, due 11/01/13..........   30,000     31,162
                                                               ----------
                                                                   42,412
                                                               ----------
       Media - 2.8%
       AMC Entertainment, Inc. 9.500%, due
         03/15/09....................................   25,000     25,875
       Charter Communications Holdings/Charter
         Capital 10.000%, due 04/01/09...............   40,000     35,800
       Dex Media West LLC 9.875%, due 08/15/13
         (144A)(a)...................................   10,000     11,675

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Media - continued
        Gaylord Entertainment Co. 8.000%, due
          11/15/13 (144A)(a)........................ $ 45,000 $   47,700
        Insight Communications Co., Inc. 12.25%, due
          02/15/06++................................   25,000     21,500
        Mediacom LLC 8.500%, due 04/15/08...........   25,000     25,625
        Paxson Communications Corp. 10.750%, due
          07/15/08..................................   55,000     60,294
        Primedia, Inc. 8.875%, due 05/15/11.........   25,000     26,500
                                                              ----------
                                                                 254,969
                                                              ----------
        Oil & Gas - 3.3%
        Dynegy Holdings, Inc. 9.875%, due 07/15/10
          (144A)(a).................................   20,000     22,600
        El Paso Production Holding Co. 7.750%, due
          06/01/13 (144A)(a)........................   50,000     49,500
        NRG Energy, Inc. 8.000%, due 12/15/13
          (144A)(a).................................   15,000     15,844
        Pogo Producing Co. 10.375%, due
          02/15/09..................................   30,000     31,950
        Range Resources Corp. 7.375%, due
          07/15/13..................................   35,000     35,175
        Semco Energy, Inc. 7.125%, due 05/15/08.....   25,000     26,156
        Sonat, Inc.
         6.875%, due 06/01/05.......................   30,000     29,700
         7.625%, due 07/15/11.......................   10,000      9,313
        Teco Energy, Inc. 7.500%, due 06/15/10......   20,000     21,500
        Williams Cos, Inc.
         8.625%, due 06/01/10.......................   25,000     28,187
         7.875%, due 09/01/21.......................   25,000     26,500
                                                              ----------
                                                                 296,425
                                                              ----------
        Paper & Forest Products - 0.9%
        Boise Cascade Corp. 6.500%, due 11/01/10....   50,000     52,230
        Buckeye Technologies, Inc. 8.000%, due
          10/15/10..................................   30,000     29,550
                                                              ----------
                                                                  81,780
                                                              ----------
        Retail - Multiline - 0.1%
        JC Penney Co., Inc. 6.875%, due 10/15/15....   10,000     10,563
                                                              ----------
        Retail - Specialty - 0.3%
        Saks, Inc. 7.375%, due 02/15/19.............   25,000     25,562
                                                              ----------
        Software - 0.4%
        Medex, Inc. 8.875%, due 05/15/13 (144A)(a)..   30,000     32,400
                                                              ----------
        Telecommunication Services - Diversified - 0.1%
        Cincinnati Bell, Inc. 8.375%, due 01/15/14
          (144A)(a).................................   10,000     10,800
                                                              ----------
        Telecommunication Services - Wireless - 1.6%
        Centennial Communications Corp. 10.125%,
          due 06/15/13..............................   35,000     38,587
        Dobson Communications Corp. 8.875%, due
          10/01/13 (144A)(a)........................   25,000     25,438

       -----------------------------------------------------------------
       Security                                        Par      Value
       Description                                    Amount   (Note 2)
       -----------------------------------------------------------------

       Telecommunication Services - Wireless - continued
       Nextel Partners, Inc. 8.125%, due 07/01/11... $ 35,000 $   37,450
       Western Wireless Corp. 9.250%, due
         07/15/13...................................   40,000     42,400
                                                              ----------
                                                                 143,875
                                                              ----------
       Textiles, Apparel & Luxury Goods - 0.3%
       Tommy Hilfiger U.S.A, Inc. 6.850%, due
         06/01/08...................................   25,000     25,188
                                                              ----------
       Total Domestic Bonds & Debt Securities
       (Cost $1,640,049)                                       1,714,303
                                                              ----------

       Convertible Bonds - 8.6%
       Biotechnology - 0.4%
       Amgen, Inc. 0.000%, due 03/01/32+............   50,000     37,938
                                                              ----------
       Communications Equipment - 0.5%
       Alloy, Inc. 5.375%, due 08/01/23
         (144A)(a)..................................   25,000     24,500
       Artesyn Technologies, Inc. 5.500%, due
         08/15/10...................................   15,000     20,437
                                                              ----------
                                                                  44,937
                                                              ----------
       Computers & Peripherals - 0.2%
       Maxtor Corp. 6.800%, due 04/30/10............   10,000     14,338
                                                              ----------
       Electrical Equipment - 1.7%
       Flir Systems, Inc. 3.000%, due 06/01/23
         (144A)(a)..................................   40,000     44,200
       LSI Logic Corp. 4.000%, due 05/15/10.........   50,000     55,812
       Mentor Graphics Corp. 6.875%, due
         06/15/07...................................   50,000     53,438
                                                              ----------
                                                                 153,450
                                                              ----------
       Health Care Equipment & Supplies - 1.0%
       Fisher Scientific Intl, Inc. 2.500%, due
         10/01/23 (144A)(a).........................   80,000     91,100
                                                              ----------
       Health Care Providers & Services - 0.6%
       Lifepoint Hospitals Holding, Inc. 4.500%, due
         06/01/09...................................   50,000     50,437
                                                              ----------
       Leisure Equipment & Products - 0.1%
       Eastman Kodak Co. 3.375%, due 10/15/33
         (144A)(a)..................................   10,000     11,150
                                                              ----------
       Machinery - 1.0%
       Agco Corp. 1.750%, due 12/31/33
         (144A)(a)..................................   75,000     83,906
                                                              ----------
       Media - 0.7%
       Lamar Advertising Co. 2.875%, due
         12/31/10...................................    5,000      5,150
       Liberty Media Corp. 3.250%, due 03/15/31.....   50,000     52,250
       Sinclair Broadcast Group, Inc. 4.875%, due
         07/15/18++.................................    5,000      5,519
                                                              ----------
                                                                  62,919
                                                              ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                Shares/Par   Value
         Description                               Amount    (Note 2)
         -------------------------------------------------------------

         Metals & Mining - 0.3%
         Placer Dome, Inc. 2.750%, due 10/15/23
           (144A)(a)............................  $ 25,000  $   29,875
                                                            ----------
         Software - 1.0%
         Documentum, Inc. 4.500%, due
           04/01/07.............................    50,000      59,812
         First Data Corp. 2.000%, due 03/01/08..    25,000      27,188
                                                            ----------
                                                                87,000
                                                            ----------
         Telecommunication Services - Diversified - 1.1%
         Corning, Inc. 3.500%, due 11/01/08.....    50,000      62,187
         RF Micro Devices, Inc. 1.500%, due
           07/01/10.............................    25,000      37,938
                                                            ----------
                                                               100,125
                                                            ----------
         Total Convertible Bonds (Cost $712,531)               767,175
                                                            ----------

         Common Stocks - 65.8%
         Auto Components - 4.0%
         Cummins, Inc...........................     1,300      63,622
         Dana Corp..............................     4,900      89,915
         Genuine Parts Co.......................     6,100     202,520
                                                            ----------
                                                               356,057
                                                            ----------
         Chemicals - 7.9%
         Crompton Corp..........................     9,900      70,983
         Dow Chemical Co........................     5,400     224,478
         Eastman Chemical Co....................     5,800     229,274
         IMC Global, Inc........................     5,100      50,643
         Monsanto Co............................     4,800     138,144
                                                            ----------
                                                               713,522
                                                            ----------
         Commercial Services & Supplies - 1.6%
         R.R. Donnelley & Son Co................     4,700     141,705
                                                            ----------

         Electrical Equipment - 3.7%
         Hubbell, Inc. - Class B................     3,600     158,760
         Snap-On, Inc...........................     5,400     174,096
                                                            ----------
                                                               332,856
                                                            ----------
         Energy Equipment & Services - 1.5%
         Halliburton Co.........................     5,200     135,200
                                                            ----------
         Food & Drug Retailing - 4.0%
         Archer-Daniels-Midland Co..............     1,200      18,264
         H.J. Heinz Co..........................     5,800     211,294
         Kellogg Co.............................     3,500     133,280
                                                            ----------
                                                               362,838
                                                            ----------
         Food Retailers - 1.0%
         Albertson's, Inc.......................     4,000      90,600
                                                            ----------
         Household Appliances & Home Furnishings - 1.8%
         Newell Rubbermaid, Inc.................     7,000     159,390
                                                            ----------
         Household Durables - 2.1%
         Tupperware Corp........................    11,000     190,740
                                                            ----------

         -------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         -------------------------------------------------------------

         Insurance - 7.1%
         Arthur J. Gallagher & Co................... 2,600  $   84,474
         Chubb Corp................................. 1,000      28,820
         Max Re Capital, Ltd........................ 2,500      56,100
         PartnerRe, Ltd............................. 1,300      75,465
         Prudential Financial, Inc..................   500      32,550
         SAFECO Corp................................ 2,900     112,897
         Travelers Property Casualty Corp. - Class A 5,500      92,290
         XL Capital, Ltd. - Class A................. 2,000     155,100
                                                            ----------
                                                               637,696
                                                            ----------
         Machinery - 0.6%
         CNH Global N.V............................. 3,000      49,800
                                                            ----------
         Metals & Mining - 2.8%
         Ball Corp.................................. 1,300      77,441
         Timken Co.................................. 8,500     170,510
                                                            ----------
                                                               247,951
                                                            ----------
         Oil & Gas - 12.7%
         Ameren Corp................................ 4,900     225,400
         ChevronTexaco Corp......................... 2,700     233,253
         CMS Energy Corp.*.......................... 3,400      28,968
         EOG Resources, Inc.........................   600      27,702
         FPL Group, Inc.............................   500      28,245
         Kerr-McGee Corp............................ 2,500     116,225
         NiSource, Inc.............................. 8,500     186,490
         Northeast Utilities........................ 5,600     112,952
         Puget Energy, Inc.......................... 7,500     178,275
                                                            ----------
                                                             1,137,510
                                                            ----------
         Paper & Forest Products - 3.9%
         Georgia-Pacific Corp....................... 5,600     171,752
         MeadWestvaco Corp.......................... 6,100     181,475
                                                            ----------
                                                               353,227
                                                            ----------
         Pharmaceuticals - 3.0%
         Bristol-Myers Squibb Co.................... 8,100     231,660
         Mylan Laboratories, Inc.................... 1,350      34,101
                                                            ----------
                                                               265,761
                                                            ----------
         Real Estate - 2.6%
         Health Care Property Investors, Inc. (REIT) 2,500     127,000
         Healthcare Realty Trust, Inc. (REIT)....... 3,000     107,250
                                                            ----------
                                                               234,250
                                                            ----------
         Retail - Multiline - 2.5%
         JC Penney Co., Inc......................... 4,500     118,260
         May Department Stores Co................... 3,700     107,559
                                                            ----------
                                                               225,819
                                                            ----------
         Retail - Specialty - 0.7%
         Foot Locker, Inc........................... 2,500      58,625
                                                            ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                    Shares/Par   Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Telecommunication Services - Diversified - 2.3%
       SBC Communications, Inc....................     7,400  $  192,918
       Sprint Corp................................     2,500      17,750
                                                              ----------
                                                                 210,668
                                                              ----------
       Total Common Stocks (Cost $5,163,565)                   5,904,215
                                                              ----------

       Preferred Stock - 2.4%
       Electrical Equipment - 1.9%
       CMS Energy Corp. 4.500% (144A)(a)..........     3,000     170,250
                                                              ----------
       Financial Services - 0.1%
       Doral Financial Corp. 4.750%
         (144A)(a)*...............................        35       9,067
       Media - 0.4%
       Interpublic Group of Companies, Inc.
         5.370%*..................................       650      37,278
       Total Preferred Stock (Cost $192,542)                     216,595
                                                              ----------
       Short-Term Investments - 5.7%
       State Street Bank and Trust Co., Repurchase
         Agreement, dated 12/31/03 at 0.05% to
         be repurchased at $513,001 on 01/02/04
         collateralized by $525,000 FHLB 1.640%
         due 06/17/05 with a value of $524,949
         (Cost $513,000)..........................  $513,000  $  513,000
                                                              ----------

       TOTAL INVESTMENTS - 101.6%
       (Cost $8,221,687)                                       9,115,288

       Other Assets and Liabilities (net) - (1.6%)              (142,490)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $8,972,798
                                                              ==========

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond-Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 69.4%
      Aerospace & Defense - 1.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11............................ $     750,000 $       828,750
      Armor Holdings, Inc. 8.250%, due
        08/15/13 (144A)(a)..................     1,725,000       1,854,375
      DRS Technologies, Inc. 6.875%, due
        11/01/13 (144A)(a)..................     3,500,000       3,613,750
      Esterline Technologies Corp. 7.750%,
        due 06/15/13 (144A)(a)..............     2,750,000       2,970,000
      Raytheon Co. 4.850%, due 01/15/11.....     4,000,000       4,011,196
      Sanmina Scientific Corp. 10.375%, due
        01/15/10............................     1,500,000       1,762,500
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...........................     3,975,000       4,531,500
                                                           ---------------
                                                                19,572,071
                                                           ---------------
      Airlines - 0.4%
      American AirIines 8.608%, due
        04/01/11............................     2,000,000       1,822,548
      Continental Airlines, Inc. 7.461%, due
        04/01/13............................     1,091,113         954,225
      Delta Air Lines 7.711%, due
        09/18/11............................     1,250,000       1,108,322
                                                           ---------------
                                                                 3,885,095
                                                           ---------------
      Auto Components - 2.0%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12(b).........................     2,500,000       2,875,000
      Collins & Aikman Products Co.
        10.750%, due 12/31/11...............     2,000,000       1,975,000
      Dana Corp.
       10.125%, due 03/15/10(b).............     2,000,000       2,340,000
       7.000%, due 03/01/29.................       725,000         724,094
      Delco Remy International, Inc.
        11.000%, due 05/01/09...............     3,000,000       3,120,000
      Dura Operating Corp. 9.000%, due
        05/01/09(b).........................     1,500,000       1,507,500
      Goodyear Tire & Rubber Co. 7.857%,
        due 08/15/11(b).....................     2,500,000       2,193,750
      Tenneco Automotive, Inc.,-Series B
       11.625%, due 10/15/09(b).............     2,000,000       2,170,000
       10.250%, due 07/15/13................       900,000       1,028,250
      TRW Automotive, Inc. 9.375%, due
        02/15/13............................     2,000,000       2,295,000
                                                           ---------------
                                                                20,228,594
                                                           ---------------
      Automobiles - 0.3%
      General Motors Corp. 7.125%, due
        07/15/13(b).........................     3,000,000       3,295,770
                                                           ---------------

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Banks - 0.6%
     Bank of America Corp. 3.250%, due
       08/15/08............................. $   5,000,000 $     4,944,495
     Wachovia Corp. 6.605%, due
       10/01/25.............................     1,000,000       1,102,124
                                                           ---------------
                                                                 6,046,619
                                                           ---------------
     Biotechnology - 0.2%
     Fisher Scientific International, Inc.
       8.000%, due 09/01/13.................     2,000,000       2,155,000
                                                           ---------------
     Building Products - 0.4%
     American Standard, Inc.
      8.250%, due 06/01/09..................     1,500,000       1,740,000
      7.625%, due 02/15/10..................       500,000         570,000
     Koppers, Inc. 9.875%, due 10/15/13
       (144A)(a)............................     1,450,000       1,605,875
                                                           ---------------
                                                                 3,915,875
                                                           ---------------
     Chemicals - 2.1%
     Airgas, Inc. 9.125%, due 10/01/11......     1,000,000       1,127,500
     Borden, Inc. 7.875%, due 02/15/23......       450,000         411,750
     Ferro Corp. 9.125%, due 01/01/09.......     1,000,000       1,182,675
     IMC Global, Inc.,-Series B 11.250%, due
       06/01/11.............................     4,000,000       4,420,000
     Lyondell Chemical Co.,-Series A 9.625%,
       due 05/01/07(b)......................     3,000,000       3,195,000
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a)............................     4,000,000       4,260,000
     Rhodia S.A. 8.875%, due 06/01/11
       (144A)(a)(b).........................     2,475,000       2,289,375
     Rockwood Specialties Group, Inc.
       10.625%, due 05/15/11
       (144A)(a)............................       750,000         840,000
     Terra Capital, Inc. 11.500%, due
       06/01/10.............................     2,500,000       2,625,000
     United Industries Corp.,-Series D
       9.875%, due 04/01/09.................     1,150,000       1,210,375
                                                           ---------------
                                                                21,561,675
                                                           ---------------
     Coal - 0.1%
     Peabody Energy Corp. 6.875%, due
       03/15/13.............................     1,000,000       1,060,000
                                                           ---------------
     Commercial Services & Supplies - 3.4%
     Allied Waste North America, Inc.
      7.875%, due 01/01/09..................     3,000,000       3,142,500
      10.000%, due 08/01/09(b)..............     2,000,000       2,170,000
      6.500%, due 11/15/10 (144A)(a)........     2,000,000       2,060,000
      7.875%, due 04/15/13(b)...............     5,000,000       5,437,500
     American Color Graphics, Inc.
       10.000%, due 06/15/10 (144A)(a)......     2,000,000       2,060,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Par           Value
     Description                                 Amount        (Note 2)
     ----------------------------------------------------------------------

     Commercial Services & Supplies - continued
     Avis Group Holdings, Inc. 11.000%, due
       05/01/09.............................. $   1,500,000 $     1,623,915
     Beazer Homes USA, Inc. 6.500%, due
       11/15/13 (144A)(a)....................     3,500,000       3,513,125
     Blount, Inc. 13.000%, due 08/01/09......     2,500,000       2,706,250
     Iron Mountain, Inc.
      8.625%, due 04/01/13...................     3,000,000       3,255,000
      7.750%, due 01/15/15...................     4,000,000       4,210,000
     Stena AB 7.500%, due 11/01/13
       (144A)(a).............................     4,500,000       4,657,500
                                                            ---------------
                                                                 34,835,790
                                                            ---------------
     Communications Equipment - 0.8%
     Crown Castle International Corp.
       10.750%, due 08/01/11(b)..............       750,000         847,500
     L-3 Communications Corp. 6.125%, due
       01/15/14 (144A)(a)....................     2,000,000       2,015,000
     L-3 Communications Corp. 7.625%, due
       06/15/12..............................     2,000,000       2,177,500
     Lucent Technologies, Inc. 6.450%, due
       03/15/29(b)...........................     1,250,000         989,063
     Nortel Networks, Ltd. 6.125%, due
       02/15/06..............................     2,500,000       2,543,750
                                                            ---------------
                                                                  8,572,813
                                                            ---------------
     Computer Software & Processing - 0.1%
     Unisys Corp. 8.125%, due 06/01/06.......     1,000,000       1,085,000
                                                            ---------------
     Computers & Peripherals - 0.3%
     Activant Solutions Inc. 10.500%, due
       06/15/11..............................       880,000         951,500
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09..................     1,500,000       1,623,750
                                                            ---------------
                                                                  2,575,250
                                                            ---------------
     Construction & Engineering - 0.4%
     Dresser, Inc. 9.375%, due
       04/15/11(b)...........................     1,000,000       1,092,500
     Great Lakes Dredge & Dock Corp.
       7.750%, due 12/15/13 (144A)(a)........     1,500,000       1,550,625
     J Ray McDermott S.A. 11.000%, due
       12/15/13 (144A)(a)....................     1,250,000       1,318,750
                                                            ---------------
                                                                  3,961,875
                                                            ---------------
     Containers & Packaging - 3.3%
     AEP Industries, Inc. 9.875%, due
       11/15/07(b)...........................     1,500,000       1,515,000
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,495,000
     Bway Corp. 10.000%, due 10/15/10........     4,000,000       4,380,000
     Crown Cork & Seal, Inc. 7.375%, due
       12/15/26(b)...........................     7,000,000       6,361,250

      -------------------------------------------------------------------
      Security                                  Par           Value
      Description                              Amount        (Note 2)
      -------------------------------------------------------------------

      Containers & Packaging - continued
      Graham Packaging Holdings Co.
        10.75%, due 01/15/09(b)............ $     370,000 $       383,875
      Jefferson Smurfit Corp. 7.500%, due
        06/01/13(b)........................     2,500,000       2,625,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,500,000       3,854,375
       7.750%, due 05/15/11................     4,000,000       4,315,000
      Plastipak Holdings, Inc. 10.750%, due
        09/01/11...........................       815,000         910,763
      Portola Packaging, Inc. 10.750%, due
        10/01/05...........................       500,000         503,750
      Stone Container Corp.
       9.250%, due 02/01/08................     1,000,000       1,110,000
       8.375%, due 07/01/12................       600,000         654,000
      Tekni-Plex, Inc. 8.750%, due 11/15/13
        (144A)(a)..........................     2,250,000       2,356,875
      TriMas Corp. 9.875%, due
        06/15/12(b)........................     1,025,000       1,073,687
                                                          ---------------
                                                               33,538,575
                                                          ---------------
      Diversified Telecommunication Services - 2.0%
      Block Communications, Inc. 9.250%,
        due 04/15/09.......................     2,000,000       2,160,000
      Cincinnati Bell, Inc. 8.375%, due
        01/15/14 (144A)(a).................     4,000,000       4,320,000
      Level 3 Financing, Inc. 10.750%, due
        10/15/11 (144A)(a).................     2,500,000       2,656,250
      MCI Communications Corp. 6.500%,
        due 04/15/10.......................     7,000,000       5,670,000
      Qwest Services Corp. 13.500%, due
        12/15/10 (144A)(a).................     3,000,000       3,660,000
      TeleCorp PCS, Inc. 10.625%, due
        07/15/10...........................     1,000,000       1,169,433
      TeleCorp PCS, Inc. 0.000% / 11.625%,
        due 04/15/09++.....................       731,000         765,810
                                                          ---------------
                                                               20,401,493
                                                          ---------------
      Electric Services - 2.2%
      AES Corp. (The)
       8.875%, due 02/15/11(b).............     1,000,000       1,095,000
       8.750%, due 05/15/13 (144A)(a)......     3,500,000       3,928,750
      Calpine Corp.
       7.875%, due 04/01/08................     2,300,000       1,805,500
       8.500%, due 02/15/11(b).............     4,000,000       3,185,000
      Duke Energy Co. 5.375%, due
        01/01/09...........................     2,000,000       2,111,620
      NRG Energy, Inc. 8.000%, due 12/15/13
        (144A)(a)..........................     1,825,000       1,927,656
      PP&L, Inc. 6.550%, due 03/01/06......     1,250,000       1,350,712
      PSE&G Energy Holdings, Inc. 8.500%,
        due 06/15/11.......................     1,500,000       1,670,625

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                      Par           Value
    Description                                  Amount        (Note 2)
    -----------------------------------------------------------------------

    Electric Services - continued
    TXU Corp., Series J 6.375%, due
      06/15/06............................... $   2,500,000 $     2,656,250
    Virginia Electric & Power Co. 4.500%,
      due 12/15/10...........................     2,300,000       2,322,487
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         721,363
                                                            ---------------
                                                                 22,774,963
                                                            ---------------
    Electronic Equipment & Instruments - 0.6%
    Rayovac Corp. 8.500%, due
      10/01/13...............................     6,000,000       6,390,000
                                                            ---------------
    Energy Equipment & Services - 0.2%
    PPL Corp. 6.400%, due 11/01/11...........     2,000,000       2,188,278
                                                            ---------------
    Financial Services - 1.4%
    Alamosa Delaware, Inc. 11.000%, due
      07/31/10...............................     2,000,000       2,170,000
    Ford Motor Credit Co. 7.250%, due
      10/25/11...............................     3,000,000       3,258,576
    Franklin Resources, Inc. 3.700%, due
      04/15/08...............................       900,000         895,993
    GATX Financial Corp. 8.875%, due
      06/01/09(b)............................     2,000,000       2,246,216
    Qwest Capital Funding, Inc.
      5.875%, due 08/03/04...................     4,000,000       4,030,000
    R. H. Donnelley Financial Corp.
      10.875%, due 12/15/12 (144A)(a)........     1,000,000       1,191,250
                                                            ---------------
                                                                 13,792,035
                                                            ---------------
    Food Products - 3.4%
    American Seafoods Group LLC
      10.125%, due 04/15/10..................     1,000,000       1,193,750
    ConAgra Foods, Inc.
      6.000%, due 09/15/06...................     1,000,000       1,081,563
    Corn Products International, Inc.
      8.450%, due 08/15/09...................     1,250,000       1,403,125
    Dean Foods Co. 6.625%, due
      05/15/09...............................     3,000,000       3,165,000
    Del Monte Corp.
     9.250%, due 05/15/11....................     1,500,000       1,665,000
     8.625%, due 12/15/12....................       750,000         825,000
    Dole Food Co., Inc.
     8.875%, due 03/15/11....................       800,000         882,000
     1.000%, due 07/15/13 (b)................     2,000,000       2,215,000
    Land O Lakes, Inc.
     9.000%, due 12/15/10 (144A)(a)..........     1,775,000       1,797,187
     8.750%, due 11/15/11 (b)................     1,630,000       1,434,400
    Le-Natures, Inc. 9.000%, due 06/15/13
      (144A)(a)..............................     3,500,000       3,710,000
    Michael Foods, Inc. 8.000%, due
      11/15/13 (144A)(a).....................     5,500,000       5,761,250

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Food Products - continued
     Nestle Holdings, Inc. 3.000%, due
       05/09/05............................. $   5,000,000 $     5,750,000
     Pinnacle Foods Holdings Corp. 8.250%,
       due 12/01/13 (144A)(a)...............     1,950,000       2,028,000
     Regions Financial Corp. 7.000%, due
       03/01/11.............................     1,500,000       1,693,406
                                                           ---------------
                                                                34,604,681
                                                           ---------------
     Food Retailers - 1.5%
     Ahold USA, Inc. 8.250%, due
       07/15/10.............................     2,000,000       2,190,000
     B & G Foods, Inc. 9.625%, due
       08/01/07.............................     4,500,000       4,663,125
     Dominos, Inc. 8.250%, due 07/01/11
       (144A)(a)............................     2,000,000       2,152,500
     Ingles Markets, Inc. 8.875%, due
       12/01/11(b)..........................     3,000,000       3,030,000
     Roundys, Inc., - Series B 8.875%, due
       06/15/12.............................     1,500,000       1,608,750
     Stater Brothers Holdings, Inc. 10.750%,
       due 08/15/06.........................     1,500,000       1,588,125
                                                           ---------------
                                                                15,232,500
                                                           ---------------
     Health Care Equipment & Supplies - 1.1%
     Abgenix, Inc., Convertible 3.500%, due
       03/15/07.............................     1,225,000       1,143,844
     Alliance Imaging, Inc. 10.375%, due
       04/15/11(b)..........................     2,000,000       2,130,000
     Fresenius Med Cap Trust II 7.875%, due
       02/01/08.............................     1,050,000       1,126,125
     Hanger Orthopedic Group, Inc.
       10.375%, due 02/15/09................     1,000,000       1,140,000
     Medex, Inc. 8.875%, due 05/15/13
       (144A)(a)............................     5,500,000       5,940,000
                                                           ---------------
                                                                11,479,969
                                                           ---------------
     Health Care Providers & Services - 4.0%
     Ameripath, Inc. 10.500%, due
       04/01/13.............................     4,000,000       4,280,000
     Ardent Health Services, Inc. 10.000%,
       due 08/15/13 (144A)(a)...............     2,000,000       2,190,000
     Cole National Group, Inc. 8.875%, due
       05/15/12.............................     1,500,000       1,612,500
     Coventry Health Care, Inc. 8.125%, due
       02/15/12.............................     1,500,000       1,672,500
     Extendicare Health Services,
       Inc. 9.500%, due 07/01/10(b).........     2,000,000       2,230,000
     HCA, Inc. 7.690%, due 06/15/25.........     1,500,000       1,587,213
     HealthSouth Corp.
      10.750%, due 10/01/08(b)(c)...........       500,000         475,000
      8.375%, due 10/01/11(c)...............     1,500,000       1,425,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Health Care Providers & Services - continued
     Iasis Healthcare Corp. 8.500%, due
       10/15/09............................. $   4,000,000 $     4,190,000
     Mariner Health Care, Inc. 8.250%, due
       12/15/13 (144A)(a)...................     1,575,000       1,598,625
     National Nephrology Associations, Inc.
       9.000%, due 11/01/11 (144A)(a).......     1,500,000       1,578,750
     PacifiCare Health Systems, Inc.
       10.750%, due 06/01/09................     1,950,000       2,310,750
     Prime Medical Services, Inc.
       8.750%, due 04/01/08.................     1,500,000       1,455,000
     Rotech Healthcare, Inc. 9.500%, due
       04/01/12.............................     3,000,000       3,150,000
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b)..........................     5,000,000       5,050,000
     Triad Hospitals, Inc. 7.000%, due
       11/15/13 (144A)(a)...................     2,500,000       2,531,250
     Triad Hospitals, Inc., - Series B
       8.750%, due 05/01/09.................     1,500,000       1,633,125
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13.............................     1,500,000       1,513,222
                                                           ---------------
                                                                40,482,935
                                                           ---------------
     Hotels, Restaurants & Leisure - 5.7%
     AMC Entertainment, Inc. 9.500%, due
       03/15/09.............................     1,550,000       1,604,250
     Aztar Corp.
      8.875%, due 05/15/07..................     3,000,000       3,146,250
      9.000%, due 08/15/11..................     2,000,000       2,205,000
     Boyd Gaming Corp. 8.750%, due
       04/15/12.............................     3,500,000       3,858,750
     Gaylord Entertainment Co. 8.000%, due
       11/15/13 (144A)(a)...................     7,000,000       7,420,000
     Hard Rock Hotel, Inc. 8.875%, due
       06/01/13 (144A)(a)...................     5,000,000       5,350,000
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09.........................     1,700,000       1,938,342
     Hilton Hotels Corp. 8.250%, due
       02/15/11(b)..........................     1,500,000       1,736,250
     Isle of Capri Casinos, Inc. 9.000%, due
       03/15/12.............................     3,000,000       3,352,500
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12(b)..............     1,500,000       1,661,250
     Mandalay Resort Group 9.375%, due
       02/15/10(b)..........................     2,000,000       2,340,000
     Mohegan Tribal Gaming Authority
       6.375%, due 07/15/09.................     3,000,000       3,112,500
     O'Charleys, Inc. 9.000%, due 11/01/13
       (144A)(a)............................     2,000,000       2,020,000

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Hotels, Restaurants & Leisure - continued
      Park Place Entertainment Corp.
       7.875%, due 12/15/05(b).............. $   3,250,000 $     3,489,687
       9.375%, due 02/15/07.................     1,750,000       1,986,250
      Penn National Gaming, Inc. 6.875%, due
        12/01/11 (144A)(a)..................     3,000,000       2,985,000
      River Rock Entertainment Authority
        9.750%, due 11/01/11 (144A)(a)......     3,000,000       3,240,000
      Six Flags, Inc. 9.500%, due
        02/01/09(b).........................     2,000,000       2,105,000
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a)......     1,500,000       1,638,750
      Venetian Casino Resort 11.000%, due
        06/15/10............................     2,000,000       2,330,000
                                                           ---------------
                                                                57,519,779
                                                           ---------------
      Household Durables - 1.2%
      Beazer Homes USA, Inc. 8.375%, due
        04/15/12............................     1,000,000       1,107,500
      D. R. Horton, Inc. 6.875%, due
        05/01/13............................     1,000,000       1,070,000
      Fedders North America, Inc. 9.375%,
        due 08/15/07........................     1,500,000       1,515,000
      Jacuzzi Brands, Inc. 9.625%, due
        07/01/10 (144A)(a)..................     2,500,000       2,762,500
      Lennar Corp. 7.625%, due 03/01/09.....     1,500,000       1,732,697
      Schuler Homes, Inc. 9.375%, due
        07/15/09............................     1,500,000       1,695,000
      Sealy Mattress Co.,-Series B 9.875%,
        due 12/15/07(b).....................     1,250,000       1,300,000
      William Lyon Homes, Inc. 10.750%, due
        04/01/13............................     1,150,000       1,313,875
                                                           ---------------
                                                                12,496,572
                                                           ---------------
      Industrials - 0.6%
      Couche Tard US 7.500%, due 12/15/13
        (144A)(a)...........................     1,000,000       1,052,500
      JLG Industries, Inc. 8.250%, due
        05/01/08(b).........................     2,150,000       2,346,188
      Kraton Polymers LLC 8.125%, due
        01/15/14 (144A)(a)..................       175,000         182,875
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13 (144A)(a)..............     2,000,000       2,062,500
                                                           ---------------
                                                                 5,644,063
                                                           ---------------
      Industrial-Diversified - 0.3%
      Eagle-Picher, Inc. 9.750%, due
        09/01/13 (144A)(a)..................     1,200,000       1,302,000
      Temple-Inland, Inc. 7.875%, due
        05/01/12............................     1,250,000       1,451,815
                                                           ---------------
                                                                 2,753,815
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Insurance - 0.3%
     Advance PCS 8.500%, due 04/01/08....... $   2,500,000 $     2,725,000
                                                           ---------------
     Machinery - 0.7%
     Case New Holland, Inc. 9.250%, due
       08/01/11 (144A)(a)...................     1,200,000       1,350,000
     Cummins, Inc. 9.500%, due 12/01/10
       (144A)(a)............................     2,500,000       2,887,500
     Manitowoc Co., Inc. 7.125%, due
       11/01/13.............................     2,500,000       2,596,875
                                                           ---------------
                                                                 6,834,375
                                                           ---------------
     Media - 8.8%
     Allbritton Communications Co. 7.750%,
       due 12/15/12.........................     7,500,000       7,818,750
     American Media Operations, Inc., -
       Series B 10.250%, due 05/01/09.......     1,000,000       1,071,250
     AMFM, Inc. 8.000%, due 11/01/08........       450,000         523,125
     AOL Time Warner, Inc. 6.125%, due
       04/15/06.............................     2,000,000       2,154,434
     Century Communications Corp. 8.375%,
       due 11/15/17(c)......................       700,000         686,000
     Century Communications Corp., -
       Class A 9.500%, due 03/01/05(c)......     1,850,000       1,794,500
     Charter Communications Holdings
      10.000%, due 04/01/09.................     6,750,000       6,041,250
      10.250%, due 09/15/10 (144A)(a).......     3,500,000       3,692,500
     Cinemark USA, Inc. 9.000%, due
       02/01/13.............................     1,750,000       1,977,500
     Clear Channel Communications, Inc.
       4.625%, due 01/15/08(b)..............     2,500,000       2,581,470
     Comcast Corp. 5.850%, due
       01/15/10.............................     1,500,000       1,604,014
     CSC Holdings, Inc. 7.625%, due
       07/15/18.............................       900,000         949,500
     CSC Holdings, Inc., - Series B 8.125%,
       due 08/15/09.........................     4,000,000       4,320,000
     Dex Media West LLC 9.875%, due
       08/15/13 (144A)(a)...................     2,000,000       2,335,000
     Dex Media, Inc. 8.000%, due 11/15/13
       (144A)(a)............................     3,500,000       3,692,500
     DirecTV Holdings LLC 8.375%, due
       03/15/13.............................     2,500,000       2,912,500
     EchoStar DBS Corp.
      10.375%, due 10/01/07.................       600,000         660,750
      9.125%, due 01/15/09..................     1,625,000       1,826,094
      6.375%, due 10/01/11 (144A)(a)........     3,000,000       3,090,000
     Entercom Radio LLC/Entercom Capital
       7.625%, due 03/01/14.................       750,000         809,062
     FrontierVision Operating Partners LP, -
       Series B 1.000%, due 09/15/07(c).....     1,000,000       1,065,000

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Media - continued
      Houghton Mifflin Co. 8.250%, due
        02/01/11............................ $   6,000,000 $     6,450,000
      Insight Communications Co., Inc.
        0.000% / 12.250%, due 02/15/11
        1.000%, due 02/15/11++..............     7,500,000       6,450,000
      LIN Television Corp. 6.500%, due
        05/15/13 (144A)(a)(b)...............     2,000,000       2,012,500
      Mediacom LLC 8.500%, due
        04/15/08(b).........................     6,000,000       6,150,000
      Paxson Communications Corp.
        10.750%, due 07/15/08(b)............     7,000,000       7,673,750
      PRIMEDIA, Inc. 8.875%, due
        05/15/11(b).........................     5,500,000       5,830,000
      Renaissance Media Group LLC 10.000%,
        due 04/15/08++......................       750,000         779,063
      Sinclair Broadcast Group, Inc. 8.750%,
        due 12/15/11........................     2,000,000       2,230,000
                                                           ---------------
                                                                89,180,512
                                                           ---------------
      Metals & Mining - 0.4%
      Armco, Inc. 9.000%, due 09/15/07......     1,500,000       1,338,750
      Century Aluminum Co. 11.750%, due
        04/15/08............................     1,500,000       1,680,000
      Timken Co. 5.750%, due 02/15/10.......     1,500,000       1,484,666
                                                           ---------------
                                                                 4,503,416
                                                           ---------------
      Oil & Gas - 6.0%
      Chesapeake Energy Corp. 8.375%, due
        11/01/08............................     1,000,000       1,105,000
      Dynegy Holdings, Inc. 9.875%, due
        07/15/10 (144A)(a)..................     4,000,000       4,520,000
      El Paso Production Holding Co. 7.750%,
        due 06/01/13 (144A)(a)..............     7,000,000       6,930,000
      Forest Oil Corp. 8.000%, due
        06/15/08............................     1,500,000       1,642,500
      Hanover Compressor Co. 8.625%, due
        12/15/10............................     1,675,000       1,750,375
      Houston Exploration Co. 7.000%, due
        06/15/13 (144A)(a)..................     3,000,000       3,112,500
      Key Energy Services, Inc.
       8.375%, due 03/01/08.................     1,000,000       1,075,000
       6.375%, due 05/01/13(b)..............     1,250,000       1,275,000
      Magnum Hunter Resources, Inc.
        9.600%, due 03/15/12................     2,000,000       2,280,000
      Northwest Pipeline Corp. 8.125%, due
        03/01/10............................     1,500,000       1,672,500
      Nuevo Energy Co., - Series B 9.375%,
        due 10/01/10(b).....................       600,000         661,500
      Seagull Energy 7.500%, due
        09/15/27............................       250,000         281,124

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Parker Drilling Co. 9.625%, due
        10/01/13 (144A)(a).................. $     675,000 $       705,375
      Pennzoil-Quaker State Co. 10.000%,
        due 11/01/08........................       488,000         577,592
      Pioneer Natural Resources Co., -
        Series A 7.200%, due 01/15/28.......     1,510,000       1,621,246
      Pogo Producing Co. - Series B 10.375%,
        due 02/15/09........................     1,500,000       1,597,500
      Range Resources Corp. 7.375%, due
        07/15/13............................     2,000,000       2,010,000
      Reliant Resources, Inc. 9.500%, due
        07/15/13 (144A)(a)..................     4,500,000       4,837,500
      Semco Energy, Inc. 7.125%, due
        05/15/08............................     5,000,000       5,231,250
      Sonat, Inc.
       6.875%, due 06/01/05.................     2,000,000       1,980,000
       7.625%, due 07/15/11.................     1,500,000       1,396,875
      Stone Energy Corp. 8.250%, due
        12/15/11............................       750,000         821,250
      Suburban Propane Partners LP 6.875%,
        due 12/15/13 (144A)(a)..............     1,600,000       1,624,000
      Swift Energy Co. 9.375%, due
        05/01/12............................     1,250,000       1,381,250
      Teco Energy, Inc. 7.500%, due
        06/15/10............................     6,000,000       6,450,000
      Williams Cos, Inc.
       8.625%, due 06/01/10.................     1,250,000       1,409,375
       7.875%, due 09/01/21.................     3,000,000       3,180,000
                                                           ---------------
                                                                61,128,712
                                                           ---------------
      Paper & Forest Products - 2.5%
      Boise Cascade Corp. 6.500%, due
        11/01/10(b).........................     4,000,000       4,178,372
      Bowater, Inc. 6.500%, due
        06/15/13(b).........................     3,500,000       3,402,658
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     4,000,000       3,940,000
      Georgia-Pacific Corp.
       8.250%, due 03/01/23(b)..............     4,000,000       4,080,000
       8.125%, due 06/15/23.................     1,950,000       1,979,250
      International Paper Co. 8.125%, due
        07/08/05............................     1,000,000       1,089,740
      Longview Fibre Co. 10.000%, due
        01/15/09............................     1,500,000       1,653,750
      Smurfit-Stone Container Corp. 8.250%,
        due 10/01/12........................     1,750,000       1,907,500
      Weyerhaeuser Co. 6.125%, due
        03/15/07............................     2,500,000       2,711,532
                                                           ---------------
                                                                24,942,802
                                                           ---------------

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Personal Products - 0.2%
      JohnsonDiversey Holdings, Inc., -
        Series B 9.625%, due 05/15/12....... $   2,000,000 $     2,240,000
                                                           ---------------
      Pharmaceuticals - 1.1%
      Alpharma, Inc. 8.625%, due 05/01/11
        (144A)(a)...........................     7,000,000       7,122,500
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       4,025,000
                                                           ---------------
                                                                11,147,500
                                                           ---------------
      Real Estate - 1.1%
      Felcor Lodging LP (REIT) 8.500%, due
        06/01/11(b).........................     2,260,000       2,463,400
      Host Marriott Corp. (REIT), - Series B
        7.875%, due 08/01/08................     3,500,000       3,657,500
      Host Marriott LP (REIT), - Series G
        9.250%, due 10/01/07(b).............     2,250,000       2,525,625
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,055,000
      Ventas Realty LP (REIT) 8.750%, due
        05/01/09............................     1,000,000       1,102,500
                                                           ---------------
                                                                10,804,025
                                                           ---------------
      Retail - Multiline - 1.6%
      Dillard's, Inc. 6.300%, due
        02/15/08(b).........................     2,500,000       2,537,500
      JC Penney, Inc.
       8.000%, due 03/01/10.................     2,000,000       2,302,500
       6.875%, due 10/15/15.................     1,750,000       1,848,437
       7.950%, due 04/01/17(b)..............     1,500,000       1,711,875
      Remington Arms Co. 10.500%, due
        02/01/11............................     1,000,000       1,070,000
      Rite Aid Corp. 8.125%, due 05/01/10...     6,000,000       6,480,000
                                                           ---------------
                                                                15,950,312
                                                           ---------------
      Retail - Specialty - 0.6%
      American Greetings Corp. 11.750%, due
        07/15/08(b).........................       750,000         870,000
      Woolworth Corp. 8.500%, due
        01/15/22............................     1,110,000       1,237,650
      Saks, Inc. 9.875%, due 10/01/11.......     3,500,000       4,182,500
                                                           ---------------
                                                                 6,290,150
                                                           ---------------
      Telecommunication Services - Wireless - 2.8%
      ACC Escrow Corp. 10.000%, due
        08/01/11 (144A)(a)..................       750,000         840,000
      Centennial Communications Corp
        10.125%, due 06/15/13...............     6,500,000       7,166,250
      Dobson Communications Corp. 8.875%,
        due 10/01/13 (144A)(a)..............     5,000,000       5,087,500
      Nextel Communications, Inc.
       9.500%, due 02/01/11.................     3,000,000       3,405,000
       7.375%, due 08/01/15.................     1,500,000       1,620,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Telecommunication Services - Wireless - continued
     Nextel Partners, Inc. 8.125%, due
       07/01/11(b).......................... $   4,000,000 $     4,280,000
     Rural Cellular Corp. 9.750%, due
       01/15/10.............................     3,500,000       3,438,750
     VoiceStream Wireless Corp. 10.375%,
       due 11/15/09.........................       325,000         363,594
     Western Wireless Corp. 9.250%, due
       07/15/13.............................     2,000,000       2,120,000
                                                           ---------------
                                                                28,321,094
                                                           ---------------
     Textiles, Apparel & Luxury Goods - 0.3%
     Interface, Inc., - Series B 9.500%, due
       11/15/05(b)..........................     1,000,000         975,000
     Oxford Industries, Inc. 8.875%, due
       06/01/11 (144A)(a)...................     1,000,000       1,098,750
     Tommy Hilfiger USA, Inc. 6.850%, due
       06/01/08.............................     1,500,000       1,511,250
                                                           ---------------
                                                                 3,585,000
                                                           ---------------
     Transportation - 0.4%
     Offshore Logistics, Inc. 6.125%, due
       06/15/13.............................     4,000,000       3,940,000
                                                           ---------------
     U.S. Government Agency Mortgage Backed Securities - 2.1%
     Federal Home Loan Mortgage Corp.
       5.500%, due 07/15/06(b)..............    10,000,000      10,780,890
     Federal National Mortgage Assoc.
       5.500%, due 10/01/33.................     4,942,686       5,011,103
     Federal National Mortgage Assoc.
      7.000%, due 09/01/29..................       322,304         341,636
      7.000%, due 03/01/32..................       607,876         643,872
      7.000%, due 05/01/32..................     2,478,217       2,624,968
      6.000%, due 12/01/32..................     2,047,372       2,117,851
                                                           ---------------
                                                                21,520,320
                                                           ---------------
     Total Domestic Bonds & Debt Securities
     (Cost $660,352,824)                                       705,164,303
                                                           ---------------

     Foreign Bonds & Debt Securities - 4.7%
     Australia - 0.1%
     Aristocrat Leisure, Ltd., Convertible
       5.000%, due 05/31/06.................     1,000,000         955,000
                                                           ---------------
     Bermuda - 0.2%
     Comcast UK Cable Partners, Ltd.
       11.20%, due 11/15/07.................     2,500,000       2,537,500
                                                           ---------------
     Brazil - 0.0%
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         337,500
                                                           ---------------

   --------------------------------------------------------------------------
   Security                                         Par           Value
   Description                                     Amount        (Note 2)
   --------------------------------------------------------------------------

   Canada - 2.3%
   Abitibi-Consolidated, Inc. (Yankee)
     8.550%, due 08/01/10...................... $   3,000,000 $     3,345,900
   Biovail Corp., (Yankee) 7.875%, due
     04/01/10..................................     4,500,000       4,612,500
   Bombardier Recreational Products
     8.375%, due 12/15/13 (144A)(a)............     1,000,000       1,050,000
   Millar Western Forest Products, Ltd.
     7.750%, due 11/15/13 (144A)(a)............     1,625,000       1,694,062
   Placer Dome, Inc., Convertible 2.750%,
     due 10/15/23 (144A)(a)....................     5,000,000       6,006,250
   Rogers Cantel, Inc., (Yankee) 8.300%,
     due 10/01/07..............................     1,500,000       1,552,500
   Rogers Wireless Communications, Inc.
     9.625%, due 05/01/11......................     1,000,000       1,200,000
   Tembec Industries, Inc. 7.750%, due
     03/15/12..................................     2,000,000       2,000,000
   Tembec Industries, Inc., (Yankee)
     8.625%, due 06/30/09(b)...................     1,500,000       1,552,500
                                                              ---------------
                                                                   23,013,712
                                                              ---------------
   France - 0.2%
   Vivendi Universal S.A., - Series B 9.250%,
     due 04/15/10 (144A)(a)....................     1,750,000       2,082,500
                                                              ---------------
   Ireland - 0.3%
   Eircom Funding 8.250%, due
     08/15/13(b)...............................       750,000         834,375
   MDP Acquisitions Plc 9.625%, due
     10/01/12..................................     1,850,000       2,081,250
                                                              ---------------
                                                                    2,915,625
                                                              ---------------
   Luxembourg - 0.8%
   Tyco International Group S. A., 6.000%,
     due 11/15/13 (144A)(a)....................     2,700,000       2,794,500
   Tyco International Group S. A., -
     Series A, Convertible 2.750%, due
     01/15/18..................................     4,000,000       5,125,000
                                                              ---------------
                                                                    7,919,500
                                                              ---------------
   Mexico - 0.2%
   Petroleos Mexicanos 8.625%, due
     12/01/23 (144A)(a)........................       700,000         771,750
   TV Azteca S.A. de C.V., - Series B, (Yankee)
     10.500%, due 02/15/07(b)..................     1,500,000       1,541,250
                                                              ---------------
                                                                    2,313,000
                                                              ---------------
   Netherlands - 0.5%
   ASML Holding N.V., Convertible 5.750%,
     due 10/15/06..............................     2,000,000       2,630,000
   Stmicroelectronics N.V., Convertible
     3.688%, due 07/05/13
     (144A)(a)+................................     2,000,000       2,152,500
                                                              ---------------
                                                                    4,782,500
                                                              ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     United Kingdom - 0.1%
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05................. $   1,225,000 $     1,365,875
                                                           ---------------
     Total Foreign Bonds & Debt Securities
     (Cost $44,832,496)                                         48,222,712
                                                           ---------------

     Convertible Bonds - 14.4%
     Advertising - 0.7%
     Lamar Advertising Co. 2.875%, due
       12/31/10.............................     7,000,000       7,210,000
                                                           ---------------
     Agricultural - 0.3%
     Bunge, Ltd. 3.750%, due
       11/15/22(b)..........................     3,000,000       3,513,750
                                                           ---------------
     Biotechnology - 0.7%
     Amgen, Inc. 1.005%, due 03/01/32+......     2,000,000       1,517,500
     Fisher Scientific International, Inc.
       2.500%, due 10/01/23 (144A)(a).......     5,000,000       5,693,750
                                                           ---------------
                                                                 7,211,250
                                                           ---------------
     Commercial Services & Supplies - 0.5%
     First Data Corp. 2.000%, due
       03/01/08(b)..........................     4,500,000       4,893,750
                                                           ---------------
     Communications Equipment - 1.0%
     Corning, Inc.
      7.000%, due 03/15/07..................     1,000,000       1,005,000
      3.500%, due 11/01/08..................     4,000,000       4,975,000
     L-3 Communications Holdings, Inc.
       4.000%, due 09/15/11.................     3,500,000       3,845,625
                                                           ---------------
                                                                 9,825,625
                                                           ---------------
     Computer Software & Processing - 1.3%
     Affiliated Computer Services, Inc.
       3.500%, due 02/15/06.................       750,000         952,500
     BEA Systems, Inc. 4.000%, due
       12/15/06.............................     2,500,000       2,521,875
     Mentor Graphics Corp. 6.875%, due
       06/15/07.............................     5,000,000       5,343,750
     Mercury Interactive Corp. 4.750%, due
       07/01/07.............................     2,000,000       1,992,500
     Wind River Systems, Inc. 3.750%, due
       12/15/06.............................     2,950,000       2,765,625
                                                           ---------------
                                                                13,576,250
                                                           ---------------
     Computers & Peripherals - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10......       730,000       1,046,637
                                                           ---------------
     Electrical Equipment - 0.9%
     Artesyn Technologies, Inc. 5.500%, due
       08/15/10.............................     1,900,000       2,588,750
     LSI Logic Corp. 4.000%, due
       05/15/10.............................     6,000,000       6,697,500
                                                           ---------------
                                                                 9,286,250
                                                           ---------------

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Electronics - 0.4%
     Agilent Technologies, Inc. 3.000%, due
       12/01/21//\/......................... $   1,000,000 $     1,097,500
     EDO Corp. 5.250%, due 04/15/07.........     2,500,000       2,803,125
                                                           ---------------
                                                                 3,900,625
                                                           ---------------
     Food Products - 0.4%
     General Mills, Inc. 1.901%, due
       10/28/22+............................     5,000,000       3,525,000
                                                           ---------------
     Health Care Equipment & Supplies - 0.4%
     Medtronic, Inc. 1.250%, due
       09/15/21.............................     3,500,000       3,600,625
                                                           ---------------
     Health Care Providers & Services - 1.5%
     Allergan, Inc. 0.253%, due
       11/06/22+............................     2,000,000       1,915,000
     Beverly Enterprises, Inc. 2.750%, due
       11/01/33.............................     3,000,000       4,245,000
     Lifepoint Hospitals, Inc. 4.500%, due
       06/01/09.............................     4,000,000       4,035,000
     Universal Health Services, Inc. 0.426%,
       due 06/23/20.........................     7,500,000       4,978,125
                                                           ---------------
                                                                15,173,125
                                                           ---------------
     Hotels, Restaurants & Leisure - 0.2%
     Fairmont Hotels & Resorts, Inc. 3.750%,
       due 12/01/23 (144A)(a)...............     2,000,000       2,107,500
                                                           ---------------
     Internet Software & Services - 0.2%
     Alloy, Inc. 5.375%, due 08/01/23
       (144A)(a)............................     1,750,000       1,715,000
                                                           ---------------
     Leisure Equipment & Products - 0.1%
     Eastman Kodak Co. 3.375%, due
       10/15/33 (144A)(a)...................       800,000         892,000
                                                           ---------------
     Media - 1.7%
     Disney Walt Co. 2.125%, due
       04/15/23.............................     5,000,000       5,318,750
     Flir Systems, Inc. 3.000%, due 06/01/23
       (144A)(a)............................     4,000,000       4,420,000
     Liberty Media Corp. 3.250%, due
       03/15/31.............................     5,000,000       5,225,000
     Sinclair Broadcast Group, Inc. 4.875%,
       due 07/15/18++.......................     2,500,000       2,759,375
                                                           ---------------
                                                                17,723,125
                                                           ---------------

     Oil & Gas - 0.4%
     Kerr-McGee Corp. 5.250%, due
       02/15/10.............................     3,000,000       3,176,250
     Parker Drilling Co. 5.500%,
       due 08/01/04(b)......................     1,000,000       1,003,750
                                                           ---------------
                                                                 4,180,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                               Shares/Par       Value
      Description                              Amount        (Note 2)
      -------------------------------------------------------------------

      Pharmaceuticals - 0.7%
      Cell Therapeutics, Inc. 5.750%,
        due 06/15/08....................... $     441,000 $       455,333
      Cephalon, Inc. 2.500%, due
        12/15/06...........................     1,725,000       1,653,844
      Human Genome Sciences, Inc. 3.750%,
        due 03/15/07.......................       970,000         896,037
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22...............     3,240,000       4,511,700
                                                          ---------------
                                                                7,516,914
                                                          ---------------
      Retail - Multiline - 0.4%
      Costco Wholesale Corp. 1.237%,
        due 08/19/17+......................     5,000,000       4,256,250
                                                          ---------------
      Semiconductor Equipment & Products - 1.1%
      Lam Research Corp. 4.000%,
        due 06/01/06.......................     1,500,000       1,545,000
      Micron Technology, Inc. 2.500%,
        due 02/01/10.......................     3,500,000       4,646,250
      Teradyne, Inc. 3.750%, due
        10/15/06...........................     4,000,000       4,620,000
                                                          ---------------
                                                               10,811,250
                                                          ---------------
      Software - 0.7%
      Documentum, Inc. 4.500%, due
        04/01/07...........................     6,000,000       7,177,500
                                                          ---------------
      Telecommunication Services - Wireless - 0.7%
      Nextel Communications, Inc. 5.250%,
        due 01/15/10.......................     2,500,000       2,550,000
      RF Micro Devices, Inc. 1.500%,
        due 07/01/10.......................     3,000,000       4,552,500
                                                          ---------------
                                                                7,102,500
                                                          ---------------
      Total Convertible Bonds
      (Cost $135,915,242)                                     146,244,926
                                                          ---------------

      Common Stocks - 0.5%
      Coal - 0.0%
      Horizon Natural Resources Co.*.......        48,436             485
                                                          ---------------
      Communications Equipment - 0.0%
      Call-Net Enterprises, Inc. - Class B*        16,571          66,284
      McDATA Corp. - Class A*(b)...........           440           4,193
                                                          ---------------
                                                                   70,477
                                                          ---------------
      Diversified Telecommunication Services - 0.1%
      Sprint Corp. (FON Group).............        72,500         514,750
                                                          ---------------
      Energy Equipment & Services - 0.0%
      Trico Marine Services, Inc.*.........        47,412          84,868
                                                          ---------------
      Health Care Providers & Services - 0.4%
      Anthem, Inc. Convertible.............        20,000       1,764,600
      Baxter International, Inc.(b)........        45,000       2,486,250
                                                          ---------------
                                                                4,250,850
                                                          ---------------

    -----------------------------------------------------------------------
    Security                                                    Value
    Description                                   Shares       (Note 2)
    -----------------------------------------------------------------------

    Household Products - 0.0%
    Leiner Health Products Group, Inc.
      Series C*(d)............................           82 $            82
                                                            ---------------
    IT Consulting & Services - 0.0%
    EMC Corp.*................................       12,000         155,040
                                                            ---------------
    Paper & Forest Products - 0.0%
    PT Indah Kiat Pulp & Paper Corp.*.........    1,867,500         127,493
                                                            ---------------
    Total Common Stocks (Cost $7,724,724)                         5,204,045
                                                            ---------------

    Preferred Stock - 3.7%
    Aerospace & Defense - 0.1%
    Raytheon Co. 8.25%........................       25,000       1,357,000
                                                            ---------------
    Automobiles - 0.1%
    Ford Motor Co. 6.50%......................       15,000         837,750
                                                            ---------------
    Communications Equipment - 0.0%
    Microcell Telecommunications - Class A,
      9.00%*..................................        4,879          61,915
                                                            ---------------
    Electric Utilities - 0.5%
    Dominion Resources, Inc. 9.50%(b).........       85,000       4,866,250
    Toledo Edison Co. 4.25%...................          300          21,750
                                                            ---------------
                                                                  4,888,000
                                                            ---------------
    Electrical Equipment - 0.6%
    FPL Group, Inc. 8.00%(b)..................      100,000       5,649,000
                                                            ---------------
    Financial Services - 0.3%
    Doral Financial Corp. 4.75%*..............        4,800       1,243,500
    Prudential Financial, Inc. 6.75%..........       30,000       1,953,000
                                                            ---------------
                                                                  3,196,500
                                                            ---------------
    Hotels, Restaurants & Leisure - 0.1%
    Six Flags, Inc. 7.25%.....................       30,000         687,000
                                                            ---------------
    Industrial - Diversified - 0.3%
    Temple-Inland, Inc. 7.50% (b).............       50,000       2,906,000
                                                            ---------------
    IT Consulting & Services - 0.0%
    Electronic Data Systems Corp. 7.625%......       15,000         343,950
                                                            ---------------
    Media - 0.4%
    Interpublic Group of Companies, Inc. -
       Series A 5.375%*.......................       23,000       1,319,050
    Sinclair Broadcast Group, Inc. - Series D,
      6.00%...................................       55,700       2,748,795
                                                            ---------------
                                                                  4,067,845
                                                            ---------------
    Metals & Mining - 0.3%
    Phelps Dodge Corp. 6.75%(b)...............       20,500       3,468,600
                                                            ---------------
    Oil & Gas - 0.5%
    Chesapeake Energy Corp. 6.00%(b)..........       50,000       3,775,000
    Kerr Mcgee Corp. 5.500%...................       20,000         998,000
                                                            ---------------
                                                                  4,773,000
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


  ------------------------------------------------------------------------------
  Security                                      Shares/Par           Value
  Description                                     Amount            (Note 2)
  ------------------------------------------------------------------------------

  Pharmaceuticals - 0.4%
  Omnicare, Inc. 4.00%........................        62,000    $     3,952,500
                                                                ---------------
  Telecommunication Services - Wireless - 0.1%
  Alamosa Holdings, Inc. - Series B
    7.500%*...................................         1,000            346,250
  Motorola, Inc. 7.000%(b)....................        25,000          1,085,750
                                                                ---------------
                                                                      1,432,000
                                                                ---------------
  Total Preferred Stock (Cost $34,354,823)                           37,621,060
                                                                ---------------

  Warrants - 0.0%
  Energy Equipment & Services - 0.0%
  Seabulk International, Inc. (expiring
    06/30/07)* (144A)(a)......................         1,423              4,269
                                                                ---------------
  Paper & Forest Products - 0.0%
  Asia Pulp & Paper, Ltd. (expiring
    03/15/05) * (144A)(a)(d)..................           250                  0
                                                                ---------------
  Total Warrants (Cost $0)                                                4,269
                                                                ---------------

  Short-Term Investments - 17.5%
  State Street Bank and Trust Co.,
    Repurchase Agreement, dated
    12/31/03 at 0.15% to be repurchased
    at $48,000,400 on 01/02/04
    collateralized by $48,700,000 FHLMC
    1.200% due 08/06/04 with a value of
    $48,960,789............................... $  48,000,000         48,000,000
  State Street Bank and Trust Co.,
    Repurchase Agreement, dated
    12/31/03 at 0.15% to be repurchased
    at $14,505,121 on 01/02/04
    collateralized by $14,255,000 FNMA
    4.625% due 08/13/04 with a value of
    $14,795,835...............................    14,505,000         14,505,000
                                                                ---------------
                                                                     62,505,000
                                                                ---------------
  State Street Navigator Securities Lending
    Prime Portfolio(e)........................   114,790,967        114,790,967
                                                                ---------------
  Total Short-Term Investments
  (Cost $177,295,967)                                               177,295,967
                                                                ---------------

  TOTAL INVESTMENTS - 110.2%
  (Cost $1,060,476,076)                                           1,119,757,282

  Other Assets and Liabilities (net) - (10.2%)                     (104,096,412)
                                                                ---------------

  TOTAL NET ASSETS - 100.0%                                     $ 1,015,660,870
                                                                ===============

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

//\ /Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        18.27%
                 AA                                        .32%
                 A                                        2.41%
                 BBB                                      9.28%
                 BB                                      19.56%
                 B                                       37.83%
                 Below B                                  8.51%
                 Equities/Other                           3.82%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)



        ----------------------------------------------------------------
        Security                                              Value
        Description                             Shares       (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 94.8%
        Air Freight & Logistics - 0.2%
        United Parcel Service, Inc. - Class B      57,900 $    4,316,445
                                                          --------------
        Airlines - 0.9%
        AMR Corp.*(a)........................     604,010      7,821,929
        Delta Air Lines, Inc.(a).............     983,470     11,614,781
                                                          --------------
                                                              19,436,710
                                                          --------------
        Banks - 7.8%
        Bank of New York Co., Inc............     574,350     19,022,472
        Bank One Corp........................   1,062,600     48,443,934
        FleetBoston Financial Corp...........     564,925     24,658,976
        U.S. Bancorp.........................     737,900     21,974,662
        Wachovia Corp........................     735,300     34,257,627
        Wells Fargo Co.......................     476,110     28,038,118
                                                          --------------
                                                             176,395,789
                                                          --------------
        Beverages - 1.7%
        PepsiCo, Inc.........................     821,705     38,307,887
                                                          --------------
        Chemicals - 3.7%
        E.I. du Pont de Nemours & Co.........     484,800     22,247,472
        Monsanto Co..........................     368,838     10,615,157
        Potash Corporation of Saskatchewan,
          Inc.(a)............................     128,325     11,097,546
        Praxair, Inc.........................     595,550     22,750,010
        Rohm & Haas Co.......................     407,115     17,387,882
                                                          --------------
                                                              84,098,067
                                                          --------------
        Commercial Services & Supplies - 2.6%
        Waste Management, Inc................     684,460     20,260,016
        Xerox Corp.*(a)......................   2,822,240     38,946,912
                                                          --------------
                                                              59,206,928
                                                          --------------
        Communications Equipment - 2.3%
        BellSouth Corp.......................     305,000      8,631,500
        Corning, Inc.*(a)....................   1,033,800     10,782,534
        Qwest Communications Intl., Inc.*....   2,147,200      9,275,904
        SBC Communications, Inc..............     903,535     23,555,157
                                                          --------------
                                                              52,245,095
                                                          --------------
        Computers & Peripherals - 2.3%
        Apple Computer, Inc.*................   2,376,601     50,787,963
                                                          --------------
        Electric Utilities - 2.1%
        Constellation Energy Group, Inc......     101,580      3,977,873
        FPL Group, Inc.......................     178,270     11,662,423
        Progress Energy, Inc.(a).............     499,900     22,625,474
        Public Service Enterprise Group, Inc.     196,700      8,615,460
                                                          --------------
                                                              46,881,230
                                                          --------------
        Electrical Equipment - 0.5%
        Emerson Electric Co..................     190,500     12,334,875
                                                          --------------

       ------------------------------------------------------------------
       Security                                                Value
       Description                               Shares       (Note 2)
       ------------------------------------------------------------------

       Electronics - 3.3%
       Agilent Technologies, Inc.*............     463,895 $   13,564,290
       Motorola, Inc..........................   3,258,840     45,851,879
       Solectron Corp.*.......................   1,017,590      6,013,957
       Teradyne, Inc.*(a).....................     333,185      8,479,558
                                                           --------------
                                                               73,909,684
                                                           --------------
       Entertainment & Leisure - 2.1%
       Walt Disney Co.........................   1,977,530     46,135,775
                                                           --------------
       Financial Services - 6.1%
       Citigroup, Inc.........................   1,087,775     52,800,598
       Goldman Sachs Group, Inc...............      79,000      7,799,670
       J.P. Morgan Chase & Co.................     361,940     13,294,056
       Mellon Financial Corp..................   1,132,130     36,352,694
       Merrill Lynch & Co., Inc...............     434,010     25,454,687
       Morgan Stanley.........................      34,700      2,008,089
                                                           --------------
                                                              137,709,794
                                                           --------------
       Food Products - 4.3%
       Archer-Daniels-Midland Co..............     748,140     11,386,691
       Diageo Plc (ADR)(a)....................     173,000      9,144,780
       General Mills, Inc.....................     488,565     22,131,995
       H.J. Heinz Co..........................      60,645      2,209,297
       Kellogg Co.............................     472,585     17,996,037
       Kraft Foods, Inc. - Class A(a).........   1,079,501     34,781,522
                                                           --------------
                                                               97,650,322
                                                           --------------
       Health Care Providers & Services - 1.4%
       Baxter International, Inc..............     318,590      9,723,367
       Cardinal Health, Inc...................     320,680     19,612,789
       Tenet Healthcare Corp.*................     203,800      3,270,990
                                                           --------------
                                                               32,607,146
                                                           --------------
       Household Products - 0.5%
       Newell Rubbermaid, Inc.................     454,500     10,348,965
                                                           --------------
       Industrial Conglomerates - 2.8%
       Illinois Tool Works, Inc.(a)...........     322,800     27,086,148
       Tyco International, Ltd................   1,324,880     35,109,320
                                                           --------------
                                                               62,195,468
                                                           --------------
       Insurance - 3.4%
       Allstate Corp..........................     122,205      5,257,259
       American International Group, Inc......     729,900     48,377,772
       China Life Insurance Co., Ltd.
         (ADR)*(a)............................      22,900        755,013
       CIGNA Corp.............................     179,235     10,306,012
       Hartford Financial Services Group, Inc.     171,325     10,113,315
       Travelers Property Casualty Corp. -
         Class B..............................      80,975      1,374,146
                                                           --------------
                                                               76,183,517
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                            Value
         Description                           Shares       (Note 2)
         --------------------------------------------------------------

         Machinery - 5.0%
         Caterpillar, Inc...................     228,600 $   18,978,372
         Deere & Co.........................     901,015     58,611,026
         Eaton Corp.........................     282,165     30,468,177
         Parker-Hannifin Corp...............      75,725      4,505,637
                                                         --------------
                                                            112,563,212
                                                         --------------
         Media - 7.4%
         Clear Channel Communications, Inc..     568,900     26,641,587
         Comcast Corp. - Class A*...........   1,299,447     40,646,702
         Cox Communications, Inc. - Class A*     254,800      8,777,860
         Gannett Co., Inc...................      94,200      8,398,872
         Tribune Co.........................     745,775     38,481,990
         Viacom, Inc. - Class B.............     962,530     42,717,082
                                                         --------------
                                                            165,664,093
                                                         --------------
         Metals & Mining - 3.8%
         Alcoa, Inc.........................   1,164,525     44,251,950
         Barrick Gold Corp..................     367,495      8,345,811
         Newmont Mining Corp................     677,700     32,942,997
                                                         --------------
                                                             85,540,758
                                                         --------------
         Oil & Gas - 9.6%
         Baker Hughes, Inc..................   1,167,970     37,561,915
         BP Plc (ADR).......................     374,900     18,501,315
         Exxon Mobil Corp...................   2,857,500    117,157,500
         GlobalSantaFe Corp.................     357,785      8,883,802
         Schlumberger, Ltd..................     621,540     34,010,669
                                                         --------------
                                                            216,115,201
                                                         --------------
         Paper & Forest Products - 2.5%
         International Paper Co.............   1,084,700     46,761,417
         Weyerhaeuser Co.(a)................     157,700     10,092,800
                                                         --------------
                                                             56,854,217
                                                         --------------
         Personal Products - 1.0%
         Gillette Co........................     451,760     16,593,145
         Kimberly-Clark Corp................     103,460      6,113,451
                                                         --------------
                                                             22,706,596
                                                         --------------
         Pharmaceuticals - 6.1%
         Abbott Laboratories................     263,700     12,288,420
         Amgen, Inc.*.......................      23,400      1,446,120
         Merck & Co., Inc...................     456,075     21,070,665
         Novartis AG (ADR)(a)...............     578,000     26,524,420
         Pfizer, Inc........................     103,980      3,673,613
         Schering-Plough Corp...............   1,711,150     29,756,899
         Wyeth..............................     984,710     41,800,939
                                                         --------------
                                                            136,561,076
                                                         --------------

       ------------------------------------------------------------------
       Security                                                Value
       Description                                Shares      (Note 2)
       ------------------------------------------------------------------

       Retail - Multiline - 1.8%
       Staples, Inc.*...........................   322,305 $    8,798,927
       Target Corp..............................   730,835     28,064,064
       Wal-Mart Stores, Inc.....................    53,200      2,822,260
                                                           --------------
                                                               39,685,251
                                                           --------------
       Retail - Specialty - 2.5%
       Gap, Inc.(a)............................. 1,600,070     37,137,625
       Limited, Inc............................. 1,097,770     19,792,793
                                                           --------------
                                                               56,930,418
                                                           --------------
       Road & Rail - 1.1%
       Canadian National Railway Co.............    96,670      6,117,278
       CSX Corp.(a).............................   399,135     14,344,912
       Union Pacific Corp.......................    71,715      4,982,758
                                                           --------------
                                                               25,444,948
                                                           --------------
       Semiconductor Equipment & Products - 0.5%
       Texas Instruments, Inc...................   345,400     10,147,852
                                                           --------------
       Software - 2.2%
       EMC Corp.*............................... 3,443,835     44,494,348
       Microsoft Corp...........................   180,300      4,965,462
                                                           --------------
                                                               49,459,810
                                                           --------------
       Telecommunication Services - Diversified - 2.1%
       Verizon Communications, Inc.............. 1,319,000     46,270,520
                                                           --------------
       Textiles, Apparel & Luxury Goods -  1.2%
       NIKE, Inc. - Class B.....................   401,575     27,491,825
                                                           --------------
       Total Common Stocks (Cost $1,815,420,235)            2,132,187,437
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                   Shares/Par      Value
     Description                                  Amount       (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 10.9%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/03 at 0.15% to be repurchased
       at $96,000,800 on 01/02/04
       collateralized by $97,400,000 FHLMC
       1.200% due 08/06/04 with a value of
       $97,921,577............................ $ 96,000,000 $   96,000,000
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/03 at 0.15% to be repurchased
       at $35,804,298 on 01/02/04
       collateralized by $36,120,000 FNMA
       1.875% due 02/15/05 with a value of
       $36,522,557............................   35,804,000     35,804,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  111,948,956    111,948,956
                                                            --------------
     Total Short-Term Investments
     (Cost $243,752,956)                                       243,752,956
                                                            --------------

     TOTAL INVESTMENTS - 105.7%
     (Cost $2,059,173,191)                                   2,375,940,393

     Other Assets and Liabilities (net) -  (5.7%)             (127,209,223)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $2,248,731,170
                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR -   American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Common Stocks - 99.0%
          Auto Components - 1.4%
          Advance Auto Parts, Inc.*................  9,800 $   797,720
                                                           -----------
          Automobiles - 1.3%
          PACCAR, Inc..............................  8,700     740,544
                                                           -----------
          Banks - 3.3%
          New York Community Bancorp, Inc.......... 32,599   1,240,392
          Southwest Bancorp. of Texas, Inc......... 10,900     423,465
          Texas Regional Bancshares, Inc. - Class A  3,850     142,450
                                                           -----------
                                                             1,806,307
                                                           -----------
          Biotechnology - 0.8%
          Biogen Idec, Inc.*....................... 12,000     441,360
                                                           -----------
          Building Products - 2.7%
          Danaher Corp.(a).........................  7,600     697,300
          MSC Industrial Direct Co., Inc. - Class A 28,400     781,000
                                                           -----------
                                                             1,478,300
                                                           -----------
          Commercial Services & Supplies - 9.0%
          Advisory Board Co.*......................  3,200     111,712
          Cerner Corp.*(a)......................... 20,700     783,495
          CNF, Inc................................. 20,800     705,120
          Exult, Inc.*(a)..........................  9,500      67,640
          G & K Services, Inc. - Class A...........  4,500     165,375
          InterActiveCorp*......................... 27,503     933,177
          Iron Mountain, Inc.*..................... 21,650     856,041
          Kroll, Inc.*............................. 25,500     663,000
          Pegasus Solutions, Inc.*(a)..............  9,150      95,800
          Robert Half International, Inc.*......... 21,000     490,140
          Steiner Leisure, Ltd.*...................  8,800     125,840
                                                           -----------
                                                             4,997,340
                                                           -----------
          Communications Equipment - 1.6%
          Avaya, Inc.*............................. 68,300     883,802
                                                           -----------
          Communications Services - 2.9%
          Alliance Data Systems Corp.*............. 21,100     584,048
          EchoStar Communications Corp. - Class A*. 29,100     989,400
                                                           -----------
                                                             1,573,448
                                                           -----------
          Computer Software & Processing - 5.0%
          Fiserv, Inc.*............................ 21,000     829,710
          Intuit, Inc.*............................ 13,800     730,158
          Macromedia, Inc.*........................  8,000     142,720
          Manhattan Associates, Inc.*(a)...........  3,800     105,032
          ManTech International Corp. - Class A*...  7,900     197,105
          Quest Software, Inc.*....................  5,300      75,260
          SeeBeyond Technology Corp.*.............. 28,600     122,694
          TIBCO Software, Inc.*.................... 17,800     120,506
          Verint Systems, Inc.*....................  4,100      92,496
          Verity, Inc.*............................  6,500     108,485
          WatchGuard Technologies, Inc.*(a)........ 11,100      64,602
          WebEx Communications, Inc.*(a)...........  8,800     176,880
                                                           -----------
                                                             2,765,648
                                                           -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Construction & Engineering - 2.8%
           Jacobs Engineering Group, Inc.*........ 14,600 $   700,946
           Rowan Companies, Inc.*................. 37,600     871,192
                                                          -----------
                                                            1,572,138
                                                          -----------
           Containers & Packaging - 1.5%
           Pactiv Corp.*.......................... 35,700     853,230
                                                          -----------
           Electrical Equipment - 3.0%
           FLIR Systems, Inc.*....................  4,600     167,900
           Graftech International Ltd.*........... 26,800     361,800
           Molex, Inc............................. 19,600     683,844
           Synopsys, Inc.*........................ 13,000     438,880
                                                          -----------
                                                            1,652,424
                                                          -----------
           Electronics - 4.1%
           Cree, Inc.*(a).........................  4,600      81,374
           Dionex Corp.*..........................  1,700      78,234
           Drexler Technology Corp.*(a)...........  4,600      62,882
           Integrated Circuit Systems, Inc.*...... 17,800     507,122
           Jabil Circuit, Inc.*................... 26,900     761,270
           Marvell Technology Group, Ltd.*........  8,300     314,819
           Planar Systems, Inc.*..................  6,500     158,080
           Symbol Technologies, Inc...............  8,000     135,120
           Sypris Solutions, Inc..................  4,700      79,007
           Zoran Corp.*...........................  4,900      85,211
                                                          -----------
                                                            2,263,119
                                                          -----------
           Financial Services - 4.2%
           Affiliated Managers Group, Inc.*....... 11,500     800,285
           Franklin Resources, Inc................ 14,800     770,488
           Providian Financial Corp.*............. 64,300     748,452
                                                          -----------
                                                            2,319,225
                                                          -----------
           Health Care Equipment & Supplies - 1.5%
           Boston Scientific Corp.*............... 17,600     646,976
           Integra LifeSciences Holdings*.........  3,000      85,890
           Zoll Medical Corp.*(a).................  2,100      74,508
                                                          -----------
                                                              807,374
                                                          -----------
           Health Care Providers & Services - 5.3%
           Caremark Rx, Inc.*..................... 47,000   1,190,510
           Omnicare, Inc.......................... 23,000     928,970
           Province Healthcare Co.*(a)............ 51,400     822,400
                                                          -----------
                                                            2,941,880
                                                          -----------
           Hotels, Restaurants & Leisure - 0.5%
           Jack in the Box, Inc.*.................  6,300     134,568
           Red Robin Gourmet Burgers*(a)..........  5,100     155,244
                                                          -----------
                                                              289,812
                                                          -----------
           Household Durables - 1.9%
           Harman International Industries, Inc...  1,300      96,174
           La-Z-Boy, Inc..........................  6,800     142,664
           Pulte Homes, Inc.......................  8,500     795,770
                                                          -----------
                                                            1,034,608
                                                          -----------
           Industrial Conglomerates - 1.1%
           ITT Industries, Inc....................  8,000     593,680
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Insurance - 3.1%
       Everest Re Group, Ltd.......................... 12,000 $ 1,015,200
       Radian Group, Inc.............................. 13,800     672,750
                                                              -----------
                                                                1,687,950
                                                              -----------
       IT Consulting & Services - 2.0%
       Affiliated Computer Services, Inc.-Class A* (a) 20,500   1,116,430
                                                              -----------
       Leisure Equipment & Products - 0.2%
       Action Performance Companies, Inc.(a)..........  5,400     105,840
                                                              -----------
       Machinery - 1.8%
       Ingersoll-Rand Co. - Class A................... 14,700     997,836
                                                              -----------
       Media - 4.5%
       Entercom Communications Corp.*................. 18,900   1,000,944
       Macrovision Corp.*............................. 28,500     643,815
       Univision Communications, Inc. - Class A*(a)... 21,100     837,459
                                                              -----------
                                                                2,482,218
                                                              -----------
       Metals & Mining - 0.2%
       International Steel Group Inc*.................  3,100     120,745
                                                              -----------
       Oil & Gas - 5.0%
       Cal Dive International, Inc.*..................  5,000     120,550
       Patterson-UTI Energy, Inc.*.................... 27,400     902,008
       Spinnaker Exploration Co.*.....................  5,000     161,350
       Westport Resources Corp.*(a)................... 28,400     848,024
       XTO Energy, Inc................................ 25,732     728,216
                                                              -----------
                                                                2,760,148
                                                              -----------
       Pharmaceuticals - 9.7%
       Barr Pharmaceuticals, Inc.*....................  6,350     488,633
       Bradley Pharmaceuticals, Inc. - Class A*(a)....  5,400     137,322
       Cephalon, Inc.*(a)............................. 16,200     784,242
       D & K Healthcare Resources, Inc................  6,200      84,072
       Genzyme Corp.*................................. 21,100   1,041,074
       Gilead Sciences, Inc.*......................... 14,600     848,844
       Ligand Pharmaceuticals, Inc. - Class B*........ 14,300     210,067
       Medicines Co.*.................................  3,400     100,164
       NBTY, Inc.*....................................  3,800     102,068
       QLT, Inc.*(a)..................................  8,600     162,110
       Teva Pharmaceutical Industries, Ltd. (ADR)(a).. 12,400     703,204
       Watson Pharmaceuticals, Inc.*.................. 14,600     671,600
                                                              -----------
                                                                5,333,400
                                                              -----------
       Retail - Multiline - 1.6%
       Dollar Tree Stores, Inc.*...................... 28,800     865,728
                                                              -----------
       Retail - Specialty - 5.4%
       Alloy, Inc.*(a)................................ 23,020     119,934
       American Eagle Outfitters, Inc.*............... 34,900     572,360
       Linens 'n Things, Inc.*........................ 30,100     905,408
       Michaels Stores, Inc........................... 13,500     596,700
       PETCO Animal Supplies, Inc.*................... 24,000     730,800
       Too, Inc.*.....................................  4,700      79,336
                                                              -----------
                                                                3,004,538
                                                              -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Road & Rail - 2.0%
      Heartland Express, Inc......................     19,200 $   464,448
      Swift Transportation Co., Inc.*.............     30,700     645,314
                                                              -----------
                                                                1,109,762
                                                              -----------
      Semiconductor Equipment & Products - 1.0%
      ASE Test, Ltd.*.............................     37,400     559,878
                                                              -----------
      Software - 6.5%
      Activision, Inc.*...........................     35,450     645,190
      Amdocs, Ltd.*...............................     28,400     638,432
      Business Objects S.A. (ADR)*(a).............     18,100     627,527
      Datastream Systems, Inc.*...................     10,400      81,640
      Eletronics for Imaging, Inc.*...............     27,700     720,754
      EPIQ Systems, Inc.*(a)......................      3,600      61,668
      Ingram Micro, Inc. - Class A*...............     44,300     704,370
      Mercury Computer Systems, Inc.*.............      3,700      92,130
                                                              -----------
                                                                3,571,711
                                                              -----------
      Telecommunication Services - Wireless - 1.7%
      Nextel Partners, Inc. - Class A*(a).........     69,600     936,120
                                                              -----------
      Textiles, Apparel & Luxury Goods - 0.4%
      Fossil, Inc.*...............................      3,200      89,632
      Kenneth Cole Productions, Inc. - Class A(a).      3,680     108,192
                                                              -----------
                                                                  197,824
                                                              -----------
      Total Common Stocks (Cost $47,093,830)                   54,662,087
                                                              -----------
      Short-Term Investments - 11.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.05% to be
        repurchased at $926,003 on 01/02/04
        collateralized by $940,000 FHLMC 1.200%
        due 08/06/04 with a value of $945,034..... $  926,000     926,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  5,288,145   5,288,145
                                                              -----------
      Total Short-Term Investments
      (Cost $6,214,145)                                         6,214,145
                                                              -----------

      TOTAL INVESTMENTS - 110.2%
      (Cost $53,307,975)                                       60,876,232

      Other Assets and Liabilities (net) - (10.2%)             (5,647,791)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $55,228,441
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 95.8%
        Advertising - 1.2%
        Interpublic Group of Companies, Inc. (The) 142,900 $  2,229,240
                                                           ------------
        Auto Components - 4.6%
        Dana Corp................................. 242,100    4,442,535
        Genuine Parts Co.......................... 127,200    4,223,040
                                                           ------------
                                                              8,665,575
                                                           ------------
        Chemicals - 9.7%
        Crompton Corp............................. 303,400    2,175,378
        Eastman Chemical Co....................... 130,400    5,154,712
        IMC Global, Inc........................... 291,700    2,896,581
        Monsanto Co............................... 174,800    5,030,744
        Potash Corporation of Saskatchewan, Inc...  38,100    3,294,888
                                                           ------------
                                                             18,552,303
                                                           ------------
        Communications Equipment - 0.3%
        Avaya, Inc.*..............................  47,400      613,356
                                                           ------------
        Containers & Packaging - 4.1%
        Ball Corp.................................  58,300    3,472,931
        Pactiv Corp.*............................. 184,600    4,411,940
                                                           ------------
                                                              7,884,871
                                                           ------------
        Electric Utilities - 4.9%
        Ameren Corp...............................  89,700    4,126,200
        CMS Energy Corp.(a)....................... 262,800    2,239,056
        Northeast Utilities....................... 150,900    3,043,653
                                                           ------------
                                                              9,408,909
                                                           ------------
        Electrical Equipment - 1.5%
        Grainger (W.W.), Inc......................  60,300    2,857,617
                                                           ------------
        Food & Drug Retailing - 0.5%
        Safeway, Inc.*............................  42,800      937,748
                                                           ------------
        Food Products - 3.0%
        Archer-Daniels-Midland Co................. 240,440    3,659,497
        Dean Foods Co.*...........................  32,000    1,051,840
        Smithfield Foods, Inc.*...................  45,600      943,920
                                                           ------------
                                                              5,655,257
                                                           ------------
        Health Care Equipment & Supplies - 2.3%
        Bausch & Lomb, Inc........................  85,600    4,442,640
                                                           ------------
        Health Care Providers & Services - 4.1%
        Aetna, Inc................................  59,500    4,021,010
        Caremark Rx, Inc.*........................ 146,700    3,715,911
                                                           ------------
                                                              7,736,921
                                                           ------------
        Hotels, Restaurants & Leisure - 2.0%
        Caesars Entertainment, Inc.*.............. 265,500    2,875,365
        Yum! Brands, Inc.*........................  26,000      894,400
                                                           ------------
                                                              3,769,765
                                                           ------------
        Household Durables - 1.3%
        Leggett & Platt, Inc...................... 110,400    2,387,952
                                                           ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Household Products - 3.6%
        Newell Rubbermaid, Inc..................... 117,700 $  2,680,029
        Snap-On, Inc............................... 129,400    4,171,856
                                                            ------------
                                                               6,851,885
                                                            ------------
        Insurance - 13.2%
        Arthur J. Gallagher & Co...................  47,600    1,546,524
        Everest Reinsurance Group, Ltd.............  56,000    4,737,600
        Health Net, Inc.*.......................... 101,200    3,309,240
        PartnerRe, Ltd.............................  68,400    3,970,620
        SAFECO Corp................................ 118,100    4,597,633
        The PMI Group, Inc.........................  47,300    1,760,979
        Transatlantic Holdings, Inc................   7,200      581,760
        XL Capital, Ltd. - Class A.................  59,400    4,606,470
                                                            ------------
                                                              25,110,826
                                                            ------------
        Machinery - 2.0%
        CNH Global N.V.............................  77,100    1,279,860
        Cummins, Inc.(a)...........................  51,800    2,535,092
                                                            ------------
                                                               3,814,952
                                                            ------------
        Metals & Mining - 3.8%
        Hubbell, Inc. - Class B....................  90,900    4,008,690
        Timken Co.................................. 159,400    3,197,564
                                                            ------------
                                                               7,206,254
                                                            ------------
        Oil & Gas - 9.7%
        EOG Resources, Inc.........................  81,400    3,758,238
        GlobalSantaFe Corp.........................  85,800    2,130,414
        Halliburton Co............................. 172,900    4,495,400
        NiSource, Inc..............................  96,300    2,112,822
        Pride Intl., Inc.*......................... 176,300    3,286,232
        Puget Energy, Inc..........................  36,700      872,359
        Southwest Gas Corp.........................  80,800    1,813,960
                                                            ------------
                                                              18,469,425
                                                            ------------
        Paper & Forest Products - 4.5%
        Georgia-Pacific Corp....................... 165,815    5,085,546
        MeadWestvaco Corp.......................... 118,100    3,513,475
                                                            ------------
                                                               8,599,021
                                                            ------------
        Pharmaceuticals - 1.8%
        King Pharmaceuticals, Inc.*................  81,200    1,239,112
        Mylan Laboratories, Inc....................  89,475    2,260,139
                                                            ------------
                                                               3,499,251
                                                            ------------
        Real Estate - 3.5%
        Health Care Property Investors, Inc. (REIT)  14,100      716,280
        Healthcare Realty Trust, Inc. (REIT).......  79,055    2,826,216
        Host Marriott Corp. (REIT)*................ 260,000    3,203,200
                                                            ------------
                                                               6,745,696
                                                            ------------
        Retail - Multiline - 7.2%
        Big Lots, Inc.*............................ 189,800    2,697,058
        Federated Department Stores, Inc...........  18,100      853,053
        Foot Locker, Inc........................... 162,300    3,805,935

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                               Shares     Value
          Description                            Amount    (Note 2)
          -----------------------------------------------------------

          Retail - Multiline - continued
          J.C. Penney Co., Inc.................. 146,200 $  3,842,136
          May Department Stores Co..............  29,900      869,193
          Payless ShoeSource, Inc.*(a).......... 128,800    1,725,920
                                                         ------------
                                                           13,793,295
                                                         ------------
          Retail - Specialty - 2.5%
          American Greetings Corp. - Class A*(a)  41,000      896,670
          Office Depot, Inc.*................... 236,200    3,946,902
                                                         ------------
                                                            4,843,572
                                                         ------------
          Software - 2.8%
          Cadence Design Systems, Inc.*......... 114,500    2,058,710
          Sybase, Inc.*......................... 159,900    3,290,742
                                                         ------------
                                                            5,349,452
                                                         ------------
          Textiles, Apparel & Luxury Goods - 1.7%
          Tommy Hilfiger Corp.*................. 224,300    3,321,883
                                                         ------------
          Total Common Stocks
            (Cost $149,753,511)                           182,747,666
                                                         ------------

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 7.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.15% to
        be repurchased at $7,978,066 on
        01/02/04 collateralized by $8,100,000
        FHLMC 1.25% due 08/27/04 with a value
        of $8,141,059............................ $7,978,000    7,978,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  6,105,625    6,105,625
                                                             ------------
      Total Short-Term Investments
        (Cost $14,083,625)                                     14,083,625
                                                             ------------

      TOTAL INVESTMENTS - 103.2%
      (Cost $163,837,136)                                     196,831,291

      Other Assets and Liabilities (net) - (3.2%)              (6,086,642)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $190,744,649
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                  Shares     (Note 2)
       ------------------------------------------------------------------

       Common Stocks - 96.0%
       Australia - 1.5%
       APN News & Media, Ltd......................   100,289 $    302,051
       Australia & New Zealand Banking Group, Ltd.   216,155    2,877,490
       John Fairfax Holdings, Ltd.................   242,400      642,453
                                                             ------------
                                                                3,821,994
                                                             ------------
       Austria - 0.7%
       Erste Bank der Oesterreichischen
         Sparkassen AG............................    15,720    1,940,435
                                                             ------------
       Belgium - 1.1%
       Fortis.....................................   137,746    2,771,644
                                                             ------------
       Brazil - 1.5%
       Aracruz Celulose S.A. (ADR)................    61,500    2,154,960
       Companhia Vale do Rio Doce (ADR)...........    31,100    1,819,350
                                                             ------------
                                                                3,974,310
                                                             ------------
       Canada - 2.3%
       Encana Corp.(a)............................    45,280    1,786,884
       Molson, Inc. - Class A(a)..................    79,700    2,226,309
       Talisman Energy, Inc.(a)...................    34,300    1,951,279
       Toronto-Dominion Bank(a)...................         5          168
                                                             ------------
                                                                5,964,640
                                                             ------------
       China - 1.1%
       China Life Insurance Co., Ltd.*............ 1,161,000      949,586
       Huaneng Power International, Inc. -
         Series H................................. 1,160,000    2,009,596
                                                             ------------
                                                                2,959,182
                                                             ------------
       Denmark - 1.1%
       Danske Bank A/S............................   123,600    2,896,450
                                                             ------------
       France - 9.9%
       Axa........................................   127,600    2,728,261
       BNP Paribas S.A............................    37,900    2,383,786
       Cap Gemini S.A.*(a)........................    23,700    1,051,400
       Carrefour S.A..............................     6,378      349,725
       Credit Agricole S.A........................   119,390    2,847,554
       France Telecom*............................   185,084    5,284,237
       Sanofi-Synthelabo S.A......................    60,843    4,576,552
       Suez S.A...................................   111,500    2,237,918
       Total Fina Elf S.A.........................    22,849    4,243,441
                                                             ------------
                                                               25,702,874
                                                             ------------
       Germany - 3.1%
       Bayerische Motoren Werke (BMW) AG(a).......    74,796    3,463,292
       Hypo Real Estate Holding AG*...............    64,400    1,605,777
       Linde AG...................................    35,210    1,894,294
       Schering AG................................     3,983      201,488
       Stada Arzneimittel AG(a)...................    14,449      895,323
                                                             ------------
                                                                8,060,174
                                                             ------------
       Hong Kong - 0.4%
       CNOOC, Ltd.................................   581,000    1,141,233
                                                             ------------

           ---------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ---------------------------------------------------------

           Hungary - 0.6%
           OTP Bank, Ltd. (GDR)*...............  60,400 $  1,585,500
                                                        ------------
           India - 0.6%
           Bajaj Auto, Ltd. (GDR)..............  38,500      935,550
           HDFC Bank, Ltd. (ADR)...............  23,700      723,798
                                                        ------------
                                                           1,659,348
                                                        ------------
           Indonesia - 0.0%
           PT Bank Rakyat Indonesia*........... 157,500       23,375
                                                        ------------
           Ireland - 1.0%
           Anglo Irish Bank Corp...............  98,887    1,566,131
           Depfa Bank Plc......................   6,900      870,235
           Irish Life & Permanent Plc..........   7,485      120,713
                                                        ------------
                                                           2,557,079
                                                        ------------
           Italy - 0.8%
           Mediaset S.p.A......................  72,900      865,231
           Riunione Adriatica di Sicurta S.p.A.  64,100    1,090,298
                                                        ------------
                                                           1,955,529
                                                        ------------
           Japan - 19.4%
           Aeon Credit Service Co., Ltd........  21,800      929,911
           Alps Electric Co.(a)................  87,000    1,273,309
           Bridgestone Corp.(a)................ 121,000    1,627,489
           Brother Industries, Ltd............. 261,000    2,394,764
           Canon, Inc..........................  46,000    2,142,530
           Chiba Bank, Ltd..................... 266,000    1,089,971
           Chugai Pharmaceutical Co., Ltd...... 186,200    2,678,249
           Citizen Electronics Co., Ltd.*......  20,400    1,856,536
           Credit Saison Co., Ltd..............  51,100    1,154,263
           Fujikura, Ltd....................... 385,000    2,271,153
           Heiwa Corp.(a)......................  31,200      452,849
           Honda Motor Co., Ltd................  99,800    4,434,106
           HUNET, Inc.(a)...................... 111,000      237,261
           Ibiden Co., Ltd.(a).................  42,800      539,320
           Impact 21 Co., Ltd..................  17,000      326,084
           KDDI Corp.(a).......................     412    2,361,208
           Kibun Food Chemifa Co., Ltd.........  50,000      646,847
           Konica Minolta Holdings, Inc........  95,500    1,284,505
           Lawson, Inc.........................  31,700    1,082,951
           Nippon Electric Glass Co., Ltd.(a)..  86,000    1,673,683
           Nishimatsuya Chain Co., Ltd.........  27,800      720,073
           Nissan Motor Co., Ltd...............  57,600      658,071
           Pentax Corp......................... 166,000    1,004,042
           Round One Corp.(a)..................     623    1,442,143
           Seiko Epson Corp....................  39,800    1,857,470
           Sekisui Chemical Co., Ltd........... 258,000    1,314,864
           Sompo Japan Insurance, Inc..........  16,000      131,572
           Stanley Electric Co., Ltd........... 123,400    2,390,022
           Sumitomo Bakelite Co., Ltd.(a)...... 179,000    1,167,882
           Tamron Co., Ltd.(a).................  31,000    1,562,515
           Tokyo Broadcasting System, Inc...... 102,500    1,633,150

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Japan - continued
        Tokyo Gas Co., Ltd....................... 1,089,000 $  3,882,933
        Uni-Charm Corp...........................    20,000      983,805
        Yamaha Corp..............................    63,000    1,237,831
                                                            ------------
                                                              50,443,362
                                                            ------------
        Korea - 2.6%
        Hanaro Telecom, Inc.*....................   542,752    1,487,273
        Hyundai Motor Co., Ltd...................    54,220    2,298,036
        Korea Tobacco & Ginseng Corp. (GDR)
          (144A)(b)..............................   133,140    1,168,969
        Samsung Electronics Co., Ltd.............     4,450    1,684,389
                                                            ------------
                                                               6,638,667
                                                            ------------
        Luxembourg - 0.3%
        Tenaris S.A. (ADR).......................    27,400      912,968
                                                            ------------

        Mexico - 1.0%
        America Movil S.A. de C.V. (ADR).........    44,000    1,202,960
        Apasco S.A. de C.V.......................    68,100      561,187
        Telefonos de Mexico S.A. de C.V. (ADR)(a)    22,700      749,781
                                                            ------------
                                                               2,513,928
                                                            ------------
        Netherlands - 2.8%
        ABN AMRO Holding N.V. (ADR)..............    70,300    1,643,057
        IHC Caland N.V...........................    19,500    1,056,469
        ING Groep N.V............................       331        7,711
        Koninklijke (Royal) KPN N.V.*............   228,030    1,758,316
        Koninklijke (Royal) Philips Electronics
          N.V....................................    23,177      676,023
        VNU N.V..................................    68,759    2,170,155
                                                            ------------
                                                               7,311,731
                                                            ------------
        Norway - 0.5%
        DNB Holding ASA(a).......................   193,080    1,286,041
                                                            ------------
        Russia - 0.2%
        Yukos Corp. (ADR)(a).....................    14,200      596,400
                                                            ------------
        Singapore - 2.0%
        DBS Group Holdings, Ltd..................   256,000    2,215,863
        MobileOne, Ltd...........................   635,000      560,855
        Singapore Telecommunications, Ltd........ 1,240,000    1,431,078
        United Overseas Bank, Ltd................   134,000    1,041,512
                                                            ------------
                                                               5,249,308
                                                            ------------
        South Africa - 0.4%
        Impala Platinum Holdings, Ltd............    12,300    1,066,352
                                                            ------------
        Spain - 2.8%
        Altadis, S.A.............................    47,600    1,349,407
        Antena 3 Television S.A.*(a).............       166        7,308
        Iberdrola S.A.(a)........................    58,910    1,163,085
        Telefonica S.A...........................   327,256    4,799,479
                                                            ------------
                                                               7,319,279
                                                            ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Sweden - 2.7%
         Alfa Laval AB..........................   115,610 $  1,759,995
         Atlas Copco AB.........................    46,600    1,668,266
         Hennes & Mauritz AB (H&M) - B Shares...   103,100    2,451,076
         Swedish Match AB.......................   104,800    1,070,904
                                                           ------------
                                                              6,950,241
                                                           ------------
         Switzerland - 9.8%
         Credit Suisse Group....................    50,400    1,843,207
         Givaudan S.A...........................     1,550      804,251
         Nestle S.A.............................    11,367    2,838,764
         Novartis AG............................   161,039    7,308,122
         Roche Holding AG.......................    32,800    3,307,040
         Syngenta AG(a).........................    30,700    2,066,847
         Synthes-Stratec, Inc...................       875      865,595
         UBS AG.................................    92,648    6,342,266
                                                           ------------
                                                             25,376,092
                                                           ------------
         United Kingdom - 25.0%
         AstraZeneca Plc........................   168,503    8,061,078
         Barclays Plc...........................   322,700    2,870,100
         BG Group Plc...........................   479,647    2,455,138
         BHP Billiton Plc.......................   188,040    1,638,026
         BP Plc.................................   131,700    1,064,963
         BP Plc (ADR)...........................   137,500    6,785,625
         British Sky Broadcasting Group Plc*....   170,131    2,134,959
         Burberry Group Plc.....................   134,000      874,265
         Cadbury Schweppes Plc..................   317,700    2,326,572
         CGNU Plc...............................   276,730    2,421,723
         Diageo Plc.............................   191,964    2,518,592
         easyJet Plc*...........................   235,900    1,233,804
         Johnston Press Plc.....................   185,890    1,545,466
         Kingfisher Plc.........................   501,042    2,490,864
         Legal & General Group Plc.............. 1,174,500    2,101,784
         Next Plc...............................    64,760    1,298,187
         Reckitt Benckiser Plc..................   142,114    3,206,525
         Reed International Plc.................   273,090    2,277,749
         Royal Bank of Scotland Group Plc.......   227,150    6,674,108
         TI Automotive, Ltd. - Class A * (d)....    45,100            0
         Unilever Plc...........................   107,330      997,703
         Vodafone Group Plc..................... 3,036,335    7,506,719
         William Hill Plc.......................   151,100    1,151,710
         Yell Group Plc.........................   262,450    1,428,884
                                                           ------------
                                                             65,064,544
                                                           ------------
         United States - 0.8%
         Manpower, Inc..........................    43,580    2,051,747
                                                           ------------
         Total Common Stocks (Cost $207,001,657)            249,794,427
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Preferred Stock - 1.5%
     Australia - 0.2%
     News Corp., Ltd............................      72,477 $    545,716
                                                             ------------
     Germany - 1.3%
     Porsche AG.................................       5,504    3,262,946
                                                             ------------
     Total Preferred Stock (Cost $2,800,396)                    3,808,662
                                                             ------------

     Short-Term Investments - 10.1%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.15% to
       be repurchased at $8,564,071 on
       01/02/04 collateralized by $8,665,000
       FNMA 2.02% due 02/28/05 with a value
       of $8,737,500............................ $ 8,564,000    8,564,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  17,607,807   17,607,807
                                                             ------------
     Total Short-Term Investments
     (Cost $26,171,807)                                        26,171,807
                                                             ------------

     TOTAL INVESTMENTS - 107.6%
     (Cost $235,973,860)                                      279,774,896

     Other Assets and Liabilities (net) - (7.6%)              (19,654,865)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $260,120,031
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA - Federal National Mortgage Association

            Summary of Total Foreign Securities by Industry Classification
            --------------------------------------------------------------
                                                  Value       Percent of
            Industry                              (000)       Net Assets
            --------------------------------------------------------------
            Airlines                           $  1,233,804       0.5%
            Automotive                           16,679,492       6.4%
            Banking                              39,824,597      15.3%
            Beverages, Food & Tobacco            14,146,365       5.4%
            Building Products                     2,229,453       0.9%
            Chemicals                             4,038,980       1.6%
            Commercial Services                   5,604,528       2.2%
            Communication Services               27,141,904      10.4%
            Electric Utilities                    8,796,407       3.4%
            Electrical Equipment                  4,000,000       1.5%
            Electronics                          12,398,787       4.8%
            Financial Services                    7,880,692       3.0%
            Food & Drug Retailing                   349,725       0.1%
            Healthcare Products                     865,594       0.3%
            Hotels, Restaurants & Leisure         6,897,764       2.7%
            Household Products                    8,786,276       3.4%
            Insurance                             9,423,226       3.6%
            Media-Broadcasting & Publishing      13,553,121       5.2%
            Metals & Mining                       4,523,728       1.7%
            Oil & Gas                            23,907,897       9.2%
            Paper & Forest Products               2,154,960       0.8%
            Pharmaceuticals                      27,027,852      10.4%
            Real Estate                           1,843,038       0.7%
            Retailers                             9,243,499       3.6%
            Software                              1,051,400       0.4%
                                                ------------     ----
                                               $253,603,089      97.5%
                                                ============     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 91.3%
         Advertising - 0.5%
         Omnicom Group, Inc......................  28,610 $  2,498,511
                                                          ------------
         Aerospace & Defense - 1.8%
         Honeywell International, Inc............ 119,570    3,997,225
         Northrop Grumman Corp...................  23,690    2,264,764
         United Technologies Corp................  40,500    3,838,185
                                                          ------------
                                                            10,100,174
                                                          ------------
         Air Freight & Logistics - 1.2%
         Expeditors International of Washington,
           Inc...................................  52,500    1,977,150
         FedEx Corp..............................  36,000    2,430,000
         United Parcel Service, Inc. - Class B...  29,700    2,214,135
                                                          ------------
                                                             6,621,285
                                                          ------------
         Banks - 2.0%
         Bank of America Corp....................  69,100    5,557,713
         Bank One Corp........................... 111,590    5,087,388
         U.S. Bancorp............................  18,500      550,930
                                                          ------------
                                                            11,196,031
                                                          ------------
         Beverages - 3.6%
         Anheuser-Busch Co., Inc................. 175,320    9,235,858
         Coca-Cola Co............................  49,400    2,507,050
         PepsiCo, Inc............................ 168,050    7,834,491
                                                          ------------
                                                            19,577,399
                                                          ------------
         Biotechnology - 1.0%
         Applera Corp. - Applied Biosystems Group  48,420    1,002,778
         Biogen Idec, Inc*.......................  74,300    2,732,754
         Invitrogen Corp.*.......................  15,600    1,092,000
         Nektar Therapeutics*(a).................  36,100      491,321
                                                          ------------
                                                             5,318,853
                                                          ------------
         Building Products - 0.1%
         York International Corp.................  15,900      585,120
                                                          ------------
         Chemicals - 1.9%
         Air Products & Chemicals, Inc...........  50,500    2,667,915
         Dow Chemical Co.........................  46,500    1,933,005
         Ecolab, Inc.............................  42,900    1,174,173
         Praxair, Inc............................ 127,300    4,862,860
                                                          ------------
                                                            10,637,953
                                                          ------------
         Commercial Services & Supplies - 1.9%
         Accenture, Ltd. - Class A*..............  28,200      742,224
         Dun & Bradstreet Corp.*.................  35,100    1,779,921
         Kinder Morgan Management LLC............  81,110    3,484,486
         Waste Management, Inc................... 120,970    3,580,712
         Weight Watchers International, Inc.*....  26,900    1,032,153
                                                          ------------
                                                            10,619,496
                                                          ------------
         Communications Equipment & Services - 3.4%
         Cisco Systems, Inc.*.................... 328,850    7,987,767
         Lucent Technologies, Inc.*.............. 468,410    1,330,284

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Communications Equipment & Services - continued
        Nokia Oyj (ADR)............................ 440,635 $  7,490,795
        Telefonos de Mexico S.A. de C.V.
          (ADR)(a).................................  59,600    1,968,588
                                                            ------------
                                                              18,777,434
                                                            ------------
        Computers & Peripherals - 2.6%
        Dell, Inc.*................................ 170,200    5,779,992
        International Business Machines Corp.......  87,800    8,137,304
        Maxtor Corp.*..............................  19,700      218,670
                                                            ------------
                                                              14,135,966
                                                            ------------
        Electronic Equipment & Instruments - 1.3%
        Danaher Corp.(a)...........................  16,400    1,504,700
        L-3 Communications Holdings, Inc.*.........   5,400      277,344
        Sanmina Corp.*............................. 193,960    2,445,836
        Vishay Intertechnology, Inc.*(a)........... 121,870    2,790,823
                                                            ------------
                                                               7,018,703
                                                            ------------
        Financials - Diversified - 7.4%
        American Express Co........................ 149,400    7,205,562
        Charles Schwab Corp........................ 264,520    3,131,917
        Citigroup, Inc............................. 276,130   13,403,350
        Goldman Sachs Group, Inc...................  10,300    1,016,919
        J.P. Morgan Chase & Co.....................  75,590    2,776,421
        Merrill Lynch & Co., Inc...................  59,300    3,477,945
        Morgan Stanley............................. 172,500    9,982,575
                                                            ------------
                                                              40,994,689
                                                            ------------
        Food Products - 0.5%
        General Mills, Inc.........................  57,800    2,618,340
                                                            ------------
        Health Care Equipment & Supplies - 2.7%
        Guidant Corp...............................     300       18,060
        Medtronic, Inc............................. 215,190   10,460,386
        Millipore Corp.*...........................  75,930    3,268,786
        Varian Medical Systems, Inc.*..............  17,000    1,174,700
        VISX, Inc.*................................   2,300       53,245
                                                            ------------
                                                              14,975,177
                                                            ------------
        Health Care Providers & Services - 1.3%
        Aetna, Inc.................................  72,400    4,892,792
        Apria Healthcare Group, Inc.*(a)...........  15,700      446,979
        UnitedHealth Group, Inc....................  29,000    1,687,220
                                                            ------------
                                                               7,026,991
                                                            ------------
        Hotels, Restaurants & Leisure - 4.1%
        Carnival Corp.............................. 220,320    8,753,314
        International Game Technology.............. 107,500    3,837,750
        Royal Caribbean Cruises, Ltd.(a)........... 260,540    9,064,186
        Starwood Hotels & Resorts Worldwide, Inc. -
           Class B.................................  34,100    1,226,577
                                                            ------------
                                                              22,881,827
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Household Products - 1.3%
            Estee Lauder Cos., Inc. - Class A..  62,760 $  2,463,958
            Procter & Gamble Co................  46,300    4,624,444
                                                        ------------
                                                           7,088,402
                                                        ------------
            Industrial - Diversified - 4.2%
            3M Co..............................  22,500    1,913,175
            Dover Corp.........................  32,800    1,303,800
            General Electric Co................ 581,400   18,011,772
            Tyco International, Ltd............  66,900    1,772,850
                                                        ------------
                                                          23,001,597
                                                        ------------
            Insurance - 1.7%
            American International Group, Inc..  91,280    6,050,038
            Everest Reinsurance Group, Ltd.....  10,440      883,224
            XL Capital, Ltd. - Class A.........  29,640    2,298,582
                                                        ------------
                                                           9,231,844
                                                        ------------
            Internet Software & Services - 1.5%
            Network Associates, Inc.*..........  56,000      842,240
            United Online, Inc.*(a)............  18,500      310,615
            Yahoo!, Inc.*...................... 154,800    6,992,316
                                                        ------------
                                                           8,145,171
                                                        ------------
            Machinery - 0.6%
            Ingersoll-Rand Co. - Class A.......  47,400    3,217,512
                                                        ------------
            Media - 12.4%
            Clear Channel Communications, Inc.. 146,920    6,880,264
            Comcast Corp. - Class A*........... 551,130   17,239,346
            Cox Communications, Inc. - Class A*  44,700    1,539,915
            Liberty Media Corp. - Class A*..... 132,400    1,574,236
            New York Times Co. - Class A.......  57,800    2,762,262
            News Corp., Ltd. (ADR)(a).......... 189,090    6,826,149
            Time Warner, Inc.*................. 644,760   11,599,232
            Univision Communications, Inc. -
              Class A*(a)...................... 120,949    4,800,466
            Viacom, Inc. - Class B............. 346,620   15,382,996
                                                        ------------
                                                          68,604,866
                                                        ------------
            Metals & Mining - 0.5%
            Alcoa, Inc.........................  75,000    2,850,000
                                                        ------------
            Oil & Gas - 5.3%
            Amerada Hess Corp..................  25,600    1,361,152
            BJ Services Co.*...................  67,390    2,419,301
            BP PLC (ADR).......................  28,500    1,406,475
            Burlington Resources, Inc..........  36,800    2,037,984
            ConocoPhillips.....................  21,800    1,429,426
            Encana Corp........................  67,500    2,663,752
            Exxon Mobil Corp................... 231,880    9,507,080
            Halliburton Co.....................  46,230    1,201,980
            Noble Corp.*.......................  34,870    1,247,649
            Rowan Companies, Inc.*(a)..........  51,660    1,196,962
            Schlumberger, Ltd..................  10,100      552,672

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Total Fina Elf S.A. (ADR)(a)..............  36,960 $  3,419,169
        Varco International, Inc.*................  34,520      712,148
                                                           ------------
                                                             29,155,750
                                                           ------------
        Pharmaceuticals - 8.0%
        Abbott Laboratories.......................  17,200      801,520
        Amgen, Inc.*..............................  70,300    4,344,540
        Barr Laboratories, Inc.*..................  43,900    3,378,105
        Bristol-Myers Squibb Co...................  68,900    1,970,540
        Celgene Corp.*(a).........................  42,800    1,926,856
        Chiron Corp.*.............................  14,400      820,656
        Dr. Reddy's Laboratories, Ltd. (ADR)(a)...  42,700    1,351,455
        Gilead Sciences, Inc.*....................  56,400    3,279,096
        GlaxoSmithKline PLC (ADR)(a)..............  28,100    1,310,022
        Medicis Pharmaceutical Corp. - Class A(a).  15,600    1,112,280
        Merck & Co., Inc..........................  16,300      753,060
        Perrigo Co.(a)............................ 100,010    1,572,157
        Pfizer, Inc............................... 269,270    9,513,309
        Roche Holding AG..........................  30,395    3,064,557
        Serono SA (ADR)...........................  83,320    1,462,266
        SICOR, Inc.*..............................  55,400    1,506,880
        Teva Pharmaceutical Industries, Ltd. (ADR) 106,800    6,056,628
                                                           ------------
                                                             44,223,927
                                                           ------------
        Real Estate - 0.5%
        Host Marriott Corp. (REIT)*............... 207,640    2,558,125
                                                           ------------
        Retail - Multiline - 2.2%
        Costco Wholesale Corp.*...................  57,100    2,122,978
        Federated Department Stores, Inc..........  31,500    1,484,595
        Target Corp............................... 147,800    5,675,520
        Wal-Mart Stores, Inc......................  51,600    2,737,380
                                                           ------------
                                                             12,020,473
                                                           ------------
        Retail - Specialty - 1.3%
        Abercrombie & Fitch Co. - Class A*........  18,800      464,548
        Ethan Allen Interiors, Inc.(a)............  53,650    2,246,862
        Gap, Inc.................................. 174,670    4,054,091
        Nordstrom, Inc............................  11,200      384,160
                                                           ------------
                                                              7,149,661
                                                           ------------
        Road & Rail - 0.6%
        Canadian National Railway Co..............  25,500    1,613,640
        Norfolk Southern Corp.....................  78,200    1,849,430
                                                           ------------
                                                              3,463,070
                                                           ------------
        Semiconductor Equipment & Products -  6.7%
        Analog Devices, Inc.......................  41,380    1,888,997
        Applied Materials, Inc.*..................  71,800    1,611,910
        ASML Holding N.V.*(a).....................  95,300    1,910,765
        ATI Technologies, Inc.*(a)................  29,300      443,016
        Cypress Semiconductor Corp.*(a)........... 177,820    3,798,235
        Intel Corp................................ 396,500   12,767,300
        International Rectifier Corp.*............  41,200    2,035,692

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------
          Semiconductor Equipment & Products - continued
          LSI Logic Corp.*(a).................... 104,700 $    928,689
          National Semiconductor Corp.*..........  53,860    2,122,623
          STMicroelectronics N.V.................  57,900    1,563,879
          Taiwan Semiconductor Manufacturing
            Co., Ltd. (ADR)...................... 253,944    2,600,386
          Texas Instruments, Inc................. 173,120    5,086,266
                                                          ------------
                                                            36,757,758
                                                          ------------
          Software - 7.0%
          Adobe Systems, Inc..................... 129,100    5,073,630
          Cadence Design Systems, Inc.*(a)....... 147,240    2,647,375
          EMC Corp.*............................. 104,300    1,347,556
          First Data Corp........................  53,860    2,213,107
          Infosys Technologies, Ltd. (ADR)(a)....  49,900    4,775,430
          Intuit, Inc.*..........................  25,100    1,328,041
          Microsoft Corp......................... 681,320   18,763,553
          VERITAS Software Corp.*................  72,575    2,696,887
                                                          ------------
                                                            38,845,579
                                                          ------------
          Tobacco - 0.2%
          Altria Group, Inc......................  19,900    1,082,958
                                                          ------------
          Utilities - 0.0%
          Philadelphia Suburban Corp.(a).........   9,249      204,403
                                                          ------------
          Total Common Stocks (Cost $438,021,065)          503,185,045
                                                          ------------

          Mutual Fund - 0.4%
          Nasdaq-100 Index Tracking Stock
            (Cost $1,881,073)....................  63,800    2,326,148
                                                          ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 16.4%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $54,127,451 on 01/02/04
        collateralized by $54,935,000
        FHLMC 1.25% due 08/27/04 with
        value of $55,213,466................... $54,127,000 $ 54,127,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  36,144,381   36,144,381
                                                            ------------
      Total Short-Term Investments
      (Cost $90,271,381)                                      90,271,381
                                                            ------------

      TOTAL INVESTMENTS - 108.1%
      (Cost $530,173,519)                                    595,782,574

      Other Assets and Liabilities (net) - (8.1%)            (44,542,646)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $551,239,928
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Asset-Backed Securities - 2.2%
       Asset-Backed Securities Corp. 1.663%,
         due 01/15/33 - Class A+............... $ 4,744,605 $  4,762,608
       Federated Student Finance Corp. 1.170%,
         due 06/01/38+.........................     700,000      699,617
       Redwood Capital, Ltd. 2003-3 5.013%,
         due 01/09/06 (144A)(a)+...............   1,200,000    1,200,000
       Redwood Capital, Ltd. 2003-4 3.463%,
         due 01/09/06 (144A)(a)+...............   1,200,000    1,200,000
                                                            ------------
       Total Asset-Backed Securities
       (Cost $7,851,277)                                       7,862,225
                                                            ------------
       Collateralized Mortgage Obligations - 2.8%
       Bear Stearns ARM Trust 4.391%, due
         01/25/34+ (Cost $10,147,178)..........   9,997,220   10,114,449
                                                            ------------
       Municipals - 2.9%
       Arizona Educational Loan Marketing
         Corp. 1.150%, due 12/01/37+...........   1,600,000    1,600,000
       Brazos Texas Higher Education Authority,
         Inc. 1.240%, due 12/01/39+............   2,600,000    2,600,000
       Missouri Higher Education Loan
         Authourity 1.190%, due 06/01/31+......   5,000,000    5,000,000
       Panhandle-Plains Texas Higher Education
         Authority, Inc. 1.180%, due
         04/01/31+.............................     900,000      900,000
       Pennsylvania State Higher Education
         Assistance Agency 1.190%, due
         12/01/40+.............................     700,000      700,000
                                                            ------------
       Total Municipals (Cost $10,799,952)                    10,800,000
                                                            ------------

       Corporate Bonds - 2.9%
       Financials - Diversified - 0.7%
       Ford Motor Credit Co.
        1.980%, due 03/08/04 +.................   1,750,000    1,751,232
        3.036%, due 10/25/04 +.................     800,000      807,745
                                                            ------------
                                                               2,558,977
                                                            ------------
       Insurance - 0.1%
       Residential Reinsurance, Ltd. 6.123%,
         due 06/08/06 (144A)(a)+...............     500,000      507,500
                                                            ------------
       Metals & Mining - 0.3%
       Alcan Aluminum, Inc. 1.430%, due
         12/08/04 (144A)(a)+...................   1,200,000    1,197,190
                                                            ------------
       Miscellaneous - 0.6%
       Phoenix Quake Wind, Ltd. 3.600%, due
         07/03/08 (144A)(a)+...................   1,500,000    1,515,960
       Vita Capital, Ltd. 2.560%, due 01/01/07
         (144A)(a)+............................     800,000      798,288
                                                            ------------
                                                               2,314,248
                                                            ------------
       Telecommunication Services - Wireless - 0.9%
       Verizon Wireless Capital 1.240%, due
         05/23/05 (144A)(a)+...................   3,100,000    3,097,554
                                                            ------------

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Utilities - 0.3%
       Entergy Gulf States 2.070%, due 06/18/07
         (144A)(a)+............................ $ 1,100,000 $  1,103,579
                                                            ------------
       Total Corporate Bonds
       (Cost $10,745,836)                                     10,779,048
                                                            ------------
       U.S. Government & Agency Obligations - 105.5%
       U.S. Treasury Bill
         0.843%, due 03/18/04..................      40,000       39,930
       U.S. Treasury Inflation Index Bond
        3.875%, due 04/15/29...................  65,650,456   85,078,920
        3.375%, due 04/15/32...................   3,120,750    3,857,662
       U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07...................  51,283,320   55,570,298
        3.625%, due 01/15/08...................  41,149,080   45,521,211
        3.875%, due 01/15/09...................  54,947,824   62,065,325
        4.250%, due 01/15/10...................  11,359,850   13,210,267
        3.500%, due 01/15/11...................  28,113,850   31,601,738
        3.375%, due 01/15/12...................   3,119,640    3,491,804
        3.000%, due 07/15/12...................  61,617,000   67,191,428
       U.S. Treasury Note
         1.875%, due 07/15/13..................  20,106,800   19,968,586
                                                            ------------
       Total U.S. Government & Agency
       Obligations (Cost $383,221,152)                       387,597,169
                                                            ------------

       Options 0.0%
       Treasury Inflation Index Put
         Expires 02/20/2004....................  51,000,000            0
                                                            ------------
       Total Options
       (Cost $7,969)                                                   0
                                                            ------------

       Short-Term Investments - 87.7%
       U.S. Government & Agency Discount Notes - 47.0%
       Federal Home Loan Bank
        1.025%, due 01/23/04(b)................  20,000,000   19,987,472
        1.065%, due 02/27/04(b)................  18,000,000   17,969,648
        1.045%, due 03/19/04(b)................  10,000,000    9,977,358
       Federal Home Loan Mortgage Corp.
        1.065%, due 01/15/04(b)................   4,500,000    4,498,136
        1.082%, due 01/22/04(b)................  13,900,000   13,891,223
        1.085%, due 01/22/04(b)................   8,000,000    7,994,936
        1.080%, due 02/12/04(b)................  20,700,000   20,673,918
        1.090%, due 03/01/04(b)................   1,400,000    1,397,457
       Federal National Mortgage Assoc.
        1.070%, due 01/20/04(b)................   5,000,000    4,997,176
        1.010%, due 02/03/04(b)................  10,000,000    9,990,742
        1.000%, due 02/04/04(b)................  20,000,000   19,981,111
        1.070%, due 02/18/04(b)................  20,000,000   19,971,467
        1.135%, due 02/25/04(b)................   6,300,000    6,289,076
        1.060%, due 03/10/04(b)................  15,000,000   14,969,525
                                                            ------------
                                                             172,589,245
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------
       Commercial Paper - 33.0%
       ABN Amro North America, Inc. 1.070%,
         due 01/16/04.......................... $ 7,000,000 $  6,996,879
       ANZ, Inc. 1.080%, due 02/26/04..........   9,000,000    8,984,880
       Bank of America NA 1.100%, due
         03/15/04..............................   6,100,000    6,100,000
       Barclays PLC
        1.055%, due 01/12/04...................   7,000,000    6,997,744
        1.075%, due 03/09/04...................   1,400,000    1,397,157
       Citibank NA
        1.090%, due 01/30/04...................   5,600,000    5,600,000
        1.095%, due 02/19/04...................     500,000      500,000
        1.085%, due 03/18/04...................     800,000      800,000
       Danske Corp. 1.075%, due 02/23/04.......   9,000,000    8,985,756
       European Investment Bank 1.060%, due
         02/10/04..............................  10,000,000    9,988,222
       General Electric Capital Corp. 1.100%,
         due 03/15/04..........................   9,000,000    8,979,650
       HBOS Treasury Services PLC 1.090%, due
         02/05/04..............................   6,600,000    6,593,006
       KFW International Finance, Inc. 1.070%,
         due 02/24/04..........................   8,600,000    8,586,197
       National Australia Funding (Delaware),
         Inc. 1.075%, due 02/10/04.............   6,400,000    6,392,356
       Rabobank USA Financial Corp. 1.050%,
         due 01/14/04..........................   1,400,000    1,399,469
       Royal Bank of Scotland PLC
        1.085%, due 01/20/04...................   7,000,000    6,995,991
        1.080%, due 01/27/04...................   1,000,000      999,220
       Shell Finance PLC 1.060%, due
         03/17/04..............................  10,000,000    9,977,622
       UBS AG 1.085%, due 02/17/04.............   2,300,000    2,296,742
       UBS Finance, Inc. 1.070%, due
         04/06/04..............................   6,000,000    5,982,880
       Unicredito
        1.090%, due 02/06/04...................   5,800,000    5,793,678
        1.090%, due 03/09/04...................     800,000      798,353
                                                            ------------
                                                             121,145,802
                                                            ------------
       Repurchase Agreement - 7.7%
       Credit Suisse First Boston Corp.
         Repurchase Agreement, dated 12/31/03
         at 0.88% to be repurchased at
         $19,002,322 on 01/05/04 collateralized
         by $17,121,000 USTIIN 3.00% due
         07/15/12 with a value of
         $19,460,516...........................  19,000,000   19,000,000
       State Street Bank & Trust Co.,
         Repurchase Agreement, dated
         12/31/03 at 0.15% to be repurchased at
         $9,576,080 on 1/02/04 collateralized
         by $9,640,000 FFCB 2.125% due
         08/15/05 with a value of $9,768,511...   9,576,000    9,576,000
                                                            ------------

               ------------------------------------------------------------
               Security                           Par            Value
               Description                       Amount         (Note 2)
               ------------------------------------------------------------
               Total Repurchase Agreements
               (Cost $28,576,000)                            $  28,576,000
                                                             -------------
               Total Short-Term Investments
               (Cost $322,311,047)                             322,311,047
                                                             -------------

               TOTAL INVESTMENTS - 204.0%
               (Cost $745,100,063)                             749,463,938

               Other Assets and Liabilities (net) - (104.0%)  (382,073,617)
                                                             -------------

               TOTAL NET ASSETS - 100.0%                     $ 367,390,321
                                                             =============

Portfolio Footnotes:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

USTIIN - United States Treasury Inflation Index Note

FFCB - Federal Farm Credit Bank

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        57.77%
                 AA                                       0.92%
                 A                                       40.57%
                 BBB                                      0.51%
                 BB                                       0.23%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                 Strike  Number of     Value
 Put Options                          Expiration Price   Contracts    (Note 2)
 ------------------------------------------------------------------------------
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $6.50   (6,300,000) $ (27,486)
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  6.00  (10,600,000)   (80,931)
 OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  7.00  (15,100,000)   (71,151)
                                                                     ---------
 (Written Option Premium $265,047)...                                $(179,568)
                                                                     =========

                                                 Strike  Number of     Value
 Call Options                         Expiration Price   Contracts    (Note 2)
 ------------------------------------------------------------------------------
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $4.00   (6,300,000) $ (73,225)
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  3.80  (10,600,000)   (86,528)
 OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  4.00  (15,100,000)  (102,635)
                                                                     ---------
 (Written Option Premium $295,155)...                                $(262,388)
                                                                     =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 99.1%
         Communications Equipment - 18.1%
         Avaya, Inc.*............................ 139,700 $  1,807,718
         Cisco Systems, Inc.*....................  36,800      893,872
         Comverse Technology, Inc.*.............. 155,300    2,731,727
         Corning, Inc.*(a)....................... 183,200    1,910,776
         Enterasys Networks, Inc.*............... 393,997    1,477,489
         JDS Uniphase Corp.*..................... 196,500      717,225
         Marvell Technology Group, Ltd.*......... 122,499    4,646,387
         Nokia Oyj (ADR)......................... 161,400    2,743,800
         QUALCOMM, Inc...........................  32,400    1,747,332
         Telefonaktiebolaget LM Ericsson (ADR)(a) 120,600    2,134,620
         UTStarcom, Inc.*(a).....................  60,600    2,246,442
                                                          ------------
                                                            23,057,388
                                                          ------------
         Computers & Peripherals - 8.6%
         Dell, Inc.*.............................  77,200    2,621,712
         Hewlett-Packard Co...................... 125,500    2,882,735
         Maxtor Corp.*...........................  62,741      696,425
         SanDisk Corp.*..........................  19,600    1,198,344
         Seagate Technology*..................... 126,065    2,382,629
         Western Digital Corp.*.................. 100,500    1,184,895
                                                          ------------
                                                            10,966,740
                                                          ------------
         Electronic Equipment & Instruments - 9.8%
         AU Optronics Corp. (ADR)(a)............. 174,622    2,081,494
         Broadcom Corp. - Class A*...............  41,200    1,404,508
         Celestica, Inc.*........................ 178,400    2,688,488
         Flextronics International, Ltd.*........ 232,600    3,451,784
         Solectron Corp.*........................ 492,100    2,908,311
                                                          ------------
                                                            12,534,585
                                                          ------------
         Financials - Diversified - 3.2%
         Charles Schwab Corp..................... 345,100    4,085,984
                                                          ------------
         Industrial Conglomerates - 1.7%
         3Com Corp.*............................. 109,100      891,347
         Tyco International, Ltd.................  45,500    1,205,750
                                                          ------------
                                                             2,097,097
                                                          ------------
         Internet & Catalog Retail - 4.1%
         Amazon.com, Inc.*.......................  37,700    1,984,528
         eBay, Inc.*.............................  49,200    3,177,828
                                                          ------------
                                                             5,162,356
                                                          ------------
         Internet Software & Services - 7.7%
         j2 Global Communications, Inc.*(a)......  44,900    1,112,173
         Monster Worldwide, Inc.*................ 135,800    2,982,168
         Orbitz, Inc. - Class A*(a)..............   9,500      220,400
         SINA Corp.*(a)..........................  27,800      938,250
         Sohu.com, Inc.*(a)......................  63,100    1,893,631
         Yahoo!, Inc.*...........................  59,600    2,692,132
                                                          ------------
                                                             9,838,754
                                                          ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Semiconductor Equipment & Products - 24.5%
          Agere Systems, Inc. - Class A*......... 268,900 $    820,145
          Applied Materials, Inc.*............... 114,900    2,579,505
          ASML Holding N.V.*(a)..................  27,800      557,390
          Cree, Inc.*(a).........................  17,851      315,784
          Cymer, Inc.*...........................  88,000    4,064,720
          Cypress Semiconductor Corp.*(a)........  90,500    1,933,080
          Emulex Corp.*..........................  56,400    1,504,752
          Integrated Circuit Systems, Inc.*......  75,500    2,150,995
          Intel Corp.............................  27,200      875,840
          KLA-Tencor Corp.*......................  47,200    2,769,224
          Kulicke & Soffa Industries, Inc.*(a)...  48,000      690,240
          STMicroelectronics N.V.................  57,719    1,558,990
          Taiwan Semiconductor Manufacturing Co.,
            Ltd. (ADR)........................... 388,419    3,977,411
          Teradyne, Inc.*........................  21,800      554,810
          Texas Instruments, Inc................. 133,000    3,907,540
          United Microelectronics Corp. (ADR)(a). 608,531    3,012,228
                                                          ------------
                                                            31,272,654
                                                          ------------
          Software - 17.9%
          Avid Technology, Inc.*.................  33,200    1,593,600
          BEA Systems, Inc.*..................... 151,800    1,867,140
          EMC Corp.*............................. 268,029    3,462,935
          Infosys Technologies, Ltd. (ADR)(a)....  13,000    1,244,100
          Mercury Interactive Corp.*.............  61,000    2,967,040
          Microsoft Corp.........................  27,700      762,858
          Novell, Inc.*.......................... 176,800    1,859,936
          Oracle Corp.*..........................  75,004      990,053
          Quest Software, Inc.*(a)...............  45,300      643,260
          SAP AG (ADR)...........................  74,500    3,096,220
          Take-Two Interactive Software, Inc.*(a)  42,200    1,215,782
          VERITAS Software Corp.*................  84,700    3,147,452
                                                          ------------
                                                            22,850,376
                                                          ------------
          Telecommunication Services - Wireless - 3.5%
          Amdocs, Ltd.*..........................  46,400    1,043,072
          AT&T Wireless Services, Inc.*..........  89,100      711,909
          Mobile TeleSystems OJSC (ADR)(a).......   9,600      794,880
          Nextel Communications, Inc. - Class A*.  66,200    1,857,572
                                                          ------------
                                                             4,407,433
                                                          ------------
          Total Common Stocks (Cost $119,904,230)          126,273,367
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 16.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $3,062,017 on
        01/02/04 collateralized by $3,005,000
        FNMA 3.875% due 03/15/05 with a
        value of $3,126,618.................... $ 3,062,000 $  3,062,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $19,000 on
        01/02/04 collateralized by $20,000
        FNMA 4.50% due 08/15/04 with a
        value of $21,058.......................      19,000       19,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  18,487,874   18,487,874
                                                            ------------
      Total Short-Term Investments
      (Cost $ 21,568,874)                                     21,568,874
                                                            ------------

      TOTAL INVESTMENTS - 116.0%
      (Cost $141,473,104)                                    147,842,241

      Other Assets and Liabilities (net) - (16.0%)           (20,350,078)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $127,492,163
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Commercial Paper - 37.6%
      Banks - 24.9%
      Citibank NA 1.090%, due 02/05/04.......... $ 5,700,000 $  5,700,000
      JP Morgan Chase & Co. 1.070%, due
        02/09/04................................   5,400,000    5,400,000
      Lloyds Bank Plc 1.090%, due 03/09/04......   5,900,000    5,887,853
      National Australia Funding, Inc. 1.075%,
        due 02/10/04............................   8,500,000    8,489,847
      Royal Bank of Scotland Plc................
       1.080%, due 02/03/04.....................   1,800,000    1,798,218
       1.070%, due 03/03/04.....................   5,000,000    4,990,786
      Unicredito Italiano S.p.A. 1.090%, due
        02/06/04................................   5,800,000    5,793,678
      Wells Fargo Bank 1.070%, due 01/13/04.....   5,400,000    5,400,000
                                                             ------------
                                                               43,460,382
                                                             ------------
      Financials - Diversified - 12.7%
      CDC Commercial Paper, Inc. 1.070%, due
        03/10/04................................   5,000,000    4,989,746
      GlaxoSmithKline Capital Plc 1.140%, due
        03/10/04................................   5,300,000    5,300,570
      UBS Finance, Inc. 1.090%, due
        03/31/04................................   5,000,000    4,986,375
      Westpac Trust Securities, Ltd. 1.261%, due
        01/29/04................................   7,000,000    7,000,689
                                                             ------------
                                                               22,277,380
                                                             ------------
      Total Commercial Paper
      (Cost $65,737,762)                                       65,737,762
                                                             ------------

      Corporate Notes - 1.7%
      Financials - Diversified - 1.7%
      General Electric Capital Corp. 7.250%, due
        05/03/04................................   2,000,000    2,040,710
      Heller Financial, Inc. 6.000%, due
        03/19/04................................   1,000,000    1,010,314
                                                             ------------
      Total Corporate Notes (Cost $3,051,024)                   3,051,024
                                                             ------------
      U.S. Government & Agency Obligations - 6.4%
      Federal Farm Credit Bank
        5.400%, due 01/23/04....................   2,500,000    2,506,150
      Federal Home Loan Bank
       5.225%, due 02/09/04.....................     400,000      401,619
       3.375%, due 06/15/04.....................   6,500,000    6,564,997
      Federal Home Loan Mortgage Corporation
        5.250%, due 02/15/04....................     642,000      645,013
      Federal National Mortgage Association
        5.125%, due 02/13/04....................     998,000    1,002,495
                                                             ------------
                                                               11,120,274
                                                             ------------

     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     U.S. Government & Agency Discount Notes - 47.6%
     Federal Home Loan Bank
      1.070%, due 02/05/04...................... $   400,000 $    399,584
      1.050%, due 02/18/04......................   8,072,000    8,060,699
      1.055%, due 03/12/04......................  18,300,000   18,261,924
     Federal Home Loan Mortgage Corporation
      1.055%, due 02/02/04......................   5,900,000    5,894,467
      1.080%, due 03/05/04......................  18,500,000   18,464,480
     Federal National Mortgage Association
      1.075%, due 01/28/04......................   4,800,000    4,796,130
      1.060%, due 03/03/04......................   7,500,000    7,486,308
      1.080%, due 03/08/04......................  18,600,000   18,562,614
      1.030%, due 03/31/04......................   1,200,000    1,196,910
                                                             ------------
     Total U.S. Government & Agency Discount
     Notes (Cost $83,123,116)                                  83,123,116
                                                             ------------
     Foreign Government - 1.2%
     Republic of Italy 5.250%, due 01/16/04
       (Cost $2,083,495)........................   2,080,000    2,083,495
                                                             ------------
     Repurchase Agreements - 6.9%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement, dated 12/24/03
       at 0.97% to be repurchased at
       $11,002,668 on 01/02/04 collateralized
       by $7,769,000 USTN 8.75% due
       05/15/20 with a value of $11,092,675.....  11,000,000   11,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.10% to
       be repurchased at $1,060,006 on
       01/02/04 collateralized by $1,010,000
       FNMA 5.25% due 06/15/06 with a value
       of $1,081,794............................   1,060,000    1,060,000
                                                             ------------
     Total Repurchase Agreements
     (Cost $12,060,000)                                        12,060,000
                                                             ------------

     TOTAL INVESTMENTS - 101.4%
     (Cost $177,175,670)                                      177,175,671

     Other Assets and Liabilities (net) - (1.4%)               (2,509,823)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $174,665,848
                                                             ============

Portfolio Footnotes:

USTN - United States Treasury Note.

FHLMC - Federal Home Loan Mortgage Corporation.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Municipals - 4.5%
      Brazos Texas Higher Education
        Authority, Inc.
       1.190%, due 12/01/37//\/.............. $  6,300,000 $    6,300,000
       1.240%, due 12/01/39//\/..............    5,900,000      5,900,000
      California Infrastructure & Economic
        Development 5.000%, due
        07/01/36.............................    1,350,000      1,389,029
      California State 2.000%, due
        06/16/04.............................    7,300,000      7,314,819
      Clark Country Nevada School District
        5.375%, due 06/15/13.................    2,000,000      2,292,960
      Energy Northwest Wash Electric Revenue
       5.500%, due 07/01/12..................    1,600,000      1,816,832
       5.500%, due 07/01/14..................    2,000,000      2,278,800
      Florida State, Series A 5.000%, due
        06/01/32.............................    1,250,000      1,282,000
      Florida State Board of Education
        5.000%, due 06/01/32.................    2,925,000      3,006,110
      Florida State Turnpike Authority
        5.000%, due 07/01/33.................    1,500,000      1,539,405
      Georgia State, Series B 5.000%, due
        05/01/20.............................    2,000,000      2,125,680
      Golden St Tob Securitization Corp.
       6.250%, due 06/01/33..................      340,000        326,740
       6.750%, due 06/01/39..................    3,400,000      3,354,644
      Illinois State 5.100%, due 06/01/33....    1,900,000      1,746,993
      Lower Colorado River Authority
        5.000%, due 05/15/28.................      600,000        614,382
      Missouri Higher Education Loan
        Authority 1.190%, due 07/15/29//\/...      600,000        600,000
      New York NY City Municipal Water
        5.000%, due 06/15/34.................    2,000,000      2,042,200
      New York State Dormitory Authority
        Revenues 5.000%, due 03/15/27........      600,000        611,472
      New York State Urban Development
        Corp. 6.500%, due 01/01/10...........    1,200,000      1,440,936
      South Carolina Transportation
        Infrastructure 5.000%, due 10/01/33..    2,900,000      2,985,434
      Tacoma Washington Regional Water
        Supply Systems 5.000%, due
        12/01/32.............................      800,000        816,096
      Tobacco Settlement Funding Corp
       6.375%, due 06/01/32..................    1,400,000      1,359,708
       5.875%, due 05/15/39..................      800,000        701,328
      Utah Trans Authority Sales Tax Revenues
        5.000%, due 06/15/32.................    1,000,000      1,023,870
      Virginia College Building Authority Va
        Revenues 5.000%, due 02/01/10........    1,500,000      1,683,000
                                                           --------------
      Total Municipals (Cost $54,068,656)                      54,552,438
                                                           --------------

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 9.3%
      Asset-Backed Securities - 0.8%
      Bear Stearns Asset Backed Securities,
        Inc. 1.540%, due 10/27/32//\/........ $    311,855 $      312,341
      Chase Funding Mortgage Loan
        1.470%, due 09/25/29//\/.............    4,124,552      4,131,666
      Credit-Based Asset Servicing and
        Securitization 1.480%, due
        08/25/29//\/.........................      532,264        532,961
      First Franklin Mortgage Loan Trust
        2.800%, due 02/25/33//\/.............    3,756,547      3,808,495
      MLCC Mortgage Investors, Inc.
        1.540%, due 03/15/25//\/.............      286,442        286,759
      Residential Asset Securitization Trust
        7.130%, due 07/25/31.................      171,256        173,633
      United Air Lines, Inc. 1.390%, due
        03/02/04//\/.........................      341,348        278,583
      Vanderbilt Mortgage Finance, Inc.
        6.545%, due 04/07/18.................      150,000        155,738
                                                           --------------
                                                                9,680,176
                                                           --------------
      Automobiles - 0.6%
      Ford Motor Co. 7.450%, due
        07/16/31.............................      840,000        851,327
      Ford Motor Credit Co. 6.700%, due
        07/16/04.............................      400,000        410,331
      General Motors Acceptance Corp.
        8.000%, due 11/01/31.................    3,200,000      3,604,224
      General Motors Corp. 8.250%, due
        07/15/23.............................    1,400,000      1,593,647
      Daimler Chrysler North America
        Holdings 8.500%, due 01/18/31........      900,000      1,078,471
                                                           --------------
                                                                7,538,000
                                                           --------------
      Collateralized Mortgage Obligations - 5.4%
      Bear Stearns Adjustable Rate Mortgage
        Trust 5.380%, due 02/25/33//\/.......    1,149,787      1,167,045
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due 11/15/16      466,412        490,911
      Cendant Mortgage Corp. 6.000%, due
        07/25/43 (144a)(c)...................    2,335,837      2,318,767
      Countrywide Home Loans
       6.500%, due 11/25/13..................       82,274         82,981
       6.000%, due 08/25/17..................    4,743,850      4,885,029
       6.500%, due 07/25/32..................    1,215,201      1,238,311
      Credit Suisse First Boston Mortgage
        Securities Corp.
       1.540%, due 02/25/32//\/..............      566,216        566,896
       2.478%, due 03/25/32//\/(144A)(c).....      923,054        920,052
       5.000%, due 01/25/33..................    2,307,971      2,317,681
       2.36%, due 08/25/33 (144A)(c).........    2,874,001      2,858,059

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                     Par          Value
      Description                                 Amount       (Note 2)
      --------------------------------------------------------------------

      Collateralized Mortgage Obligations - continued
      FFCA Secured Lending Corp. 7.850%,
        due 05/18/26 (144a)(c)................ $  2,200,000 $    2,340,321
      Financial Asset Secs Corp. 1.270%, due
        09/27/33 (144a)(c)//\/................    2,835,367      2,836,453
      GMAC Mortgage Corp. 5.940%, due
        07/01/13..............................      177,123        177,744
      GSR Mortgage Loan Trust 6.000%, due
        03/25/32..............................       47,217         48,197
      Indymac ARM Trust 6.700%, due
        01/25/31//\/..........................       25,097         25,741
      Mellon Residential Funding Corp.
        3.790%, due 07/25/29//\/..............      193,743        192,533
      PNC Mortgage Securities Corp. 0.000%,
        due 01/25/15+.........................      114,719        109,650
      Renaissance Home Equity Loan Trust
        1.580%, due 08/25/33//\/..............    2,858,184      2,867,116
      Residential Accredit Loans, Inc. 5.500%,
        due 06/25/17..........................      124,727        128,520
      Residential Funding Mortgage Securities,
        Inc. 6.250%, due 09/25/32.............    4,841,833      5,049,402
      Residential Funding Mortgage Security
       6.375%, due 01/25/09...................    5,260,039      5,253,755
       6.500%, due 06/25/09...................       42,427         43,523
       6.500%, due 03/25/24...................   11,677,659     11,819,047
       5.600%, due 09/25/32//\/...............      678,090        695,639
      Sequoia Mortgage Trust 1.520%, due
        07/20/33//\/..........................    1,928,105      1,932,612
      Small Business Administration 7.449%,
        due 08/01/10..........................    2,073,866      2,256,507
      Structured Asset Mortgage Investments,
        Inc. 3.230%, due 03/25/32//\/.........    7,845,602      7,932,646
      United Mortgage Securities Corp.
       3.910%, due 06/25/32//\/...............       53,242         53,663
       4.520%, due 09/25/33//\/...............       18,155         18,321
      Washington Mutual, Inc.
       6.000%, due 03/25/17...................      756,913        769,993
       5.160%, due 10/25/32//\/...............      843,085        863,750
       3.160%, due 02/27/34//\/...............    2,020,595      2,053,949
       2.800%, due 12/25/40//\/...............       19,519         19,673
      Wells Fargo Mortgage Backed Securities
        Trust
       6.640%, due 10/25/31//\/...............       42,755         42,790
       6.010%, due 01/25/32//\/...............      127,888        129,665
       4.740%, due 09/25/32//\/...............      223,122        225,062
       5.020%, due 09/25/32//\/...............      702,087        714,319
                                                            --------------
                                                                65,446,323
                                                            --------------
      Communications Equipment & Services - 0.6%
      Cingular Wireless LLC 6.500%, due
        12/15/11..............................      700,000        766,702

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Communications Equipment & Services - continued
      Qwest Corp.
       7.200%, due 11/01/04.................. $    900,000 $      924,750
       8.875%, due 03/15/12 (144A)(c)........    1,650,000      1,901,625
      Sprint Capital Corp.
       6.000%, due 01/15/07..................      700,000        748,254
       6.125%, due 11/15/08..................    1,830,000      1,953,013
       6.375%, due 05/01/09(b)...............      470,000        502,985
                                                           --------------
                                                                6,797,329
                                                           --------------
      Financials - Diversified - 0.6%
      Associates Corp. of North America
        6.200%, due 05/16/05.................      500,000        531,428
      CIT Group, Inc. 7.750%, due
        04/02/12.............................    1,900,000      2,248,257
      Citigroup, Inc. 5.625%, due 08/27/12...    1,000,000      1,057,452
      Heller Financial, Inc. 6.375%, due
        03/15/06.............................      400,000        436,562
      Mid-State Trust, - Class A 7.791%,
        due 03/15/38.........................      460,355        505,794
      Morgan Stanley Group, Inc. 5.300%,
        due 03/01/13(b)......................      800,000        818,679
      Qwest Capital Funding, Inc.
       7.750%, due 08/15/06..................      700,000        728,000
       7.250%, due 02/15/11..................      510,000        504,900
      Small Business Administration
       6.353%, due 03/01/11..................      267,870        281,924
       5.500%, due 10/01/18..................      250,881        263,982
                                                           --------------
                                                                7,376,978
                                                           --------------
      Oil & Gas - 0.6%
      El Paso Corp. 7.750%, due
        01/15/32(b)..........................    3,000,000      2,572,500
      Pemex Project Funding Master Trust
       7.375%, due 12/15/14..................    1,700,000      1,823,250
       8.625%, due 02/01/22..................    2,800,000      3,115,000
                                                           --------------
                                                                7,510,750
                                                           --------------
      Telecommunication Services - Diversified - 0.1%
      AT&T Corporation 8.750%, due 11/15/31        800,000        938,079
                                                           --------------
      Utilities - 0.6%
      Edison International, Inc. 6.875%, due
        09/15/04.............................    2,150,000      2,219,875
      Entergy Gulf States 3.600%, due
        06/01/08 (144A)(c)...................    1,400,000      1,350,840
      Oncor Electric Delivery Co. 7.250%, due
        01/15/33.............................    1,300,000      1,483,675
      Progress Energy, Inc. 6.850%, due
        04/15/12.............................    1,500,000      1,674,931
                                                           --------------
                                                                6,729,321
                                                           --------------
      Total Domestic Bonds & Debt Securities
      (Cost $108,646,808)                                     112,016,956
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                   Par          Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       Foreign Bonds & Debt Securities - 2.3%
       Foreign Government - 2.1%
       Federal Republic of Brazil
        2.000%, due 04/15/06//\/............. $  2,120,000 $    2,098,164
        11.500%, due 03/12/08................    1,440,000      1,677,600
        11.000%, due 01/11/12................    1,150,000      1,339,750
        8.000%, due 04/15/14.................    2,290,423      2,254,921
        11.000%, due 08/17/40................      500,000        552,500
       Republic of Chile
         5.500%, due 01/15/13................    1,500,000      1,546,500
       Republic of Panama
        8.250%, due 04/22/08.................      750,000        828,750
        9.375%, due 01/16/23.................      500,000        547,500
       Republic of Peru
        9.125%, due 01/15/08.................    2,600,000      3,068,000
        9.125%, due 02/21/12.................    1,500,000      1,680,000
        9.875%, due 02/06/15.................      400,000        466,000
       United Mexican States
        6.375%, due 01/16/13.................      900,000        936,000
        11.375%, due 09/15/16................      350,000        497,000
        8.300%, due 08/15/31.................    5,600,000      6,328,000
       United Mexican States, Series A
         8.000%, due 09/24/22................    1,500,000      1,644,750
                                                           --------------
                                                               25,465,435
                                                           --------------
       Industrial - Diversified - 0.1%
       Tyco International Group S.A. 4.375%,
         due 11/19/04........................    1,000,000      1,267,006
                                                           --------------
       Telecommunication Services - Diversified - 0.1%
       Deutsche Telekom International Finance
         BV (Yankee) 7.750%, due
         06/15/05............................      600,000        651,122
                                                           --------------
       Total Foreign Bonds & Debt Securities
       (Cost $24,684,888)                                      27,383,563
                                                           --------------
       U.S. Government & Agency Obligations - 32.9%
       Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07.................    1,613,710      1,661,770
        7.000%, due 07/01/07.................        2,164          2,195
        4.500%, due 10/01/07.................    7,508,905      7,695,412
        6.500%, due 05/15/08.................    2,232,804      2,290,432
        7.000%, due 09/01/10.................       26,657         28,445
        6.500%, due 04/01/11.................      234,656        248,878
        6.000%, due 05/01/11.................      313,314        329,289
        5.500%, due 05/01/14.................      170,592        177,431
        6.000%, due 06/01/14.................      258,663        271,646
        6.000%, due 10/01/14.................       37,026         38,884
        6.000%, due 03/01/15.................        7,534          7,912
        5.500%, due 04/01/16.................      150,385        155,985
        5.000%, due 09/15/16.................    3,923,087      4,021,594
        6.000%, due 01/15/20.................    4,961,129      5,050,570

          ------------------------------------------------------------
          Security                             Par          Value
          Description                         Amount       (Note 2)
          ------------------------------------------------------------

          U.S. Government & Agency Obligations - continued
          Federal Home Loan Mortgage Corp. - continued
           6.000%, due 03/01/21........... $  2,112,644 $    2,195,110
           6.000%, due 01/01/22...........    6,097,163      6,335,163
           6.000%, due 10/01/22...........   20,339,225     21,134,639
           6.000%, due 10/15/22...........    1,479,118      1,503,860
           6.375%, due 10/15/22...........      475,757        481,330
           6.500%, due 10/15/22...........    2,430,009      2,475,026
           6.000%, due 12/01/22...........    1,118,295      1,162,029
           6.000%, due 02/01/23...........    2,684,922      2,789,923
           5.500%, due 03/01/23...........    4,277,061      4,375,024
           6.000%, due 04/01/23...........      809,005        840,681
           2.630%, due 11/15/23//\/.......    1,819,569      1,882,770
           6.500%, due 01/15/24...........      145,000        155,360
           6.000%, due 03/15/27...........      195,987        195,968
           6.000%, due 09/15/27...........   27,084,000     27,396,195
           6.000%, due 01/15/28...........    2,798,308      2,809,964
           5.625%, due 07/15/28...........    1,199,081      1,205,603
           5.000%, due 02/15/29...........      335,973        336,028
           6.500%, due 06/01/29...........        9,113          9,554
           6.000%, due 12/15/29...........    5,926,091      6,055,802
           6.500%, due 06/15/30...........    6,111,420      6,166,728
           5.500%, due 05/15/31...........    9,787,761      9,948,129
           5.930%, due 11/01/31//\/.......    1,098,231      1,127,883
           3.500%, due 07/15/32...........    1,975,477      1,979,497
           5.190%, due 08/01/32//\/.......    8,251,305      8,464,756
           5.500%, due TBA(a).............    6,500,000      6,735,625
                                                        --------------
                                                           139,743,090
                                                        --------------
          Federal National Mortgage Assoc.
           6.090%, due 10/01/08...........      489,818        533,477
           6.000%, due 11/01/08...........       62,182         65,495
           6.500%, due 03/01/09...........       12,633         13,117
           5.500%, due 11/01/10...........      729,184        750,685
           7.000%, due 04/01/11...........      173,928        185,922
           7.000%, due 05/01/11...........       86,180         92,173
           5.500%, due 02/01/12...........       14,396         15,000
           5.500%, due 07/01/13...........      132,378        137,868
           8.000%, due 11/01/13...........      113,958        122,732
           6.500%, due 12/01/13...........       61,641         65,424
           5.500%, due 01/01/14...........      104,987        109,230
           8.000%, due 08/01/14...........       34,508         36,005
           5.500%, due 03/01/16...........      396,937        412,979
           6.500%, due 04/01/16...........      677,168        718,703
           6.500%, due 06/01/16...........      320,472        340,128
           6.500%, due 07/01/16...........      837,716        889,098
           6.500%, due 08/01/16...........       51,016         54,145
           6.000%, due 09/01/16...........      188,053        197,519
           6.500%, due 09/01/16...........      304,535        323,214
           6.500%, due 10/01/16...........      605,700        642,851

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


             -----------------------------------------------------------
             Security                          Par            Value
             Description                      Amount         (Note 2)
             -----------------------------------------------------------

             U.S. Government & Agency Obligations - continued
             Federal National Mortgage Assoc. - continued
              5.500%, due 11/01/16........ $     25,726   $       26,700
              5.500%, due 02/01/17........      452,417          469,466
              6.500%, due 02/01/17........      347,961          369,304
              6.000%, due 03/01/17........      492,080          516,899
              6.000%, due 04/01/17........      235,066          246,921
              5.500%, due 05/01/17........      517,664          537,172
              6.000%, due 05/01/17........      364,551          382,938
              5.500%, due 06/01/17........       36,205           37,570
              6.000%, due 06/01/17........      540,161          567,405
              6.000%, due 07/01/17........      559,406          587,620
              6.500%, due 07/01/17........      334,418          355,017
              6.000%, due 08/01/17........      817,452          858,681
              5.500%, due 09/01/17........      230,745          239,441
              6.000%, due 09/01/17........      257,271          270,247
              6.500%, due 10/01/17........      122,481          130,025
              5.500%, due 11/01/17........    9,132,319        9,476,462
              5.500%, due 12/01/17........    1,225,166        1,271,335
              6.000%, due 01/01/18........      454,256          477,167
              5.500%, due 03/01/18........      383,297          397,745
              5.500%, due 04/01/18........       68,907           71,510
              5.500%, due 05/01/18........      242,853          252,027
              6.000%, due 12/01/18........      194,633          202,641
              6.000%, due 06/01/22........   17,375,652       18,060,399
              6.000%, due 09/01/22........    5,100,005        5,300,909
              6.000%, due 10/01/22........    3,152,267        3,276,493
              6.000%, due 01/01/23........    5,293,155        5,501,750
              5.500%, due 06/01/23........    5,689,655        5,821,780
              8.000%, due 10/01/25........       25,703           27,995
              3.340%, due 10/01/28//\/....    1,270,306        1,313,982
              6.000%, due 12/25/28........      413,544          416,842
              6.000%, due 06/01/29........      150,405          155,776
              5.500%, due 02/25/30........    1,851,464        1,867,817
              6.000%, due 04/25/30........    1,816,793        1,852,375
              7.500%, due 09/01/30........        5,790            6,189
              6.720%, due 02/01/31//\/....    3,990,380        4,082,723
              2.040%, due 04/25/32//\/....    2,133,717        2,154,465
              5.695%, due 07/01/32........    1,057,788        1,076,635
              5.630%, due 09/01/32//\/....    3,409,132        3,531,343
              5.500%, due 10/01/32........      103,194          104,624
              4.800%, due 11/01/32//\/....    4,625,128        4,741,546
              5.500%, due 12/01/32........      999,999        1,013,862
              5.500%, due 01/01/33........      143,915          145,908
              5.500%, due 02/01/33........    2,316,645        2,348,759
              5.500%, due 03/01/33........      855,985          867,833
              5.500%, due 04/01/33........    1,324,326        1,342,685
              5.500%, due 05/01/33........    2,132,176        2,161,689
              5.500%, due 06/01/33........      540,062          547,542
              5.500%, due 07/01/33........      862,295          874,231
              5.500%, due 08/01/33........    1,775,522        1,800,098

        ----------------------------------------------------------------
        Security                                 Par          Value
        Description                             Amount       (Note 2)
        ----------------------------------------------------------------

        U.S. Government & Agency Obligations - continued
        Federal National Mortgage Assoc. - continued
         5.500%, due 09/01/33............... $ 14,262,128 $   14,459,543
         5.500%, due 10/01/33...............    4,731,596      4,797,091
         5.500%, due 11/01/33...............    7,953,154      8,063,241
         5.150%, due 09/01/34//\/...........    1,315,147      1,338,257
         4.870%, due 12/01/36//\/...........    3,735,288      3,801,711
         6.500%, due 12/25/42...............    2,207,800      2,346,339
         5.500%, due TBA(a).................    9,000,000      9,118,125
                                                          --------------
                                                             137,770,615
                                                          --------------
        Federal National Mortgage Assoc., REMIC
         6.750%, due 05/25/22...............      545,728        545,676
         6.000%, due 08/25/22...............    1,237,243      1,261,868
         6.250%, due 10/25/22...............    3,089,649      3,140,413
         6.500%, due 12/25/22...............    6,483,241      6,554,633
        Government National Mortgage Assoc.
         8.250%, due 02/15/09...............       54,530         58,291
         6.000%, due 04/15/14...............      202,283        213,747
         7.000%, due 10/15/23...............      130,728        140,308
         7.500%, due 01/15/26...............      118,623        127,677
         1.454%, due 05/15/29...............       43,797         43,848
         7.500%, due 04/15/31...............    6,439,864      7,213,439
         5.500%, due 11/20/31...............    2,280,592      2,317,480
                                                          --------------
                                                              10,114,790
                                                          --------------
        Government National Mortgage Assoc.,
          REMIC
         1.650%, due 02/16/30//\/...........      155,494        156,651
         1.450%, due 01/16/31//\/...........      678,293        679,978
                                                          --------------
                                                                 836,629
                                                          --------------
        U.S. Treasury Bond
         7.500%, due 11/15/16(b)............   25,600,000     32,600,013
         6.250%, due 08/15/23...............    7,900,000      9,006,932
         6.875%, due 08/15/25(b)............   24,300,000     29,734,282
         5.500%, due 08/15/28(b)............    1,400,000      1,458,681
                                                          --------------
                                                              72,799,908
                                                          --------------
        U.S. Treasury Bond STRIPS
         0.000%, due 11/15/21(b)............    1,225,000        467,760
         0.000%, due 11/15/22(b)............   13,600,000      4,848,971
                                                          --------------
        U.S. Treasury Inflation Index Note
         3.375%, due 01/15/07(b)............   12,027,413     13,032,832
         3.625%, due 01/15/08(b)............   91,040,221    100,713,336
         3.875%, due 01/15/09(b)............   13,537,080     15,290,565
         4.250%, due 01/15/10(b)............   11,216,124     13,043,130
                                                          --------------
                                                             142,079,863
                                                          --------------
        U.S. Treasury Note
         1.250%, due 05/31/05(b)............   47,000,000     46,889,879
         3.125%, due 09/15/08(b)............    4,400,000      4,398,799

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                Shares/Par      Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       U.S. Government & Agency Obligations - continued
       U.S. Treasury Note - continued
        3.000%, due 07/15/12(b).............. $    411,584 $      448,820
                                                           --------------
       Total U.S. Government & Agency                          51,737,498
                                                           --------------
       Obligations (Cost $573,311,807).......                 571,901,714
                                                           --------------

       Warrants - 0.0%
       Foreign Government - 0.0%
       United Mexican States
        0.000%, due 06/01/04(d)..............    1,500,000         15,000
        0.000%, due 06/01/05(d)..............    1,500,000          3,000
        0.000%, due 06/30/06(d)..............    1,500,000          3,000
        0.000%, due 06/07/07(d)..............    1,500,000          1,875
                                                           --------------
       Total Warrants (Cost $0)                                    22,875
                                                           --------------

       Options - 0.0%
       Eurodollar Put
        Expires 03/15/04.....................          630              0
        Expires 06/14/04.....................          120              0
                                                           --------------
       Total Options (Cost $7,500)                                      0
                                                           --------------

       Short-Term Investments - 60.7%
       Banks - 2.8%
       Lloyds Bank Plc 1.090%, due
         03/09/04............................    3,300,000      3,293,206
       Rabobank USA Financial Corp. 1.070%,
         due 01/20/04........................   30,000,000     29,983,058
       Royal Bank of Scotland Plc 1.075%, due
         02/03/04............................    1,000,000        999,015
                                                           --------------
                                                               34,275,279
                                                           --------------
       Financials - Diversified - 6.2%
       CBA Finance, Inc. 1.070%, due
         01/27/04............................    5,600,000      5,595,672
       HBOS Treasury Services Plc
        1.075%, due 03/29/04.................   10,000,000      9,973,722
        1.100%, due 04/16/04.................   20,000,000     19,935,223
       Shell Finance UK Plc 1.060%, due
         03/17/04............................    9,400,000      9,378,965
       UBS Finance, Inc. 1.060%, due
         01/21/04............................   30,000,000     29,982,333
                                                           --------------
                                                               74,865,915
                                                           --------------
       Food Products - 0.3%
       Kraft Foods, Inc. 2.080%, due
         01/01/04............................    4,400,000      4,400,000
                                                           --------------
       U.S. Government & Agency Discount Notes - 6.3%
       Federal Home Loan Mortgage Corp.
        1.070%, due 01/22/04(b)..............   26,200,000     26,183,647

      -------------------------------------------------------------------
      Security                                   Shares/Par     Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      U.S. Government & Agency Discount Notes - continued
       1.075%, due 02/05/04.................... $    700,000 $    699,268
       1.050%, due 03/11/04....................   11,500,000   11,476,521
      Federal National Mortgage Assoc.
       1.075%, due 03/03/04....................    6,900,000    6,887,225
       1.080%, due 03/03/04....................    4,300,000    4,292,002
       1.090%, due 03/03/04....................    6,700,000    6,687,423
       1.050%, due 03/17/04....................    3,100,000    3,093,128
       1.090%, due 03/24/04....................    4,800,000    4,787,937
       1.075%, due 04/05/04....................    8,900,000    8,874,753
       1.080%, due 04/07/04....................    2,800,000    2,791,852
                                                             ------------
                                                               75,773,756
                                                             ------------
      U.S. Government & Agency Obligations - 12.4%
      U.S. Treasury Bill
       0.860%, due 03/04/04....................    2,190,000    2,186,908
       0.860%, due 03/11/04....................    4,010,000    4,003,696
       0.850%, due 03/18/04....................    6,060,000    6,049,341
       0.820%, due 04/08/04(b).................  108,600,000  108,341,966
       0.880%, due 04/22/04(b).................    2,600,000    2,592,881
       0.880%, due 05/20/04(b).................   26,500,000   26,408,734
                                                             ------------
                                                              149,583,526
                                                             ------------
      Commercial Paper - 5.3%
      Danske Corp.
       1.065%, due 01/20/04....................   15,000,000   14,991,568
       1.080%, due 02/13/04....................    8,800,000    8,788,648
       1.070%, due 03/18/04....................   10,000,000    9,977,114
      General Electric Capital Corp.
       1.110%, due 04/07/04....................   10,000,000    9,970,092
       1.090%, due 04/14/04....................   20,000,000   19,937,022
                                                             ------------
                                                               63,664,444
                                                             ------------
      Repurchase Agreements - 2.0%
      Credit Suisse First Boston Corp.
        Repurchase Agreement, dated 12/31/03
        at 0.88% to be repurchased at
        $7,500,917 on 01/05/04 collateralized
        by $6,758,000 USTIIN 3.00% due
        07/15/12 with a value of $7,681,454....    7,500,000    7,500,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.15% to
        be repurchased at $16,624,139 on
        01/02/04 collateralized by $16,900,000
        FNMA 2.00% due 05/20/05 with a value
        of $16,959,387.........................   16,624,000   16,624,000
                                                             ------------
                                                               24,124,000
                                                             ------------
      Money Market - 25.4%
      State Street Navigator Securities Lending
        Prime Portfolio(e).....................  306,667,514  306,667,514
                                                             ------------
      Total Short-Term Investments
      (Cost $733,302,691)                                     733,354,434
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


             -----------------------------------------------------------
             Security                      Shares/Par        Value
             Description                     Amount         (Note 2)
             -----------------------------------------------------------

             TOTAL INVESTMENTS - 109.7%
             (Cost $1,492,768,318)                       $1,499,231,980

             Other Assets and Liabilities (net) - (9.7%)   (291,646,646)
                                                         --------------

             TOTAL NET ASSETS - 100.0%                   $1,207,585,334
                                                         ==============

Portfolio Footnotes:

//\/ Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

USTIIN - United States Treasury Inflation Index Note

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        80.92%
                 AA                                       2.21%
                 A                                       12.74%
                 BBB                                      2.46%
                 BB                                       0.67%
                 B                                        0.91%
                 Below B                                  0.09%
                                                        ------
                 Total:                                 100.00%
                                                        ======


                                             Strike  Number of      Value
  Put Options                     Expiration Price   Contracts     (Note 2)
  ---------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 10/07/2004 $6.00  (80,000,000) $  (610,800)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005  7.00  (11,200,000)     (52,886)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005  6.65  (51,800,000)    (341,880)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005  7.00  (23,200,000)    (298,978)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005  6.00  (19,900,000)    (494,515)
                                                                 -----------
  (Written Option Premium $2,733,350)                            $(1,799,059)
                                                                 ===========

                                          Strike   Number of      Value
    Call Options               Expiration Price    Contracts     (Note 2)
    -----------------------------------------------------------------------
    10 Year U.S. Treasury Note 02/20/2004 $113.00        (228) $  (267,188)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 10/07/2004    3.80 (80,000,000)    (653,040)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 01/07/2005    4.00 (11,200,000)    (130,984)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 09/23/2005    4.00 (95,300,000)  (1,098,142)
                                                               -----------
    (Written Option Premium $2,946,555)                        $(2,149,354)
                                                               ===========

                                                                  Value
     Securities Sold Short Interest Rate Maturity   Proceeds     (Note 2)
     ----------------------------------------------------------------------
      Republic of Germany.     6.00%     06/20/16 $     52,039 $     16,389
      U.S. Treasury Note..     3.25%     08/15/07   29,345,404   29,590,208
      U.S. Treasury Note..     3.00%     11/15/07   29,986,875   30,267,210
      U.S. Treasury Note..     6.00%     08/15/10   51,704,278   57,264,836
      U.S. Treasury Note..     3.63%     05/15/13   61,440,148   62,402,908
                                                  ------------ ------------
                                                  $172,528,744 $174,541,551
                                                  ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Shares/Par   Value
      Description                                     Amount    (Note 2)
      --------------------------------------------------------------------

      Convertible Bonds - 0.0%
      Aerospace & Defense - 0.0%
      Timco Aviation Services, Inc. Convertible,
        8.000%, due 01/02/07 (Cost $23)............  $   598   $        33
                                                               -----------

      Common Stocks - 95.2%
      Aerospace & Defense - 1.1%
      Teledyne Technologies, Inc.*.................   20,630       388,875
      United Defense Industries, Inc.*.............    6,311       201,195
                                                               -----------
                                                                   590,070
                                                               -----------
      Airlines - 1.4%
      ExpressJet Holdings, Inc.*...................   11,600       174,000
      Mesa Air Group, Inc.*(a).....................   46,898       587,163
                                                               -----------
                                                                   761,163
                                                               -----------
      Auto Components - 0.5%
      Cooper Tire & Rubber Co......................   12,100       258,698
                                                               -----------
      Automobiles - 2.3%
      American Axle & Manufacturing Holdings, Inc.*   10,150       410,263
      Autoliv, Inc.................................   21,300       801,945
                                                               -----------
                                                                 1,212,208
                                                               -----------
      Banks - 4.7%
      Brookline Bancorp, Inc.......................   20,989       321,971
      Commerce Bancorp, Inc.(a)....................    5,800       305,544
      Compass Bancshares, Inc......................   11,353       446,287
      Providian Financial Corp.*...................   65,113       757,915
      TCF Financial Corp...........................    9,100       467,285
      Westamerica Bancorp..........................    3,675       182,648
                                                               -----------
                                                                 2,481,650
                                                               -----------
      Biotechnology - 0.7%
      Myogen, Inc.*................................   11,860       169,598
      Neurocrine Biosciences, Inc. *...............    3,445       187,890
                                                               -----------
                                                                   357,488
                                                               -----------
      Building Products - 0.3%
      York International Corp......................    4,800       176,640
                                                               -----------
      Chemicals - 1.4%
      Macdermid, Inc...............................   10,800       369,792
      RPM International, Inc.......................   23,300       383,518
                                                               -----------
                                                                   753,310
                                                               -----------
      Commercial Services & Supplies - 4.3%
      AMN Healthcare Services, Inc.*(a)............    9,200       157,872
      Arbitron, Inc.*..............................    6,700       279,524
      Coinstar, Inc.*(a)...........................    1,900        34,314
      Eletronics For Imaging, Inc.*................    6,100       158,722
      Imagistics International, Inc.*..............    3,000       112,500
      Interactive Data Corp.*......................    3,600        59,616
      MAXIMUS, Inc.*(a)............................    6,681       261,428

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Commercial Services & Supplies - continued
         Rent-A-Center, Inc.*...................... 28,550 $   853,074
         Valassis Communications, Inc.*............ 12,900     378,615
                                                           -----------
                                                             2,295,665
                                                           -----------

         Communications Equipment & Services - 1.4%
         Cincinnati Bell, Inc.*.................... 14,100      71,205
         Commonwealth Telephone Enterprises, Inc.*.  4,706     177,651
         Infonet Services Corp. - Class B*......... 29,500      50,150
         Scientific-Atlanta, Inc...................  8,700     237,510
         West Corp.*...............................  9,900     229,977
                                                           -----------
                                                               766,493
                                                           -----------
         Computers & Peripherals - 3.4%
         Advanced Fibre Communications, Inc.*...... 17,000     342,550
         FactSet Research Systems, Inc.............  2,600      99,346
         Hutchinson Technology, Inc.*..............  4,200     129,108
         SanDisk Corp.*(a).........................  9,300     568,602
         Storage Technology Corp.*................. 25,051     645,063
                                                           -----------
                                                             1,784,669
                                                           -----------
         Construction & Engineering - 3.0%
         NVR, Inc.*................................    669     311,754
         Ryland Group, Inc.........................  8,600     762,304
         Washington Group International, Inc.*..... 14,900     506,153
                                                           -----------
                                                             1,580,211
                                                           -----------
         Construction Materials - 0.3%
         Centex Construction Products, Inc.........  2,300     138,621
                                                           -----------
         Electronic Equipment & Instruments - 3.2%
         Acuity Brands, Inc........................ 15,600     402,480
         Belden, Inc...............................  8,789     185,360
         Benchmark Electronics, Inc.*.............. 21,300     741,453
         Celestica, Inc.*.......................... 24,615     370,948
                                                           -----------
                                                             1,700,241
                                                           -----------
         Energy Equipment & Services - 1.7%
         Avista Corp...............................  6,700     121,404
         Energen Corp.............................. 10,800     443,124
         Ugi Corp.................................. 10,600     359,340
                                                           -----------
                                                               923,868
                                                           -----------
         Entertainment & Leisure - 1.2%
         Brunswick Corp............................ 19,699     627,019
                                                           -----------
         Financial Services - 4.2%
         A.G. Edwards, Inc.........................  7,200     260,856
         Affiliated Managers Group, Inc.*..........  2,400     167,016
         Chicago Mercantile Exchange(a)............  2,600     188,136
         CompuCredit Corp.*........................  8,800     187,264
         Delphi Financial Group, Inc...............  3,150     113,400
         Doral Financial Corp......................  5,100     164,628
         Federated Investors, Inc. - Class B....... 11,350     333,236
         Firstfed Financial Corp.*.................  2,200      95,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Financial Services - continued
          National Financial Partners Corp........  5,830 $   160,617
          Student Loan Corp.......................  1,300     189,800
          Waddell & Reed Financial, Inc. - Class A 15,742     369,307
                                                          -----------
                                                            2,229,960
                                                          -----------
          Food Products - 0.2%
          Chiquita Brands International, Inc.*(a).  5,300     119,409
                                                          -----------
          Health Care Equipment & Supplies - 3.5%
          American Medical Systems Holdings, Inc.* 13,600     296,480
          C.R. Bard, Inc..........................  9,421     765,456
          INAMED Corp.*...........................  6,450     309,987
          Sybron Dental Specialties, Inc.*........  8,800     247,280
          Ventana Medical System, Inc.*...........  5,900     232,460
                                                          -----------
                                                            1,851,663
                                                          -----------
          Health Care Providers & Services - 4.3%
          Apria Healthcare Group, Inc.*........... 19,695     560,717
          Community Health Systems, Inc.*......... 12,600     334,908
          Health Net, Inc.*....................... 34,000   1,111,800
          Manor Care, Inc.........................  5,200     179,764
          Shopko Stores, Inc.*....................  6,700     102,175
                                                          -----------
                                                            2,289,364
                                                          -----------
          Hotels, Restaurants & Leisure - 0.4%
          Orient-Express Hotels, Ltd. - Class A... 13,400     220,162
                                                          -----------
          Industrial - Diversified - 0.5%
          IDEX Corp...............................  6,000     249,540
                                                          -----------
          Insurance - 5.9%
          Aspen Insurance Holdings Ltd.*(a).......  4,455     110,528
          IPC Holdings, Ltd....................... 11,669     454,391
          Odyssey Re Holdings Corp.(a)............ 12,300     277,365
          PMI Group, Inc..........................  8,318     309,679
          Radian Group, Inc....................... 11,300     550,875
          RenaissanceRe Holdings, Ltd............. 15,697     769,938
          Stewart Information Services Corp.......  3,900     158,145
          W.R. Berkley Corp....................... 10,986     383,961
          WellChoice, Inc.*.......................  2,900     100,050
                                                          -----------
                                                            3,114,932
                                                          -----------
          Internet Software & Services - 1.4%
          NetFlix, Inc.*..........................  3,200     175,008
          United Online, Inc.*(a).................  6,000     100,740
          VeriSign, Inc.*......................... 19,898     324,337
          WebEx Communications, Inc.*(a)..........  5,900     118,590
                                                          -----------
                                                              718,675
                                                          -----------
          IT Consulting & Services - 1.2%
          Advanced Digital Information Corp.*.....  5,100      71,400
          CACI International, Inc. - Class A*.....  9,300     452,166
          Insight Enterprises, Inc.*..............  5,900     110,920
                                                          -----------
                                                              634,486
                                                          -----------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Machinery - 2.8%
       Albany International Corp. - Class A...........  9,400 $   318,660
       Flowserve Corp.*............................... 24,400     509,472
       Terex Corp.*................................... 24,000     683,520
                                                              -----------
                                                                1,511,652
                                                              -----------
       Media - 3.3%
       Catalina Marketing Corp.*......................  2,600      52,416
       Handleman Co...................................  3,100      63,643
       Harte Hanks, Inc...............................  8,200     178,350
       Hollywood Entertainment Corp.*................. 15,000     206,250
       Lexar Media, Inc.*.............................  9,800     170,814
       Movie Gallery, Inc.*........................... 25,151     469,821
       Regal Entertainment Group - Class A(a)......... 29,202     599,225
                                                              -----------
                                                                1,740,519
                                                              -----------
       Metals & Mining - 0.5%
       Carpenter Technology Corp......................  3,300      97,581
       Quanex Corp....................................  3,600     165,960
                                                              -----------
                                                                  263,541
                                                              -----------
       Oil & Gas - 4.9%
       Cabot Oil & Gas Corp........................... 15,553     456,481
       Comstock Resources, Inc. Common New*...........  6,300     121,590
       Denbury Resource, Inc.*........................ 23,100     321,321
       FMC Technologies, Inc.*........................  1,954      45,528
       Georgia Gulf Corp.............................. 22,616     653,150
       Noble Energy, Inc..............................  9,119     405,157
       Nuevo Energy Co.*..............................  4,400     106,348
       Tesoro Pete Corp.*............................. 16,000     233,120
       Vintage Petroleum, Inc......................... 19,200     230,976
                                                              -----------
                                                                2,573,671
                                                              -----------
       Pharmaceuticals - 5.1%
       Amylin Pharmaceuticals, Inc.*(a)...............  5,100     113,322
       AtheroGenics, Inc.*............................  7,600     113,620
       Bradley Pharmaceuticals, Inc. - Class A*(a).... 10,720     272,610
       Connetics Corp.*............................... 10,800     196,128
       King Pharmaceuticals, Inc.*.................... 71,377   1,089,213
       Kos Pharmaceuticals, Inc.*.....................  4,800     206,592
       Medicines Co. (The)*...........................  4,400     129,624
       Medicis Pharmaceutical Corp. - Class A.........  2,900     206,770
       Telik, Inc.*(a)................................  6,200     142,662
       Watson Pharmaceuticals, Inc.*..................  5,200     239,200
                                                              -----------
                                                                2,709,741
                                                              -----------
       Real Estate - 0.8%
       American Financial Realty Trust (REIT)......... 11,450     195,223
       Apartment Investment & Management Co. - Class A
         (REIT).......................................  2,700      93,150
       CBL & Associates Properties, Inc. (REIT).......  2,300     129,950
                                                              -----------
                                                                  418,323
                                                              -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       -----------------------------------------------------------------

       Retail - Multiline - 0.3%
       United Stationers, Inc.*.......................  4,100 $  167,772
                                                              ----------
       Retail - Specialty - 9.5%
       Abercrombie & Fitch Co. - Class A*............. 13,400    331,114
       Briggs & Stratton Corp.........................  9,085    612,329
       Claire's Stores, Inc...........................  6,400    120,576
       Finish Line, Inc. (The) - Class A*.............  5,800    173,826
       Foot Locker, Inc............................... 22,500    527,625
       HON Industries, Inc............................  4,500    194,940
       Michaels Stores, Inc........................... 11,000    486,200
       Mohawk Industries, Inc.*.......................  6,500    458,510
       Ross Stores, Inc............................... 12,308    325,301
       SUPERVALU, Inc................................. 40,600  1,160,754
       Yankee Candle Co., Inc.*....................... 24,664    674,067
                                                              ----------
                                                               5,065,242
                                                              ----------
       Semiconductor Equipment & Products - 3.1%
       Integrated Circuit Systems, Inc.*.............. 13,135    374,216
       Integrated Device Technology, Inc.*............ 26,700    458,439
       International Rectifier Corp. *................  3,100    153,171
       Lattice Semiconductor Corp.*(a)................ 28,834    279,113
       QLogic Corp.*..................................  5,400    278,640
       Zarlink Semiconductor, Inc.*................... 30,100    101,738
                                                              ----------
                                                               1,645,317
                                                              ----------
       Software - 7.7%
       Agere Systems, Inc. - Class A*................. 77,100    235,155
       Amdocs, Ltd.*.................................. 25,929    582,884
       BMC Software, Inc.*............................ 46,100    859,765
       Hyperion Solutions Corp.*...................... 11,887    358,274
       Inter-Tel, Inc................................. 19,000    474,620
       Mercury Computer Systems, Inc.*................ 20,700    515,430
       Progress Software Corp.*....................... 10,100    206,646
       Satyam Computer Services (ADR)(a).............. 21,800    639,394
       Transaction Systems Architects, Inc. - Class A*  5,600    126,728
       Verint Systems, Inc.*..........................  4,500    101,520
                                                              ----------
                                                               4,100,416
                                                              ----------
       Telecommunication Services - Diversified - 1.4%
       Aspect Communications, Inc.*................... 18,600    293,136
       Comtech Telecommunications Corp.*..............  2,600     75,062
       Primus Telecommunication Group, Inc.*.......... 21,800    221,924
       Ptek Holdings, Inc.*........................... 14,600    128,626
                                                              ----------
                                                                 718,748
                                                              ----------
       Textiles, Apparel & Luxury Goods - 0.7%
       Wolverine World Wide, Inc...................... 17,700    360,726
                                                              ----------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Utilities - 2.6%
      Allegheny Energy, Inc......................      9,700 $   123,772
      DPL, Inc...................................     22,700     473,976
      OGE Energy Corp............................     21,125     511,014
      Puget Energy, Inc..........................     10,364     246,352
                                                             -----------
                                                               1,355,114
                                                             -----------
      Total Common Stocks (Cost $44,118,806)                  50,466,987
                                                             -----------

      Mutual Funds - 3.1%
      iShares Russell 2000 Index Fund............     11,773   1,304,448
      SPDR Trust Series 1 Fund...................      3,103     345,302
                                                             -----------
      Total Mutual Funds (Cost $1,597,247).......              1,649,750
                                                             -----------

      Short-Term Investments - 10.4%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10% to be
        repurchased at $1,715,010 on 01/02/04
        collateralized by $1,720,000 FHLB 3.750%
        due 02/13/04 with the value of
        $1,749,417............................... $1,715,000   1,715,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  3,819,930   3,819,930
                                                             -----------
      Total Short-Term Investments
      (Cost $5,534,930)                                        5,534,930
                                                             -----------

      TOTAL INVESTMENTS - 108.7%
      (Cost $51,250,983)                                      57,651,700

      Other Assets and Liabilities (net) - (8.7%)             (4,627,295)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $53,024,405
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           ---------------------------------------------------------

           Common Stocks - 96.0%
           Aerospace & Defense - 2.5%
           Boeing Co............................ 16,000 $    674,240
           Lockheed Martin Corp................. 26,000    1,336,400
           United Technologies Corp.............  8,600      815,022
                                                        ------------
                                                           2,825,662
                                                        ------------
           Air Freight & Logistics - 2.2%
           Union Pacific Corp................... 19,800    1,375,704
           United Parcel Service, Inc. - Class B 14,500    1,080,975
                                                        ------------
                                                           2,456,679
                                                        ------------
           Airlines - 0.7%
           Southwest Airlines Co................ 52,000      839,280
                                                        ------------
           Auto Components - 1.2%
           AutoZone, Inc.*...................... 15,400    1,312,234
                                                        ------------
           Automobiles - 0.7%
           General Motors Corp..................  7,400      395,160
           Harley-Davidson, Inc.................  8,100      384,993
                                                        ------------
                                                             780,153
                                                        ------------
           Banks - 7.1%
           Bank of New York Co., Inc............ 56,100    1,858,032
           Capital One Financial Corp........... 16,200      992,898
           Fifth Third Bancorp.................. 34,300    2,027,130
           MBNA Corp............................ 24,000      596,400
           U.S. Bancorp......................... 36,300    1,081,014
           Wells Fargo Co....................... 25,800    1,519,362
                                                        ------------
                                                           8,074,836
                                                        ------------
           Beverages - 1.5%
           Coca-Cola Co......................... 33,600    1,705,200
                                                        ------------
           Biotechnology - 0.3%
           Gilead Sciences, Inc.*...............  5,700      331,398
                                                        ------------
           Chemicals - 1.7%
           E. I. du Pont de Nemours & Co........ 34,200    1,569,438
           PPG Industries, Inc..................  5,200      332,904
                                                        ------------
                                                           1,902,342
                                                        ------------
           Commercial Services & Supplies - 0.8%
           Paychex, Inc.........................  7,700      286,440
           Pitney Bowes Inc.....................  8,500      345,270
           Xerox Corp.*......................... 21,700      299,460
                                                        ------------
                                                             931,170
                                                        ------------
           Communications Equipment & Services - 3.1%
           CenturyTel, Inc...................... 16,900      551,278
           Cisco Systems, Inc.*................. 83,200    2,020,928
           Nokia Oyj (ADR)...................... 27,000      459,000
           QUALCOMM, Inc........................  8,600      463,798
                                                        ------------
                                                           3,495,004
                                                        ------------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computers & Peripherals - 2.9%
          Dell, Inc.*............................ 35,900 $  1,219,164
          Hewlett-Packard Co..................... 90,300    2,074,191
                                                         ------------
                                                            3,293,355
                                                         ------------
          Construction Materials - 0.3%
          CRH Plc................................ 18,700      382,867
                                                         ------------
          Containers & Packaging - 0.5%
          Avery Dennison Corp.................... 10,500      588,210
                                                         ------------
          Electronics - 0.3%
          Flextronics International, Ltd.*....... 24,000      356,160
                                                         ------------
          Energy Equipment & Services - 2.8%
          Exelon Corp............................  7,600      504,336
          General Electric Co.................... 73,200    2,267,736
          Halliburton Co......................... 13,900      361,400
                                                         ------------
                                                            3,133,472
                                                         ------------
          Financial Services - 3.9%
          Charles Schwab Corp.................... 29,200      345,728
          Citigroup, Inc......................... 60,300    2,926,962
          J.P. Morgan Chase & Co................. 22,900      841,117
          State Street Corp......................  7,000      364,560
                                                         ------------
                                                            4,478,367
                                                         ------------
          Food Products - 0.8%
          Dean Foods Co.*........................ 11,600      381,292
          General Mills, Inc..................... 11,600      525,480
                                                         ------------
                                                              906,772
                                                         ------------
          Health Care Equipment & Supplies - 0.8%
          Medtronic, Inc......................... 19,200      933,312
                                                         ------------
          Health Care Providers & Services - 0.4%
          Express Scripts, Inc.*.................  7,100      471,653
                                                         ------------
          Hotels, Restaurants & Leisure - 0.5%
          Darden Restaurants, Inc................ 28,600      601,744
                                                         ------------
          Household Durables - 2.4%
          D.R. Horton, Inc....................... 17,400      752,724
          Lennar Corp. - Class A................. 11,700    1,123,200
          Smurfit-Stone Container Corp........... 18,600      345,402
          Whirlpool Corp.........................  7,400      537,610
                                                         ------------
                                                            2,758,936
                                                         ------------
          Household Products - 1.1%
          Avon Products, Inc.....................  4,400      296,956
          Colgate-Palmolive Co................... 19,100      955,955
                                                         ------------
                                                            1,252,911
                                                         ------------
          Industrial - Diversified - 2.7%
          Altria Group, Inc...................... 21,700    1,180,914
          Tyco International, Ltd................ 70,900    1,878,850
                                                         ------------
                                                            3,059,764
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Insurance - 5.9%
        ACE, Ltd...................................  33,800 $  1,399,996
        American International Group, Inc..........  62,200    4,122,616
        Travelers Property Casualty Corp. - Class A   8,200      137,596
        Travelers Property Casualty Corp. - Class B   8,200      139,154
        XL Capital, Ltd. - Class A.................  11,800      915,090
                                                            ------------
                                                               6,714,452
                                                            ------------
        IT Consulting & Services - 0.5%
        Fiserv, Inc.*..............................  13,600      537,336
                                                            ------------
        Leisure Equipment & Products - 0.5%
        Mattel, Inc................................  28,500      549,195
                                                            ------------
        Media - 2.7%
        EchoStar Communications Corp. - Class A*...  17,000      578,000
        Liberty Media Corp. - Class A*............. 129,000    1,533,810
        Viacom, Inc. - Class B.....................  20,900      927,542
                                                            ------------
                                                               3,039,352
                                                            ------------
        Medical - Biotechnology - 0.5%
        Biogen Idec Inc*...........................  15,200      559,056
                                                            ------------
        Metals & Mining - 0.6%
        Aggregate, Inc............................. 217,400      331,800
        Alcoa, Inc.................................  10,700      406,600
                                                            ------------
                                                                 738,400
                                                            ------------
        Office Equipment - 0.4%
        Lexmark International, Inc. - Class A*.....   5,100      401,064
                                                            ------------
        Oil & Gas - 5.3%
        BG Group Plc...............................  74,300      380,315
        Canadian Natural Resources Ltd.............   7,400      374,309
        ENI SpA....................................  18,300      344,934
        Exxon Mobil Corp...........................  77,400    3,173,400
        GlobalSantaFe Corp.........................  16,100      399,763
        Noble Corp.*...............................  25,900      926,702
        Total Fina Elf S.A. (ADR)..................   5,000      462,550
                                                            ------------
                                                               6,061,973
                                                            ------------
        Pharmaceuticals - 10.5%
        Abbott Laboratories........................  38,600    1,798,760
        AmerisourceBergen Corp.....................   1,452       81,530
        Amgen, Inc.*...............................  22,200    1,371,960
        Cardinal Health, Inc.......................  26,900    1,645,204
        Forest Laboratories, Inc.*.................   7,600      469,680
        Pfizer, Inc................................ 144,900    5,119,317
        Wyeth......................................  35,700    1,515,465
                                                            ------------
                                                              12,001,916
                                                            ------------
        Retail - Multiline - 4.3%
        Kohl's Corp.*..............................  30,100    1,352,694
        TJX Companies, Inc.........................  14,100      310,905
        Wal-Mart Stores, Inc.......................  62,000    3,289,100
                                                            ------------
                                                               4,952,699
                                                            ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retail - Specialty - 5.5%
          Bed Bath & Beyond, Inc.*...............  22,200 $    962,370
          Cintas Corp............................   8,100      406,053
          Family Dollar Stores, Inc..............  27,200      975,936
          Home Depot, Inc........................  29,200    1,036,308
          Lowes Co., Inc.........................  30,100    1,667,239
          Masco Corp.............................  21,100      578,351
          Office Depot, Inc.*....................  39,500      660,045
                                                          ------------
                                                             6,286,302
                                                          ------------
          Road & Rail - 0.5%
          Canadian National Railway Co...........   9,200      582,176
                                                          ------------
          Semiconductor Equipment & Products - 3.8%
          Intel Corp.............................  99,400    3,200,680
          Novellus Systems, Inc.*................   7,500      315,375
          Texas Instruments, Inc.................  26,300      772,694
                                                          ------------
                                                             4,288,749
                                                          ------------
          Software - 5.5%
          Computer Associates International, Inc.  13,200      360,888
          Microsoft Corp......................... 159,700    4,398,138
          Oracle Corp.*..........................  72,500      957,000
          Siebel Systems, Inc.*..................  15,800      219,146
          VERITAS Software Corp.*................   9,100      338,156
                                                          ------------
                                                             6,273,328
                                                          ------------
          Telecommunication Services - Diversified - 2.5%
          Verizon Communications, Inc............  82,400    2,890,592
                                                          ------------
          Telecommunication Services - Wireless - 0.4%
          AT&T Wireless Services, Inc.*..........  50,400      402,696
                                                          ------------
          U.S. Government Agency - 3.1%
          Federal Home Loan Mortgage Corp........  30,400    1,772,928
          Federal National Mortgage Association..  22,800    1,711,368
                                                          ------------
                                                             3,484,296
                                                          ------------
          Utilities - 2.3%
          Edison International...................  40,000      877,200
          Entergy Corp...........................   6,600      377,058
          FirstEnergy Corp.......................  10,000      352,000
          PG&E Corp.*............................  37,500    1,041,375
                                                          ------------
                                                             2,647,633
                                                          ------------
          Total Common Stocks (Cost $96,971,586)           109,282,696
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Short-Term Investments - 3.3%
       Goldman Sachs & Co.,
         Repurchase Agreement, dated 12/31/03
         at 0.99% to be repurchased at $3,775,208
         on 01/02/04 collateralized by 3,700,000
         FHLMC 3.875% due 02/15/05 with a value
         of $3,800,016........................... $3,775,000    3,775,000
                                                             ------------
       Total Short-Term Investments
       (Cost $3,775,000)                                        3,775,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $100,746,586)                                    113,057,696

       Other Assets and Liabilities (net) - 0.7%                  772,015
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $113,829,711
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

The adviser considers liquid securities as segregatable assets for forward purchase commitments.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 82.3%
           Banks - 1.8%
           Brookline Bancorp, Inc.(a)........... 362,800 $  5,565,352
                                                         ------------
           Chemicals - 1.5%
           Agrium, Inc.......................... 296,300    4,877,098
                                                         ------------
           Coal - 1.5%
           Fording Canadian Coal Trust.......... 128,900    4,578,528
                                                         ------------
           Commercial Services & Supplies - 2.6%
           Herman Miller, Inc...................  22,300      541,221
           On Assignment, Inc.*................. 803,363    4,185,521
           Quanta Services, Inc.*(a)............ 485,600    3,544,880
                                                         ------------
                                                            8,271,622
                                                         ------------
           Communications Equipment - 4.6%
           CommScope, Inc.*..................... 415,200    6,780,216
           Comverse Technology, Inc.*........... 184,700    3,248,873
           Sycamore Networks, Inc.*............. 455,500    2,386,820
           Tellabs, Inc. *...................... 237,400    2,001,282
                                                         ------------
                                                           14,417,191
                                                         ------------
           Computer Software & Processing - 2.1%
           Geac Computer Corp., Ltd.*........... 794,400    4,130,745
           Scientific-Atlanta, Inc..............  37,500    1,023,750
           Ulticom, Inc.*....................... 142,600    1,376,090
                                                         ------------
                                                            6,530,585
                                                         ------------
           Construction & Engineering - 2.2%
           Butler Manufacturing Co.(a)..........  88,300    1,942,600
           Keith Companies, Inc. (The)*......... 223,900    3,049,518
           Modtech Holdings, Inc.*(a)........... 245,400    2,063,814
                                                         ------------
                                                            7,055,932
                                                         ------------
           Electrical Equipment - 4.4%
           American Power Conversion Corp.......  42,600    1,041,570
           Coherent, Inc.*(a)................... 244,328    5,815,006
           Credence Systems Corp.*.............. 249,400    3,282,104
           CyberOptics Corp.*...................  59,500      642,600
           Electro Scientific Industries, Inc.*. 126,900    3,020,220
                                                         ------------
                                                           13,801,500
                                                         ------------
           Electronics - 6.7%
           Advanced Power Technology, Inc.*(a).. 154,500    1,334,880
           AVX Corp.(a)......................... 413,000    6,864,060
           Bel Fuse, Inc. - Class A(a)..........  97,300    2,909,270
           Bel Fuse, Inc. - Class B.............  34,600    1,128,998
           Park Electrochemical Corp............ 199,900    5,295,351
           TriQuint Semiconductor, Inc.*........ 491,000    3,471,370
                                                         ------------
                                                           21,003,929
                                                         ------------
           Financial Services - 4.2%
           Ichiyoshi Securities Co., Ltd........ 633,700    2,916,079
           Instinet Group, Inc.................. 431,200    2,220,680
           Leucadia National Corp............... 126,600    5,836,260

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Financial Services - continued
         SWS Group, Inc.........................     6,200 $    110,360
         Westwood Holdings Group, Inc...........   124,875    2,221,526
                                                           ------------
                                                             13,304,905
                                                           ------------
         Food Products - 0.8%
         Del Monte Pacific, Ltd................. 6,876,000    2,368,522
                                                           ------------
         Health Care Providers & Services - 2.3%
         AMN Healthcare Services, Inc.*(a)......   123,338    2,116,480
         Cross Country Healthcare, Inc.*(a).....   346,000    5,162,320
                                                           ------------
                                                              7,278,800
                                                           ------------
         Hotels, Restaurants & Leisure - 1.2%
         Jack in the Box, Inc.*.................   176,100    3,761,496
                                                           ------------
         Household Durables - 3.4%
         Cavco Industries, Inc.*(a).............   121,195    2,908,680
         Coachmen Industries, Inc.(a)...........   199,100    3,605,701
         Skyline Corp.(a).......................   118,400    4,128,608
                                                           ------------
                                                             10,642,989
                                                           ------------
         Industrial - Diversified - 1.8%
         Trinity Industries, Inc.(a)............   180,700    5,572,788
                                                           ------------
         Insurance - 6.5%
         Brit Insurance Holdings PLC*........... 3,642,800    4,730,631
         E-L Financial Corp.....................    21,150    4,827,833
         FBL Financial Group, Inc. - Class A....   204,200    5,268,360
         MONY Group, Inc. (The)(a)..............    33,700    1,054,473
         Phoenix Companies, Inc.(a).............   371,700    4,475,268
                                                           ------------
                                                             20,356,565
                                                           ------------
         Leisure Equipment & Products - 1.9%
         JAKKS Pacific, Inc.*(a)................   442,768    5,826,827
                                                           ------------
         Machinery - 2.6%
         Alamo Group, Inc.......................   310,400    4,736,704
         Lindsay Manufacturing Co.(a)...........   131,000    3,307,750
                                                           ------------
                                                              8,044,454
                                                           ------------
         Metals & Mining - 1.4%
         RTI International Metals, Inc.*........   269,300    4,543,091
                                                           ------------
         Oil & Gas - 3.1%
         Smedvig ASA............................   674,600    5,110,606
         Willbros Group, Inc.*..................   377,100    4,532,742
                                                           ------------
                                                              9,643,348
                                                           ------------
         Paper & Forest Products - 2.0%
         SFK Pulp Fund..........................   230,200    1,353,751
         TimberWest Forest Corp.................   506,900    4,981,336
                                                           ------------
                                                              6,335,087
                                                           ------------
         Pharmaceuticals - 1.0%
         PAREXEL International Corp.*...........   185,505    3,016,311
                                                           ------------
         Real Estate - 16.4%
         Avatar Holdings, Inc.*.................    90,500    3,343,070
         Catellus Development Corp. (REIT)......   294,445    7,102,013

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                               Shares    (Note 2)
         --------------------------------------------------------------

         Real Estate - continued
         Forest City Enterprises, Inc. - Class A.. 149,700 $  7,112,247
         Jones Lang Lasalle, Inc.*................ 179,300    3,716,889
         LNR Property Corp........................ 168,800    8,357,288
         PS Business Parks, Inc...................  61,200    2,525,112
         St. Joe Co. (The)........................ 208,500    7,774,965
         Trammell Crow Co.*(a).................... 478,800    6,344,100
         Wellsford Real Properties, Inc. *........ 279,100    5,191,260
                                                           ------------
                                                             51,466,944
                                                           ------------
         Retail - Specialty - 4.3%
         Circuit City Stores, Inc................. 206,200    2,088,806
         Dress Barn, Inc. (The)*.................. 343,500    5,149,065
         Maxwell Shoe Co., Inc. - Class A*(a)..... 358,310    6,080,521
         The Buckle, Inc..........................  15,800      349,970
                                                           ------------
                                                             13,668,362
                                                           ------------
         Transportation - 2.0%
         Alexander & Baldwin, Inc................. 190,159    6,406,457
                                                           ------------
         Total Common Stocks (Cost $206,284,939)            258,338,683
                                                           ------------

         Preferred Stock - 0.3%
         Real Estate - 0.3%
         Koger Equity, Inc. (REIT) (Cost $962,500)  38,500    1,039,500
                                                           ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 33.5%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.15% to
       be repurchased at $44,512,371 on
       01/02/04 collateralized by $44,905,000
       FNMA 1.875% due 02/15/05 with a value
       of $45,405,466........................... $44,512,000 $ 44,512,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  47,765,819   47,765,819
     United States Treasury Note, 2.125%, due
       08/31/04(a)..............................  13,000,000   13,088,868
                                                             ------------
     Total Short-Term Investments
     (Cost $105,370,849)                                      105,366,687
                                                             ------------

     TOTAL INVESTMENTS - 116.1%
     (Cost $312,618,288)                                      364,744,870

     Other Assets and Liabilities (net) - (16.1%)             (50,665,097)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $314,079,773
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust


                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 94.0%
       Aerospace & Defense - 2.3%
       Alliant Techsystems, Inc.*..................  65,000 $  3,754,400
       Rockwell Collins, Inc....................... 142,000    4,264,260
                                                            ------------
                                                               8,018,660
                                                            ------------
       Air Freight & Logistics - 0.5%
       Expeditors International of Washington, Inc.  44,000    1,657,040
                                                            ------------
       Airlines - 0.4%
       JetBlue Airways Corp.*(a)...................  53,999    1,432,053
                                                            ------------
       Automotive - 0.8%
       Oshkosh Truck Corp..........................  56,000    2,857,680
                                                            ------------
       Banks - 0.2%
       Silicon Valley Bancshares*(a)...............  18,000      649,260
                                                            ------------
       Beverages - 0.8%
       Cott Corp.*(a).............................. 102,000    2,857,020
                                                            ------------
       Biotechnology - 0.7%
       Biogen Idec, Inc.*..........................  41,500    1,526,370
       Protein Design Labs, Inc.*(a)...............  46,000      823,400
                                                            ------------
                                                               2,349,770
                                                            ------------
       Chemicals - 1.0%
       Potash Corporation of Saskatchewan, Inc.....  43,000    3,718,640
                                                            ------------
       Commercial Services & Supplies - 9.8%
       Apollo Group, Inc. - Class A*...............  21,000    1,428,000
       BearingPoint, Inc.*......................... 207,000    2,088,630
       Ceridian Corp.*............................. 143,000    2,994,420
       Certegy, Inc................................ 106,000    3,476,800
       ChoicePoint, Inc.*.......................... 126,000    4,799,340
       Education Management Corp.*.................  68,000    2,110,720
       Hewitt Associates, Inc.*....................  82,300    2,460,770
       Iron Mountain, Inc.*........................  77,000    3,044,580
       Manpower, Inc...............................  87,000    4,095,960
       Robert Half International, Inc.*............ 139,000    3,244,260
       Viad Corp................................... 126,000    3,150,000
       WebMD Corp.*(a).............................  32,000      287,680
       Weight Watchers International, Inc.*........  34,000    1,304,580
                                                            ------------
                                                              34,485,740
                                                            ------------
       Communications Equipment - 0.3%
       Advanced Fibre Communications, Inc.*........  32,000      644,800
       Research In Motion, Ltd.*...................   8,000      534,640
                                                            ------------
                                                               1,179,440
                                                            ------------
       Computers & Peripherals - 0.9%
       Lexmark International, Inc. - Class A*......  24,000    1,887,360
       Seagate Technology..........................  64,000    1,209,600
                                                            ------------
                                                               3,096,960
                                                            ------------
       Electronic Equipment & Instruments - 2.9%
       Danaher Corp................................  33,000    3,027,750
       Diebold, Inc................................  44,000    2,370,280
       FMC Technologies, Inc.*.....................  97,000    2,260,100

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Electronic Equipment & Instruments - continued
       Jabil Circuit, Inc.*.........................  63,000 $  1,782,900
       Molex, Inc. - Class A........................  26,000      763,360
                                                             ------------
                                                               10,204,390
                                                             ------------
       Financials - Diversified - 3.5%
       CapitalSource, Inc.*(a)......................  57,000    1,235,760
       Charles Schwab Corp.......................... 110,000    1,302,400
       Eaton Vance Corp.............................  68,800    2,520,832
       Franklin Resources, Inc......................  10,000      520,600
       Investors Financial Services Corp.(a)........  34,000    1,305,940
       Legg Mason, Inc..............................  29,000    2,238,220
       Waddell & Reed Financial, Inc. - Class A..... 143,000    3,354,780
                                                             ------------
                                                               12,478,532
                                                             ------------
       Food & Drug Retailing - 4.0%
       Omnicare, Inc................................ 172,000    6,947,080
       Shoppers Drug Mart Corp.*....................  50,000    1,159,903
       Starbucks Corp.*.............................  58,000    1,917,480
       Whole Foods Market, Inc.*....................  60,000    4,027,800
                                                             ------------
                                                               14,052,263
                                                             ------------
       Health Care Equipment & Supplies - 0.8%
       Edwards Lifesciences Corp.*(a)...............  43,000    1,293,440
       Waters Corp.*................................  50,000    1,658,000
                                                             ------------
                                                                2,951,440
                                                             ------------
       Health Care Providers & Services - 6.0%
       Anthem, Inc.*................................  49,000    3,675,000
       DaVita, Inc.*................................  47,200    1,840,800
       Health Management Associates, Inc. - Class A. 145,000    3,480,000
       Laboratory Corporation of America
         Holdings*..................................  93,000    3,436,350
       Manor Care, Inc.............................. 123,000    4,252,110
       Universal Health Services, Inc. - Class B(a).  46,000    2,471,120
       WellChoice, Inc.*(a).........................  19,000      655,500
       WellPoint Health Networks, Inc.*.............  15,000    1,454,850
                                                             ------------
                                                               21,265,730
                                                             ------------
       Hotels, Restaurants & Leisure - 1.5%
       Cheesecake Factory, Inc.*(a).................  59,000    2,597,770
       Fairmont Hotels & Resorts, Inc............... 104,000    2,822,560
                                                             ------------
                                                                5,420,330
                                                             ------------
       Household Durables - 1.0%
       American Standard Cos., Inc.*................  35,000    3,524,500
                                                             ------------
       Industrial Conglomerates - 2.1%
       3Com Corp.*..................................  59,800      488,566
       ITT Industries, Inc..........................  44,000    3,265,240
       Roper Industries, Inc.(a)....................  76,000    3,743,760
                                                             ------------
                                                                7,497,566
                                                             ------------
       Insurance - 3.1%
       Axis Capital Holdings, Ltd.(a)...............  57,000    1,668,960
       Nationwide Financial Services, Inc. - Class A  37,000    1,223,220

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                                   Value
      Description                                     Shares    (Note 2)
      --------------------------------------------------------------------

      Insurance - continued
      Principal Financial Group, Inc.................  70,000 $  2,314,900
      Protective Life Corp...........................  58,000    1,962,720
      Radian Group, Inc..............................  39,000    1,901,250
      Willis Group Holdings, Ltd.(a).................  60,000    2,044,200
                                                              ------------
                                                                11,115,250
                                                              ------------
      Internet Software & Services - 0.5%
      Monster Worldwide, Inc.*.......................  84,000    1,844,640
                                                              ------------
      IT Consulting & Services - 2.7%
      Affiliated Computer Services, Inc. - Class A*..  41,000    2,232,860
      DST Systems, Inc.*(a).......................... 101,000    4,217,760
      Fiserv, Inc.*..................................  75,000    2,963,250
                                                              ------------
                                                                 9,413,870
                                                              ------------
      Leisure Equipment & Products - 1.0%
      Brunswick Corp................................. 108,000    3,437,640
                                                              ------------
      Media - 5.5%
      Cablevision Systems New York
        Group. - Class A*(a).........................  90,000    2,105,100
      Catalina Marketing Corp.*(a)................... 110,000    2,217,600
      Citadel Broadcasting Corp.*.................... 113,000    2,527,810
      Cox Radio, Inc. - Class A*.....................  91,000    2,295,930
      E.W. Scripps Co. - Class A.....................   9,000      847,260
      Entercom Communications Corp.*.................  23,000    1,218,080
      Lamar Advertising Co. - Class A*...............  77,000    2,873,640
      Rogers Communications, Inc. - Class B(a)....... 106,000    1,749,000
      Scholastic Corp.*(a)...........................  68,000    2,314,720
      XM Satellite Radio Holdings, Inc. - Class A*(a)  47,000    1,238,920
                                                              ------------
                                                                19,388,060
                                                              ------------
      Metals & Mining - 2.6%
      International Steel Group, Inc.*...............  47,000    1,830,650
      Newmont Mining Corp............................  69,000    3,354,090
      Nucor Corp.....................................  74,000    4,144,000
                                                              ------------
                                                                 9,328,740
                                                              ------------
      Oil & Gas - 7.2%
      BJ Services Co.*............................... 117,000    4,200,300
      Cooper Cameron Corp.*..........................  58,000    2,702,800
      Devon Energy Corp..............................  13,000      744,380
      Diamond Offshore Drilling, Inc.(a)............. 120,000    2,461,200
      EOG Resources, Inc.............................  82,000    3,785,940
      Murphy Oil Corp................................  53,000    3,461,430
      Smith International, Inc.*.....................  85,000    3,529,200
      Western Gas Resources, Inc.....................  39,000    1,842,750
      XTO Energy, Inc................................  92,000    2,603,600
                                                              ------------
                                                                25,331,600
                                                              ------------
      Personal Products - 0.5%
      Estee Lauder Cos., Inc. - Class A..............  44,000    1,727,440
                                                              ------------

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Pharmaceuticals - 8.5%
        Abgenix, Inc.*(a).........................  60,000 $    747,600
        Alkermes, Inc.*(a)........................  69,000      931,500
        AmerisourceBergen Corp....................  55,600    3,121,940
        Amylin Pharmaceuticals, Inc.*(a)..........  49,000    1,088,780
        Andrx Corp.*..............................  78,000    1,875,120
        Barr Laboratories, Inc.*..................  29,000    2,231,550
        Cephalon, Inc.*(a)........................  48,000    2,323,680
        Gilead Sciences, Inc.*....................  54,000    3,139,560
        Human Genome Sciences, Inc.*..............  66,000      874,500
        ImClone Systems, Inc.*(a).................  29,000    1,150,140
        Invitrogen Corp.*.........................  11,000      770,000
        IVAX Corp.*............................... 130,000    3,104,400
        Medimmune, Inc.*.......................... 119,000    3,022,600
        Millennium Pharmaceuticals, Inc.*.........  56,000    1,045,520
        Neurocrine Biosciences, Inc.*.............  28,000    1,527,120
        Teva Pharmaceutical Industries, Ltd. (ADR)  40,000    2,268,400
        Vertex Pharmaceuticals, Inc.*(a)..........  82,000      838,860
                                                           ------------
                                                             30,061,270
                                                           ------------
        Retail - Multiline - 0.2%
        Fastenal Co.(a)...........................  15,000      749,100
                                                           ------------
        Retail - Specialty - 6.7%
        99 Cents Only Stores*(a)..................  27,000      735,210
        Best Buy Co., Inc.........................  58,000    3,029,920
        CDW Corp..................................  46,000    2,656,960
        Dollar Tree Stores, Inc.*.................  87,000    2,615,220
        Family Dollar Stores, Inc.................  73,000    2,619,240
        InterActive Corp.*........................  35,000    1,187,550
        O' Reilly Automotive, Inc.*(a)............  67,000    2,570,120
        PETsMART, Inc............................. 105,200    2,503,760
        Ross Stores, Inc.......................... 124,000    3,277,320
        Williams-Sonoma, Inc.*....................  75,000    2,607,750
                                                           ------------
                                                             23,803,050
                                                           ------------
        Semiconductor Equipment & Products - 4.6%
        AMIS Holdings Inc.*.......................  87,000    1,590,360
        ASML Holding N.V.*........................  93,000    1,864,650
        Integrated Circuit Systems, Inc.*.........  27,000      769,230
        Intersil Corp. - Class A.................. 120,000    2,982,000
        Microchip Technology, Inc................. 103,000    3,436,080
        Novellus Systems, Inc.*...................  53,000    2,228,650
        QLogic Corp.*.............................  27,000    1,393,200
        Semtech Corp.*(a).........................  83,000    1,886,590
                                                           ------------
                                                             16,150,760
                                                           ------------
        Software - 6.3%
        Adobe Systems, Inc........................  58,000    2,279,400
        Cadence Design Systems, Inc.*............. 156,000    2,804,880
        Intuit, Inc.*.............................  51,000    2,698,410
        Macromedia, Inc.*......................... 103,000    1,837,520
        Mercury Interactive Corp.*(a).............  43,000    2,091,520

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------
          Software - continued
          Network Associates, Inc.*.............. 223,000 $  3,353,920
          Red Hat, Inc.*.........................  51,000      957,270
          Siebel Systems, Inc.*..................  85,000    1,178,950
          Sungard Data Systems, Inc.*............  58,000    1,607,180
          VeriSign, Inc.*........................ 208,000    3,390,400
                                                          ------------
                                                            22,199,450
                                                          ------------
          Telecommunication Services - Diversified - 2.3%
          Garmin, Ltd.(a)........................  37,000    2,015,760
          Harris Corp............................  94,000    3,567,300
          L-3 Communications Holdings, Inc.*(a)..  23,000    1,181,280
          NTL, Inc.*.............................  18,000    1,255,500
                                                          ------------
                                                             8,019,840
                                                          ------------
          Telecommunication Services - Wireless - 2.8%
          Crown Castle International Corp.*...... 162,000    1,786,860
          Nextel Communications, Inc. - Class A*. 135,000    3,788,100
          Nextel Partners, Inc. - Class A*(a).... 109,000    1,466,050
          Triton PCS Holdings, Inc. - Class A*...  65,000      362,700
          Western Wireless Corp. - Class A*(a)... 134,000    2,460,240
                                                          ------------
                                                             9,863,950
                                                          ------------
          Total Common Stocks (Cost $279,699,943)          332,131,674
                                                          ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 19.1%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.05%
        to be repurchased at $28,000 on
        01/02/04 collateralized by $30,000
        FNMA 2.14% due 01/07/05 with a
        value of $30,315....................... $    28,000 $     28,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $1,216,007 on
        01/02/04 collateralized by $1,235,000
        FHLMC 1.20% due 08/06/04 with a
        value of $1,241,613....................   1,216,000    1,216,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  36,824,938   36,824,938
      T. Rowe Price Government Reserve
        Investment Fund........................  29,541,164   29,541,164
                                                            ------------
      Total Short-Term Investments
      (Cost $67,610,102)                                      67,610,102
                                                            ------------

      TOTAL INVESTMENTS - 113.1%
      (Cost $347,310,045)                                    399,741,776

      Other Assets and Liabilities (net) - (13.1%)           (46,408,694)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $353,333,082
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                                                                          Met/AIM
                                                                                                    Mid Cap Core Equity
                                                                                                         Portfolio
                                                                                                    -------------------
Assets
  Investments, at value (Note 2)*                                                                          $207,546,022
  Repurchase Agreements                                                                                      52,277,000
  Cash                                                                                                              283
  Cash denominated in foreign currencies**                                                                           --
  Receivable for investments sold                                                                                    --
  Receivable for Trust shares sold                                                                            1,342,546
  Dividends receivable                                                                                          144,866
  Interest receivable                                                                                             1,234
  Net variation margin on financial futures contracts (Note 7)                                                       --
  Open swap contracts at fair value (Note 10)                                                                        --
  Receivable from investment adviser (Note 3)                                                                        --
                                                                                                    -------------------
     Total assets                                                                                           261,311,951
                                                                                                    -------------------
Liabilities
  Payables for:
     Investments purchased                                                                                   11,840,080
     When-issued / delayed delivery investments (Note 2)                                                             --
     Trust shares redeemed                                                                                        4,523
     Net variation margin on financial futures contracts (Note 7)                                                    --
     Outstanding written options+                                                                                    --
     Distribution and services fees - Class B                                                                    41,908
     Distribution and services fees - Class E                                                                     2,378
     Collateral on securities on loan                                                                        13,165,834
     Investment advisory fee payable (Note 3)                                                                   162,532
     Administration fee payable                                                                                  13,071
     Custodian and accounting fees payable                                                                        8,040
  Accrued expenses                                                                                               23,842
                                                                                                    -------------------
     Total liabilities                                                                                       25,262,208
                                                                                                    -------------------
Net Assets                                                                                                 $236,049,743
                                                                                                    ===================
Net Assets Represented by:
  Paid in surplus                                                                                          $207,805,550
  Accumulated net realized gain (loss)                                                                         (375,850)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                          28,622,011
  Undistributed (distributions in excess of) net investment income                                               (1,968)
                                                                                                    -------------------
     Total                                                                                                 $236,049,743
                                                                                                    ===================
Net Assets
  Class A                                                                                                  $  4,464,032
                                                                                                    ===================
  Class B                                                                                                   211,805,311
                                                                                                    ===================
  Class E                                                                                                    19,780,400
                                                                                                    ===================
Capital Shares Outstanding
  Class A                                                                                                       362,141
                                                                                                    ===================
  Class B                                                                                                    17,228,218
                                                                                                    ===================
  Class E                                                                                                     1,605,958
                                                                                                    ===================
Net Asset Value and Offering Price Per Share
  Class A                                                                                                  $      12.33
                                                                                                    ===================
  Class B                                                                                                         12.29
                                                                                                    ===================
  Class E                                                                                                         12.32
                                                                                                    ===================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                      $178,924,011
**Cost of cash denominated in foreign currencies                                                                     --
+Cost of written options                                                                                             --

                                                                                                        Met/AIM
                                                                                                    Small Cap Growth
                                                                                                       Portfolio
                                                                                                    ----------------
Assets
  Investments, at value (Note 2)*                                                                       $249,139,732
  Repurchase Agreements                                                                                   25,825,000
  Cash                                                                                                           952
  Cash denominated in foreign currencies**                                                                        --
  Receivable for investments sold                                                                            166,547
  Receivable for Trust shares sold                                                                           853,028
  Dividends receivable                                                                                        17,079
  Interest receivable                                                                                            610
  Net variation margin on financial futures contracts (Note 7)                                                    --
  Open swap contracts at fair value (Note 10)                                                                     --
  Receivable from investment adviser (Note 3)                                                                     --
                                                                                                    ----------------
     Total assets                                                                                        276,002,948
                                                                                                    ----------------
Liabilities
  Payables for:
     Investments purchased                                                                                 5,192,785
     When-issued / delayed delivery investments (Note 2)                                                          --
     Trust shares redeemed                                                                                    73,756
     Net variation margin on financial futures contracts (Note 7)                                             23,800
     Outstanding written options+                                                                             15,870
     Distribution and services fees - Class B                                                                 40,798
     Distribution and services fees - Class E                                                                  1,061
     Collateral on securities on loan                                                                     49,188,898
     Investment advisory fee payable (Note 3)                                                                201,990
     Administration fee payable                                                                               12,563
     Custodian and accounting fees payable                                                                    14,632
  Accrued expenses                                                                                            31,616
                                                                                                    ----------------
     Total liabilities                                                                                    54,797,769
                                                                                                    ----------------
Net Assets                                                                                              $221,205,179
                                                                                                    ================
Net Assets Represented by:
  Paid in surplus                                                                                       $183,862,042
  Accumulated net realized gain (loss)                                                                    (1,576,505)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                       38,922,960
  Undistributed (distributions in excess of) net investment income                                            (3,318)
                                                                                                    ----------------
     Total                                                                                              $221,205,179
                                                                                                    ================
Net Assets
  Class A                                                                                               $  6,228,298
                                                                                                    ================
  Class B                                                                                                206,336,515
                                                                                                    ================
  Class E                                                                                                  8,640,366
                                                                                                    ================
Capital Shares Outstanding
  Class A                                                                                                    517,669
                                                                                                    ================
  Class B                                                                                                 17,244,856
                                                                                                    ================
  Class E                                                                                                    719,424
                                                                                                    ================
Net Asset Value and Offering Price Per Share
  Class A                                                                                               $      12.03
                                                                                                    ================
  Class B                                                                                                      11.97
                                                                                                    ================
  Class E                                                                                                      12.01
                                                                                                    ================

----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                   $210,275,588
**Cost of cash denominated in foreign currencies                                                                  --
+Cost of written options                                                                                      32,033

                                                                                                    Harris Oakmartk
                                                                                                     International
                                                                                                       Portfolio
                                                                                                    ---------------
Assets
  Investments, at value (Note 2)*                                                                      $321,835,089
  Repurchase Agreements                                                                                  17,739,000
  Cash                                                                                                          847
  Cash denominated in foreign currencies**                                                                       21
  Receivable for investments sold                                                                                --
  Receivable for Trust shares sold                                                                        1,953,007
  Dividends receivable                                                                                      447,208
  Interest receivable                                                                                            74
  Net variation margin on financial futures contracts (Note 7)                                                   --
  Open swap contracts at fair value (Note 10)                                                                    --
  Receivable from investment adviser (Note 3)                                                                    --
                                                                                                    ---------------
     Total assets                                                                                       341,975,246
                                                                                                    ---------------
Liabilities
  Payables for:
     Investments purchased                                                                                2,249,434
     When-issued / delayed delivery investments (Note 2)                                                         --
     Trust shares redeemed                                                                                   93,541
     Net variation margin on financial futures contracts (Note 7)                                                --
     Outstanding written options+                                                                                --
     Distribution and services fees - Class B                                                                54,974
     Distribution and services fees - Class E                                                                 2,635
     Collateral on securities on loan                                                                    19,276,250
     Investment advisory fee payable (Note 3)                                                               245,161
     Administration fee payable                                                                              15,554
     Custodian and accounting fees payable                                                                   14,686
  Accrued expenses                                                                                           20,508
                                                                                                    ---------------
     Total liabilities                                                                                   21,972,743
                                                                                                    ---------------
Net Assets                                                                                             $320,002,503
                                                                                                    ===============
Net Assets Represented by:
  Paid in surplus                                                                                      $270,626,576
  Accumulated net realized gain (loss)                                                                      (36,664)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                      51,180,253
  Undistributed (distributions in excess of) net investment income                                       (1,767,662)
                                                                                                    ---------------
     Total                                                                                             $320,002,503
                                                                                                    ===============
Net Assets
  Class A                                                                                              $  8,350,749
                                                                                                    ===============
  Class B                                                                                               288,013,615
                                                                                                    ===============
  Class E                                                                                                23,638,139
                                                                                                    ===============
Capital Shares Outstanding
  Class A                                                                                                   702,614
                                                                                                    ===============
  Class B                                                                                                24,326,339
                                                                                                    ===============
  Class E                                                                                                 1,994,880
                                                                                                    ===============
Net Asset Value and Offering Price Per Share
  Class A                                                                                              $      11.89
                                                                                                    ===============
  Class B                                                                                                     11.84
                                                                                                    ===============
  Class E                                                                                                     11.85
                                                                                                    ===============

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                  $270,673,072
**Cost of cash denominated in foreign currencies                                                                 21
+Cost of written options                                                                                         --

                       See notes to financial statements

      Janus        J.P. Morgan   J.P. Morgan     Lord Abbett
Aggressive Growth  Quality Bond Select Equity  America's Value
    Portfolio       Portfolio     Portfolio       Portfolio
-----------------  ------------ -------------  ---------------
     $296,177,926  $251,170,755  $130,600,895       $8,602,288
        1,119,000            --     1,900,000          513,000
               52        25,298           747              730
               --            --            --               --
               --    24,580,744       242,533               --
          805,078        20,225           290           19,114
          146,601            --       155,886           14,182
                3     1,088,144            15           38,907
               --            --         3,625               --
               --        89,156            --               --
               --            --            --            1,940
-----------------  ------------ -------------  ---------------
      298,248,660   276,974,322   132,903,991        9,190,161
-----------------  ------------ -------------  ---------------
          824,634        70,264       273,788          200,809
               --    94,996,074            --               --
            5,693        34,531        63,879               --
               --        25,625            --               --
               --        16,816            --               --
           49,733        11,767         1,974            1,721
              504            --            --               --
       20,617,119     9,263,199            --               --
          184,337        83,219        68,103            4,475
           15,166        10,331         7,991              365
            4,444         9,341         5,567            4,054
           19,114        17,764        17,530            5,939
-----------------  ------------ -------------  ---------------
       21,720,744   104,538,931       438,832          217,363
-----------------  ------------ -------------  ---------------
     $276,527,916  $172,435,391  $132,465,159       $8,972,798
=================  ============ =============  ===============
     $250,267,737  $161,228,409  $161,285,807       $8,118,008
      (10,228,104)    2,786,170   (46,491,177)         (30,682)
       36,494,001     3,805,405    16,763,074          893,601
           (5,718)    4,615,407       907,455           (8,129)
-----------------  ------------ -------------  ---------------
     $276,527,916  $172,435,391  $132,465,159       $8,972,798
=================  ============ =============  ===============
     $ 19,894,846  $115,622,967  $122,878,531       $       --
=================  ============ =============  ===============
      252,564,185    56,812,424     9,586,628        8,972,798
=================  ============ =============  ===============
        4,068,885            --            --               --
=================  ============ =============  ===============
        2,830,143     9,755,805     9,749,873               --
=================  ============ =============  ===============
       36,151,783     4,822,157       764,473          760,468
=================  ============ =============  ===============
          582,085            --            --               --
=================  ============ =============  ===============
     $       7.03  $      11.85  $      12.60       $       --
=================  ============ =============  ===============
             6.99         11.78         12.54            11.80
=================  ============ =============  ===============
             6.99            --            --               --
=================  ============ =============  ===============

---------------------------------------------------------------
     $259,684,133  $247,509,399  $113,886,422       $7,708,687
               --            --            --               --
               --        39,375            --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                 Lord Abbett       Lord Abbett         Lord Abbett
                                                Bond Debenture  Growth and Income  Growth Opportunities
                                                  Portfolio         Portfolio           Portfolio
                                                --------------  -----------------  --------------------
Assets
   Investments, at value (Note 2)*              $1,057,252,282     $2,244,136,393           $59,950,232
   Repurchase Agreements                            62,505,000        131,804,000               926,000
   Cash                                                  4,666                918                   562
   Cash denominated in foreign currencies**                 --                 --                    --
   Receivable for investments sold                          --          5,160,578             1,329,599
   Receivable for Trust shares sold                  2,563,988          2,835,593                 6,070
   Dividends receivable                                 45,938          2,777,763                16,190
   Interest receivable                              13,932,736                549                     1
   Open Swap Contracts at fair value (Note
     10)                                                    --                 --                    --
                                                --------------  -----------------  --------------------
     Total assets                                1,136,304,610      2,386,715,794            62,228,654
                                                --------------  -----------------  --------------------
Liabilities
   Payables for:
     Investments purchased                           4,978,444         24,444,219             1,610,611
     Trust shares redeemed                              38,741            176,611                13,361
     Outstanding written options+                           --                 --                    --
     Distribution and services fees - Class B          153,158            213,741                 5,683
     Distribution and services fees - Class E            2,657                 --                    --
     Collateral on securities on loan              114,790,967        111,948,956             5,288,145
     Investment advisory fee payable (Note 3)          531,573          1,012,022                56,149
     Administration fee payable                         50,714            109,515                 4,058
     Custodian and accounting fees payable              13,601             16,429                 4,776
   Accrued expenses                                     83,885             63,131                17,430
                                                --------------  -----------------  --------------------
     Total liabilities                             120,643,740        137,984,624             7,000,213
                                                --------------  -----------------  --------------------
Net Assets                                      $1,015,660,870     $2,248,731,170           $55,228,441
                                                ==============  =================  ====================
Net Assets Represented by:
   Paid in surplus                              $  946,549,028     $1,995,164,006           $53,181,032
   Accumulated net realized gain (loss)            (32,323,885)       (75,886,362)           (5,518,003)
   Unrealized appreciation (depreciation) on
     investments, futures contracts, options
     contracts, swap contracts and foreign
     currency                                       59,281,208        316,767,202             7,568,257
   Undistributed (distributions in excess
     of) net investment income                      42,154,519         12,686,324                (2,845)
                                                --------------  -----------------  --------------------
     Total                                      $1,015,660,870     $2,248,731,170           $55,228,441
                                                ==============  =================  ====================
Net Assets
   Class A                                      $  234,595,883     $1,167,692,011           $27,648,870
                                                ==============  =================  ====================
   Class B                                         758,236,747      1,081,039,159            27,579,571
                                                ==============  =================  ====================
   Class E                                          22,828,240                 --                    --
                                                ==============  =================  ====================
Capital Shares Outstanding
   Class A                                          19,483,208         47,841,392             2,991,030
                                                ==============  =================  ====================
   Class B                                          63,346,723         44,508,255             3,011,260
                                                ==============  =================  ====================
   Class E                                           1,902,823                 --                    --
                                                ==============  =================  ====================
Net Asset Value and Offering Price Per Share
   Class A                                      $        12.04     $        24.41           $      9.24
                                                ==============  =================  ====================
   Class B                                               11.97              24.29                  9.16
                                                ==============  =================  ====================
   Class E                                               12.00                 --                    --
                                                ==============  =================  ====================

--------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreements                                    $  997,971,076     $1,927,369,191           $52,381,975
**Cost of cash denominated in foreign
  currencies                                                --                 --                    --
+ Cost of written options                                   --                 --                    --

                       See notes to financial statements

                             Oppenheimer       PIMCO
 Lord Abbett  MFS Research     Capital       Inflation
Mid-Cap Value International  Appreciation  Protected Bond
  Portfolio     Portfolio     Portfolio      Portfolio
------------- -------------  ------------  --------------
 $188,853,291  $271,210,896  $541,655,574    $720,887,938
    7,978,000     8,564,000    54,127,000      28,576,000
          181           492           140             190
           --       329,126         4,907              --
      625,623     1,439,934       695,002              --
       54,162       739,752     2,470,776       1,705,511
      189,645       260,039       395,638              --
           33            36           226       1,004,870
           --            --            --          18,828
------------- -------------  ------------  --------------
  197,700,935   282,544,275   599,349,263     752,193,337
------------- -------------  ------------  --------------
      666,602     4,328,059    11,500,252     384,090,135
       14,484       114,629            --              --
           --            --            --         441,956
       20,272        36,816       108,402          73,121
           --           813            --              --
    6,105,625    17,607,807    36,144,381              --
      115,488       267,441       298,556         162,936
       10,536        14,609        25,727          17,669
        5,489        28,475         9,988           3,892
       17,790        25,595        22,029          13,307
------------- -------------  ------------  --------------
    6,956,286    22,424,244    48,109,335     384,803,016
------------- -------------  ------------  --------------
 $190,744,649  $260,120,031  $551,239,928    $367,390,321
============= =============  ============  ==============
 $153,872,362  $232,478,714  $484,931,738    $364,722,510
    2,669,972   (15,873,933)      703,666      (1,733,462)
   32,994,154    43,809,369    65,608,886       4,499,574
    1,208,161      (294,119)       (4,362)        (98,301)
------------- -------------  ------------  --------------
 $190,744,649  $260,120,031  $551,239,928    $367,390,321
============= =============  ============  ==============
 $ 90,753,172  $ 67,275,742  $    233,951    $  1,150,306
============= =============  ============  ==============
   99,991,477   185,960,037   551,005,977     366,240,015
============= =============  ============  ==============
           --     6,884,252            --              --
============= =============  ============  ==============
    5,097,742     6,859,905        28,096         111,760
============= =============  ============  ==============
    5,648,894    18,995,260    66,468,580      35,579,307
============= =============  ============  ==============
           --       702,510            --              --
============= =============  ============  ==============
 $      17.80  $       9.81  $       8.33    $      10.29
============= =============  ============  ==============
        17.70          9.79          8.29           10.29
============= =============  ============  ==============
           --          9.80            --              --
============= =============  ============  ==============

----------------------------------------------------------
 $155,859,137  $227,409,860  $476,046,519    $716,524,063
           --       325,724         4,864              --
           --            --            --         560,202


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                                                                       PIMCO         PIMCO
                                                                                                     Innovation   Money Market
                                                                                                     Portfolio     Portfolio
                                                                                                    ------------  ------------
Assets
  Investments, at value (Note 2)*                                                                   $144,761,241  $165,115,670
  Repurchase Agreements                                                                                3,081,000    12,060,000
  Cash                                                                                                       675           310
  Cash denominated in foreign currencies**                                                                    --            --
  Receivable for investments sold                                                                      1,002,314            --
  Receivable for Trust shares sold                                                                       761,968        30,134
  Dividends receivable                                                                                    10,122            --
  Interest receivable                                                                                          9       221,305
  Net variation margin on financial futures contracts (Note 6)                                                --            --
  Unrealized appreciation on forward currency contracts (Note 8)                                              --            --
                                                                                                    ------------  ------------
     Total assets                                                                                    149,617,329   177,427,419
                                                                                                    ------------  ------------
Liabilities
  Payables for:
     Investments purchased                                                                             3,141,095            --
     When-issued / delayed delivery investments (Note 2)                                                      --            --
     Trust shares redeemed                                                                               277,740     2,630,932
     Securities sold short, at value (proceeds $172,528,744) (Note 2)                                         --            --
     Open swap contracts at fair value (Note 10)                                                              --            --
     Unrealized depreciation on forward currency contracts (Note 8)                                           --            --
     Outstanding written options                                                                              --            --
     Distribution and services fees - Class B                                                             12,912        36,693
     Distribution and services fees - Class E                                                              1,825            --
     Collateral on securities on loan                                                                 18,487,875            --
     Interest payable swap position                                                                           --            --
     Investment advisory fee payable (Note 3)                                                            161,031        60,373
     Administration fee payable                                                                            8,449        11,550
     Custodian and accounting fees payable                                                                 9,957         4,806
  Accrued expenses                                                                                        24,282        17,217
                                                                                                    ------------  ------------
     Total liabilities                                                                                22,125,166     2,761,571
                                                                                                    ------------  ------------
Net Assets                                                                                          $127,492,163  $174,665,848
                                                                                                    ============  ============
Net Assets Represented by:
  Paid in surplus                                                                                   $122,344,623  $174,670,459
  Accumulated net realized gain (loss)                                                                (1,216,581)           --
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                    6,369,136            --
  Undistributed (distributions in excess of) net investment income                                        (5,015)       (4,611)
                                                                                                    ------------  ------------
     Total                                                                                          $127,492,163  $174,665,848
                                                                                                    ============  ============
Net Assets
  Class A                                                                                           $ 47,206,087  $  5,253,823
                                                                                                    ============  ============
  Class B                                                                                             64,754,920   169,412,025
                                                                                                    ============  ============
  Class E                                                                                             15,531,156            --
                                                                                                    ============  ============
Capital Shares Outstanding
  Class A                                                                                              9,777,927     5,253,823
                                                                                                    ============  ============
  Class B                                                                                             13,511,798   169,419,583
                                                                                                    ============  ============
  Class E                                                                                              3,233,733            --
                                                                                                    ============  ============
Net Asset Value and Offering Price Per Share
  Class A                                                                                           $       4.83  $       1.00
                                                                                                    ============  ============
  Class B                                                                                                   4.79          1.00
                                                                                                    ============  ============
  Class E                                                                                                   4.80            --
                                                                                                    ============  ============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                               $138,392,105  $165,115,670
**Cost of cash denominated in foreign currencies                                                              --            --
+Cost of written options

                                                                                                        PIMCO
                                                                                                     Total Return
                                                                                                      Portfolio
                                                                                                    --------------
Assets
  Investments, at value (Note 2)*                                                                   $1,475,107,980
  Repurchase Agreements                                                                                 24,124,000
  Cash                                                                                                       7,436
  Cash denominated in foreign currencies**                                                               6,605,882
  Receivable for investments sold                                                                      200,574,896
  Receivable for Trust shares sold                                                                       6,957,566
  Dividends receivable                                                                                          --
  Interest receivable                                                                                    8,372,179
  Net variation margin on financial futures contracts (Note 6)                                             472,885
  Unrealized appreciation on forward currency contracts (Note 8)                                           589,824
                                                                                                    --------------
     Total assets                                                                                    1,722,812,648
                                                                                                    --------------
Liabilities
  Payables for:
     Investments purchased                                                                               7,839,690
     When-issued / delayed delivery investments (Note 2)                                                15,765,390
     Trust shares redeemed                                                                                 257,369
     Securities sold short, at value (proceeds $172,528,744) (Note 2)                                  174,541,551
     Open swap contracts at fair value (Note 10)                                                         4,775,767
     Unrealized depreciation on forward currency contracts (Note 8)                                             --
     Outstanding written options                                                                         3,948,413
     Distribution and services fees - Class B                                                              182,215
     Distribution and services fees - Class E                                                               14,690
     Collateral on securities on loan                                                                  306,667,514
     Interest payable swap position                                                                        608,535
     Investment advisory fee payable (Note 3)                                                              496,073
     Administration fee payable                                                                             62,278
     Custodian and accounting fees payable                                                                  27,761
  Accrued expenses                                                                                          40,068
                                                                                                    --------------
     Total liabilities                                                                                 515,227,314
                                                                                                    --------------
Net Assets                                                                                          $1,207,585,334
                                                                                                    ==============
Net Assets Represented by:
  Paid in surplus                                                                                   $1,163,700,064
  Accumulated net realized gain (loss)                                                                 (13,322,172)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                     12,175,545
  Undistributed (distributions in excess of) net investment income                                      45,031,897
                                                                                                    --------------
     Total                                                                                          $1,207,585,334
                                                                                                    ==============
Net Assets
  Class A                                                                                           $  194,509,932
                                                                                                    ==============
  Class B                                                                                              893,791,242
                                                                                                    ==============
  Class E                                                                                              119,284,160
                                                                                                    ==============
Capital Shares Outstanding
  Class A                                                                                               16,754,205
                                                                                                    ==============
  Class B                                                                                               77,453,916
                                                                                                    ==============
  Class E                                                                                               10,321,229
                                                                                                    ==============
Net Asset Value and Offering Price Per Share
  Class A                                                                                           $        11.61
                                                                                                    ==============
  Class B                                                                                                    11.54
                                                                                                    ==============
  Class E                                                                                                    11.56
                                                                                                    ==============

-------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                               $1,468,644,318
**Cost of cash denominated in foreign currencies                                                         6,467,687
+Cost of written options                                                                                 5,679,905

                       See notes to financial statements

     Met/Putnam         Met/Putnam    Third Avenue    T.Rowe Price
Capital Opportunities    Research    Small Cap Value Mid-Cap Growth
      Portfolio         Portfolio       Portfolio      Portfolio
---------------------  ------------  --------------- --------------
         $ 55,936,700  $109,282,696     $320,232,870   $398,497,776
            1,715,000     3,775,000       44,512,000      1,244,000
                  118        85,837              695            881
                   --        98,748          608,039             --
              313,452     1,031,473          231,186        611,491
                   --       210,381        1,535,000      1,552,633
               28,200        89,747          323,920         91,687
                   29           104           93,534         22,921
                   --            --               --             --
                   --            --               --             --
---------------------  ------------  --------------- --------------
           57,993,499   114,573,986      367,537,244    402,021,389
---------------------  ------------  --------------- --------------
            1,034,336       487,137        5,407,570     11,472,986
                   --            --               --             --
               45,341        32,330               --         14,078
                   --            --               --             --
                   --            --               --             --
                   --        82,831               --             --
                   --            --               --             --
                  618        18,282           60,380         60,982
                   --            --               --          1,285
            3,819,930            --       47,765,819     36,824,938
                   --            --               --             --
               37,984        94,541          184,957        243,993
                4,029         6,765           15,037         18,355
               10,045         7,451            5,888         12,824
               16,811        14,938           17,820         38,866
---------------------  ------------  --------------- --------------
            4,969,094       744,275       53,457,471     48,688,307
---------------------  ------------  --------------- --------------
         $ 53,024,405  $113,829,711     $314,079,773   $353,333,082
=====================  ============  =============== ==============
         $ 59,072,405  $112,817,943     $259,857,374   $320,131,765
          (12,448,725)  (11,285,152)       2,056,880    (19,217,191)

            6,400,725    12,227,828       52,139,186     52,431,771
                   --        69,092           26,333        (13,263)
---------------------  ------------  --------------- --------------
         $ 53,024,405  $113,829,711     $314,079,773   $353,333,082
=====================  ============  =============== ==============
         $ 50,047,363  $ 22,983,640     $  6,162,664   $ 34,827,001
=====================  ============  =============== ==============
            2,977,042    90,846,071      307,917,109    307,683,941
=====================  ============  =============== ==============
                   --            --               --     10,822,140
=====================  ============  =============== ==============
            4,199,765     2,867,640          530,380      5,451,817
=====================  ============  =============== ==============
              251,419    11,397,509       26,528,195     48,525,129
=====================  ============  =============== ==============
                   --            --               --      1,701,812
=====================  ============  =============== ==============
         $      11.92  $       8.01     $      11.62   $       6.39
=====================  ============  =============== ==============
                11.84          7.97            11.61           6.34
=====================  ============  =============== ==============
                   --            --               --           6.36
=====================  ============  =============== ==============

--------------------------------------------------------------------
         $ 49,535,983  $ 96,971,586     $268,106,289   $346,066,045
                   --        98,166          599,525             --
                   --            --               --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003



                                                                         Met/AIM            Met/AIM       Harris Oakmark
                                                                   Mid Cap Core Equity  Small Cap Growth  International
                                                                        Portfolio          Portfolio        Portfolio
                                                                   -------------------  ----------------  --------------
Investment Income:
   Dividends (1)                                                           $ 1,042,293       $   115,432     $ 1,954,693
   Interest (2)                                                                257,138           197,525          59,641
                                                                   -------------------  ----------------  --------------
       Total investment income                                               1,299,431           312,957       2,014,334
                                                                   -------------------  ----------------  --------------
Expenses:
   Investment advisory fee (Note 3)                                            884,138         1,076,516       1,058,799
   Deferred Expense Reimbursement (Note 3)                                      79,198                --         134,866
   Administration fees                                                          38,464            39,362          39,248
   Custody and accounting fees                                                  75,169           141,079         190,372
   Distribution fee - Class B                                                  258,654           268,433         278,693
   Distribution fee - Class E                                                   14,621             7,172          11,449
   Transfer agent fees                                                          24,960            25,035          25,013
   Audit                                                                        16,592            16,592          17,381
   Legal                                                                        20,050            20,050          13,495
   Trustee fees and expenses                                                     9,068             9,068           9,068
   Shareholder reporting                                                            --                --             963
   Insurance                                                                     1,919             2,577           1,054
   Organizational expense                                                           --                --              --
   Other                                                                           346               409             285
                                                                   -------------------  ----------------  --------------
       Total expenses                                                        1,423,179         1,606,293       1,780,686
       Less fees waived and expenses reimbursed by the
          adviser                                                                   --           (55,675)             --
       Less broker commission recapture                                        (44,923)          (19,079)        (22,061)
                                                                   -------------------  ----------------  --------------
   Net expenses                                                              1,378,256         1,531,539       1,758,625
                                                                   -------------------  ----------------  --------------
   Net investment income (loss)                                                (78,825)       (1,218,582)        255,709
                                                                   -------------------  ----------------  --------------
Net Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts, Options Contracts,
Swap Contracts and Foreign Currency Related
Transactions
   Net realized gain (loss) on:
       Investments                                                           2,398,416           850,167       2,379,122
       Futures contracts                                                            --           281,150              --
       Options contracts                                                            --           117,196              --
       Swap contracts                                                               --                --              --
       Foreign currency related transactions                                        --                --         (19,950)
                                                                   -------------------  ----------------  --------------
          Net realized gain (loss) on investments,
              futures contracts, options contracts,
              swap contracts and foreign currency
              related transactions                                           2,398,416         1,248,513       2,359,172
                                                                   -------------------  ----------------  --------------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
              Beginning of period                                           (1,615,059)       (2,411,966)       (356,288)
              End of period                                                 28,622,011        38,922,960      51,180,253
                                                                   -------------------  ----------------  --------------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap contracts
       and foreign currency                                                 30,237,070        41,334,926      51,536,541
                                                                   -------------------  ----------------  --------------
   Net realized and unrealized gain (loss) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
       related transactions                                                 32,635,486        42,583,439      53,895,713
                                                                   -------------------  ----------------  --------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                                 $32,556,661       $41,364,857     $54,151,422
                                                                   ===================  ================  ==============

-------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                         $     2,142       $       596     $   226,185
(2)Interest income includes security lending income of:                         11,290            45,532          42,119
 *For the period 5/1/2003 (commencement of operations)
  through 12/31/2003

                       See notes to financial statements


      Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
Aggressive Growth  Quality Bond  Select Equity  America's Value
    Portfolio       Portfolio      Portfolio      Portfolio*
-----------------  ------------  -------------  ---------------
      $   894,597   $        --   $  1,809,627       $   84,868
          186,771     5,660,541         10,815           71,100
-----------------  ------------  -------------  ---------------
        1,081,368     5,660,541      1,820,442          155,968
-----------------  ------------  -------------  ---------------
        1,101,773       888,500        738,931           20,896
            7,791         3,743             --               --
           42,747        49,428         35,871              733
           87,238       117,148         67,578           32,549
          317,874       109,985         19,579            8,037
            3,067            --             --               --
           19,556        14,426         13,935            4,155
           16,591        17,005         16,122           16,159
           19,047        21,146         20,050            9,227
            9,068         9,068          9,068            6,294
            6,460         6,654             --              224
            2,343         8,001          5,605               --
               --            --             --            9,403
              524         1,078            753            3,063
-----------------  ------------  -------------  ---------------
        1,634,079     1,246,182        927,492          110,740
               --            --             --          (76,985)
          (72,614)           --        (14,505)              --
-----------------  ------------  -------------  ---------------
        1,561,465     1,246,182        912,987           33,755
-----------------  ------------  -------------  ---------------
         (480,097)    4,414,359        907,455          122,213
-----------------  ------------  -------------  ---------------
        4,479,917     4,617,355     (2,130,283)          44,690
               --      (803,628)       459,831               --
               --           193             --               --
               --       274,419             --               --
               21           (49)            --               --
-----------------  ------------  -------------  ---------------
        4,479,938     4,088,920     (1,670,452)          44,690
-----------------  ------------  -------------  ---------------
       (2,127,921)    5,849,945    (18,755,107)              --
       36,494,001     3,805,405     16,763,074          893,601
-----------------  ------------  -------------  ---------------
       38,621,922    (2,044,540)    35,518,181          893,601
-----------------  ------------  -------------  ---------------
       43,101,860     2,043,750     33,847,729          938,291
-----------------  ------------  -------------  ---------------
      $42,621,763   $ 6,458,109   $ 34,755,184       $1,060,504
=================  ============  =============  ===============

----------------------------------------------------------------
      $    17,608   $        --   $      1,948       $       98
           14,253        25,551          1,190               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003



                                                                                        Lord Abbett       Lord Abbett
                                                                                       Bond Debenture  Growth and Income
                                                                                         Portfolio         Portfolio
                                                                                       --------------  -----------------
Investment Income:
    Dividends (1)                                                                        $  2,066,428      $  27,941,140
    Interest (2)                                                                           44,967,357            254,347
                                                                                       --------------  -----------------
       Total investment income                                                             47,033,785         28,195,487
                                                                                       --------------  -----------------
Expenses:
    Investment advisory fee (Note 3)                                                        3,971,116          9,092,357
    Deferred Expense Reimbursement (Note 3)                                                   276,111             96,442
    Administration fees                                                                       175,918            414,801
    Custody and accounting fees                                                               157,498            183,425
    Distribution fee - Class B                                                              1,081,004          1,553,903
    Distribution fee - Class E                                                                 15,050                 --
    Transfer agent fees                                                                        24,256             15,519
    Audit                                                                                      17,228             17,746
    Legal                                                                                      20,050             43,962
    Trustee fees and expenses                                                                   9,067              8,774
    Shareholder reporting                                                                          --             96,255
    Insurance                                                                                  20,574             60,888
    Organization expense                                                                           --                 --
    Other                                                                                       3,133              7,769
                                                                                       --------------  -----------------
       Total expenses                                                                       5,771,005         11,591,841
       Less fees waived and expenses reimbursed by the adviser                                     --                 --
       Less broker commission recapture                                                            --           (115,559)
                                                                                       --------------  -----------------
    Net expenses                                                                            5,771,005         11,476,282
                                                                                       --------------  -----------------
    Net investment income (loss)                                                           41,262,780         16,719,205
                                                                                       --------------  -----------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
    Investments                                                                             1,040,118        (19,337,483)
    Futures contracts                                                                              --                 --
    Options contracts                                                                              --                 --
    Foreign currency related transactions                                                          --                (96)
                                                                                       --------------  -----------------
           Net realized gain (loss) on investments, futures contracts, options
              contracts and foreign currency related transactions                           1,040,118        (19,337,579)
                                                                                       --------------  -----------------
    Unrealized appreciation (deprecitaion) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                             (14,780,755)      (147,881,803)
          End of period                                                                    59,281,208        316,767,202
                                                                                       --------------  -----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   74,061,963        464,649,005
                                                                                       --------------  -----------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                               75,102,081        445,311,426
                                                                                       --------------  -----------------
Net Increase (Decrease) in Net Assets Resulting from Operations                          $116,364,861      $ 462,030,631
                                                                                       ==============  =================

--------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $         --      $      65,506
(2)Interest income includes security lending income of:                                       122,902             87,791
 *For the period 5/1/2003 (commencement of operations) through 12/31/2003

                                                                                           Lord Abbett
                                                                                       Growth Opportunities
                                                                                            Portfolio
                                                                                       --------------------
Investment Income:
    Dividends (1)                                                                               $   113,192
    Interest (2)                                                                                      8,955
                                                                                       --------------------
       Total investment income                                                                      122,147
                                                                                       --------------------
Expenses:
    Investment advisory fee (Note 3)                                                                269,004
    Deferred Expense Reimbursement (Note 3)                                                              --
    Administration fees                                                                              14,518
    Custody and accounting fees                                                                      50,817
    Distribution fee - Class B                                                                       51,949
    Distribution fee - Class E                                                                           --
    Transfer agent fees                                                                              14,415
    Audit                                                                                            17,368
    Legal                                                                                            30,862
    Trustee fees and expenses                                                                         8,772
    Shareholder reporting                                                                            13,766
    Insurance                                                                                         1,421
    Organization expense                                                                                 --
    Other                                                                                               194
                                                                                       --------------------
       Total expenses                                                                               473,086
       Less fees waived and expenses reimbursed by the adviser                                      (78,081)
       Less broker commission recapture                                                                  --
                                                                                       --------------------
    Net expenses                                                                                    395,005
                                                                                       --------------------
    Net investment income (loss)                                                                   (272,858)
                                                                                       --------------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
    Investments                                                                                   3,685,583
    Futures contracts                                                                                    --
    Options contracts                                                                                    --
    Foreign currency related transactions                                                                --
                                                                                       --------------------
           Net realized gain (loss) on investments, futures contracts, options
              contracts and foreign currency related transactions                                 3,685,583
                                                                                       --------------------
    Unrealized appreciation (deprecitaion) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                      (527,341)
          End of period                                                                           7,568,257
                                                                                       --------------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                          8,095,598
                                                                                       --------------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                                     11,781,181
                                                                                       --------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                 $11,508,323
                                                                                       ====================

------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                              $     1,205
(2)Interest income includes security lending income of:                                               8,220
 *For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                              Oppenheimer
 Lord Abbett   MFS Research     Capital     PIMCO Inflation
Mid-Cap Value  International  Appreciation  Protected Bond
  Portfolio      Portfolio     Portfolio      Portfolio*
-------------  -------------  ------------  ---------------
  $ 2,638,490    $ 2,857,372  $  2,651,089      $        --
       20,479         73,200        92,440        1,957,444
-------------  -------------  ------------  ---------------
    2,658,969      2,930,572     2,743,529        1,957,444
-------------  -------------  ------------  ---------------
    1,028,597      1,262,462     1,814,031          747,433
       24,528             --        70,030               --
       42,587         49,229        74,979           37,548
       59,178        366,506       113,320           37,482
      176,044        278,881       715,438          371,955
           --          5,913            --               --
       14,315         23,742        14,566            8,698
       16,130         20,193        16,591           16,424
       20,050         32,412        20,050           10,503
        9,068          8,772         9,068            6,294
           --         21,963        14,986           11,030
        5,735          5,052         5,873               --
           --             --            --            9,403
          789          2,054         1,022            3,271
-------------  -------------  ------------  ---------------
    1,397,021      2,077,179     2,869,954        1,260,041
           --        (82,173)           --               --
           --         (1,618)      (30,429)              --
-------------  -------------  ------------  ---------------
    1,397,021      1,993,388     2,839,525        1,260,041
-------------  -------------  ------------  ---------------
    1,261,948        937,184       (95,996)         697,403
-------------  -------------  ------------  ---------------
    3,153,035      7,604,643     3,248,833        5,388,542
           --             --            --          273,844
           --             --            --          (12,031)
           --         65,947          (294)             290
-------------  -------------  ------------  ---------------

    3,153,035      7,670,590     3,248,539        5,650,645
-------------  -------------  ------------  ---------------
     (269,251)      (587,719)  (12,242,074)              --
   32,994,154     43,809,369    65,608,886        4,499,574
-------------  -------------  ------------  ---------------
   33,263,405     44,397,088    77,850,960        4,499,574
-------------  -------------  ------------  ---------------
   36,416,440     52,067,678    81,099,499       10,150,219
-------------  -------------  ------------  ---------------
  $37,678,388    $53,004,862  $ 81,003,503      $10,847,622
=============  =============  ============  ===============

------------------------------------------------------------
  $     8,906    $   347,751  $     26,053      $        --
        9,538         58,047        31,652               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003


                                                                                          PIMCO        PIMCO         PIMCO
                                                                                        Innovation  Money Market  Total Return
                                                                                        Portfolio    Portfolio     Portfolio
                                                                                       -----------  ------------  ------------
Investment Income:
    Dividends (1)                                                                      $    66,115    $       --   $    14,276
    Interest (2)                                                                            32,146     2,097,239    23,584,039
                                                                                       -----------  ------------  ------------
       Total investment income                                                              98,261     2,097,239    23,598,315
                                                                                       -----------  ------------  ------------
Expenses:
    Investment advisory fee (Note 3)                                                       623,323       726,163     4,621,218
    Deferred Expense Reimbursement (Note 3)                                                     --            --       133,278
    Administration fees                                                                     26,008        51,710       245,163
    Custody and accounting fees                                                            108,979        53,279       254,831
    Distribution fee - Class B                                                              84,436       444,910     1,661,757
    Distribution fee - Class E                                                               8,947            --       109,336
    Transfer agent fees                                                                     22,784        14,822        24,676
    Audit                                                                                   16,591        16,134        13,559
    Legal                                                                                   20,050        20,050        20,050
    Trustee fees and expenses                                                                9,068         9,068         9,068
    Shareholder reporting                                                                       --        13,189        29,625
    Insurance                                                                                1,464         6,615        30,927
    Other                                                                                      143           188         4,683
                                                                                       -----------  ------------  ------------
       Total expenses                                                                      921,793     1,356,128     7,158,171
       Less fees waived and expenses reimbursed by the adviser                              (6,135)      (13,354)           --
       Less broker commission recapture                                                   (136,670)           --            --
                                                                                       -----------  ------------  ------------
    Net expenses                                                                           778,988     1,342,774     7,158,171
                                                                                       -----------  ------------  ------------
    Net investment income (loss)                                                          (680,727)      754,465    16,440,144
                                                                                       -----------  ------------  ------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
       Investments                                                                      19,832,646        12,497     5,886,715
       Futures contracts                                                                        --            --     8,740,012
       Options contracts                                                                        --            --     1,950,098
       Swap contracts                                                                           --            --     3,363,710
       Foreign currency related transactions                                                    --            --    (2,296,044)
                                                                                       -----------  ------------  ------------
           Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
              transactions                                                              19,832,646        12,497    17,644,491
                                                                                       -----------  ------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of year                                                             (1,188,577)           --     8,010,042
          End of year                                                                    6,369,136            --    12,175,545
                                                                                       -----------  ------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                                    7,557,713            --     4,165,503
                                                                                       -----------  ------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                            27,390,359        12,497    21,809,994
                                                                                       -----------  ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                        $26,709,632    $  766,962   $38,250,138
                                                                                       ===========  ============  ============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $     7,032    $       --   $        --
(2)Interest income includes security lending income of:                                     23,676            --        42,118

                       See notes to financial statements

 Met/Putnam
   Capital      Met/Putnam   Third Avenue     T.Rowe Price
Opportunities    Research   Small Cap Value  Mid-Cap Growth
  Portfolio     Portfolio      Portfolio       Portfolio
-------------  -----------  ---------------  --------------
  $   628,397  $ 1,233,391      $ 2,255,289     $   688,241
       10,697       32,757           98,379         166,094
-------------  -----------  ---------------  --------------
      639,094    1,266,148        2,353,668         854,335
-------------  -----------  ---------------  --------------
      409,728      652,740        1,061,936       1,356,903
           --           --           72,372          36,100
       17,524       25,705           38,731          54,114
      107,040      100,906           70,120         134,533
        5,839      146,890          342,158         386,029
           --           --               --           7,705
       13,888       14,347           16,337          23,229
       16,130       12,456           15,596          16,590
       26,787       20,142           20,359          43,409
        9,068        9,068            9,068           9,068
           --        4,400            9,260              --
        2,310        2,629            1,810           3,747
          337          534            2,108             621
-------------  -----------  ---------------  --------------
      608,651      989,817        1,659,855       2,072,048
           --      (98,437)              --              --
         (722)     (25,486)              --        (119,043)
-------------  -----------  ---------------  --------------
      607,929      865,894        1,659,855       1,953,005
-------------  -----------  ---------------  --------------
       31,165      400,254          693,813      (1,098,670)
-------------  -----------  ---------------  --------------

    2,391,842    3,455,081        3,915,671       7,978,192
           --           --               --              --
           --        4,035               --              --
           --           --               --              --
           21           --           (4,200)              2
-------------  -----------  ---------------  --------------

    2,391,863    3,459,116        3,911,471       7,978,194
-------------  -----------  ---------------  --------------

   (3,404,243)  (3,313,695)        (871,905)       (502,097)
    6,400,725   12,227,828       52,139,186      52,431,771
-------------  -----------  ---------------  --------------

    9,804,968   15,541,523       53,011,091      52,933,868
-------------  -----------  ---------------  --------------

   12,196,831   19,000,639       56,922,562      60,912,062
-------------  -----------  ---------------  --------------
  $12,227,996  $19,400,893      $57,616,375     $59,813,392
=============  ===========  ===============  ==============

------------------------------------------------------------
  $       766  $    12,765      $    76,402     $     8,131
        9,841        2,101           31,705          23,205

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2003


                                                         Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio     Small Cap Growth Portfolio
                                                ----------------------------      -------------------------
                                                 Year Ended      Year Ended        Year Ended    Year Ended
                                                December 31,    December 31,      December 31,  December 31,
                                                    2003            2002              2003          2002
                                                ------------------------------    --------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $    (78,825)   $     8,530       $ (1,218,582) $  (210,347)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       and foreign currency related
       transactions                                2,398,416       (861,783)         1,248,513   (2,799,929)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               30,237,070     (1,929,523)        41,334,926   (3,453,867)
                                                 ------------   -----------   -   ------------  -----------
   Net increase (decrease) in net assets
       resulting from operations                  32,556,661     (2,782,776)        41,364,857   (6,464,143)
                                                 ------------   -----------   -   ------------  -----------
Distributions to Shareholders:
   From net investment income
     Class A                                          (3,323)        (2,106)                --           --
     Class B                                              --         (3,343)                --           --
     Class E                                             (38)        (1,545)                --           --
   From net realized gains
     Class A                                         (35,056)        (2,977)                --           --
     Class B                                      (1,640,022)       (22,834)                --           --
     Class E                                        (154,430)        (2,901)                --           --
                                                 ------------   -----------   -   ------------  -----------
   Net decrease in net assets resulting from
       distributions                              (1,832,869)       (35,706)                --           --
                                                 ------------   -----------   -   ------------  -----------
Capital Share Transactions (Notes 4 and 12):
   Proceeds from shares sold
     Class A                                       3,035,428      4,799,244          5,571,606    8,589,891
     Class B                                     154,746,959     35,583,517        134,139,727   51,005,960
     Class E                                      13,507,687      5,664,509          9,321,197    4,950,300
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                 --           --
     Class B                                              --             --                 --           --
     Class E                                              --             --                 --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                          38,379          5,083                 --           --
     Class B                                       1,640,022         26,177                 --           --
     Class E                                         154,467          4,446                 --           --
   Cost of shares repurchased
     Class A                                      (3,929,539)       (22,738)        (8,690,614)    (386,771)
     Class B                                      (4,591,756)    (5,334,843)       (11,975,712)  (6,714,613)
     Class E                                        (574,008)    (1,141,608)        (4,130,987)  (3,009,728)
                                                 ------------   -----------   -   ------------  -----------
   Net increase (decrease) in net assets
       from capital share transactions           164,027,639     39,583,787        124,235,217   54,435,039
                                                 ------------   -----------   -   ------------  -----------
Total increase (decrease) in net assets          194,751,431     36,765,305        165,600,074   47,970,896
   Net assets at beginning of year                41,298,312      4,533,007         55,605,105    7,634,209
                                                 ------------   -----------   -   ------------  -----------
   Net assets at end of year                    $236,049,743    $41,298,312       $221,205,179  $55,605,105
                                                 ============   ===========   =   ============  ===========
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income      $     (1,968)   $       690       $     (3,318) $    (4,516)
                                                 ============   ===========   =   ============  ===========

                       See notes to financial statements

      Harris Oakmark                 Janus Aggressive
  International Portfolio            Growth Portfolio
---------------------------     --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,    December        December 31,    December
    2003        31, 2002            2003        31, 2002
----------------------------    --------------------------
$    255,709  $     33,994      $   (480,097) $   (43,965)

   2,359,172    (1,073,891)        4,479,938   (5,581,054)

  51,536,541      (865,769)       38,621,922   (2,849,034)
------------  ------------  -   ------------  -----------
  54,151,422    (1,905,666)       42,621,763   (8,474,053)
------------  ------------      ------------  -----------
     (72,010)       (7,005)               --       (1,654)
  (2,219,746)      (16,750)               --       (2,181)
    (191,391)       (1,956)               --           --
     (20,578)           --                --           --
    (713,780)           --                --           --
     (57,951)           --                --           --
------------  ------------      ------------  -----------
  (3,275,456)      (25,711)               --       (3,835)
------------  ------------      ------------  -----------
   8,155,873     5,531,115         3,893,275    3,639,904
 228,384,565    23,682,117       165,915,346   43,918,089
  26,534,559     2,186,933         1,904,656           --
          --            --        13,480,356           --
          --            --         6,029,324           --
          --            --         1,825,954           --
      92,588         7,005                --        1,654
   2,933,526        16,750                --        2,181
     249,342         1,955                --           --
  (6,437,137)       (9,159)       (4,356,693)        (446)
  (7,138,795)  (10,459,097)       (3,885,240)  (4,745,659)
  (7,824,450)     (600,188)         (453,848)          --
------------  ------------      ------------  -----------
 244,950,071    20,357,431       184,353,130   42,815,723
------------  ------------      ------------  -----------
 295,826,037    18,426,054       226,974,893   34,337,835
  24,176,466     5,750,412        49,553,023   15,215,188
------------  ------------      ------------  -----------
$320,002,503  $ 24,176,466      $276,527,916  $49,553,023
============  ============      ============  ===========

$ (1,767,662) $    (13,964)     $     (5,718) $    (6,269)
============  ============      ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                          J.P. Morgan
                                                    Quality Bond Portfolio
                                                  --------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2003          2002
                                                  ---------------------------
  Increase (Decrease) in Net Assets:
  Operations:
     Net investment income (loss)                 $  4,414,359  $  6,574,637
     Net realized gain (loss) on investments,
         futures contracts, options contracts,
         swap contracts and foreign currency
         related transactions                        4,088,290     1,372,512
     Net change in unrealized appreciation
         (depreciation) on investments,
         futures contracts, options contracts,
         swap contracts and foreign currency
         related transactions                       (2,044,540)    4,806,194
                                                  ------------  ------------
     Net increase (decrease) in net assets
         resulting from operations                   6,458,109    12,753,343
                                                  ------------  ------------
  Distributions to Shareholders:
     From net investment income
       Class A                                      (4,650,537)   (6,076,884)
       Class B                                      (2,210,520)   (1,352,065)
       Class E                                              --            --
     From net realized gains
       Class A                                              --            --
       Class B                                              --            --
       Class E                                              --            --
                                                  ------------  ------------
     Net decrease in net assets resulting from
         distributions                              (6,861,057)   (7,428,949)
                                                  ------------  ------------
  Capital Share Transactions (Note 4):
     Proceeds from shares sold
       Class A                                       4,996,780    17,927,918
       Class B                                      26,658,651    23,002,987
       Class E                                              --            --
     Net asset value of shares issued through
         dividend reinvestment
       Class A                                       4,650,537     6,076,884
       Class B                                       2,210,520     1,352,065
       Class E                                              --            --
     Cost of shares repurchased
       Class A                                     (29,129,302)  (20,179,414)
       Class B                                      (2,323,295)   (1,021,541)
       Class E                                              --            --
                                                  ------------  ------------
     Net increase (decrease) in net assets
         from capital share transactions             7,063,891    27,158,899
                                                  ------------  ------------
  Total increase (decrease) in net assets            6,660,943    32,483,293
     Net assets at beginning of year               165,774,448   133,291,155
                                                  ------------  ------------
     Net assets at end of year                    $172,435,391  $165,774,448
                                                  ============  ============
     Net assets at end of year includes
         undistributed (distributions in
         excess of) net investment income         $  4,615,407  $  6,861,054
                                                  ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                                Lord Abbett
        J.P. Morgan           America's Value
  Select Equity Portfolio        Portfolio
--------------------------    ---------------
 Year Ended    Year Ended      Period Ended
December 31,  December 31,     December 31,
    2003          2002             2003*
----------------------------  ----------------
$    907,455  $    695,769         $  122,213
  (1,670,452)  (26,816,498)            44,690
  35,518,181   (21,737,899)           893,601
------------  ------------         ----------
  34,755,184   (47,858,628)         1,060,504
------------  ------------         ----------
    (660,335)     (838,826)          (137,103)
     (35,437)      (48,274)                --
          --            --                 --
          --            --            (70,479)
          --            --                 --
          --            --                 --
------------  ------------         ----------
    (695,772)     (887,100)          (207,582)
------------  ------------         ----------
     222,343       314,806                 --
     978,050     3,781,031          8,075,711
          --            --                 --
     660,335       838,826                 --
      35,437        48,274            207,583
          --            --                 --
 (18,691,034)  (35,131,452)                --
    (498,791)     (323,149)          (163,418)
          --            --                 --
------------  ------------         ----------
 (17,293,660)  (30,471,664)         8,119,876
------------  ------------         ----------
  16,765,752   (79,217,392)         8,972,798
 115,699,407   194,916,799                 --
------------  ------------         ----------
$132,465,159  $115,699,407         $8,972,798
============  ============         ==========
$    907,455  $    695,772         $   (8,129)
============  ============         ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        Lord Abbett
                                                                                 Bond Debenture Portfolio
                                                                               ----------------------------
                                                                                 Year Ended     Year Ended
                                                                                December 31,   December 31,
                                                                                    2003           2002
                                                                               ------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                               $   41,262,780  $ 20,366,107
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 1,040,118   (16,283,551)
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                            74,061,963    (6,270,922)
                                                                               --------------  ------------
    Net increase (decrease) in net assets resulting from operations               116,364,861    (2,188,366)
                                                                               --------------  ------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                       (3,790,704)  (12,896,402)
     Class B                                                                      (11,830,812)   (5,165,839)
     Class E                                                                         (350,671)         (848)
    From net realized gains
     Class A                                                                               --            --
     Class B                                                                               --            --
     Class E                                                                               --            --
                                                                               --------------  ------------
    Net decrease in net assets resulting from distributions                       (15,972,187)  (18,063,089)
                                                                               --------------  ------------
Capital Share Transactions (Notes 4 and 12):
    Proceeds from shares sold
     Class A                                                                       27,516,248    13,069,643
     Class B                                                                      517,289,685   181,396,382
     Class E                                                                       23,507,252     2,178,240
    Net asset value of shares issued through acquisition
     Class A                                                                               --    70,161,352
     Class B                                                                               --            --
     Class E                                                                               --       344,984
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                        3,790,704    12,896,402
     Class B                                                                       11,830,813     5,165,839
     Class E                                                                          350,671           848
    Cost of shares repurchased
     Class A                                                                      (33,993,683)  (29,457,532)
     Class B                                                                      (32,180,605)  (19,361,164)
     Class E                                                                       (4,912,701)      (77,370)
                                                                               --------------  ------------
    Net increase (decrease) in net assets from capital share transactions         513,198,384   236,317,624
                                                                               --------------  ------------
Total increase (decrease) in net assets                                           613,591,058   216,066,169
    Net assets at beginning of year                                               402,069,812   186,003,643
                                                                               --------------  ------------
    Net assets at end of year                                                  $1,015,660,870  $402,069,812
                                                                               ==============  ============
    Net assets at end of year includes undistributed (distributions in excess
       of) net investment income                                               $   42,154,519  $ 15,707,655
                                                                               ==============  ============

                                                                                         Lord Abbett
                                                                                 Growth and Income Portfolio
                                                                               ------------------------------
                                                                                 Year Ended      Year Ended
                                                                                December 31,    December 31,
                                                                                    2003            2002
                                                                               -------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                               $   16,719,205  $   11,486,892
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                               (19,337,579)    (14,613,963)
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                           464,649,005    (249,388,123)
                                                                               --------------  --------------
    Net increase (decrease) in net assets resulting from operations               462,030,631    (252,515,194)
                                                                               --------------  --------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                      (10,764,233)     (9,220,759)
     Class B                                                                       (4,755,429)     (3,339,466)
     Class E                                                                               --              --
    From net realized gains
     Class A                                                                               --     (65,695,101)
     Class B                                                                               --     (24,220,593)
     Class E                                                                               --              --
                                                                               --------------  --------------
    Net decrease in net assets resulting from distributions                       (15,519,662)   (102,475,919)
                                                                               --------------  --------------
Capital Share Transactions (Notes 4 and 12):
    Proceeds from shares sold
     Class A                                                                      120,935,065      14,435,120
     Class B                                                                      554,777,532     282,039,942
     Class E                                                                               --              --
    Net asset value of shares issued through acquisition
     Class A                                                                       10,764,233              --
     Class B                                                                        4,755,429              --
     Class E                                                                               --              --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                       10,764,233      74,915,859
     Class B                                                                        4,755,429      27,560,060
     Class E                                                                               --              --
    Cost of shares repurchased
     Class A                                                                     (123,176,231)   (118,653,993)
     Class B                                                                       (8,900,035)     (1,963,920)
     Class E                                                                               --              --
                                                                               --------------  --------------
    Net increase (decrease) in net assets from capital share transactions         574,675,655     278,333,068
                                                                               --------------  --------------
Total increase (decrease) in net assets                                         1,021,186,624     (76,658,045)
    Net assets at beginning of year                                             1,227,544,546   1,304,202,591
                                                                               --------------  --------------
    Net assets at end of year                                                  $2,248,731,170  $1,227,544,546
                                                                               ==============  ==============
    Net assets at end of year includes undistributed (distributions in excess
       of) net investment income                                               $   12,686,324  $   11,486,877
                                                                               ==============  ==============

                       See notes to financial statements

       Lord Abbett                       Lord Abbett
Growth Opportunities Portfolio     Mid-Cap Value Portfolio
-----------------------------    --------------------------
 Year Ended      Year Ended       Year Ended    Year Ended
December 31,    December 31,     December 31,  December 31,
    2003            2002             2003          2002
-------------------------------  ---------------------------
$  (272,858)    $  (103,078)     $  1,261,948  $  1,067,587

  3,685,583      (2,844,545)        3,153,035     2,318,850

  8,095,598        (965,565)       33,263,405   (14,810,053)
-----------     -----------      ------------  ------------
 11,508,323      (3,913,188)       37,678,388   (11,423,616)
-----------     -----------      ------------  ------------
         --              --          (539,103)     (359,053)
         --              --          (505,069)     (235,825)
         --              --                --            --
         --              --        (1,323,324)   (2,989,513)
         --              --        (1,451,505)   (2,056,058)
         --              --                --            --
-----------     -----------      ------------  ------------
         --              --        (3,819,001)   (5,640,449)
-----------     -----------      ------------  ------------
  2,360,678       4,194,420         5,212,528    13,630,605
  4,309,011      11,057,301        30,035,072    38,576,058
         --              --                --            --
 21,444,194              --                --            --
  3,877,765              --                --            --
         --              --                --            --
         --              --         1,862,427     3,348,566
         --              --         1,956,574     2,291,883
         --              --                --            --
 (4,075,868)       (332,637)       (7,190,245)   (6,869,076)
 (1,667,438)     (2,830,269)         (665,205)     (228,084)
         --              --                --            --
-----------     -----------      ------------  ------------
 26,248,342      12,088,815        31,211,151    50,749,952
-----------     -----------      ------------  ------------
 37,756,665       8,175,627        65,070,538    33,685,887
 17,471,776       9,296,149       125,674,111    91,988,224
-----------     -----------      ------------  ------------
$55,228,441     $17,471,776      $190,744,649  $125,674,111
===========     ===========      ============  ============

$    (2,845)    $    (4,196)     $  1,208,161  $  1,044,170
===========     ===========      ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     MFS Research
                                                                                International Portfolio
                                                                              --------------------------
                                                                               Year Ended    Year Ended
                                                                              December 31,  December 31,
                                                                                  2003          2002
                                                                              ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                               $    937,184  $    164,036
   Net realized gain (loss) on investments, futures contracts, options
       contracts, and foreign currency related transactions                      7,670,590    (3,355,546)
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                            44,397,088      (966,367)
                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations              53,004,862    (4,157,877)
                                                                              ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                                      (334,144)      (15,462)
     Class B                                                                    (1,026,225)      (77,895)
     Class E                                                                       (37,867)       (2,696)
   From net realized gains
     Class A                                                                            --            --
     Class B                                                                            --            --
     Class E                                                                            --            --
                                                                              ------------  ------------
   Net decrease in net assets resulting from distributions                      (1,398,236)      (96,053)
                                                                              ------------  ------------
Capital Share Transactions (Notes 4 and 12):
   Proceeds from shares sold
     Class A                                                                     6,925,398    15,763,526
     Class B                                                                   122,539,079    75,017,918
     Class E                                                                     4,144,092     1,963,234
   Net asset value of shares issued through acquisition
     Class A                                                                    49,225,451            --
     Class B                                                                     1,499,021            --
     Class E                                                                            --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       334,144        15,462
     Class B                                                                     1,026,225        77,895
     Class E                                                                        37,867         2,696
   Cost of shares repurchased
     Class A                                                                   (11,306,194)   (9,229,291)
     Class B                                                                   (43,701,146)  (19,440,587)
     Class E                                                                      (478,727)     (124,323)
                                                                              ------------  ------------
   Net increase (decrease) in net assets from capital share transactions       130,245,210    64,046,530
                                                                              ------------  ------------
Total increase (decrease) in net assets                                        181,851,836    59,792,600
   Net assets at beginning of year                                              78,268,195    18,475,595
                                                                              ------------  ------------
   Net assets at end of year                                                  $260,120,031  $ 78,268,195
                                                                              ============  ============
   Net assets at end of year includes undistributed (distributions in
       excess of) net investment income                                       $   (294,119) $     14,274
                                                                              ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                                        PIMCO
        Oppenheimer              Inflation Protected
Capital Appreciation Portfolio     Bond Portfolio
-----------------------------    -------------------
 Year Ended      Year Ended         Period Ended
December 31,    December 31,        December 31,
    2003            2002                2003*
-------------------------------  -------------------
$    (95,996)   $     (8,402)       $    697,403
   3,248,539      (2,166,283)          5,650,645
  77,850,960     (12,129,452)          4,499,574
 ------------   ------------        ------------
  81,003,503     (14,304,137)         10,847,622
 ------------   ------------        ------------
          --            (351)             (4,745)
          --          (4,242)         (1,085,411)
          --              --                  --
          --              --             (23,013)
          --              --          (7,066,642)
          --              --                  --
 ------------   ------------        ------------
          --          (4,593)         (8,179,811)
 ------------   ------------        ------------
     196,009       2,414,227           1,095,308
 348,213,281     113,740,604         367,720,499
          --              --                  --
          --              --                  --
          --              --                  --
          --              --                  --
          --             351              27,758
          --           4,242           8,152,053
          --              --                  --
    (673,058)     (1,500,314)             (1,021)
    (591,691)     (4,200,145)        (12,272,087)
          --              --                  --
 ------------   ------------        ------------
 347,144,541     110,458,965         364,722,510
 ------------   ------------        ------------
 428,148,044      96,150,235         367,390,321
 123,091,884      26,941,649                  --
 ------------   ------------        ------------
$551,239,928    $123,091,884        $367,390,321
 ============   ============        ============
$     (4,362)   $     (6,675)       $    (98,301)
 ============   ============        ============


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                          PIMCO
                                                                  Innovation Portfolio
                                                               --------------------------
                                                                Year Ended    Year Ended
                                                               December 31,  December 31,
                                                                   2003          2002
                                                               ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                $   (680,727) $   (277,461)
   Net realized gain (loss) on investments, futures
       contracts options contracts, swap contracts and
       foreign currency related transactions                     19,832,646   (19,688,462)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency             7,557,713      (850,951)
                                                               ------------  ------------
   Net increase (decrease) in net assets resulting from
       operations                                                26,709,632   (20,816,874)
                                                               ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
   From net realized gains
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
                                                               ------------  ------------
   Net decrease in net assets resulting from distributions               --            --
                                                               ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                     47,831,642    37,581,364
     Class B                                                     45,140,135    18,116,225
     Class E                                                     13,812,222     1,547,548
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
   Cost of shares repurchased
     Class A                                                    (23,728,230)  (28,314,925)
     Class B                                                     (9,838,939)   (4,283,264)
     Class E                                                     (1,802,449)     (114,277)
                                                               ------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                              71,414,381    24,532,671
                                                               ------------  ------------
Total increase (decrease) in net assets                          98,124,013     3,715,797
   Net assets at beginning of year                               29,368,150    25,652,353
                                                               ------------  ------------
   Net assets at end of year                                   $127,492,163  $ 29,368,150
                                                               ============  ============
   Net assets at end of year includes undistributed
       (distributions in excess of) net investment income      $     (5,015) $     (7,398)
                                                               ============  ============

                       See notes to financial statements

           PIMCO                           PIMCO
   Money Market Portfolio         Total Return Portfolio
----------------------------   -----------------------------
  Year Ended    Year Ended       Year Ended     Year Ended
 December 31,  December 31,     December 31,   December 31,
     2003          2002             2003           2002
-----------------------------  -----------------------------
$     754,465  $    737,775    $   16,440,144  $  8,667,604

       12,497         8,897        17,644,491    13,317,257

           --            --         4,165,503     7,466,102
-------------  ------------    --------------  ------------
      766,962       746,672        38,250,138    29,450,963
-------------  ------------    --------------  ------------
      (22,039)       (6,052)       (2,208,989)           --
     (744,923)     (740,620)       (9,374,791)           --
           --            --        (1,300,818)           --
           --            --        (1,814,197)           --
           --            --        (8,082,307)           --
           --            --        (1,079,008)           --
-------------  ------------    --------------  ------------
     (766,962)     (746,672)      (23,860,110)           --
-------------  ------------    --------------  ------------
   16,078,401     4,755,921        66,737,321   105,065,578
  221,367,123   176,836,037       578,544,219   376,072,673
           --            --        95,455,841    28,769,037
       26,703         6,052         4,023,186            --
      744,955       740,620        17,457,098            --
           --            --         2,379,826            --
  (10,856,104)   (4,757,150)      (35,211,581)  (18,937,372)
 (181,235,075)  (75,592,383)     (140,037,920)  (13,222,572)
           --            --        (8,065,787)     (627,735)
-------------  ------------    --------------  ------------
   46,126,003   101,989,097       581,282,203   477,119,609
-------------  ------------    --------------  ------------
   46,126,003   101,989,097       595,672,231   506,570,572
  128,539,845    26,550,748       611,913,103   105,342,531
-------------  ------------    --------------  ------------
$ 174,665,848  $128,539,845    $1,207,585,334  $611,913,103
=============  ============    ==============  ============
$      (4,611) $     (5,420)   $   45,031,897  $ 12,017,735
=============  ============    ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                    Met/Putnam Capital               Met/Putnam
                                                 Opportunities Portfolio         Research Portfolio
                                                -------------------------    --------------------------
                                                 Year Ended   Year Ended      Year Ended    Year Ended
                                                December 31, December 31,    December 31,  December 31,
                                                    2003         2002            2003          2002
                                                ---------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $    31,165  $      2,915    $    400,254  $    302,299
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               2,391,863   (12,768,716)      3,459,116    (7,353,389)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              9,804,968    (2,574,228)     15,541,523    (5,278,837)
                                                -----------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                 12,227,996   (15,340,029)     19,400,893   (12,329,927)
                                                -----------  ------------    ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                             --       (47,428)         (6,783)     (135,829)
     Class B                                             --        (1,467)             --      (144,587)
     Class E                                             --            --              --            --
   From net realized gains
     Class A                                             --            --              --            --
     Class B                                             --            --              --            --
     Class E                                             --            --              --            --
                                                -----------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                     --       (48,895)         (6,783)     (280,416)
                                                -----------  ------------    ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                        271,623     1,357,997         374,563     8,651,118
     Class B                                        646,146     1,786,510      49,293,533    29,021,704
     Class E                                             --            --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             --        47,428           6,783       135,829
     Class B                                             --         1,467              --       144,587
     Class E                                             --            --              --            --
   Cost of shares repurchased
     Class A                                     (8,979,374)  (16,052,854)     (8,878,105)   (9,563,003)
     Class B                                       (371,559)     (212,447)     (6,814,837)  (13,522,533)
     Class E                                             --            --              --            --
                                                -----------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           (8,433,164)  (13,071,899)     33,981,937    14,867,702
                                                -----------  ------------    ------------  ------------
Total increase (decrease) in net assets           3,794,832   (28,460,823)     53,376,047     2,257,359
   Net assets at beginning of year               49,229,573    77,690,396      60,453,664    58,196,305
                                                -----------  ------------    ------------  ------------
   Net assets at end of year                    $53,024,405  $ 49,229,573    $113,829,711  $ 60,453,664
                                                ===========  ============    ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income      $        --  $         --    $     69,092  $    (20,295)
                                                ===========  ============    ============  ============

* For the period 5/1/2002 (commencement of operations) through 12/31/2002

                       See notes to financial statements

       Third Avenue                 T. Rowe Price
Small Cap Value Portfolio     Mid-Cap Growth Portfolio
-------------------------    --------------------------
 Year Ended   Period Ended    Year Ended    Year Ended
December 31,  December 31,   December 31,  December 31,
    2003         2002*           2003          2002
---------------------------  ---------------------------
$    693,813  $    86,495    $ (1,098,670) $   (248,890)
   3,911,471       51,703       7,978,194   (26,784,134)
  53,011,091     (871,905)     52,933,868      (608,533)
------------  -----------    ------------  ------------
  57,616,375     (733,707)     59,813,392   (27,641,557)
------------  -----------    ------------  ------------
     (21,351)      (9,664)             --            --
    (692,095)     (66,065)             --            --
          --           --              --            --
     (36,854)      (6,087)             --       (93,921)
  (1,784,097)     (45,614)             --      (354,168)
          --           --              --       (11,926)
------------  -----------    ------------  ------------
  (2,534,397)    (127,430)             --      (460,015)
------------  -----------    ------------  ------------
     880,623    4,990,886      17,278,066    17,519,418
 222,099,823   34,145,908     197,317,420    62,392,181
          --           --       7,170,861     2,749,424
      58,205       15,751              --        93,921
   2,476,193      111,679              --       354,168
          --           --              --        11,926
    (551,941)         (43)     (5,220,378)   (5,285,892)
  (3,533,554)    (834,600)     (3,556,860)   (5,758,265)
          --           --        (147,755)     (273,115)
------------  -----------    ------------  ------------
 221,429,349   38,429,583     212,841,354    71,803,766
------------  -----------    ------------  ------------
 276,511,327   37,568,446     272,654,746    43,702,194
  37,568,446           --      80,678,336    36,976,142
------------  -----------    ------------  ------------
$314,079,773  $37,568,446    $353,333,082  $ 80,678,336
============  ===========    ============  ============
$     26,333  $    12,327    $    (13,263) $     (9,533)
============  ===========    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Met/AIM Mid Cap Core Equity Portfolio            ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 9.85     $  0.01 (a)     $ 2.58 (a)    $  2.59    $ (0.01)
       01/03/2002 to 12/31/2002 (b)                       10.98        0.03 (a)      (1.15)(a)     (1.12)       0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       12/31/2003                                          9.83       (0.01)(a)       2.57 (a)       2.56          --
       12/31/2002                                         11.02       0.00+ (a)      (1.18)(a)     (1.18)     (0.00)+
       10/09/2001 to 12/31/2001 (c)                       10.00       0.00+ (a)       1.03 (a)       1.03      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          9.84       0.00+ (a)       2.58 (a)       2.58     (0.00)+
       04/01/2002 to 12/31/2002 (d)                       11.60        0.01 (a)      (1.76)(a)     (1.75)     (0.00)+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Met/AIM Small Cap Growth Portfolio               ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.65     $ (0.08)(a)     $ 3.46 (a)    $  3.38    $     --
       01/03/2002 to 12/31/2002 (b)                       11.85       (0.06)(a)      (3.14)(a)     (3.20)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.62       (0.11)(a)       3.46 (a)       3.35          --
       12/31/2002                                         11.89       (0.08)(a)      (3.19)(a)     (3.27)          --
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       1.91 (a)       1.89          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          8.64       (0.10)(a)       3.47 (a)       3.37          --
       04/01/2002 to 12/31/2002 (d)                       11.54       (0.05)(a)      (2.85)(a)     (2.90)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Harris Oakmark International Portfolio (g)       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.89     $  0.08 (a)     $ 3.06 (a)    $  3.14    $ (0.11)
       01/03/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Janus Aggressive Growth Portfolio                ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 5.37     $ (0.01)(a)     $ 1.67 (a)    $  1.66    $     --
       01/03/2002 to 12/31/2002 (b)                        7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          5.34          (0.02)       1.67 (a)       1.65          --
       12/31/2002                                          7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
       02/12/2001 to 12/31/2001 (e)                       10.00      (0.00)+(a)      (2.60)(a)     (2.60)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       04/17/2003 to 12/31/2003 (f)                        5.65       (0.01)(a)       1.35 (a)       1.34          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Met/AIM Mid Cap Core Equity Portfolio            -------------

       Class A
       12/31/2003                                        $(0.10)
       01/03/2002 to 12/31/2002 (b)                       (0.01)
-------------------------------------                 -------------
       Class B
       12/31/2003                                         (0.10)
       12/31/2002                                         (0.01)
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                         (0.10)
       04/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     Met/AIM Small Cap Growth Portfolio               -------------

       Class A
       12/31/2003                                        $    --
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------                 -------------
     Harris Oakmark International Portfolio (g)       -------------

       Class A
       12/31/2003                                        $(0.03)
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                         (0.03)
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                       (0.12)
-------------------------------------                 -------------

       Class E
       12/31/2003                                         (0.03)
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------                 -------------
     Janus Aggressive Growth Portfolio                -------------

       Class A
       12/31/2003                                        $    --
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class E
       04/17/2003 to 12/31/2003 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/03/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Effective 01/01/2003 Harris Associates L.P. became the Portfolio's adviser.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates**    Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.11)     $12.33      26.42%       $  4.5        0.93%        0.92%      0.96%(h)         0.10%        36.2%
    (0.01)       9.85     (10.18)          4.2        0.90*        0.86*         1.64*         0.26*        37.1*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.10)      12.29       26.03        211.8         1.19         1.19       1.15(h)        (0.08)         36.2
    (0.01)       9.83     (10.73)         32.8         1.15         1.12          1.91            --         37.1
    (0.01)      11.02       10.26          4.5        1.15*          N/A         7.18*       (0.06)*        18.0*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)      12.32       26.35         19.8         1.09         1.08       1.07(h)          0.02         36.2
    (0.01)       9.84     (15.17)          4.3        1.05*        1.02*         1.75*         0.13*        37.1*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $     --     $12.03      39.08%       $  6.2        1.04%          N/A         1.16%       (0.78)%        29.8%
        --       8.65     (27.00)          6.7        1.05*       1.03%*         2.10*       (0.64)*        19.50
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.97       38.86        206.3         1.30          N/A          1.36        (1.04)         29.8
        --       8.62     (27.50)         47.1         1.30         1.28          2.32        (0.87)         19.5
        --      11.89       18.90          7.6        1.30*          N/A         5.22*       (0.92)*          5.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      12.01       39.00          8.6         1.20          N/A          1.25        (0.94)         29.8
        --       8.64     (25.13)          1.8        1.20*        1.18*         2.23*       (0.77)*         19.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.14)     $11.89      35.36%       $  8.4        1.16%        1.15%      1.21%(h)         0.80%        22.1%
    (0.01)       8.89     (17.64)          4.8        1.10*        1.08*         2.49*         0.68*         82.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      11.84       34.96        288.0         1.43         1.43       1.33(h)          0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35         1.31          2.64          0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*          N/A         5.69*       (0.07)*         22.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      11.85       35.14         23.6         1.33         1.33       1.24(h)          0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*        1.22*         2.42*       (0.16)*         82.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $     --     $ 7.03      30.91%       $ 19.9       0.89%*       0.89%*      0.90%(h)      (0.09)%*        91.5%
   (0.00)+       5.37     (27.78)          2.7         0.85         0.77          1.43          0.11         92.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.99       30.90        252.6         1.14         1.13       1.18(h)        (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10         1.00          1.69        (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*          N/A         4.03*       (0.11)*         98.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.99       23.72          4.1        1.05*        1.05*      1.04*(h)       (0.26)*         91.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                           Net Asset Net        Net Realized/             Dividends  Distributions
                                           Value     Investment Unrealized     Total from from Net   from Net
Selected Per Share Data for the Year or    Beginning Income     Gain (Loss) on Investment Investment Realized
Period Ended:                              of Period (Loss)     Investments    Operations Income     Capital Gains
J.P. Morgan Quality Bond Portfolio         --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $11.87    $0.32(a)    $ 0.15 (a)    $  0.47    $(0.49)      $    --
 12/31/2002                                  11.41     0.54(a)      0.48 (a)       1.02     (0.56)           --
 12/31/2001                                  11.19     0.64(a)      0.13 (a)       0.77     (0.55)           --
 12/31/2000                                  10.67        0.75          0.42       1.17     (0.65)           --
 12/31/1999                                  11.02        0.46        (0.63)     (0.17)     (0.12)       (0.06)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  11.82     0.29(a)      0.15 (a)       0.44     (0.49)           --
 12/31/2002                                  11.40     0.47(a)      0.51 (a)       0.98     (0.56)           --
 04/03/2001 to 12/31/2001 (b)                11.52     0.39(a)      0.04 (a)       0.43     (0.55)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
J.P. Morgan Select Equity Portfolio        --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $ 9.49    $0.08(a)    $ 3.10 (a)    $  3.18    $(0.07)      $    --
 12/31/2002                                  12.86     0.05(a)     (3.35)(a)     (3.30)     (0.07)           --
 12/31/2001                                  14.03     0.06(a)     (0.89)(a)     (0.83)     (0.06)       (0.28)
 12/31/2000                                  16.11        0.06        (1.00)     (0.94)     (0.08)       (1.06)
 12/31/1999                                  16.07        0.07          1.45       1.52     (0.04)       (1.44)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                   9.45     0.06(a)      3.08 (a)       3.14     (0.05)           --
 12/31/2002                                  12.83     0.03(a)     (3.34)(a)     (3.31)     (0.07)           --
 04/03/2001 to 12/31/2001 (b)                12.35     0.03(a)      0.79 (a)       0.82     (0.06)       (0.28)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett America's Value Portfolio      --------- ---------- -------------- ---------- ---------- -------------
 Class B
 05/01/2003 to 12/31/2003 (c)               $10.00    $0.28(a)    $ 1.81 (a)    $  2.09    $(0.19)      $(0.10)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett Bond Debenture Portfolio       --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $10.24    $0.73(a)    $ 1.27 (a)    $  2.00    $(0.20)      $    --
 12/31/2002                                  11.22     0.77(a)     (0.79)(a)     (0.02)     (0.96)           --
 12/31/2001                                  11.75     0.90(a)     (0.48)(a)       0.42     (0.95)           --
 12/31/2000                                  12.48        1.00        (0.90)       0.10     (0.83)           --
 12/31/1999                                  12.38        0.71        (0.29)       0.42     (0.24)       (0.08)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  10.21     0.69(a)      1.46 (a)       2.15     (0.20)       (0.19)
 12/31/2002                                  11.20     0.72(a)     (0.76)(a)     (0.04)     (0.95)           --
 03/22/2001 to 12/31/2001 (d)                12.03     0.64(a)     (0.52)(a)       0.12     (0.95)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class E
 12/31/2003                                  10.22     0.70(a)      1.28 (a)       1.98     (0.20)           --
 04/01/2002 to 12/31/2002 (e)                11.27     0.53(a)     (0.62)(a)     (0.09)     (0.96)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett Growth and Income Portfolio    --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $18.86    $0.23(a)    $ 5.56 (a)    $  5.79    $(0.24)      $    --
 12/31/2002                                  25.05     0.21(a)     (4.67)(a)     (4.46)     (0.21)       (1.52)
 12/31/2001                                  26.82     0.25(a)     (1.80)(a)     (1.55)     (0.22)           --
 12/31/2000                                  24.07          --          3.26       3.26     (0.28)       (0.23)
 01/08/1999 to 12/31/1999 (f)                21.60     0.27(a)      2.20 (a)       2.47         --           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  18.78     0.18(a)      5.54 (a)       5.72     (0.21)           --
 12/31/2002                                  25.01     0.17(a)     (4.67)(a)     (4.50)     (0.21)       (1.52)
 03/22/2001 to 12/31/2001 (d)                23.59     0.13(a)      1.51 (a)       1.64     (0.22)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2003.
(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--04/01/2002.
(f) Commencement of operations--01/08/1999.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.49)       $11.85      4.01%     $  115.6       0.67%         N/A        0.67%(g)       2.66%        613.4%
    (0.56)        11.87       8.94        134.9        0.60         N/A            0.71        4.53         282.5
    (0.55)        11.41       7.03        126.0        0.60         N/A            0.70        5.59         229.4
    (0.65)        11.19      11.42         93.2        0.64         N/A            0.72        6.33         221.9
    (0.18)        10.67     (1.54)         95.6        0.64         N/A            0.71        5.67         369.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.49)        11.78       3.78         56.8        0.92         N/A         0.91(g)        2.39         613.4
    (0.56)        11.82       8.59         30.8        0.85         N/A            0.96        3.95         282.5
    (0.55)        11.40       3.87          7.3       0.85*         N/A           0.95*       4.40*         229.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.07)       $12.60     33.50%     $  122.9       0.76%       0.75%             N/A       0.78%         80.2%
    (0.07)         9.49    (25.65)        108.9        0.79        0.79             N/A        0.47          63.7
    (0.34)        12.86     (6.05)        189.6        0.73         N/A             N/A        0.43          79.3
    (1.14)        14.03     (6.18)        227.4        0.75         N/A             N/A        0.39          77.6
    (1.48)        16.11       9.71        249.7        0.77         N/A             N/A        0.55         133.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.05)        12.54      33.20          9.6        1.01        1.00             N/A        0.54          80.2
    (0.07)         9.45    (25.83)          6.8        1.05        1.05             N/A        0.25          63.7
    (0.34)        12.83       6.56          5.3       0.98*         N/A             N/A       0.28*          79.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.29)       $11.80     21.05%     $    9.0      1.05%*         N/A          3.44%*      3.78%*         56.2%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.20)       $12.04     19.52%     $  234.6       0.70%         N/A        0.67%(g)       6.52%         36.9%
    (0.96)        10.24     (0.39)        202.1        0.70         N/A            0.77        7.43          45.8
    (0.95)        11.22       3.76        154.2        0.72         N/A            0.75        7.76          66.2
    (0.83)        11.75       0.87        155.2        0.85         N/A            0.86        7.78          64.9
    (0.32)        12.48       3.40        170.2        0.85         N/A            0.86        6.74          46.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.39)        11.97      19.15        758.2        0.96         N/A         0.91(g)        6.11          36.9
    (0.95)        10.21     (0.57)        197.4        0.95         N/A            1.05        7.12          45.8
    (0.95)        11.20       1.17         31.8       0.95*         N/A           0.98*       7.38*          66.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.20)        12.00      19.35         22.8        0.86         N/A         0.81(g)        6.10          36.9
    (0.96)        10.22  (1.03)(c)          2.5       0.85*         N/A           0.98*       7.12*          45.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.24)       $24.41     31.06%     $1,167.7       0.62%       0.61%        0.62%(g)       1.13%         37.0%
    (1.73)        18.86    (17.95)        890.2        0.65        0.63            0.67        0.94          55.4
    (0.22)        25.05     (5.77)      1,205.5        0.64         N/A            0.64        1.04          69.7
    (0.51)        26.82      14.68        944.6        0.70         N/A             N/A        1.32          51.7
        --        24.07      11.38        887.0       0.70*         N/A            N/A*       1.24*          70.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.21)        24.29      30.73      1,081.0        0.86        0.86         0.86(g)        0.87          37.0
    (1.73)        18.78    (18.12)        337.3        0.90        0.88            0.93        0.78          55.4
    (0.22)        25.01       6.96         98.7       0.89*         N/A           0.89*       0.72*          69.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Lord Abbett Growth Opportunities Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 6.78     $(0.05)(a)     $ 2.51 (a)    $  2.46    $    --
       12/31/2002                                             8.95      (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (b)                           9.58      (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             6.75      (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                             8.93      (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (c)                          10.00      (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Mid-Cap Value Portfolio              ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $14.41     $ 0.15 (a)     $ 3.62 (a)    $  3.77    $(0.11)
       12/31/2002                                            16.64       0.16 (a)      (1.71)(a)     (1.55)     (0.07)
       12/31/2001                                            16.92       0.14 (a)       1.14 (a)       1.28     (0.08)
       12/31/2000                                            11.17           0.08           5.79       5.87     (0.04)
       12/31/1999                                            10.58           0.04           0.56       0.60     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                            14.35       0.11 (a)       3.60 (a)       3.71     (0.09)
       12/31/2002                                            16.62       0.13 (a)      (1.72)(a)     (1.59)     (0.07)
       04/03/2001 to 12/31/2001 (d)                          16.41       0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MFS Research International Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 7.49     $ 0.06 (a)     $ 2.34 (a)    $  2.40    $(0.08)
       12/31/2002                                             8.48       0.06 (a)      (1.04)(a)     (0.98)     (0.01)
       05/01/2001 to 12/31/2001 (b)                           9.55      (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             7.47       0.05 (a)       2.33 (a)       2.38     (0.06)
       12/31/2002                                             8.48       0.03 (a)      (1.03)(a)     (1.00)     (0.01)
       02/12/2001 to 12/31/2001 (c)                          10.00       0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                             7.48       0.05 (a)       2.34 (a)       2.39     (0.07)
       12/31/2002                                             8.48       0.03 (a)      (1.02)(a)     (0.99)     (0.01)
       10/31/2001 to 12/31/2001 (e)                           8.15      (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Oppenheimer Capital Appreciation Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 6.47     $     0.01     $ 1.85 (a)    $  1.86    $    --
       01/03/2002 to 12/31/2002 (f)                           8.57       0.01+(a)      (2.11)(a)     (2.10)     0.00 +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             6.45             --       1.84 (a)       1.84         --
       12/31/2002                                             8.57         --+(a)      (2.12)(a)     (2.12)     0.00 +
       02/12/2001 to 12/31/2001 (c)                          10.00         --+(a)      (1.43)(a)     (1.43)     0.00 +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO Inflation Protected Bond Portfolio         ------------ -------------- -------------- ---------- ----------

       Class A
       05/01/2003 to 12/31/2003 (g)                         $10.00     $ 0.07 (a)     $ 0.47 (a)    $  0.54    $(0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       05/01/2003 to 12/31/2003 (g)                          10.00       0.07 (a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Lord Abbett Growth Opportunities Portfolio       -------------

       Class A
       12/31/2003                                           $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------
     Lord Abbett Mid-Cap Value Portfolio              -------------

       Class A
       12/31/2003                                           $(0.27)
       12/31/2002                                            (0.61)
       12/31/2001                                            (1.48)
       12/31/2000                                            (0.08)
       12/31/1999                                                --
-------------------------------------                 -------------

       Class B
       12/31/2003                                            (0.27)
       12/31/2002                                            (0.61)
       04/03/2001 to 12/31/2001 (d)                          (1.48)
-------------------------------------                 -------------
     MFS Research International Portfolio             -------------

       Class A
       12/31/2003                                           $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------

       Class E
       12/31/2003                                                --
       12/31/2002                                                --
       10/31/2001 to 12/31/2001 (e)                              --
-------------------------------------                 -------------
     Oppenheimer Capital Appreciation Portfolio       -------------

       Class A
       12/31/2003                                           $    --
       01/03/2002 to 12/31/2002 (f)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------
     PIMCO Inflation Protected Bond Portfolio         -------------

       Class A
       05/01/2003 to 12/31/2003 (g)                         $(0.21)
-------------------------------------                 -------------

       Class B
       05/01/2003 to 12/31/2003 (g)                          (0.21)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--04/03/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/03/2002.
(g) Commencement of operations--05/01/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets **   Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 9.24      36.43%       $ 27.6        0.90%         N/A             1.04%    (0.57)%        119.0%
        --       6.78     (24.25)          3.8         0.85         N/A              1.69     (0.52)          89.6
        --       8.95      (6.58)          0.9        0.85*         N/A             5.19*    (0.54)*          89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       9.16       35.70         27.6         1.14         N/A              1.39     (0.83)         119.0
        --       6.75     (24.41)         13.7         1.10         N/A              1.98     (0.77)          89.6
        --       8.93     (10.70)          8.4        1.10*         N/A             5.44*    (0.78)*          89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.38)     $17.80      26.15%       $ 90.8        0.83%        N/A%          0.82%(h)      0.98%         18.8%
    (0.68)      14.41      (9.31)         74.0         0.89        0.89              0.90       1.04          29.0
    (1.56)      16.64        8.10         75.1         0.92         N/A              0.94       0.86          40.0
    (0.12)      16.92       52.87         60.0         1.26         N/A         N/A             0.79          66.4
    (0.01)      11.17        5.71         29.4         1.25         N/A              1.41       0.50          64.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.36)      17.70      25.87%        100.0         1.08         N/A           1.06(h)       0.73          18.8
    (0.68)      14.35      (9.58)         51.6         1.14        1.14              1.16       0.83          29.0
    (1.56)      16.62       11.33         16.9        1.15*         N/A             1.17*      0.68*          40.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.08)     $ 9.81      32.20%       $ 67.3        1.09%       1.09%             1.11%      0.68%         99.0%
    (0.01)       7.49     (11.52)          9.4         1.00        1.00              1.86       0.73         114.1
    (0.02)       8.48     (11.04)          3.7        1.00*         N/A             5.08*    (0.01)*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.06)       9.79      32.04%        186.0        1.33%       1.33%             1.39%      0.56%          99.0
    (0.01)       7.47     (11.80)         67.1         1.25        1.25              2.07       0.34         114.1
    (0.01)       8.48     (15.14)         14.7        1.25*         N/A             5.33*      0.13*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.07)       9.80      32.09%         6.88        1.23%       1.23%             1.28%      0.59%          99.0
    (0.01)       7.48     (11.65)          1.8         1.15        1.15              1.82       0.34         114.1
    (0.01)       8.48        4.22           --        1.15*         N/A             5.23*    (1.02)*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 8.33      28.75%       $  0.2       0.72%*       0.72%         0.75%*(h)     0.07%*         36.6%
      0.00       6.47     (24.47)          0.7         0.75         N/A              0.99       0.17          20.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       8.29       28.53        551.0         0.99        0.99           0.98(h)     (0.03)          36.6
      0.00       6.45     (24.73)        122.4         1.00         N/A              1.22     (0.02)          20.6
        --       8.57     (14.27)         26.9        1.00*         N/A             3.21*      0.04*          29.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.25)     $10.29       5.47%       $  1.1       0.70%*         N/A            0.74%*     0.72%*       935.0%*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      10.29        5.35        366.2        0.84*         N/A             0.84*      0.64*        935.0*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
   PIMCO Innovation Portfolio                         ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 3.06      $(0.04)(a)     $ 1.81 (a)    $  1.77    $    --
     12/31/2002                                            6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
     05/01/2001 to 12/31/2001 (b)                          8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            3.04       (0.05)(a)       1.80 (a)       1.75         --
     12/31/2002                                            6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
     02/12/2001 to 12/31/2001 (c)                         10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class E
     12/31/2003                                            3.05       (0.05)(a)       1.80 (a)       1.75         --
     12/31/2002                                            6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
     10/31/2001 to 12/31/2001 (d)                          5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   PIMCO Money Market Portfolio                       ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 1.00      $ 0.01 (a)         (0.01)    $    --    $    --
     01/03/2002 to 12/31/2002 (e)                          1.00        0.02 (a)      (0.01)(a)       0.01     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            1.00        0.00 (a)             --       0.00         --
     12/31/2002                                            1.00        0.01 (a)      0.00 +(a)       0.01     (0.01)
     02/12/2001 to 12/31/2001 (c)                          1.00        0.03 (a)      0.00 +(a)       0.03     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   PIMCO Total Return Portfolio                       ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $11.34      $ 0.28 (a)     $ 0.23 (a)    $  0.51    $(0.13)
     12/31/2002                                           10.35        0.33 (a)       0.66 (a)       0.99         --
     05/01/2001 to 12/31/2001 (b)                         10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                           11.29        0.24 (a)       0.25 (a)       0.49     (0.13)
     12/31/2002                                           10.33        0.31 (a)       0.65 (a)       0.96         --
     02/12/2001 to 12/31/2001 (c)                         10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class E
     12/31/2003                                           11.30        0.23 (a)       0.27 (a)       0.50     (0.13)
     12/31/2002                                           10.33        0.33 (a)       0.64 (a)       0.97         --
     10/31/2001 to 12/31/2001 (d)                         10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   Met/Putnam Capital Opportunities Portfolio (h)     ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 9.26      $ 0.01+(a)     $ 2.65 (a)    $  2.66    $    --
     12/31/2002                                           11.74        0.00+(a)      (2.47)(a)     (2.47)     (0.01)
     12/31/2001                                           14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
     12/31/2000                                           17.27            0.02         (1.78)     (1.76)       0.00+
     12/31/1999                                           11.98            0.01           5.31       5.32     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            9.23       (0.02)(a)       2.63 (a)       2.61         --
     12/31/2002                                           11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
     04/03/2001 to 12/31/2001 (f)                         12.25        0.00+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
   PIMCO Innovation Portfolio                         -------------

     Class A
     12/31/2003                                          $    --
     12/31/2002                                               --
     05/01/2001 to 12/31/2001 (b)                             --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                             --
-------------------------------------                 -------------

     Class E
     12/31/2003                                               --
     12/31/2002                                               --
     10/31/2001 to 12/31/2001 (d)                             --
-------------------------------------                 -------------
   PIMCO Money Market Portfolio                       -------------

     Class A
     12/31/2003                                          $    --
     01/03/2002 to 12/31/2002 (e)                             --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                             --
-------------------------------------                 -------------
   PIMCO Total Return Portfolio                       -------------

     Class A
     12/31/2003                                          $(0.11)
     12/31/2002                                               --
     05/01/2001 to 12/31/2001 (b)                         (0.15)
-------------------------------------                 -------------

     Class B
     12/31/2003                                           (0.11)
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                         (0.15)
-------------------------------------                 -------------

     Class E
     12/31/2003                                           (0.11)
     12/31/2002                                               --
     10/31/2001 to 12/31/2001 (d)                         (0.04)
-------------------------------------                 -------------
   Met/Putnam Capital Opportunities Portfolio (h)     -------------

     Class A
     12/31/2003                                          $    --
     12/31/2002                                               --
     12/31/2001                                           (1.86)
     12/31/2000                                           (0.69)
     12/31/1999                                               --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     04/03/2001 to 12/31/2001 (f)                         (1.86)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--01/03/2002.
(f) Commencement of operations--04/03/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) Effective 01/01/2003 Putnam Investment Management LLC became the Portfolio's adviser.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 4.83      57.84%       $ 47.2        1.10%       1.04%             1.26%    (0.89)%         313.0%
        --       3.06     (50.49)         13.0         1.10        1.04              1.73     (0.90)          227.2
        --       6.18     (23.33)         16.1        1.10*         N/A             3.97*    (0.90)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.79       57.57         64.8         1.35        1.29              1.52     (1.14)          313.0
        --       3.04     (50.65)         15.2         1.35        1.27              1.96     (1.13)          227.2
        --       6.16     (38.40)          9.6        1.35*         N/A             4.21*    (1.01)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.80       57.88         15.5         1.25        1.22              1.37     (1.07)          313.0
        --       3.05     (50.57)          1.2         1.25        1.12              1.83     (0.97)          227.2
        --       6.17       17.75           --        1.25*         N/A             4.11*    (1.18)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 1.00       0.68%       $  5.3        0.50%         N/A             0.50%      0.62%           N/A%
    (0.01)       1.00        1.31           --         0.50         N/A              0.76       1.57            N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       1.00        0.43        169.4         0.74         N/A              0.74       0.42            N/A
    (0.01)       1.00        1.09        128.5         0.75         N/A              0.86       1.04            N/A
    (0.03)       1.00        2.82         26.5        0.75*         N/A             2.42*      2.37*            N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.24)     $11.61       4.53%       $194.5        0.59%         N/A          0.57%(g)      2.43%         547.1%
        --      11.34        9.57        155.0         0.65         N/A           0.64(g)       3.06          474.4
    (0.35)      10.35        6.68         59.1        0.65*         N/A             1.15*      3.76*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      11.54        4.53        893.8         0.83         N/A           0.82(g)       2.07          547.1
        --      11.29        9.29        427.7         0.90         N/A           0.90(g)       2.85          474.4
    (0.33)      10.33        6.68         46.2        0.90*         N/A             1.40*      3.48*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      11.56        4.44        119.3         0.73         N/A           0.71(g)       2.02          547.1
        --      11.30        9.39         29.2         0.80         N/A           0.80(g)       3.00          474.4
    (0.13)      10.33      (1.81)          0.1        0.80*         N/A             1.30*      3.71*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $11.92      28.73%       $ 50.0        1.25%       1.25%              N/A%      0.08%         231.2%
    (0.01)       9.26     (21.05)         47.2         1.20        1.20               N/A       0.01           77.6
    (1.88)      11.74      (8.42)         76.8         1.09         N/A               N/A       0.14           79.9
    (0.69)      14.82     (10.55)         97.9         1.03         N/A               N/A       0.17          107.1
    (0.03)      17.27       44.56        109.3         1.05         N/A              1.09       0.11          123.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.84       28.28          2.9         1.50        1.50               N/A     (0.20)          231.2
    (0.01)       9.23     (21.19)          2.1         1.47        1.47               N/A     (0.23)           77.6
    (1.88)      11.72       10.61          0.9        1.40*         N/A               N/A    (0.10)*           79.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Met/Putnam Research Portfolio                    ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 6.43      $ 0.06 (a)     $ 1.52 (a)    $  1.58    $  0.00+
       12/31/2002                                          8.14        0.05 (a)      (1.73)(a)     (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (b)                        7.59        0.01 (a)       0.55 (a)       0.56     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          6.41        0.03 (a)       1.53 (a)       1.56         --
       12/31/2002                                          8.13        0.03 (a)      (1.72)(a)     (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (c)                       10.00        0.02 (a)      (1.86)(a)     (1.84)     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Third Avenue Small Cap Value Portfolio           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.29      $ 0.05 (a)     $ 3.39 (a)    $  3.44    $(0.04)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     T. Rowe Price Mid-Cap Growth Portfolio (h)       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 4.66      $(0.02)(a)     $ 1.75 (a)    $  1.73    $    --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (e)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Met/Putnam Research Portfolio                    -------------

       Class A
       12/31/2003                                        $    --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------
     Third Avenue Small Cap Value Portfolio           -------------

       Class A
       12/31/2003                                        $(0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------

       Class B
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     T. Rowe Price Mid-Cap Growth Portfolio (h)       -------------

       Class A
       12/31/2003                                        $    --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--10/16/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--05/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) Effective 01/01/2003 T. Rowe Price Associates, Inc. became the Portfolio's adviser.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets **   Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

       $--     $ 8.01      24.61%       $  23.0       0.88%       0.87%          1.06%         0.88%       128.1%
    (0.03)       6.43     (20.61)          26.6        0.85        0.78           1.13          0.64        170.1
    (0.01)       8.14        7.32          35.5       0.85*         N/A          1.69*         0.43*        128.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.97       24.34          90.8        1.14        1.13           1.27          0.36        128.1
    (0.03)       6.41     (20.81)          33.8       1.10^        1.03           1.38          0.44        170.1
    (0.03)       8.13     (18.33)          22.7       1.10*         N/A          1.94*         0.33*        128.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $11.62      41.52%       $  6.16       0.93%         N/A       0.92%(g)         0.54%        14.6%
    (0.03)       8.29     (16.78)          4.20       0.95*         N/A          2.07*         0.75*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)      11.61       41.41         307.9        1.18         N/A        1.13(g)          0.49         14.6
    (0.03)       8.28     (16.90)          33.4       1.20*         N/A          1.69*         0.80*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 6.39      37.12%       $  34.8       0.91%       0.83%       0.92%(g)       (0.37)%        56.5%
    (0.03)       4.66     (44.00)          16.0        0.80        0.73           1.10        (0.34)        157.2
        --       8.37     (14.24)          13.5       0.80*         N/A          2.35*       (0.35)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.34      36.64%        307.70       1.18%       1.12%       1.16%(g)       (0.64)%         56.5
    (0.03)       4.64     (44.04)         62.60        1.05        0.96           1.41        (0.54)        157.2
        --       8.34     (16.60)         23.40       1.05*         N/A          2.60*       (0.53)*         86.3
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.36      36.77%          10.8       1.08%       1.01%       1.06%(g)       (0.54)%         56.5
    (0.03)       4.65     (44.05)           2.1        0.95        0.84           1.34        (0.38)        157.2
        --       8.36       12.67            --       0.95*         N/A          2.49*       (0.70)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-four portfolios, three of which are not currently offered and three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2003, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio), Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio (commenced operations 5/1/2003), Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond (commenced operations 5/1/2003), PIMCO Innovation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and, T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio, the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the MFS Research International Portfolio, the PIMCO Innovation Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



2. Significant Accounting Policies - continued

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                            Expiring    Expiring    Expiring    Expiring    Expiring
Portfolio                                         Total    12/31/2011  12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                      ----------- ----------- ----------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio             $ 1,311,826 $         0 $ 1,311,826 $         0 $         0 $        0

Janus Aggressive Growth Portfolio *              9,284,679           0   3,200,647   4,963,859   1,120,173          0

J.P. Morgan Select Equity Portfolio             43,056,108  11,292,859  19,278,948  12,484,301           0          0

Lord Abbett Bond Debenture Portfolio            31,186,747           0           0  13,543,143  14,798,015  2,845,589

Lord Abbett Growth and Income Portfolio **      61,073,061  17,378,060  16,316,570  27,378,431           0          0

Lord Abbett Growth Opportunities Portfolio ***   5,403,027           0   5,403,027           0           0          0

MFS Research International Portfolio ****       14,966,512           0   6,377,357   8,589,155           0          0

PIMCO Total Return Portfolio                     1,659,570   1,659,570           0           0           0          0

Met/Putnam Capital Opportunities Portfolio      12,379,397           0  12,179,845     199,552           0          0

Met/Putnam Research Portfolio                    8,390,210           0   3,562,723   4,827,487           0          0

T. Rowe Price Mid-Cap Growth Portfolio          18,741,851           0  18,741,851           0           0          0

* Janus Aggressive Growth Fund acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Growth and Income Portfolio acquired losses of $36,551,530 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
*** Lord Abbett Growth Opportunities acquired losses of $5,789,957 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861
**** MFS Research International Portfolio acquired losses of $16,413,372 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

Portfolio which is a money market fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"). A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Short Sales - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. Swap Agreements - Among the strategic transactions into which the Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statements of Operations.

M. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Harris Associates L.P., Janus Capital Management LLC, J.P. Morgan Investment Management Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, OppenheimerFunds Inc., Pacific Investment Management Company LLC, PIMCO Equity Advisors LLC, Putnam Investment Management LLC, Third Avenue Management LLC, and T. Rowe Price Associates, Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                               earned by
                                              the Manager
                                           For the year ended
                                              December 31,
Portfolio                                         2003        % per annum         Average Daily Assets
---------                                  ------------------ ----------- ------------------------------------

Met/AIM Mid Cap Core Equity Portfolio         $  884,138        0.75%     All

Met/AIM Small Cap Growth Portfolio             1,076,516        0.90%     All

Harris Oakmark International Portfolio         1,058,799        0.85%     All

Janus Aggressive Growth Portfolio              1,101,773        0.80%     First $100 Million

                                                                0.75%     Over $100 Million up to $500 Million

                                                                0.70%     Over $500 Million

J.P. Morgan Quality Bond Portfolio               888,500        0.55%     First $75 Million

                                                                0.50%     Over $75 Million

J.P. Morgan Select Equity Portfolio              738,931        0.65%     First $50 Million

                                                                0.60%     Over $50 Million

Lord Abbett America's Value Portfolio*            20,896        0.65%     First $500 Million

                                                                0.60%     Over $500 Million

Lord Abbett Bond Debenture Portfolio           3,971,116        0.60%     All

Lord Abbett Growth and Income Portfolio        9,092,357        0.60%     First $800 Million

                                                                0.55%     Over $800 Million up to $1.5 Billion

                                                               0.450%     Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio       269,004        0.70%     First $200 Million

                                                                0.65%     Over $200 Million up to $500 Million

                                                               0.625%     Over $500 Million

Lord Abbett Mid-Cap Value Portfolio            1,028,597        0.70%     First $200 Million

                                                                0.65%     Over $200 Million up to $500 Million

                                                               0.625%     Over $500 Million

MFS Research International Portfolio           1,262,462        0.80%     First $200 Million

                                                                0.75%     Over $200 Million up to $500 Million

                                                                0.70%     Over $500 Million up to $1 Billion

                                                                0.65%     Over $1 Billion

Oppenheimer Capital Appreciation Portfolio     1,814,031        0.65%     First $150 Million

                                                               0.625%     Over $150 Million up to $300 Million

                                                                0.60%     Over $300 Million up to $500 Million

                                                                0.55%     Over $500 Million

PIMCO Inflation Protected Bond Portfolio*        747,433        0.50%     All

PIMCO Innovation Portfolio                       623,323        0.95%     All

PIMCO Money Market Portfolio                     726,163        0.40%     All

PIMCO Total Return Portfolio                   4,621,218        0.50%     All

Met/Putnam Capital Opportunities Portfolio       409,728        0.85%     All

Met/Putnam Research Portfolio                    652,740        0.80%     First $250 Million

                                                                0.75%     Over $250 Million

Third Avenue Small Cap Value Portfolio         1,061,936        0.75%     All

T. Rowe Price Mid-Cap Growth Portfolio         1,356,903        0.75%     All

* For the period from 5/1/2003 (Commencement of operations) through 12/31/2003

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



3. Investment Management Agreement and Other Transactions with Affiliates - continued
State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2003, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company--Zenith Variable Annuity, MetLife Investors Group--Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company--Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2004 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                         Expenses Deferred in
                                                                      --------------------------
                                                                        2001     2002     2003
                                                                      -------- -------- --------
                                              Maximum Expense Ratio      Subject to repayment
                                              under current Expense             until
                                              Limitation Agreement           December 31,
                                            ----------------------    --------------------------
Portfolio                                   Class A  Class B Class E    2006     2007     2008
---------                                   -------  ------- -------  -------- -------- --------

Met/AIM Mid Cap Core Equity Portfolio        0.95%    1.20%   1.10%   $     -- $122,843 $     --

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%     53,284  260,811  113,088

Harris Oakmark International Portfolio       1.20%    1.45%   1.35%         --   70,893       --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%    182,754  159,172       --

J.P. Morgan Enhanced Index Portfolio*         N/A      N/A     N/A          --  153,964   35,629

J.P. Morgan International Equity Portfolio*   N/A      N/A     N/A      90,398  191,183   70,165

J.P. Morgan Quality Bond Portfolio           0.70%    0.95%   0.85%**  109,837  162,747       --

Lord Abbett America's Value Portfolio        0.80%**  1.05%   0.95%**       --       --   76,985

Lord Abbett Bond Debenture Portfolio         0.75%    1.00%   0.90%         --       --       --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A      84,349  119,049   54,030

Lord Abbett Growth and Income Portfolio       N/A      N/A     N/A          --  225,941       --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%**  175,679  124,154  102,238

MFS Research International Portfolio         1.10%    1.35%   1.25%    322,886  326,312  185,166

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%**  109,170  132,940       --

PIMCO Inflation Protected Bond Portfolio     0.70%    0.95%   0.85%**       --       --   16,207

PIMCO Innovation Portfolio                   1.10%    1.35%   1.25%    219,301  171,885   75,381

PIMCO Money Market Portfolio                  N/A      N/A     N/A     142,951   78,237   13,354

Met/Putnam Research Portfolio                0.90%    1.15%   1.05%**  176,669  152,623  118,946

Third Avenue Small Cap Value Portfolio       1.00%    1.25%   1.15%**       --       --       --

T. Rowe Price Mid-Cap Growth Portfolio       0.95%    1.20%   1.10%    147,135  202,596       --

* Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12.
** Class not offered 12/31/2003

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



3. Investment Management Agreement and Other Transactions with Affiliates - continued
Certain Portfolios (detailed below) changed expense ratios effective May 1, 2003:

                                                   Maximum Expense Ratio
                                                    under prior Expense
                                                   Limitation Agreement
       -                                          ----------------------
       Portfolio                                  Class A Class B Class E
       ---------                                  ------- ------- -------

       Met/AIM Mid-Cap Core Equity Portfolio       0.90%   1.15%   1.05%

       Harris Oakmark International Portfolio      1.10%   1.35%   1.25%

       Janus Aggressive Growth Portfolio           0.85%   1.10%   1.00%

       J.P. Morgan Quality Bond Portfolio          0.60%   0.85%   0.75%

       Lord Abbett Bond Debenture Portfolio        0.70%   0.95%   0.85%

       Lord Abbett Growth and Income Portfolio     0.65%   0.90%   0.80%

       Lord Abbett Growth Opportunities Portfolio  0.85%   1.10%   1.00%

       Lord Abbett Mid-Cap Value Portfolio         0.90%   1.15%   1.05%

       MFS Research International Portfolio        1.00%   1.25%   1.15%

       PIMCO Money Market Portfolio                0.50%   0.75%   0.65%

       PIMCO Total Return Portfolio                0.65%   0.90%   0.80%

       Met/Putnam Research Portfolio               0.85%   1.10%   1.00%

       Third Avenue Small Cap Value Portfolio      0.95%   1.20%   1.10%

       T. Rowe Price Mid-Cap Growth Portfolio      0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate total annual Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to reimbursement by such Portfolio, subject to approval by the Trust's Board of Trustees, to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred. Amounts payable to the Manager at December 31, 2003, under this agreement are combined with investment advisory fee payable.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2003 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

Portfolio                                         Affiliate            Commission
---------                                         ---------            ----------

Harris Oakmark International Portfolio Harris Associates Securities LP  $  2,395

Third Avenue Small Cap Value Portfolio M. J. Whitman LLC                 657,549

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                             Shares Issued    Shares Issued             Net Increase
                                                             in Connection    Through                   (Decrease) in
                                       Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                       Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
Met/AIM Mid Cap Core Equity Portfolio  ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              428,695    282,305           --          3,148      (352,007)     (66,554)     362,141
  01/03/2002 - 12/31/2002                      --    430,450           --            516        (2,271)      428,695     428,695
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            3,338,502 14,202,681           --        134,870      (447,835)   13,889,716  17,228,218
  12/31/2002                              411,418  3,414,200           --          2,663      (489,779)    2,927,084   3,338,502
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              434,774  1,214,883           --         12,682       (56,381)    1,171,184   1,605,958
  04/01/2002 - 12/31/2002                      --    548,759           --            452      (114,437)      434,774     434,774
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Met/AIM Small Cap Growth Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              777,758    541,035           --             --      (801,124)    (260,089)     517,669
  01/03/2002 - 12/31/2002                      --    822,154           --             --       (44,396)      777,758     777,758
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            5,462,796 13,082,731           --             --    (1,300,671)   11,782,060  17,244,856
  12/31/2002                              641,906  5,433,207           --             --      (612,317)    4,820,890   5,462,796
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              203,685    896,778           --             --      (381,039)      515,739     719,424
  04/01/2002 - 12/31/2002                      --    536,177           --             --      (332,492)      203,685     203,685
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Harris Oakmark International Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              535,641    779,494           --          8,058      (620,579)      166,973     702,614
  01/03/2002 - 12/31/2002                      --    535,846           --            797        (1,002)      535,641     535,641
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            2,015,362 22,848,205           --        256,203      (793,431)   22,310,977  24,326,339
  12/31/2002                              530,566  2,503,692           --          1,910    (1,020,806)    1,484,796   2,015,362
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              172,860  2,568,149                      21,758      (767,887)    1,822,020   1,994,880
  04/01/2002 - 12/31/2002                      --    238,086           --            223       (65,449)      172,860     172,860
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Janus Aggressive Growth Portfolio      ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              506,384    619,922    2,479,616             --      (775,779)    2,323,759   2,830,143
  01/03/2002 - 12/31/2002                      --    506,161           --            304           (81)      506,384     506,384
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            8,766,860 26,884,475    1,148,231             --      (647,783)   27,384,923  36,151,783
  12/31/2002                            2,055,236  7,405,716           --            403      (694,495)    6,711,624   8,766,860
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  04/18/2003 - 12/31/2003                      --    299,543      352,762             --       (70,220)      582,085     582,085
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
J.P. Morgan Quality Bond Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                           11,364,340    415,025           --        391,789    (2,415,349)  (1,608,535)   9,755,805
  12/31/2002                           11,040,765  1,508,736           --        514,119    (1,699,280)      323,575  11,364,340
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            2,609,032  2,219,191           --        187,332      (193,398)    2,213,125   4,822,157
  12/31/2002                              637,441  1,943,322           --        114,874       (86,605)    1,971,591   2,609,032
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                              Shares Issued    Shares Issued             Net Increase
                                                              in Connection    Through                   (Decrease) in
                                        Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                        Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
J.P. Morgan Select Equity Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            11,480,415     20,382           --          53,210   (1,804,134)  (1,730,542)   9,749,873
  12/31/2002                            14,750,515     29,316           --          86,656   (3,386,072)  (3,270,100)  11,480,415
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                               718,404     91,164           --           2,869      (47,964)       46,069     764,473
  12/31/2002                               412,143    334,061           --           5,008      (32,808)      306,261     718,404
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett America's Value Portfolio   ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  5/1/2003 - 12/31/2003                         --    757,123           --          17,879      (14,534)      760,468     760,468
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Bond Debenture Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            19,736,383  2,436,588           --         316,684   (3,006,447)    (253,175)  19,483,208
  12/31/2002                            13,741,213    664,778    7,005,648       1,232,926   (2,908,182)    5,995,170  19,736,383
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            19,347,224 45,901,571           --         994,186   (2,896,258)   43,999,499  63,346,723
  12/31/2002                             2,836,074 17,871,836           --         494,812   (1,855,498)   16,511,150  19,347,224
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                               243,035  2,053,109           --          29,394     (422,715)    1,659,788   1,902,823
  04/01/2002 - 12/31/2002                       --    217,793       32,855              81       (7,694)      243,035     243,035
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Growth and Income Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            47,207,857    349,332    5,782,283         562,101   (6,060,181)      632,535  47,841,392
  12/31/2002                            48,113,587    625,555           --       3,910,014   (5,441,299)    (905,730)  47,207,857
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            17,964,532 26,494,832      249,263         249,106     (449,478)   26,543,723  44,508,255
  12/31/2002                             3,947,018 12,670,776           --       1,444,447      (97,709)   14,017,514  17,964,532
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Growth Opportunities
 Portfolio                              ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                               561,210    287,670    2,703,556              --     (561,406)    2,429,820   2,991,030
  12/31/2002                                97,317    507,878           --              --      (43,985)      463,893     561,210
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             2,024,805    550,052      652,415              --     (216,012)      986,455   3,011,260
  12/31/2002                               943,720  1,415,851           --              --     (334,766)    1,081,085   2,024,805
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Mid-Cap Value Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                             5,138,713    340,333           --         106,303     (487,607)     (40,971)   5,097,742
  12/31/2002                             4,508,997    847,447           --         232,378     (450,109)      629,716   5,138,713
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             3,598,974  1,983,088           --         112,318      (45,486)    2,049,920   5,648,894
  12/31/2002                             1,019,278  2,435,256           --         159,602      (15,162)    2,579,696   3,598,974
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
MFS Research International Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                             1,252,032    868,603    6,123,890          36,090   (1,420,710)    5,607,873   6,859,905
  12/31/2002                               440,114  1,925,320           --           2,095   (1,115,497)      811,918   1,252,032
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             8,979,538 15,429,499      210,873         120,805   (5,745,455)   10,015,722  18,995,260
  12/31/2002                             1,736,568  9,694,490           --          10,569   (2,462,089)    7,242,970   8,979,538
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                               239,795    514,508           --           4,358      (56,151)      462,715     702,510
  12/31/2002                                 1,907    252,695           --             366      (15,173)      237,888     239,795
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                         Shares Issued    Shares Issued               Net Increase
                                                         in Connection    Through                     (Decrease) in
                                 Beginning   Shares      with Acquisition Dividend      Shares        Shares        Ending
                                 Shares      Sold        (Note 12)        Reinvestment  Repurchased   Outstanding   Shares
Oppenheimer Capital Appreciation
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                         107,094      27,163        --                 --       (106,161)     (78,998)       28,096
  01/03/2002 - 12/31/2002                 --     300,637        --                 54       (193,597)      107,094      107,094
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                      18,967,760  47,586,120        --                 --        (85,300)   47,500,820   66,468,580
  12/31/2002                       3,144,020  16,387,613        --                649       (564,522)   15,823,740   18,967,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Inflation Protected Bond
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  05/01/2003 - 12/31/2003                 --     109,164        --              2,695            (99)      111,760      111,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  05/01/2003 - 12/31/2003                 --  36,016,510        --            790,694     (1,227,897)   35,579,307   35,579,307
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Innovation Portfolio       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                       4,239,751  11,776,642        --                 --     (6,238,466)    5,538,176    9,777,927
  12/31/2002                       2,597,240   9,063,745        --                 --     (7,421,234)    1,642,511    4,239,751
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                       5,002,191  10,986,748        --                 --     (2,477,141)    8,509,607   13,511,798
  12/31/2002                       1,555,330   4,465,088        --                 --     (1,018,227)    3,446,861    5,002,191
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2003                         391,985   3,252,487        --                 --       (410,739)    2,841,748    3,233,733
  12/31/2002                           1,908     420,260        --                 --        (30,183)      390,077      391,985
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Money Market Portfolio     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                           4,823  16,078,401        --             26,703    (10,856,104)    5,249,000    5,253,823
  01/03/2002 - 12/31/2002                 --   4,755,920        --              6,052     (4,757,149)        4,823        4,823
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                     128,542,580 221,367,123        --            744,955   (181,235,075)   40,877,003  169,419,583
  12/31/2002                      26,558,306 176,836,037        --            740,620    (75,592,383)  101,984,274  128,542,580
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Total Return Portfolio     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                      13,670,264   5,767,117        --            346,229     (3,029,405)    3,093,941   16,754,205
  12/31/2002                       5,711,544   9,717,255        --                 --     (1,758,535)    7,958,720   13,670,264
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                      37,877,688  50,149,451        --          1,511,437    (12,084,660)   39,576,228   77,453,916
  12/31/2002                       4,467,579  34,615,075        --                 --     (1,204,966)   33,410,109   37,877,688
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2003                       2,581,495   8,230,893        --            205,689       (696,848)    7,739,734   10,321,229
  12/31/2002                           8,495   2,632,163        --                 --        (59,163)    2,573,000    2,581,495
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
Met/Putnam Capital Opportunities
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                       5,090,538      27,928        --                 --       (918,701)    (890,773)    4,199,765
  12/31/2002                       6,538,232     116,788        --              5,144     (1,569,626)  (1,447,694)    5,090,538
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                         225,283      65,426        --                 --        (39,290)       26,136      251,419
  12/31/2002                          79,567     167,386        --                159        (21,829)      145,716      225,283
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                             Shares Issued    Shares Issued             Net Increase
                                                             in Connection    Through                   (Decrease) in
                                       Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                       Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
Met/Putnam Research Portfolio          ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            4,142,922     56,418        --               860    (1,332,558)  (1,275,282)   2,867,640
  12/31/2002                            4,362,132  1,104,705        --            20,833    (1,344,748)    (219,210)   4,142,922
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            5,276,904  7,127,679        --                --    (1,007,074)    6,120,605  11,397,509
  12/31/2002                            2,789,804  4,209,569        --            22,244    (1,744,713)    2,487,100   5,276,904
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Third Avenue Small Cap Value Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              501,011     87,619        --             5,110       (63,360)       29,369     530,380
  05/01/2002 - 12/31/2002                      --    499,105        --             1,911            (5)      501,011     501,011
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            4,036,604 22,669,156        --           217,592      (395,157)   22,491,591  26,528,195
  05/01/2002 - 12/31/2002                      --  4,122,830        --            13,570       (99,796)    4,036,604   4,036,604
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
T. Rowe Price Mid-Cap Growth Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            3,432,300  3,028,605        --                --    (1,009,088)    2,019,517   5,451,817
  12/31/2002                            1,613,814  2,691,894        --            19,899      (893,307)    1,818,486   3,432,300
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B                                                                                                         --
  12/31/2003                           13,488,219 35,743,200        --                --      (706,290)   35,036,910  48,525,129
  12/31/2002                            2,809,295 11,513,178        --            75,355      (909,609)   10,678,924  13,488,219
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              450,608  1,279,932        --                --       (28,728)    1,251,204   1,701,812
  12/31/2002                                3,400    489,886        --             2,532       (45,210)      447,208     450,608
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2003 were as follows:

                                                     Purchases                        Sales
                                           ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
                                           --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $           --   $163,249,915  $           --   $ 34,982,401

Met/AIM Small Cap Growth Portfolio                     --    142,816,413              --     32,191,174

Harris Oakmark International Portfolio                       257,676,693                     26,710,798

Janus Aggressive Growth Portfolio                      --    277,441,389              --    122,867,800

J.P. Morgan Quality Bond Portfolio            958,445,116     68,727,807     945,626,722     66,034,611

J.P. Morgan Select Equity Portfolio                    --     93,202,149              --    108,287,346

Lord Abbett America's Value Portfolio                  --     10,192,108              --      2,525,758

Lord Abbett Bond Debenture Portfolio            7,568,894    715,477,987       2,502,485    226,292,129

Lord Abbett Growth & Income Portfolio                  --    951,200,123              --    572,980,547

Lord Abbett Growth Opportunities Portfolio             --     48,117,694              --     45,319,793

Lord Abbett Mid-Cap Value Portfolio                    --     52,760,806              --     26,692,695

MFS Research International Portfolio                   --    229,289,289              --    148,827,983

Oppenheimer Capital Appreciation Portfolio             --    410,695,045              --     95,992,795

PIMCO Inflation Protected Bond Portfolio    2,697,646,535     44,795,697   2,320,045,482      4,617,189

PIMCO Innovation Portfolio                             --    265,155,595              --    194,130,323

PIMCO Total Return Portfolio                5,730,551,578    390,320,284   4,292,757,772    259,022,167

Met/Putnam Capital Opportunities Portfolio             --    109,797,559              --    117,557,990

Met/Putnam Research Portfolio                          --    132,951,991              --    101,990,323

Third Avenue Small Cap Value Portfolio                 --    185,783,639              --     17,561,131

T. Rowe Price Mid-Cap Growth Portfolio                 --    299,265,312              --     97,307,326

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



5. Investment Transactions - continued
At December 31, 2003, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                               Income      Unrealized  Gross Unrealized Appreciation/
Portfolio                                     Tax Cost    Appreciation  (Depreciation)  (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  231,453,468 $ 28,794,003   $   (424,449)   $ 28,369,554

Met/AIM Small Cap Growth Portfolio            236,322,616   40,267,795     (1,625,679)     38,642,116

Harris Oakmark International Portfolio        290,272,388   49,301,706             (5)     49,301,701

Janus Aggressive Growth Portfolio             261,746,558   36,288,136       (737,768)     35,550,368

J.P. Morgan Quality Bond Portfolio            247,742,807    4,023,723       (595,775)      3,427,948

J.P. Morgan Select Equity Portfolio           119,172,890   15,624,851     (2,296,846)     13,328,005

Lord Abbett America's Value Portfolio           8,253,162      882,609        (20,483)        862,126

Lord Abbett Bond Debenture Portfolio        1,061,851,733   64,261,455     (6,355,906)     57,905,549

Lord Abbett Growth and Income Portfolio     2,073,986,492  340,574,343    (38,620,442)    301,953,901

Lord Abbett Growth Opportunities Portfolio     53,422,951    8,366,678       (913,397)      7,453,281

Lord Abbett Mid-Cap Value Portfolio           163,971,557   37,161,327     (4,301,593)     32,859,734

MFS Research International Portfolio          238,649,228   42,315,591     (1,189,923)     41,125,668

Oppenheimer Capital Appreciation Portfolio    531,665,944   64,748,126       (631,496)     64,116,630

PIMCO Inflation Protected Bond Portfolio      747,168,941    2,332,633        (37,636)      2,294,997

PIMCO Innovation Portfolio                    142,842,538    7,757,070     (2,757,368)      4,999,702

PIMCO Total Return Portfolio                1,497,669,715    5,539,138     (3,980,538)      1,558,600

Met/Putnam Capital Opportunities Portfolio     51,320,311    6,719,419       (388,030)      6,331,389

Met/Putnam Research Portfolio                 103,640,936    9,662,952       (246,192)      9,416,760

Third Avenue Small Cap Value Portfolio        312,901,687   51,998,621       (155,438)     51,843,183

T. Rowe Price Mid-Cap Growth Portfolio        347,785,385   53,616,054     (1,659,663)     51,956,391

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



6. Security Lending

As of December 31, 2003, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                                      Value of Securities Value of Collateral
                                                      ------------------- -------------------

Met/AIM Mid-Cap Core Equity Portfolio                    $ 12,786,962        $ 13,165,834

Met/AIM Small Cap Growth Portfolio                         47,548,370          49,188,898

Harris Oakmark International Portfolio                     18,490,671          19,276,250

Janus Aggressive Growth Portfolio                          19,959,134          20,617,119

J.P. Morgan Quality Bond Portfolio                          9,073,902           9,263,199

Lord Abbett Bond Debenture Portfolio                      112,535,144         114,790,967

Lord Abbett Growth and Income Portfolio                   109,440,157         111,948,956

Lord Abbett Growth Opportunities Portfolio                  5,142,831           5,288,145

Lord Abbett Mid-Cap Value Portfolio                         5,879,003           6,105,625

MFS Research International Portfolio                       16,749,921          17,607,807

Oppenheimer Capital Appreciation Portfolio                 35,413,561          36,144,381

PIMCO Innovation Portfolio                                 17,920,798          18,487,875

PIMCO Total Return Portfolio                              300,436,271         306,667,514

Met/Putnam Capital Opportunities Portfolio                  3,705,561           3,819,930

Third Avenue Small Cap Value Portfolio                     45,922,868          47,765,819

T. Rowe Price Mid-Cap Growth Portfolio                     35,762,915          36,824,938

7. Futures Contracts

The futures contracts outstanding as of December 31, 2003 and the description and unrealized appreciation or depreciation were as follows:


                                                                                            Number of   Notional
                                                Description               Expiration Date   Contracts    Value
                                     ---------------------------------- ------------------- --------- ------------

Met/AIM Small Cap Growth Portfolio:  Russell 2000 Index Futures         March 2004--Long         7    $  1,950,200
J.P. Morgan Quality Bond Portfolio:  U.S. Treasury Note 5 Year Futures  March 2004--Long         7         781,375
                                     U.S. Treasury Note 2 Year Futures  March 2004--Long         62     13,270,906
                                     U.S. Treasury Bonds Futures        March 2004--Long          5        546,562
                                     U.S. Treasury Note 10 Year Futures March 2004--Short     (186)    (20,881,406)

J.P. Morgan Select Equity Portfolio: S&P Index Futures                  March 2004--Long         5       1,388,250

PIMCO Inflation Protected Bond
  Portfolio:                         Euro Dollar Futures                March 2004--Short       (5)     (1,234,687)

PIMCO Total Return Portfolio:        Euro Dollar Futures                December 2005--Long    450     108,382,500

                                     Germany Federal Republic Bonds
                                       10 Year Futures                  March 2004--Long     1,178     167,895,152

                                     Germany Federal Republic Bonds
                                       5 Year Futures                   March 2004--Long       203      28,270,252

                                     U.S. Treasury Note 10 Year Futures March 2004--Long     2,656     298,177,500

                                     U.S. Treasury Note 5 Year Futures  March 2004--Long       190      21,208,750

                                     Libor Futures                      December 2004--Long     73      15,511,627

                                     U.S. Treasury Bonds Futures        March 2004--Short     (220)    (24,048,750)

                                       Unrealized
                                     Appreciation/
                                     (Depreciation)
                                     --------------

Met/AIM Small Cap Growth Portfolio:   $   42,651
J.P. Morgan Quality Bond Portfolio:          658
                                           71,026
                                           (3,951)
                                          (35,400)

J.P. Morgan Select Equity Portfolio:      48,601

PIMCO Inflation Protected Bond
  Portfolio:                              (1,375)

PIMCO Total Return Portfolio:            458,437


                                       2,744,285


                                          61,549

                                       4,473,141

                                         168,562

                                          37,464

                                        (347,992)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



8. Forward Foreign Currency Contracts

Open forward foreign currency contracts at December 31, 2003, were as follows:

PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
  Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------
     1/23/2004      7,690,000    CAD      $5,944,173      5,787,155     $157,018
     9/8/2004      36,436,500    CNY       4,565,400      4,500,000       65,400
     9/26/2005     35,538,750    CNY       4,622,881      4,500,000      122,881
     9/8/2004      36,443,250    CNY       4,566,246      4,500,000       66,246
     1/7/2004       5,766,000    EUR       7,263,466      6,948,440      315,026
     9/8/2004      36,436,500    EUR       7,784,984      7,549,179      235,805
     1/15/2004    369,450,000    JPY       3,450,058      3,428,102       21,956
     2/26/2004      7,980,000    MXP         704,636        718,401      (13,765)
     2/26/2004      7,980,000    MXP         704,636        718,401      (13,765)
     2/27/2004      5,350,000    MXP         472,344        478,962       (6,618)
     3/2/2004       2,690,000    MXP         237,366        239,324       (1,958)
     3/2/2004       4,010,000    MXP         353,843        358,741       (4,898)
     3/2/2004       4,010,000    MXP         353,843        358,741       (4,898)
                                                                        --------
                                                                        $938,430
                                                                        ========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange  Appreciation/
  Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------

     9/8/2004     36,472,500    CNY       $ 4,569,911     4,500,000    $ (69,911)
     1/7/2004      8,618,000    EUR        10,856,148    10,585,058     (271,090)
     1/23/2004       139,000    GBP           247,688       240,083       (7,605)
                                                                       ---------
                                                                      $(348,606)
                                                                       =========

Met/Putnam Research Portfolio

Forward Foreign Currency Contracts to Buy:

                                              Value at       In     Net Unrealized
                                            December 31,  Exchange  Appreciation/
       Settlement Date Contracts to Deliver     2003     for U.S. $ (Depreciation)
       --------------- -------------------- ------------ ---------- --------------
          1/2/2004      13,042      EUR       $ 16,431     16,258       $  173
          3/17/2004    173,800      EUR        218,520    210,453        8,067
          1/5/2004       9,069      GBP         16,182     16,131           51
                                                                        ------
                                                                        $8,291
                                                                        ======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



8. Forward Foreign Currency Contracts - continued

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                            Value at      In Exchange Appreciation/
   Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
   --------------- -------------------- ----------------- ----------- --------------
      3/17/2004      725,300     CAD       $  559,349        553,994     $ (5,355)
      1/2/2004        13,042     EUR           16,431         16,258         (173)
      3/17/2004    1,264,200     EUR        1,589,484      1,515,788      (73,696)
      3/17/2004      109,000     GBP          193,408        183,654       (9,754)
      3/17/2004      283,000     SGD          166,774        164,630       (2,144)
                                                                         --------
                                                                         $(91,122)
                                                                         ========

CAD -- Canadian Dollar
CNY -- China Yuan Renminbi
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
MXP -- Mexican Peso
SGD -- Singapore Dollar
U.S. $ -- United States Dollar

9. Options

During the year ended December 31, 2003 the following option contracts were written:

                                                                                   PIMCO Inflation
                                          Met/AIM Small Cap  J.P. Morgan Quality   Protected Bond       PIMCO Total Return
                                          Growth Portfolio     Bond Portfolio         Portfolio              Portfolio
                                         ------------------  ------------------  ------------------- ------------------------
                                         Number of           Number of           Number of            Number of
                                         Contracts  Premium  Contracts   Premium Contracts  Premium   Contracts     Premium
                                         --------- --------  ----------  ------- ---------- -------- -----------  -----------
Options outstanding at December 31, 2002      --   $     --          --  $    --         -- $     -- 133,300,194  $ 2,791,020
Options written.........................   1,199    152,244  18,000,000   60,039 64,000,000  560,202 308,402,325    5,695,360
Options terminated in closing purchase
 transaction............................    (147)   (21,333)         --       --         --       -- (37,300,946)  (1,421,376)
Options closed and expired..............    (822)   (98,877)  7,500,000   20,664         --       -- (31,801,345)  (1,385,099)
                                           -----   --------  ----------  ------- ---------- -------- -----------  -----------
Options outstanding at December 31, 2003     230   $ 32,033  10,500,000  $39,375 64,000,000 $560,202 372,600,228  $ 5,679,905
                                           =====   ========  ==========  ======= ========== ======== ===========  ===========

                                         Met/Putnam Research
                                             Portfolio
                                         -------------------
                                         Number of
                                         Contracts  Premium
                                         ---------  -------
Options outstanding at December 31, 2002      --    $    --
Options written.........................  22,389     27,296
Options terminated in closing purchase
 transaction............................      --         --
Options closed and expired..............  22,389     27,296
                                          ------    -------
Options outstanding at December 31, 2003      --    $    --
                                          ======    =======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



10. Swap Agreements

Open swap agreements at December 31, 2003, were as follows:

J.P. Morgan Quality Bond Portfolio

                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

  80,940,000        USD    12/15/2004    Agreement with Citibank N.A., New York dated 12/13/2003        $89,156
                                         to receive on 9/15/04 the notional amount multiplied by
                                         2.19% and to pay on 9/15/04 the notional amount multiplied by the 3 month USD-LIBOR-BBA.
                                                                                                        -------
                                                                                                        $89,156
                                                                                                        =======
USD - United States Dollar

PIMCO Inflation Protected Bond Portfolio
                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

   4,000,000        CHF    3/29/2005     Agreement with J.P. Morgan Chase Bank dated 10/22/03, to       $18,828
                                         receive quarterly the notional amount multiplied by the 3
                                         month CHF-LIBOR-BBA and to pay quarterly the notional
                                         amount multiplied by 1.50%.
                                                                                                        -------
                                                                                                        $18,828
                                                                                                        =======
CHF - Swiss Franc

PIMCO Total Return Portfolio
                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

   6,600,000        USD    1/15/2004       Agreement with Bank of America Securities dated              $12,889
                                           10/17/03 to receive on 1/15/04 the difference between a
                                           mid-market 20 year swap spread, defined as the yield
                                           spread between a 20 year swap (a U.S. dollar interest rate swap with a term of 20 years involving a semi-annual
                                           paying bond vs. 3 month LIBOR) and the U.S. Treasury,
                                           6.25%, due 8/15/23 and the spread lock rate which is
                                           .18%; multiplied by the notional amount adjusted by a
                                           one basis point annuity on a semi-annual basis (the
                                           adjusted notional) if the swap spread exceeds the spread
                                           lock rate and to pay the difference between the swap
                                           spread and the spread lock rate multiplied by the
                                           adjusted notional amount if the swap spread is less than
                                           the spread lock rate.

  11,800,000        USD    1/15/2004       Agreement with Merrill Lynch & Co. dated 10/16/03 to          23,045
                                           receive on 1/15/04 the difference between the mid-
                                           market 20 year swap spread, defined as the yield spread
                                           between a 20 year swap (a U.S. dollar interest rate swap
                                           with a term of 20 years involving a semi-annual paying
                                           bond vs. 3 month LIBOR) and the U.S. Treasury, 6.25%,
                                           due 8/15/23 and the spread lock rate which is .18%;
                                           multiplied by the notional amount adjusted by a one basis
                                           point annuity on a semi-annual basis (the adjusted
                                           notional) if the swap spread exceeds the spread lock rate
                                           and to pay the difference between the swap spread and
                                           the spread lock rate multiplied by the adjusted notional
                                           amount if the swap spread is less than the spread lock
                                           rate.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


10. Swap Agreements - continued

                    Expiration
Notional Amount        Date                            Description                              Value
---------------     ---------- ------------------------------------------------------------   ---------

      500,000   USD 1/16/2005    Agreement with Merrill Lynch Capital Services, Inc., dated   $  79,904
                                 1/24/03 to receive semi-annually the notional amount
                                 multiplied 16.50% and to pay par in the event of default
                                 of Federative Republic of Brazil 8.00% due 4/15/14.

   29,000,000   USD 8/15/2007    Agreement with Goldman Sachs Capital Markets, LP dated         935,424
                                 8/6/03 to receive semi-annually the notional amount
                                 multiplied 4.00% and to pay semi-annually the notional
                                 amount multiplied by the 3 month USD-LIBOR-BBA.

      300,000   USD 12/20/2008   Agreement with J.P. Morgan Chase Bank dated 10/15/03            (4,793)
                                 to pay quarterly the notional amount multiplied by 1.35%
                                 and to receive par in the event of default of Capital One
                                 Financing Corporation 8.750% due 02/01/07.

      300,000   USD 12/20/2008   Agreement with J.P. Morgan Chase Bank dated 10/15/03            (3,168)
                                 to pay quarterly the notional amount multiplied by 0.93%
                                 and to receive par in the event of default of Sun
                                 Microsystems, Inc., 7.65% due 08/15/09.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay            (4,497)
                                 quarterly the notional amount multiplied by 0.53% and to
                                 receive par in the event of default of Lockheed Martin
                                 Corporation 8.20% due 12/1/2009.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay           (25,954)
                                 quarterly the notional amount multiplied by 0.97% and to
                                 receive par in the event of default of Goodrich
                                 Corporation 7.625% due 12/15/2012.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay            (3,393)
                                 quarterly the notional amount multiplied by 0.48% and to
                                 receive par in the event of default of Northrop Grumman
                                 Corporation 7.125% due 2/15/2011.

   19,600,000   USD 6/16/2009    Agreement with Bank of America Securities dated                (38,573)
                                 12/12/03 to receive semi-annually the notional amount
                                 multiplied by 4.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

  109,700,000   USD 6/16/2009    Agreement with Goldman Sachs Capital Markets, LP, dated       (215,890)
                                 12/10/03 to receive semi-annually the notional amount
                                 multiplied by 4.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

   21,000,000   USD 6/6/2014     Agreement with Bank of America Securities dated                174,510
                                 12/11/03 to receive semi-annually the notional amount
                                 multiplied by 5.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

    2,000,000   USD 6/16/2024    Agreement with Bank of America Securities dated                114,262
                                 12/15/03 to receive semi-annually the notional amount
                                 multiplied by the 3 month USD-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 5.00%.

   29,800,000   CHF 3/29/2005    Agreement with Merrill Lynch Capital Services, Inc., dated     140,269
                                 3/28/03 to receive at maturity the notional amount
                                 multiplied 1.50% and to pay at maturity the notional
                                 amount multiplied by the 3 month CHF-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


10. Swap Agreements - continued

                    Expiration
Notional Amount        Date                            Description                               Value
---------------     ---------- ------------------------------------------------------------   -----------

    18,800,000  CHF 3/29/2005    Agreement with Merrill Lynch Capital Services, Inc., dated   $    88,492
                                 5/20/03 to receive at maturity the notional amount
                                 multiplied 1.50% and to pay at maturity the notional
                                 amount multiplied by the 3 month CHF-LIBOR-BBA.

   123,800,000  CHF 3/29/2005    Agreement with J.P. Morgan Chase Bank dated 8/5/2003             582,729
                                 to receive quarterly the notional amount multiplied by
                                 1.50% and to pay quarterly the notional amount
                                 multiplied by the 3 month CHF-LIBOR-BBA.

    25,900,000  EUR 6/16/2004    Agreement with J.P. Morgan Chase Bank dated 12/3/03 to        (1,108,207)
                                 receive annually the notional amount multiplied by 5.00%
                                 and to pay annually the notional amount multiplied by the
                                 6 month EUR-EURIBOR-TELERATE.

     1,400,000  EUR 3/15/2007    Agreement with J.P. Morgan Chase Bank dated 5/21/2003             (8,199)
                                 to pay annually the notional amount multiplied by 3.50%
                                 and to receive annually the notional amount multiplied by
                                 the 6 month EUR-EURIBOR-TELERATE.

    11,700,000  EUR 6/17/2012    Agreement with Goldman Sachs Capital Markets, LP dated          (792,071)
                                 4/8/02 to receive annually the notional amount multiplied
                                 by the 6 month EURIBOR and to pay annually the notional
                                 amount multiplied by 5.00%.

    68,800,000  EUR 6/16/2014    Agreement with Goldman Sachs Capital Markets, LP dated        (2,943,809)
                                 12/23/03 to receive annually the notional amount
                                 multiplied by the 6 month EUR-EURIBOR-TELERATE and
                                 to pay annually the notional amount multiplied by 5.00%.

   241,000,000  JPY 6/20/2011    Agreement with Goldman Sachs Capital Markets, LP dated           (45,365)
                                 4/8/02 to receive semi-annually the notional amount
                                 multiplied by the 6 month JPY-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 1.4%.

   241,000,000  JPY 6/20/2011    Agreement with Morgan Stanley Capital Services Inc.              (40,248)
                                 dated 7/9/2003 to receive semi-annually the notional
                                 amount multiplied by 0.875% and to pay semi-annually
                                 the notional amount multiplied by the 6 month JPY-
                                 LIBOR-BBA.

 4,870,000,000  JPY 6/18/2013    Agreement with Morgan Stanley Capital Services Inc.           (1,223,512)
                                 dated 12/19/2003 to pay semi-annually the notional
                                 amount multiplied by 1.645% and to receive semi-
                                 annually the notional amount multiplied by the 6 month
                                 JPY-LIBOR-BBA.

    74,500,000  SEK 6/17/2008    Agreement with Merrill Lynch Capital Services, Inc., dated      (117,403)
                                 7/28/03 to receive annually the notional amount
                                 multiplied 4.50% and to pay annually the notional amount
                                 multiplied by the 3 month SEK-STIBOR-SIDE.

   223,500,000  SEK 6/17/2008    Agreements with J.P. Morgan Chase Bank dated 6/17/03            (352,209)
                                 and 6/18/03 to receive annually the notional amount
                                 multiplied by 4.50% and to pay annually the notional
                                 amount multiplied by the SEK-STIBOR-SIDE.
                                                                                              -----------

                                                                                              $(4,775,767)
                                                                                              ===========

CHF - Swiss Franc
EUR - Euro
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



11. Distributions to Shareholders

The tax character of distributions paid during the period ended December 31, 2003 and 2002 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
                                           ----------------------- ---------------------- ------------------------
                                              2003        2002        2003       2002        2003         2002
                                           ----------- ----------- ---------- ----------- ----------- ------------

Met/Aim Mid Cap Core Equity Portfolio      $ 1,832,869 $    35,706 $       -- $        -- $ 1,832,869 $     35,706

Harris Oakmark International Portfolio       3,002,349      25,711    273,106          --   3,275,455       25,711

Janus Aggressive Growth Portfolio                   --       3,835         --          --          --        3,835

J.P. Morgan Quality Bond Portfolio           6,861,057   7,428,949         --          --   6,861,057    7,428,949

J.P. Morgan Select Equity Portfolio            695,772     887,100         --          --     695,772      887,100

Lord Abbett America's Value Portfolio          207,582          --         --          --     207,582           --

Lord Abbett Bond Debenture Portfolio        15,972,187  18,063,089         --          --  15,972,187   18,063,089

Lord Abbett Growth and Income Portfolio     15,519,662  12,838,805         --  89,637,114  15,519,662  102,475,919

Lord Abbett Mid-Cap Value Portfolio          1,044,172   2,762,182  2,774,829   2,878,267   3,819,001    5,640,449

MFS Research International Portfolio         1,398,236      96,053         --          --   1,398,236       96,053

Oppenheimer Capital Appreciation Portfolio          --       4,593         --          --          --        4,593

PIMCO Inflation Protected Bond Portfolio     8,015,505          --    164,306          --   8,179,811           --

PIMCO Money Market Portfolio                   766,962     746,672         --          --     766,962      746,672

PIMCO Total Return Portfolio                21,621,640          --  2,238,470          --  23,860,110           --

Met/Putnam Capital Opportunities Portfolio          --      48,895         --          --          --       48,895

Met/Putnam Research Portfolio                    6,783     280,416         --          --       6,783      280,416

Third Avenue Small Cap Value Portfolio       1,983,734     127,430    550,664          --   2,534,398      127,430

T. Rowe Price Mid Cap Growth Portfolio              --     460,015         --          --          --      460,015

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


11. Distributions to Shareholders - continued

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
                                           ------------- ------------- -------------- ------------- ------------

Met/Aim Mid Cap Core Equity Portfolio       $        --   $       --    $ 28,369,554  $   (125,361) $ 28,244,193

Met/Aim Small Cap Growth Portfolio                   --           --      38,642,116    (1,357,795)   37,284,321

Harris Oakmark International Portfolio           75,212                   49,301,701       (19,223)   49,357,690

Janus Aggressive Growth Portfolio                    --           --      35,550,368    (9,290,397)   26,259,971

J.P. Morgan Quality Bond Portfolio            5,408,250    2,259,067       3,427,948       (32,333)   11,062,932

J.P. Morgan Select Equity Portfolio             907,452           --      13,328,005   (43,056,108)  (28,820,651)

Lord Abbett America's Value Portfolio               793           --         862,126        (8,128)      854,791

Lord Abbett Bond Debenture Portfolio         42,393,038           --      57,905,549   (31,186,746)   69,111,841

Lord Abbett Growth and Income Portfolio      12,686,324           --     301,953,901   (61,073,061)  253,567,164

Lord Abbett Growth Opportunities Portfolio           --           --       7,453,281    (5,405,872)    2,047,409

Lord Abbett Mid-Cap Value Portfolio           1,208,160    6,548,820      32,859,734    (3,744,425)   36,872,289

MFS Research International Portfolio          1,492,995           --      41,125,668   (14,985,680)   27,632,983

Oppenheimer Capital Appreciation Portfolio    2,196,684           --      64,116,630        (4,956)   66,308,358

PIMCO Inflation Protected Bond Portfolio        360,091           --       2,294,997       (98,301)    2,556,787

PIMCO Innovation Portfolio                      152,852           --       4,999,702        (5,016)    5,147,538

PIMCO Money Market Portfolio                         --           --              --        (4,611)       (4,611)

PIMCO Total Return Portfolio                 45,449,307           --       1,558,600    (8,830,686)   38,177,221

Met/Putnam Capital Opportunities Portfolio           --           --       6,331,389   (12,379,397)   (6,048,008)

Met/Putnam Research Portfolio                        --           --       9,416,760    (8,321,710)    1,095,050

Third Avenue Small Cap Value Portfolio        1,454,108      923,581      51,843,183       (11,077)   54,209,795

T. Rowe Price Mid Cap Growth Portfolio               --           --      51,956,391   (18,755,114)   33,201,277

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. Acquisitions

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B. The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio, a series of Metropolitan Series Fund, Inc., ("High Yield Bond") pursuant to a plan of reorganization approved by High Yield Bond shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 Class A shares of Bond Debenture (valued at $70.1 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 33,013 Class E shares of Bond Debenture (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that date ($70.1 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



13. Proxy Results (Unaudited)

At a Special Meeting of Shareholders of the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio and Lord Abbett Developing Growth Portfolio held on April 25, 2003, such shareholders voted for the following proposals:

                                                                                          For    Against Abstain   Total
                                                                                       --------- ------- ------- ----------
1.To approve an agreement and Plan of Reorganization for the sale of all of the        9,328,855 388,431 749,084 10,466,370
  assets of J.P. Morgan Enhanced Index Portfolio to, and the assumption of all of the liabilities of J.P. Morgan Enhanced Index Portfolio by Lord Abbett Growth
  and Income Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Lord Abbett Growth and Income Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Enhanced Index Portfolio in complete liquidation of the J.P. Morgan Enhanced Index Portfolio.

2.To approve an agreement and Plan of Reorganization for the sale of all of the        6,130,073 175,642 579,476  6,885,191
  assets of Lord Abbett Developing Growth Portfolio to, and the assumption of all of the liabilities of Lord Abbett Developing Growth Portfolio by Lord Abbett
  Growth Opportunities Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Lord Abbett Growth Opportunities Portfolio and the distribution of such shares to the shareholders of the Lord Abbett Developing
  Growth Portfolio in complete liquidation of the Lord Abbett Developing Growth
  Portfolio.

3.To approve an agreement and Plan of Reorganization for the sale of all of the        2,772,671 120,563 245,490  3,138,724
  assets of J.P. Morgan International Equity Portfolio to, and the assumption of all of the liabilities of J.P. Morgan International Equity Portfolio by MFS Research
  International Portfolio, a series of the Met Investors Series Trust, in exchange for shares of MFS Research International Portfolio and the distribution of such shares to the shareholders of the J.P. Morgan International Equity Portfolio in
  complete liquidation of the J.P. Morgan International Equity Portfolio.

14. Subsequent Events

A. Reorganization:

The following Portfolio reorganization will be presented to the Board of Trustees on February 18, 2004, for approval. If approved, the reorganization will be presented to shareholders on or about April 27, 2004. If approved by shareholders, the reorganization will occur on or about April 30, 2004.

The proposed reorganization provides for the acquisition of all of the assets of:

PIMCO Money Market Portfolio in exchange for shares of State Street Research Money Market Portfolio, a series of Metropolitan Series Fund, Inc.

INDEPENDENT AUDITORS' REPORT

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Met Investors Series Trust, (the "Trust") comprising Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio), Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid Cap Value Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio (formerly J.P. Morgan Small Cap Stock Portfolio), Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio) (each a "Portfolio" and collectively, the "Portfolios") as of December 31, 2003, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures, included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2003, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the respective periods presented in conformity, with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2004

                          MET INVESTORS SERIES TRUST
                               December 31, 2003



Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                           Position(s)  Term of Office                                           Complex
                            Held with   and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address      Registrant    Time Served             During Past 5 Years            by Trustee    Held by Trustee
---------------------     ------------- -------------- ---------------------------------------- ---------- ----------------------
Elizabeth M. Forget* (37) President and    From        Since December 2000, President of Met        21     None
                          Trustee          December    Investors Advisory LLC; since July 2000,
                                           2000 to     Executive Vice President of MetLife
                                           present.    Investors Group, Inc.; from June 1996
                                                       to July 2000, Senior Vice President of
                                                       Equitable Distributors, Inc. and Vice
                                                       President of Equitable Life Assurance
                                                       Society of the United States.

Disinterested Trustees
Stephen M. Alderman (43)  Trustee          From        Since November 1991, Shareholder in          21     None
                                           December    the law firm of Garfield and Merel, Ltd.
                                           2000 to
                                           present.

Jack R. Borsting (74)     Trustee          From        Since 2001, Professor of Business            21     Director, Ivax
                                           December    Administration and Dean Emeritus,                   Diagnostics and Los
                                           2000 to     Marshall School of Business, University             Angeles Orthopedic
                                           present.    of Southern California (USC); from                  Hospital. Trustee,
                                                       1995-2001 Executive Director, Center                The Rose Hills
                                                       for Telecommunications Management,                  Foundation.
                                                       USC; from 1988 to 1995, Dean of                     Member, Army
                                                       Marshall School of Business, USC.                   Science Board.

Theodore A. Myers (72)    Trustee          From        Since 1993, Financial Consultant.            21     None
                                           December
                                           2000 to
                                           present.

Tod H. Parrott (66)       Trustee          From        Since June 1996, Managing Partner,           21     Director, U.S. Stock
                                           December    Rockaway Partners Ltd. (Investment                  Transfer
                                           2000 to     Consultants).                                       Corporation;
                                           present.                                                        Director, Bonfire
                                                                                                           Foundation.

Dawn M. Vroegop (37)      Trustee          From        From September 1999 to September             21     Director, Caywood
                                           December    2003, Managing Director, Dresdner                   Scholl Asset
                                           2000 to     RCM Global Investors; from July 1994 to             Management;
                                           present.    July 1999, Director, Schroder Capital               Investment
                                                       Management International.                           Committee Member
                                                                                                           of City College of San
                                                                                                           Francisco.

                          MET INVESTORS SERIES TRUST
                               December 31, 2003



Trustees and Officers (Unaudited) - continued

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund
                         Position(s)   Term of Office                                           Complex
                          Held with    and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address    Registrant     Time Served             During Past 5 Years            by Trustee    Held by Trustee
---------------------   -------------- -------------- ---------------------------------------- ---------- ---------------------

Disinterested Trustees (cont.)

Roger T. Wickers (69)   Trustee         From          Since 1995, retired; from 1980 to 1995,      21     From 1995 to 1998,
                                        December      Senior Vice President and General                   Chairman of the
                                        2000 to       Counsel, Keystone Group Inc. and the                Board of Directors of
                                        present.      Keystone Group of Mutual Funds.                     two American
                                                                                                          International Group
                                                                                                          mutual funds.

The Executive Officers
Jeffrey A. Tupper (33)  Chief           From August   Since February 2001, Assistant Vice
                        Financial       2002 to       President of MetLife Investors
                        Officer,        present.      Distribution Company; from 1997 to
                        Treasurer                     January 2001, Vice President of PIMCO
                                                      Advisors L.P.

Michael K. Farrell (49) Executive Vice  From August   Since July 2002, Chief Executive Officer
                        President       2002 to       of MetLife Investors Group, Inc. and Met
                                        present.      Investors Advisory LLC; since April
                                                      2001, Chief Executive Officer of MetLife
                                                      Resources and Senior Vice President of
                                                      Metropolitan Life Insurance Company;
                                                      since January 1990, President of
                                                      Michael K. Farrell Associates, Inc.
                                                      (qualified retirement plans for non-
                                                      profit organizations)

Richard C. Pearson (59) Vice President  From          Since July 2002, President of MetLife
                        and Secretary   December      Investors Distribution Company; since
                                        2000 to       January, 2002, Secretary of Met
                                        present.      Investors Advisory LLC; since January
                                                      2001, Senior Vice President, General
                                                      Counsel and Secretary of MetLife
                                                      Investors Group, Inc.; since November
                                                      2000, Vice President, General Counsel
                                                      and Secretary of Met Investors Advisory
                                                      LLC; from 1998 to November 2000,
                                                      President, Security First Group, Inc.;
                                                      from 1983 to 1997, Senior Vice
                                                      President, General Counsel, Security
                                                      First Group, Inc.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Additional information about the Portfolios' trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660 or by phone at 1-800-848-3854.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 11(a)(1).

Item 3.  Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Theodore Myers has been determined to be an "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant.

(a)      Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant's annual financial statements and for services in connection with statutory and regulatory filings for the fiscal years ended December 31, 2002 and December 31, 2003 were $304,425 and $343,266, respectively.

(b)      Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2002 and December 31, 2003 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal years ended December 31, 2003 and 2002, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)      Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2002 and December 31, 2003 were $87,925 and $90,450, respectively.

During the fiscal years ended December 31, 2003 and 2002, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)      All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2002 and December 31, 2003 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2003 and 2002, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e)(1). The audit committee of the registrant does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

   (2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required for this Item 4(f).

(g) The registrant and Met Investors Advisory LLC, the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2002 and 2003.

(h) No disclosures are required for this Item 4(h).

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 10.  Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:      /s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:    March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:    March 5, 2004

By:      /s/ Jeffrey A. Tupper
Jeffrey A. Tupper
Chief Financial Officer and Treasurer

Date:    March 5, 2004